                                                                   Exhibit 10.06











                                    CONTRACT

                                       FOR

                            ENGINEERING, PROCUREMENT

                            AND CONSTRUCTION SERVICES

                                     BETWEEN

                         PORT ARTHUR COKER COMPANY L.P.

                                    ("OWNER")

                                       AND

                         FOSTER WHEELER USA CORPORATION

                                 ("CONTRACTOR")

                            dated as of July 12, 1999
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                                TABLE OF CONTENTS

                                                                          Page

SECTION 1
      DEFINITIONS............................................................2

SECTION 2
      SCOPE OF WORK AND RESPONSIBILITIES....................................14
      2.1   Contractor's Expertise..........................................14
      2.2   Scope of Work...................................................14
      2.3   Intent of Contract..............................................15
      2.4   Engineering.....................................................15
      2.5   Procurement.....................................................16
      2.6   Construction....................................................17
      2.7   Review of Contract Documents....................................17
      2.8   Existing Structures.............................................17
      2.9   Examination of Project Site.....................................17
      2.10  Taxes...........................................................19
      2.11  Permits.........................................................20
      2.12  Labor, Material and Equipment...................................20
      2.13  Contractors and Owner's Representatives.........................21
      2.14  Construction Schedule and Monthly Report........................22
      2.15  Payment Schedule................................................22
      2.16  Preparation of Technical Information............................22
      2.17  Hazardous Waste.................................................23
      2.18  Removal of Debris...............................................24
      2.19  Removal of Equipment............................................24
      2.20  Cutting, Patching and Damage....................................24
      2.21  Right of Inspection.............................................24
      2.22  Patent and Copyright Fees.......................................25
      2.23  Installation of Coker Complex Equipment.........................25
      2.24  Temporary Facilities, Lighting and Firefighting Equipment.......25
      2.25  Delivery of Materials and Equipment.............................26
      2.26  Safety..........................................................26
      2.27  Security........................................................27
      2.28  Testing and Inspection..........................................27
      2.29  Copies of Drawings and Specifications...........................27
      2.30  Substitutions...................................................28
      2.31  Equipment and Data..............................................28
      2.32  References to Certain Sources...................................28
      2.33  No Prototype Equipment..........................................28
      2.34  Operating Manuals...............................................29
      2.35  Maintenance and Instruction Manuals; Mechanical Catalogs........29
      2.36  Training........................................................29
      2.37  Liens and Other Encumbrances....................................30
      2.38  Spare Parts.....................................................30
      2.39  Labor Relations.................................................31
      2.40  Local Hiring Efforts............................................31
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      2.41  Further Assurances..............................................32
      2.42  Listing of Defects and Deficiencies.............................32
      2.43  Operations and Maintenance......................................32
      2.44  Contractor's Duty to Independent Engineer.......................32
      2.45  Certificate of Contractor; Consent to Assignment................32
      2.46  Intellectual Property Licenses..................................32

SECTION 3
      SUBCONTRACTORS........................................................33
      3.1   Subcontractors..................................................33
      3.2   Contractor's Liability..........................................34
      3.3   Terms in Subcontracts...........................................34
      3.4   Assignability of Subcontracts to Owner..........................34
      3.5   Removal of Subcontractor's Personnel............................34
      3.6   Subcontractor Warranties........................................35
      3.7   Subcontractor Insurance.........................................35
      3.8   No Privity with Subcontractors..................................35
      3.9   Review and Approval not Relief of Contractor Liability..........35

SECTION 4
      CONTRACT AMOUNT AND PAYMENT...........................................36
      4.1   Fixed Price Contract Amount.....................................36
      4.2   Coordination with Interim Reimbursable Contract.................36
      4.3   Submission of Applications for Payment..........................36
      4.4   Payments........................................................36
      4.5   Letter of Credit................................................38
      4.6   Review by Owner and Independent Engineer Prior to Payment.......42
      4.7   Final Completion and Payment....................................42
      4.8   Payments to Subcontractors......................................44
      4.9   Payments Subject to Release of Liens............................44
      4.10  Right to Audit..................................................45
      4.11  No Payment in Event of Material Breach..........................45

SECTION 5
      COMPLETION AND ACCEPTANCE OF COKER PROJECT............................45
      5.1   Mechanical Completion...........................................45
      5.2   Commissioning and Start-up......................................49
      5.3   Performance Tests...............................................49
      5.4   Guaranteed Performance Dates....................................51
      5.5   Owner Control of Coker Project..................................51
      5.6   Reliability and Capacity Buydown Payments.......................51
      5.7   Final Completion................................................52

SECTION 6
      REBATE AND BONUS PAYMENTS.............................................54
      6.1   Late Payments...................................................54
      6.2   Reliability and Capacity Buydown Payments.......................55
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      6.3   Rebate Payments Reasonable......................................56
      6.4   Offset of Rebate Payments.......................................57
      6.5   Invalidity of Rebates...........................................57

SECTION 7
      LIABILITY.............................................................57
      7.1   Limitation of Liability.........................................57
      7.2   Offsite and Revamp Work; Integration............................58
      7.3   Waiver of Consequential Damages.................................60
      7.4   Application of Limitations......................................60
      7.5   Other Owners....................................................60

SECTION 8
      WARRANTIES............................................................60
      8.1   Warranties and Guarantees.......................................60
      8.2   Application of Warranties.......................................61
      8.3   Standards for Warranty Work.....................................61
      8.4   Root Cause Clearance............................................62
      8.5   Limitation of Warranties........................................62

SECTION 9
      INSURANCE AND INDEMNIFICATION.........................................62
      9.1   Insurance Requirements..........................................62
      9.2   General Indemnification.........................................62
      9.3   Application of Indemnity........................................65
      9.4   Survival........................................................65

SECTION 10
      CONTROL OF THE WORK...................................................65
      10.1  Control of the Work.............................................65
      10.2  Owner's Right to Do Work........................................66
      10.3  Interrelation of Documents: Errors..............................66
      10.4  Cooperation.....................................................66
      10.5  Dependence on Work of Owner or Others...........................66
      10.6  Inspector's Authority...........................................67
      10.7  Labor Disputes..................................................67

SECTION 11
      CLAIMS AND DISPUTES...................................................68
      11.1  Procedures for Claims and Disputes..............................68
      11.2  Executive-Level Submission......................................69
      11.3  Arbitration/Judicial Forum......................................69
      11.4  Pending Resolution of Disputes and Claims.......................70
      11.5  Resolution of Claims............................................70
      11.6  Force Majeure...................................................70
      11.7  Owner-Caused Delay..............................................71
      11.8  Application of Relief...........................................72
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      11.9  Non-Performing Party............................................73
      11.10 Owner's Excuse for Non-Performance..............................73
      11.11 Contractor Not Excused..........................................74
      11.12 No Excuse for Payment of Money..................................74

SECTION 12
      CHANGES IN WORK.......................................................74
      12.1  Owner-Initiated Changes in Work.................................74
      12.2  Contractor-Requested Change Orders..............................74
      12.3  Change Orders for Claims........................................75
      12.4  Change Orders...................................................75
      12.5  Deletions from Work.............................................76
      12.6  Change in Law; Project Documents................................76
      12.7  Change Order Dispute Resolution.................................77

SECTION 13
      INSPECTION AND REJECTION OF GOODS,TITLE AND INSURABLE INTEREST........77
      13.1  Uniform Commercial Code -- Applicability........................77
      13.2  Title...........................................................78
      13.3  Insurable Interest in Goods.....................................78
      13.4  Risk of Loss....................................................79

SECTION 14
      TERMINATION OR SUSPENSION OF CONTRACT.................................79
      14.1  Owner's Right to Terminate and Other Remedies...................79
      14.2  Contractor Abandonment of Contract..............................83
      14.3  Termination for Owner's Convenience.............................83
      14.4  Owner's Right to Suspend Work...................................83
      14.6  Termination Payment.............................................84
      14.7  Surviving Obligations...........................................85

SECTION 15
      REPRESENTATIONS AND WARRANTIES........................................85
      15.1  Representations and Warranties of Contractor....................85
      15.2  Representations and Warranties of Owner.........................86

SECTION 16
      MISCELLANEOUS CLAUSES.................................................87
      16.1  Notice..........................................................87
      16.3  Attorneys' Fees -- Prevailing Party.............................89
      16.4  Successors and Assigns..........................................89
      16.5  Assignment......................................................89
      16.6  Relationship of the Parties.....................................90
      16.7  Waiver..........................................................90
      16.9  Records and Communications......................................92
      16.10 Ownership of Turnkey Specifications.............................92
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        16.11 Interest......................................................92
        16.12 Financing Parties Requirements................................92
        16.13 Owner Review, Comment and Approval............................93
        16.14 Discretion....................................................93
        16.15 Time is of the Essence........................................93
        16.16 Conditions Precedent to Effective Date; Notice to Proceed.....93
        16.17 Headings......................................................95
        16.18 Counterparts..................................................95
        16.20 Non-Recourse..................................................95
        16.21 Merger of Contractor or EPC Guarantor.........................95

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SCHEDULES

1.3     Environmental Permits
1.4     Existing Environmental Conditions and Liabilities
1.5     Pre-Commissioning and Commissioning Activities
1.7     Turnkey Specifications
2.4.2   Consumables
2.6     Owner Construction Services
2.11(a) Owner-Obtained Permits
2.11(b) Contractor-Obtained Permits
2.13.2  Organizational Chart
2.14    Construction Schedule
2.15    Payment Schedule
2.46    Third Party Technology Licenses
5.3     Performance Test Standards
7.2     Offsite and Revamp Work
9.1     Required Insurance
16.9    Record Keeping Procedures

EXHIBITS

A       Form of Application for Payment
B       Form of Guarantee
C       Form of Retention Letter of Credit
D       Form of Monthly Report
E       Form of Final Contractor Lien Waiver and Release
F       Form of Final Subcontractor Lien Waiver and Release
G       Form of Contractor Partial Lien Waiver and Release
H       Form of Subcontractor Partial Lien Waiver and Release
I       Form of Change Order
J       Form of Subcontractor Assignment and Consent Agreement
K       Form of Contractor Assignment and Consent Agreement
L       Form of Notice to Proceed

                     CONTRACT FOR ENGINEERING, PROCUREMENT
                           AND CONSTRUCTION SERVICES


     THIS CONTRACT FOR ENGINEERING, PROCUREMENT AND CONSTRUCTION SERVICES, dated as of July 12, 1999 between Port Arthur Coker Company L.P., a Delaware limited partnership ("Owner"), and Foster Wheeler USA Corporation, a Delaware corporation ("Contractor").

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, Owner desires to construct and own a delayed coking unit and certain related refinery equipment (the "Coker Complex"), to be located at Clark
                                         -------------
R&M's existing refinery in Port Arthur, Jefferson County, Texas, upon land leased by Owner, which Coker Complex is intended to be designed and constructed to meet and comply with the provisions of this Contract, technical requirements established by the Project Documents, the Financing Documents and all Applicable Laws and Applicable Permits;

     WHEREAS, the Coker Complex is to be constructed on a "fast-track" basis and, in order to meet the intended construction schedule, the Contractor has previously agreed, pursuant to the Engineering, Procurement and Construction Agreement dated as of March 24, 1998 between Clark R&M and Contractor (as it may be amended from time to time, the "Interim Reimbursable Contract") to commence design, procurement and construction of the Heavy Oil Processing Facility;

     WHEREAS, pursuant to the Bill of Sale, Clark R&M is selling Owner all work in progress, including design materials, performed by Contractor to date under the Interim Reimbursable Contract and related to the Coker Complex;

     WHEREAS, Owner and Contractor wish to complete construction of the Coker Complex on a lump sum fixed price basis;

     WHEREAS, Contractor, itself or through Contractor's Subcontractors, desires to provide and Owner desires to obtain a complete operating Coker Complex, including design, engineering, procurement, construction, installation, support and oversight of training and start-up, testing and related services for the Coker Project, all of which shall be provided on a lump sum fixed price turnkey basis in accordance with the terms and conditions herein specified;

     WHEREAS, Owner is financing a substantial portion of the Contract Amount from third-party senior secured lenders, who will be relying on the Contractor's undertaking under this Contract and who will be assigned, by way of security, all of Owner's rights hereunder;

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Contract, Owner and Contractor hereby agree as follows:

                                   SECTION 1
                                  DEFINITIONS

     As used in this Contract, the following items shall have the following meanings:

     Acceptable L/C Issuer shall mean (i) any bank or trust company organized
     ---------------------
under the laws of the United States of America or any state thereof or under the laws of Canada, Japan or any country that is a member of the European Economic Community, which has capital, surplus and undivided profits of at least $500,000,000 in the aggregate and has outstanding unsecured indebtedness which is rated (on the date of the issuance of the Letter of Credit) A or better by S&P and A2 or better by Moody's (or an equivalent rating by another nationally recognized credit rating agency of similar standing if neither of such corporations is in the business of rating unsecured bank indebtedness), or (ii) any other bank or trust company, bonding company or insurance company acceptable to Owner and the Financing Parties in their sole discretion.

     Affiliate  shall mean as to any Person, any other Person that, directly or
     ---------
indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

     Ancillary Equipment shall mean the crude unit, vacuum tower and certain
     -------------------
other Clark R&M-owned equipment located at Refinery, as more particularly described in the Ancillary Equipment Site Lease.

     Ancillary Equipment Site Lease  shall mean the real property lease
     ------------------------------
agreement, to be entered into between Clark R&M and Owner, with respect to the Ancillary Equipment.

     Applicable Laws shall mean all laws, treaties, ordinances, judgments,
     ---------------
decrees, injunctions, writs, orders and stipulations of any court, arbitrator or governmental agency or authority and statutes, rules, regulations, orders and interpretations thereof of any federal, state, county, municipal, regional, environmental or other governmental body, instrumentality, agency, authority, court or other body having jurisdiction over the Coker Project, performance of the Work or other services to be performed hereunder and construction of the Coker Complex.

     Applicable Permits shall mean any valid waiver, exemption, variance,
     ------------------
franchise, permit, authorization, license or similar order of or from any federal, state, county, municipal, regional, environmental or other governmental body, instrumentality, agency, authority, court or other body having jurisdiction over the Coker Project, performance of the Work or other services to be performed hereunder and construction of the Coker Complex.

     Application for Payment shall mean the Contractor's official request for
     -----------------------
payments pursuant to Section 4.3 hereof substantially in the form of Exhibit A.

     As-Built Drawings shall mean the Piping and Instrument Diagrams, Plot
     -----------------
Plans, Electrical Single Line Diagrams and Underground Drawings, as more particularly defined and identified in the Turnkey Specifications.

     Beneficiary shall have the meaning set forth in Section 4.5.1 hereof.
     -----------

     Bills of Sale shall mean one or more bills of sale to be issued by Clark
     -------------
R&M to Owner for that portion of the Work performed to date pursuant to the Interim Reimbursable Contract.

     Bonus Amount  shall mean for any day an amount equal to one-seventh (1/7)
     ------------
of (i) with respect to any day during September 2000, $900,000 or (ii) with respect to any day during October 2000, $600,000.

     Business Day  shall mean any day other than Saturday, Sunday or a legal
     ------------
holiday in the United States of America.

     Buydown Payment Limit  shall mean seventy five million dollars
     ---------------------
($75,000,000.00).

     Capacity Test shall have the meaning given such term in the Performance
     -------------
Test Standards.

     Change in Law shall mean (a) the enactment, adoption, promulgation or
     -------------
modification of any Applicable Laws after the Effective Date; (b) an order of the applicable governmental agency or judicial tribunal after the Effective Date with respect to any Applicable Laws or Applicable Permits; or (c) the imposition of any conditions or requirements after the Effective Date on or with respect to the issuance, maintenance or renewal of any Applicable Permits which, in the case of any of (a), (b) or (c), are more burdensome on Contractor or Owner than the conditions or requirements of Applicable Laws or Applicable Permits in effect on the Effective Date, or, in the case of Applicable Permits, more burdensome than the conditions or requirements committed to in applications for Applicable Permits where an official permit has not been issued prior to the Effective Date but an application with respect thereto has been filed with the approval of Owner and Contractor. Notwithstanding the foregoing, no Change in Law shall be deemed to have occurred as a result of (i) the enactment, adoption, promulgation or modification of any Applicable Law prior to the Effective Date that did not become effective as law until after the Effective Date, or (ii) any enactment, adoption, promulgation or modification of a federal administrative or regulatory rule, procedure or standard occurring after the Effective Date that was formally and publicly proposed by the responsible governmental authority and published in the Federal Register prior to the Effective Date, if the Contractor knew prior to the Effective Date that such enactment, adoption, promulgation or modification was then being proposed and was reasonably likely to take effect; provided that if such final rule, procedure or standard is more burdensome on Contractor or Owner than the rule, procedure or standard as proposed prior to the Effective Date, then the change from such proposed rule, regulation or standard to such final rule, regulation or standard may be deemed a Change in Law.

     Change in Work shall mean any addition to, deletion from, suspension of or
     --------------
other modification, within the scope of the Work, to the quality, function or intent of the Coker Project as delineated in this Contract, including any such addition, deletion, suspension or other modification which requires a change in one or more of the Project Variables, but excluding any such addition, deletion, suspension or other modification that (a) arises in the ordinary course of development of the design of the Coker Complex or the ordinary course of procurement or construction thereof or (b) results from Defects or Deficiencies.

     Change Order shall mean a written order to Contractor issued pursuant to
     ------------
Section 12 hereof and in the form attached hereto as Exhibit I authorizing a Change in Work and, if appropriate, an adjustment in one or more of the Project Variables.

     Clark R&M shall mean Clark Refining & Marketing, Inc., a Delaware
     ---------
corporation.

     Coker shall mean the delayed coking unit described in the Turnkey
     -----
Specifications.

     Coker Completion Notice shall have the meaning given such term in Section
     -----------------------
5.1.5(b) hereof.

     Coker Complex shall mean the Coker, the hydrocracker unit, sulfur recovery
     -------------
unit, the amine/sour water unit, and all other equipment and installations described in the Turnkey Specifications, to be located in Jefferson County, Texas, including all components thereof and related facilities located on the Project Site or within the Refinery, taken as an integrated whole, all of which constitute the Coker Complex.

     Coker Complex Ground Lease shall mean the ground lease and easement
     --------------------------
agreement with respect to the Project Site to be entered into between Owner and Clark R&M.

     Coker Project shall mean the Coker Complex, the Project Site, the Work and
     -------------
all other work, equipment, labor, design and other services and materials to be performed by Contractor under this Contract.

     Commissioning shall mean those activities associated with operation of
     -------------
items of equipment or facilities in preparation for actual Start-up of the Coker Complex, as such activities are more particularly described under the heading "Commissioning" on Schedule 1.5 hereto.

     Confidential Party  shall have the meaning given such term in Section 16.8
     ------------------
hereof.

     Construction Manager shall mean the person designated by Contractor's
     --------------------
Representative to represent Contractor on the Project Site and whose responsibilities are more fully described in Section 2.13 hereof.

     Construction Schedule shall mean the schedule specifying dates for
     ---------------------
completion of the principal elements of the Work as further described in Section
2.14 hereof and attached hereto as Schedule 2.14, as such Schedule may be modified from time to time as permitted herein.

     Contract shall mean this Contract for Engineering, Procurement and
     --------
Construction Services, the Schedules attached hereto, and all approved and duly executed Change Orders, including all approved and duly executed written amendments, modifications, and supplements thereto.

     Contract Amount shall have the meaning set forth in Section 4.1 hereof.
     ---------------

     Contractor shall mean Foster Wheeler USA Corporation, a New York
     ----------
corporation, and its successors and permitted assigns.

     Contractor Parties  shall mean Contractor, its Affiliate and subsidiary
     ------------------
companies, and the respective partners, directors, officers, employees and agents of the foregoing.

     Contractor's Representative shall mean a qualified person, designated by
     ---------------------------
Contractor at the time of the execution of this Contract, to act as Contractor's authorized representative for all purposes relating to this Contract.

     Cost Factor  shall mean for any date one-seventh (1/7) of (i) with respect
     -----------
to any day from and including January 1, 2001 through and including January 31, 2001, $100,000, (ii) with respect to any day from and including February 1, 2001 through and including March 31, 2001, $1,146,250, (iii) with respect to any day from and including April 1, 2001 through and including June 30, 2001, $1,842,500, (iv) with respect to any day from and including July 1, 2001 through and including September 30, 2001, $1,595,000 and (v) with respect to any day after October 1, 2001, $2,750,000.

     Critical Path shall mean the longest scheduled path leading to the shortest
     -------------
time for achieving Final Completion.

     Damages  shall mean all claims, demands, causes of action, suits, damages,
     -------
liabilities, fines, penalties, assessments, environmental responsibility costs or injunctive obligations, judgments, losses and expenses (including without limitation expenses, costs or attorney's fees incurred for any Person's primary defense or for enforcement of its indemnification rights)

     day shall mean a calendar day, unless otherwise specifically defined.
     ---

     Defects and Deficiencies or Defective shall mean without limitation and in
     -------     ------------    ---------
Owner's reasonable judgment: (a) when used with respect to the performance of labor or service items of Work, such items that are not provided in a workmanlike manner or in accordance with the Standards; (b) when used with respect to structures, materials and equipment items of Work, such items that are not (i) new (except for used equipment (x) expressly specified as used in the Turnkey Specifications or (y) otherwise agreed in writing by Owner) and of good quality or free from improper workmanship and defects in accordance with the Standards and standards of good procurement, manufacturing and construction standards, or (ii) free from errors or omissions in design or engineering services in light of the Standards and generally accepted standards applicable to the design and engineering of oil refineries of similar type, size and design; and (c) in general, (i) Work that does not conform to the requirements of this Contract or the Project Documents, (ii) Work that is not free from excessive corrosion or erosion, except as otherwise provided in this Contract or
(iii) any design, engineering, Start-up activities, materials, equipment, tools, supplies, installation or training which in Owner's reasonable judgment (1) does not conform to the Standards and/or is of improper or inferior workmanship and/or (2) either would materially and adversely affect the ability of the Coker Complex to meet the Guaranteed Values on a consistent and reliable basis or would materially and adversely affect the continuous operation of the Coker Complex. Defects and Deficiencies shall be deemed to exist when actually discovered or when they should have been apparent to a party in the Contractor's position after reasonable inspection and/or testing.

     Disclosed Site Information  shall have the meaning set forth in Section
     --------------------------
2.9.2 hereof.

     Early Completion Bonus shall have the meaning set forth in Section 6.1.2
     ----------------------
hereof.

     Effective Date shall mean the first date on which all the conditions
     --------------
specified in Section 16.16 have been satisfied.

     Emissions and Effluent Test shall have the meaning set forth in the
     ---------------------------
Performance Test Standards.

     Environmental Permits shall mean the Applicable Permits listed on Schedule
     ---------------------
1.3 hereto.

     EPC Guarantor shall mean Foster Wheeler Corporation, a New York
     -------------
corporation.

     Event of Force Majeure shall have the meaning set forth in Section 11.6
     ----------------------
hereof.

     Exemption Certificates shall have the meaning set forth in Section
     ----------------------
2.10.1(b) hereof.

     Final Completion shall mean the completion of all Work under this Contract
     ----------------
and achievement of the Final Completion criteria set forth in Section 5.7 hereof.

     Final Completion Certificate shall mean the certificate issued by Owner to
     ----------------------------
Contractor pursuant to Section 5.7.2 hereof confirming the achievement of Final Completion.

     Financing Documents shall mean the construction and/or term loans, bonds or
     -------------------
other similar arrangements (including any sale/leaseback transaction) entered into between Owner and Financing Parties evidencing or securing the financing of the Coker Complex.

     Financing Parties shall mean senior lenders or senior secured parties that
     -----------------
may at any time participate in a financing or refinancing of the Coker Project, and any trustee or agent acting on their behalf. For purposes of this Contract, "Financing Parties" shall mean any Persons identified as such to the Contractor by Owner, as to which the Contractor shall not have received a joint notice from Owner and such Person or Persons stating that such Person or Persons shall no longer be considered Financing Parties for purposes of this Contract.

     Guarantee shall mean the guarantee to be provided by the EPC Guarantor to
     ---------
Owner substantially in the form of Exhibit B hereto.

     Guaranteed Capacity shall mean the design capacity and efficiency of each
     -------------------
item of the Coker Complex described as such in item 9 of the "General Test Parameters" on Schedule 5.3 hereto.

     Guaranteed Emissions and Effluent Limits shall mean the standards for the
     ----------------------------------------
emission of all gaseous, liquid, and solid pollutants as set forth as such on
Schedule 5.3 hereto.

     Guaranteed Final Completion Date shall mean December 1, 2001, as such date
     --------------------------------
may be changed pursuant to Sections 11 and 12 of this Contract.

     Guaranteed Mechanical Completion Date shall mean January 1, 2001, as
     -------------------------------------
such date may be changed pursuant to Sections 11 and 12 of this Contract.

     Guaranteed Performance Dates shall mean collectively, the Guaranteed
     ----------------------------
Mechanical Completion Date and Guaranteed Final Completion Date.

     Guaranteed Reliability shall mean the Reliability of the Coker Complex
     ----------------------
described as such on Schedule 5.3 hereto.

     Guaranteed Values shall mean Guaranteed Capacity, Guaranteed Emissions and
     -----------------
Effluent Limits, and Guaranteed Reliability, all as further described in this Contract.

     Hazardous Waste shall mean "hazardous wastes" or "hazardous substances" as
     ---------------
those terms are defined in the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901-6987, as amended, and applicable regulations thereunder, and in any other Applicable Laws, and "hazardous waste" as such term is defined under Texas Health and Safety Code (S) 361.003(12).

     Heavy Oil Processing Facility  shall mean, collectively, the Coker Complex
     -----------------------------
and all equipment and processing units leased by Owner from Clark R&M pursuant to the Ancillary Equipment Site Lease.

     Indemnified Party shall have the meaning given such term in Section 9.2.5
     -----------------
hereof.

     Indemnifying Party shall have the meaning set forth in Section 9.2.5
     ------------------
hereof.

     Independent Engineer shall mean the engineering firm or, in the case there
     --------------------
shall be more than one such firm, each of the engineering firms, retained by the Financing Parties to report on progress in the performance of the Work and to review the Performance Tests, Applications for Payment, acceptance of Mechanical Completion and Final Completion and other matters as specified in this Contract.

     Inspector shall mean a qualified person designated as an authorized
     ---------
representative of Owner or Independent Engineer assigned to make all necessary inspections of the Work, or of the labor, materials and equipment furnished or being furnished by Contractor at the Project Site and the other sites where the Contractor or any Subcontractor is prosecuting the Work, subject to appropriate safety, security and confidentiality requirements.

     Interim Reimbursable Contract shall have the meaning given such term in the
     -----------------------------
recitals hereto.

     Known Conditions shall mean Hazardous Waste existing on the Project Site
     ----------------
and known to Owner as of the Effective Date and the existing liabilities related thereto as more fully described on Schedule 1.4 hereto.

     Late Payments shall mean those payments made by Contractor to Owner
     -------------
pursuant to Section 6.1 hereof for failure to achieve (a) Mechanical Completion by the Guaranteed Mechanical Completion Date or (b) 100% of Guaranteed Reliability by the Guaranteed Mechanical Completion Date.

     Late Payment Limit  shall mean seventy million dollars ($70,000,000.00).
     ------------------

     Latent Defect shall mean a Defect or Deficiency which arose or first
     -------------
existed at or prior to the period ending one (1) year after Final Completion but which would not have been revealed by a reasonable inspection carried out at the end of such period.

     L/C Drawing shall have the meaning set forth in Section 4.5.1 hereof.
     -----------

     Letter of Credit  shall mean an irrevocable letter of credit substantially
     ----------------
in the form of Exhibit C hereto, as required pursuant to Section 4.5 hereof.

     Liabilities shall have the meaning given in Section 9.2.
     -----------

     Maintenance and Instruction Manuals shall mean the manuals prepared
     -----------------------------------
pursuant to Section 2.35(a) hereof containing procedures and specifications for maintenance of the Coker Complex.

     Major Portion of the Work shall mean a segregated portion of the Work with
     -------------
a value of five hundred thousand dollars ($500,000) or more.

     Mechanical Catalogs shall mean the catalogs prepared pursuant to Section
     -------------------
2.35(b) hereof containing detailed procedures and specifications for the Coker Complex.

     Mechanically Complete shall mean (a) with respect to any Process Unit, the
     ---------------------
completion of construction, erection and assembly thereof to a degree sufficient to conduct the Pre-Commissioning Testing applicable thereto in accordance with
Section 5.1.2 hereof and (b) with respect to the Coker Complex, the achievement of the Mechanical Completion criteria set forth in Section 5.1 hereof.

     Mechanical Completion Certificate shall mean the certificate issued by
     ---------------------------------
Owner to Contractor pursuant to Section 5.1.1 hereof confirming the achievement of Mechanical Completion.

     Monthly Report shall have the meaning set forth in Section 2.14 hereof.
     --------------

     Moody's shall mean Moody's Investors Service, Inc.
     -------

     Notice of Final Completion shall have the meaning set forth in Section
     --------------------------
5.7.1 hereof.

     Notice of Mechanical Completion shall have the meaning set forth in Section
     -------------------------------
5.1.4 hereof.

     Offsite and Revamp Work shall mean the various modifications, repairs and
     -----------------------
upgrades of Clark R&M-owned equipment at the Refinery to be performed pursuant to the Ancillary Equipment Site Lease in accordance with the specifications set forth in Schedule 7.2 hereto.

     Operating Manuals shall mean the manuals to be prepared pursuant to Section
     -----------------
2.34 hereof containing detailed procedures and specifications for the operation of the Coker Complex.

     Operating Revenue shall mean for any day the difference between (a) all
     -----------------
cash revenues received by the Owner and attributable to such day, less (b) any
                                                                  ----
cash expense or expenditure incurred by the Owner attributable to such day including, without duplication, (i) the purchase price of Owner's crude oil processed through the Heavy Oil Processing Facility on such day, (ii) the purchase price of feedstocks processed through the Heavy Oil Processing Facility on such day, (iii) an amount determined by the Owner equal to the distribution required to be paid by the Owner to its constituent partners in order for such partners to pay income taxes on income attributable to Owner's revenues for such day, (iv) all lease and operating fees incurred by the Owner and attributable to such day, and
(v) all direct and indirect, variable and fixed cash operating expenses incurred by Owner on such day (including salaries, overtime charges, reasonable and customary bonuses and employee benefits).

     Other Party shall have the meaning given in Section 9.2(b) hereof.
     -----------

     Owner shall mean Port Arthur Coker Company L.P., a Delaware limited
     -----
partnership, and its successors and assigns.

     Owner-Caused Delay shall have the meaning set forth in Section 11.7 hereof.
     ------------------

     Owner Group shall have the meaning set forth in Section 11.7 hereof.
     -----------

     Owner Parties  shall mean Owner, its partners, Affiliate and subsidiary
     -------------
companies, and the respective partners, directors, officers, employees and agents of the foregoing.

     Owner's Representative shall mean a qualified person, designated by Owner
     ----------------------
at the time of execution of this Contract, to act as Owner's representative with the authority as set forth in (and as limited by) Section 2.13.3 hereof.

     Payment Schedule shall mean the schedule specifying dates for payment
     ----------------
hereunder as further described in Section 2.15 hereof and attached hereto as
Schedule 2.15, as such Schedule may be modified from time to time pursuant to valid Change Orders.

     Performance Tests shall mean those tests of the Coker Complex performance
     -----------------
described in Section 5.3 hereof and the Performance Test Standards, including the Capacity Test, the Reliability Test and the Emissions and Effluent Test.

     Performance Test Standards shall mean the schedule of procedures and
     --------------------------
standards set forth in Schedule 5.3 hereto.

     Person means an individual, partnership, corporation, limited liability
     ------
company, limited liability partnership, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof.

     Pre-Commissioning Testing shall mean the final mechanical integrity tests
     -------------------------
and other activities to be performed during pre-commissioning of the Coker Complex but prior to the introduction of hydrocarbons to the respective Process Units, as more particularly described under the heading "Pre-Commissioning" on
Schedule 1.5.

     Process Unit means each discrete physical unit of the Coker Complex.
     ------------

     Project Documents shall mean, collectively, (i) this Contract, (ii) the
     -----------------
Maya Crude Oil Sale Agreement, dated as of March 10, 1998, between Owner and P.M.I. Comercio Internacional, S.A. DE C.V., (iii) the services and supply agreement to be entered into between Owner and Clark R&M, (iv) the product purchase agreement to be entered into between Owner and Clark R&M, (v) the Coker Complex Ground Lease, (vi) the Ancillary Equipment Site Lease, (vii) the Bills of Sale and (viii) the hydrogen supply agreement to be entered into between Owner and Air Products and Chemicals, Inc.

     Project Products shall mean the expected saleable output of the Coker
     ----------------
Complex described as such on Schedule 5.3 hereto.

     Project Site shall mean all those parcels of land in Jefferson County,
     ------------
Texas, to be owned or leased by Owner, or with respect to which Owner otherwise has rights, on which the Coker Complex will be located, as more particularly described in the Turnkey Specifications.

     Project Variables shall mean the Contract Amount, the Construction
     -----------------
Schedule, the Payment Schedule, the Guaranteed Values and the Guaranteed Performance Dates.

     Proprietary Business and Technical Information shall have the meaning given
     ----------------------------------------------
such term in Section 16.8 hereof.

     Provisional Mechanical Completion Certificate shall have the meaning given
     ---------------------------------------------
such term in Section 5.1.5(a) hereof.

     Punch List shall have the meaning set forth in Section 5.1.3 hereof.
     ----------

     Rebate Amount  shall mean for any day the amount, if positive, equal to the
     -------------
sum of (i) the Cost Factor for such day and (ii) the Throughput Factor for such day.

     Refinery shall mean the existing oil refinery owned by Clark R&M located in
     --------
Port Arthur, Texas.

     Reliability shall mean the capability of the Coker Complex to generate the
     -----------
"Daily Net Margin" as such term is more fully described on Schedule 5.3 hereto.

     Reliability and Capacity Test Buydown Date  shall mean the earlier of (i)
     ------------------------------------------
the Guaranteed Final Completion Date, (ii) the date Contractor chooses to make Reliability and Capacity Buydown Payments pursuant to Section 6.2 hereof,

provided that the Reliability Test performed most recently prior to such date
--------
has demonstrated achievement of Substantial Reliability, and (iii) the date, in the reasonable judgment of Owner, that Contractor ceases active and diligent efforts to achieve Guaranteed Reliability.

     Reliability and Capacity Buydown Payments shall have the meaning set forth
     -----------------------------------------
in Section 6.2 hereof.

     Reliability Test shall have the meaning given such term in the Performance
     ----------------
Test Standards.

     Reviewers shall have the meaning given in Section 2.21 hereof.
     ---------

     S&P  shall mean Standard & Poor's Rating Group, a division of McGraw Hill.
     ---

     Scheduled Payments shall have the meaning set forth in Section 4.4 hereof.
     ------------------

     Site Work Commencement Date shall mean August 24, 1998.
     ---------------------------

     Standards shall mean, in addition to any other standards set forth in this
     ---------
Contract (including the Turnkey Specifications), the technical requirements of the Project Documents, generally accepted standards of professional care, skill, diligence and competence applicable to engineering and construction and project management practices, good refinery and petrochemical industry practices for oil refineries of similar size, type and design, manufacturer's specifications and warranty requirements and all Applicable Laws and Applicable Permits.

     Start-up shall mean the introduction of hydrocarbons and processing of test
     --------
runs at the Coker Complex and such other activities to be performed by Owner pursuant to the Start-up Protocol.

     Start-up Protocol shall mean the specifications for start-up of the Coker
     -----------------
Complex to be developed in accordance with Section 5.2.1 hereof.

     Subcontractor shall mean a contractor, vendor or Supplier having a direct
     -------------
or indirect contract with Contractor or with any other Subcontractor for the performance of part of the Work.

     Subcontractor Assignment and Consent Agreement shall mean a Subcontractor
     ----------------------------------------------
Assignment and Consent Agreement delivered pursuant to Section 3.4 hereof and substantially in the form of Exhibit J hereto.

     Substantial Reliability shall mean Contractor has successfully concluded a
     -----------------------
Reliability Test demonstrating achievement of a "Daily Net Margin" of $859,200 on the basis more particularly described in item 11 of Schedule 5.3 during the Reliability Test used to determine Reliability and Capacity Buydown Payments pursuant to Section 6.2 hereof.

     Supplier shall mean a manufacturer, fabricator, supplier, distributor,
     --------
materialman or vendor having a direct or indirect contract with Contractor or with any Subcontractor for the performance of part of the Work.

     Target Mechanical Completion Date shall mean the later of (i) November 1,
     ---------------------------------
2000 and (ii) the date that is sixty days prior to the Guaranteed Mechanical Completion Date.

     Taxes shall mean sales and compensating use taxes imposed by the United
     -----
States Government, the State of Texas and other states and by municipalities and counties within the State of Texas and other states.

     Technical Documentation shall mean the documentation identified under the
     -----------------------
heading "Technical Documentation" in the Turnkey Specifications.

     Technical Information shall mean all design calculations, design drawings,
     ---------------------
purchase specifications, detailed drawings, material lists, shop drawings, documents, samples, vendor documents and other product and technical data related to the Work.

     Termination Payment shall have the meaning set forth in Section 14.6
     -------------------
hereof.

     Throughput Factor shall mean for any day from and including July 1, 2001,
     -----------------
an amount equal to (a) twelve dollars ($12.00) multiplied by, (b) the difference
                                               -------------
of  (i) seventy six thousand three hundred (76,300) minus, (ii) each actual
                                                    -----
barrel of Coker throughput processed by the Coker Complex on such day; provided,
                                                                       --------
however, that if such amount is negative, the Throughput Factor for such day
-------
shall equal zero. For any day prior to July 1, 2001, the Throughput Factor shall be deemed to equal zero.

     Turnkey Specifications shall mean the Turnkey Specifications, attached
     ----------------------
hereto as Schedule 1.7, setting forth the material elements of the technical specifications of the Work, together with the supplemental and supporting details included in the project correspondence files as described in the "Coordination Procedure" appended to Exhibit 16.9.

     Underground and In Ground Facilities shall mean all pipelines, conduits,
     ------------------------------------
ducts, cables, wires, manholes, vaults, water lines, tanks, tunnels or such other facilities or attachments, and any encasements containing such facilities which have been installed underground to furnish any of the following services or materials: electricity, gases, steam, liquid petroleum products, telephone or other communications, cable television, sewage and drainage control, traffic or other control systems or water.

     Warranties shall mean the warranties and guarantees to be provided to Owner
     ----------
pursuant to this Contract, including but not limited to those set forth in Sections 3.6 and 8.1 hereof.

     Warranty Period shall mean the following periods as they may be extended
     ---------------
pursuant to Section 8.1: (a) with respect to engineering and design errors and omissions and Defects and Deficiencies in the structure and foundations of the Coker Complex, a period of one (1) year after Final Completion; (b) with respect to a Latent Defect, a period ending on the earlier of (i) one (1) year from the date that Owner discovers such Latent Defect and (ii) two (2) years after Final Completion and (c) with respect to all other Work, a period of one (1) year after Final Completion.

     Work shall mean all phases of this Contract, including engineering and
     ----
design, procurement, causing to manufacture, construction and erection, installation, connection and integration into the Refinery, support of Owner's training program, oversight of Commissioning and start-up (including calibration, inspection and start-up operation), testing and start-up and testing operation with respect to the Coker Complex to be performed by Contractor pursuant to this Contract. Work includes (i) all or partial portions of the Coker Project, including labor, materials, equipment, services, and any other items to be used by Contractor or its Subcontractors in the prosecution of this Contract, wherever the same are being engineered, designed, procured, caused to be manufactured, delivered, constructed, installed, trained, erected, tested, commissioned, started up or operated during start-up and testing and whether the same are on or are not on the Project Site; and (ii) all related items which would be required of a turnkey contractor of projects of comparable size and design which are necessary for the Coker Complex to (x) operate in accordance with all Applicable Laws and Applicable Permits, and (y) produce each of the Project Products in the amounts required pursuant to this Contract while operating in compliance with the Guaranteed Values, as more particularly described in the Turnkey Specifications. Contractor shall be responsible for providing any and all additional items and services which are not expressly included by the terms of this Contract and which are reasonably required for construction, Start-up and operation of the Coker Complex.

     Work Commencement Date shall mean April 1, 1998.
     ----------------------



                                   SECTION 2
                      SCOPE OF WORK AND RESPONSIBILITIES

     2.1      Contractor's Expertise.  Contractor represents that it has the
              ----------------------
requisite knowledge, know-how, skill and experience to perform the Work. It is expressly agreed and understood that Owner is relying upon the Contractor's expertise to perform the Work efficiently and to complete the Work by the Guaranteed Performance Dates.

     2.2      Scope of Work.  Contractor shall perform all of the Work in
              -------------
accordance with the Turnkey Specifications and deliver the Coker Complex to Owner on a lump sum fixed price turnkey basis for the Contract Amount in accordance with this Contract. Contractor shall perform and furnish or cause to be performed and furnished the Work, and shall provide Owner with the Coker Complex such that:

     (a) All components shall be new (except for used equipment (x) expressly specified as used in the Turnkey Specifications, or (y) otherwise agreed in writing by Owner) and of good quality when installed; shall meet the generally accepted standard of quality applicable to the design and engineering of refinery installations of similar size, type and design; shall be designed and manufactured in accordance with recognized refinery and petrochemical industry standards for such components and in accordance with the Standards; and shall be free from Defects and Deficiencies, including Latent Defects, in design, materials and workmanship or otherwise;

     (b) All Work shall be performed and installed in accordance with the Standards and in accordance with workmanlike and good engineering practices;

     (c) The Coker Complex shall be designed and built to comply with the Turnkey Specifications and, upon Final Completion, shall be capable of being operated (i) at the Guaranteed Values as required by the Performance Test Standards; (ii) in compliance with all Applicable Laws and Applicable Permits in effect at Final Completion; (iii) in accordance with the Standards; and
  (iv) free from Defects and Deficiencies, including Latent Defects, in design, materials and workmanship or otherwise; and

     (d) All efforts required under this Contract not expressly set forth as Owner's responsibility are the responsibility of Contractor.

     Except as provided in Section 7.1 hereof, nothing contained in this Contract shall be construed to limit Contractor's obligations to achieve all of the Guaranteed Values by the Guaranteed Performance Dates.

     2.3      Intent of Contract.  It is the intent of this Contract for
              ------------------
Contractor to complete the Work and place the Coker Complex into full operation in conjunction with the Heavy Oil Processing Facility within the time limitations specified herein. It is further intended that, except as provided herein, Contractor shall furnish all labor, materials, equipment, tools, transportation and supplies required to complete the Work in accordance with this Contract. It is agreed and acknowledged that it is Owner's intent to rely on Contractor's judgment and expertise to ensure a complete and operable Coker Complex in accordance with this Contract.

     2.4      Engineering.  Contractor shall provide all engineering and design
              -----------
services necessary for the completion of the Coker Project in conformity with this Contract, the Standards and generally accepted engineering and design standards in the refinery and petrochemical industry, including but not limited
(a) to the engineering and design services necessary to describe and detail the Coker Project, (b) the provision of criteria for the detailed design by suppliers of equipment, materials and systems for the incorporation into the Coker Project, (c) the integration of the Coker Complex into the Refinery (including, without limitation, into the Ancillary Equipment) in accordance with the Turnkey Specifications, and (d) the preparation of, inter alia, drawings, plans, documents, bills of material, schedules and estimates. Contractor shall coordinate its performance of such services with the engineering efforts of all Subcontractors, Owner, transportation requirements, procurement activities related to the Work and all federal, state and local authorities or agencies. Contractor shall be fully responsible for and shall be fully knowledgeable about all engineering and design, irrespective of whether Contractor or third parties such as Subcontractors may furnish such services. Contractor shall ensure that all engineering requiring certification under any Applicable Law or Applicable Permit be certified by professional engineers licensed and properly qualified to perform such engineering services in all appropriate jurisdictions.

             2.4.1  Status Reports. Contractor shall prepare and submit to
                    --------------
Owner, the Independent Engineer and the Financing Parties with each monthly Application for Payment, or as otherwise agreed between Contractor, Owner and Financing Parties, a written progress report in a form acceptable to Owner and the Financing Parties, which report shall include (i) a description of the status of supplies, Subcontractors' activities, engineering and construction progress, permits and an evaluation of problem areas, (ii) a description of construction status, (iii) a description of the status of Change Orders, (iv) a description of the current Application for Payment, (v) the portion of the Contract Amount distributed to Contractor to date (not including the current Application for Payment), (vi) the estimated dollar amount of expected Applications for Payment in each of (A) the succeeding thirty (30) days, (B) the succeeding sixty (60) days and (C) the succeeding ninety (90) days, (vii) a description of the status of material and equipment deliveries and scheduled deliveries, (viii) copies of all accident reports submitted pursuant to any Applicable Law or Applicable Permits in such month, (ix) status of Critical Path method schedules for procurement milestones, construction milestones, Start-up and testing and (x) a certification by Contractor's Representative or an officer of Contractor whose primary responsibilities include the Coker Project that the information provided pursuant to the foregoing clauses (i) through (ix) is true, correct and complete to the best of such Contractor's Representative's or officer's knowledge.

             2.4.2 Consumables. Except as specified in Section 2.12 hereof,
                   -----------
initial fills of all lubricants and other chemicals and all other consumable materials necessary for the Commissioning, Performance Testing and operation of the Coker Complex shall be provided in accordance with Schedule 2.4.2 hereto. Owner shall not be obligated to supply the materials for which it is responsible prior to the date which is the later of (i) the date specified for delivery thereof in the Construction Schedule and (ii) the date that is ten (10) weeks after notice has been delivered by Contractor specifying the estimated quantities requested of such materials (unless such quantity is specifically set forth in this Contract).

          2.5 Procurement. Contractor shall procure and pay for in
              -----------
Contractor's name as an independent contractor and not as agent for Owner, unless Owner determines for sales tax or other reasons that items should be procured by Contractor while acting as agent for Owner, all Contractor and Subcontractor labor, materials, equipment, supplies, manufacturing and related services (whether on or off the Project Site) for construction of and incorporation into the Coker Project which are required or appropriate for completion of the Coker Project in accordance with this Contract. All such material and equipment shall be new and meet a generally accepted standard of quality applicable to the design and engineering of refinery installations of a similar size, type and design, free from improper workmanship or Defects and Deficiencies (including Latent Defects) and warranted and guaranteed (which warranties and guarantees shall be assignable to Owner and the Financing Parties) in accordance with Section 3.6 hereof. Neither Contractor nor its Subcontractors shall take or omit to take any direct or indirect action which could release, void, impair or waive any warranties or guarantees on equipment, materials, or services procured with respect to this Coker Project; provided,
                                                                    --------
however, that to the extent theContractor reasonably deems necessary to avoid
-------
delays, Contractor may take or omit to take action that would void Subcontractor warranties on equipment having a value not to exceed $50,000 per item or $250,000 in the aggregate, provided that Contractor promptly informs Owner
                           --------
of such action or omission and provided, further, that no such action or
                               --------- -------
omission shall relieve Contractor from its warranties hereunder. To support Start-up and Performance Testing of the Coker Complex, Owner shall make available, as required for normal Coker Complex operation, permanent Coker Complex testing and laboratory equipment, tools, machinery and vehicles (including trucks, mobile cranes, loaders, forklifts and other rolling stock), which equipment shall be operated by Owner's personnel.

             2.6   Construction. Except as provided in Schedule 2.6 hereto,
                   ------------
Contractor shall provide all construction, erection and installation services necessary for the completion of the Work in conformance with this Contract including but not limited to all labor, supplies, materials, equipment, tools, transportation and anything else required to perform the Work in accordance with this Contract (including adherence to the Standards).

             2.7   Review of Contract Documents. Contractor has examined in
                   ----------------------------
detail and carefully studied and compared the documents making up this Contract with each other and with any other information furnished by Owner and Clark R&M and has promptly reported to Owner any material errors, inconsistencies or omissions discovered. Contractor shall not prosecute any portions of the Work knowing it involves a recognized error, inconsistency or omission in the documents making up this Contract without written instructions to do so from Owner. If for any reason Contractor violates this Section 2.7, Contractor shall, in addition to any other remedies of Owner, assume responsibility for such performance and, in such case, shall be deemed to have waived any claims for an adjustment in any of the Project Variables which results directly from any such error, inconsistency or omission.

             2.8   Existing Structures. All existing structures encountered
                   -------------------
within the established lines and boundaries of the Project Site shall be removed by Contractor, unless such existing structures are otherwise specified to be relocated, adjusted up or down, salvaged, abandoned in place, reused in the Work or allowed to remain in place. The cost of removing or adjusting such existing structures is included in the Contract Amount.

             2.9   Examination of Project Site. Prior to the date hereof,
                   ---------------------------
Contractor has been performing portions of the Work at the Project Site pursuant to the Interim Reimbursable Contract. Contractor has examined the Project Site and all of its surroundings, has compared its findings with the drawings and specifications, and has familiarized and satisfied itself that the nature of the accommodations available for the Coker Complex, materials and equipment, all means of communication, entry to and departure from the Project Site, construction of buildings, and all other matters necessary for prosecuting and maintaining the Work are sufficient for performance of Contractor's obligations under this Contract and has taken them into account prior to bidding and undertaking the Work. Contractor has made independent inquiries (deemed by Contractor to be sufficient for purposes of assessing the risks attendant to offering a fixed price) as to the availability and supply of materials, services, labor and other items necessary for the prosecution of the Work, and has satisfied itself that the nature, extent and practicability of each is sufficient for performance of Contractor's obligations under this Contract. The failure of Contractor to fully familiarize itself with the above conditions will not relieve it from responsibility to properly perform the Work pursuant to this Contract, nor give Contractor any right to request a Change Order or claim an Event of Force Majeure with respect thereto.

             2.9.1  Field Measurements and Conditions. Contractor has taken
                    ---------------------------------
accurate field measurements, has verified field conditions and has carefully compared such field measurements and conditions and other information known to Contractor with this Contract.

             2.9.2  Subsurface Conditions.  Owner and Clark R&M have provided to
                    ---------------------
Contractor certain test boring, geotechnical survey, engineering and environmental information (including, without limitation, information with respect to Known Conditions) for the Project Site and Clark R&M and Owner have provided Contractor with access to (and, to the extent requested by Contractor, copies of) their respective records with respect to the history of the Project Site (such information, collectively, the "Disclosed Site Information") for
                                           --------------------------
reference purposes only, and Contractor has procured supplemental information for the Coker Complex location on the Project Site that has been selected by Owner. Contractor agrees that the Project Site is satisfactory and suitable for performance of the Work in accordance with the Contractor's current proposal for the location of the Coker Complex on the Project Site for the Contract Amount. Owner has made and shall make no express or implied warranty to Contractor as to the accuracy and completeness of any information supplied by Owner or Clark R&M and Owner shall not be liable to Contractor for any information provided by Owner or Clark R&M with respect to the Project Site. Contractor, therefore, expressly assumes the risk of any subsurface conditions that may affect the Coker Project and the performance of the Work on the Project Site. Except as specifically provided in Section 11.6 hereof, Contractor shall not be entitled to a Change Order with respect to subsurface conditions or for any other conditions on or under the Project Site, including, without limitation, those conditions described under Sections 2.9.3, 2.9.4 and 2.9.6.

             2.9.3  Underground and In Ground Facilities. Owner has provided
                    ------------------------------------
certain information and data to Contractor with respect to existing Underground and In Ground Facilities at or contiguous to the Project Site, which information it believes to be accurate. However (a) Owner shall not be responsible for the accuracy or completeness of such information or data, (b) Contractor shall have responsibility for reviewing all such information and data, for locating all Underground and In Ground Facilities, for assisting Owner in coordination of the Work with the owners of, or other parties with rights to, such Underground and In Ground Facilities during construction, for the safety and protection thereof as provided for in this Contract and for repairing any damage thereto caused by Contractor or its Subcontractors, the cost of all of which shall be at the expense of Contractor, and (c) any delay or increased costs resulting from the existence of such Underground and In Ground Facilities shall not give Contractor a right to request a Change Order or claim an Event of Force Majeure.

             2.9.4  Adjoining Installations. Contractor shall do all things
                    -----------------------
necessary or expedient to protect any and all adjacent, parallel, converging and intersecting pipes, electric lines and poles, telephone lines and poles, highways, waterways, railroads, sewer lines, drainage ditches, culverts and any and all property from damage as a result of its performance of the Work. Contractor shall bear all liability for and shall at its expense repair, rebuild or replace any property damaged or destroyed in the course of its performance of the Work, provided, however, Owner hereby releases Contractor from any and all
--------  -------
liability for any property damaged or destroyed at those portions of the Project Site not in the possession and control of Contractor.

             2.9.5  Reference Points. Owner and Clark R&M have provided
                    ----------------
engineering surveys to establish reference points for construction which in Contractor's judgment are necessary to enable Contractor to proceed with the Work. Contractor shall be responsible for laying out the Work, shall protect and preserve the established reference points and shall make no changes or relocations unless, in Contractor's judgment, such changes or relocations are necessary. Contractor shall promptly report to Owner whenever any reference point is lost or destroyed or requires relocation because of necessary changes in grades or locations, and shall be responsible for the accurate replacement or relocation of such reference points by professionally qualified personnel.

             2.9.6  Historical and Archeological Sites. Contractor shall use all
                    ----------------------------------
reasonable efforts to protect and not to damage any archeological or historical sites on or adjacent to the Project Site.

      2.10   Taxes.
             ------

             2.10.1 Sales and Use Taxes.
                    -------------------

             (a) Contractor shall be responsible for payment of any Sales and Use Tax to the Texas Comptroller of Public Accounts or other state or local taxation authorities on taxable items that will be consumed during construction of the Coker Complex.

             (b) Owner agrees that it, and not Contractor, shall be responsible for payment of any Sales and Use Tax to the Texas Comptroller of Public Accounts or other state or local taxation authorities on (i) the separately stated price for materials incorporated into the Work and for remodeling/modification services and (ii) on taxable items conveyed pursuant to the Bills of Sale.

             (c) Contractor will provide reasonable cooperation with any audit by the Texas Comptroller of Public Accounts or other state or local taxation authorities in connection with the Work.

             2.10.2  Other Taxes. Contractor, however, is solely responsible for
                     -----------
the payment of its own income taxes, payroll taxes, unemployment taxes, and any employee related taxes, any of which are related to the Work. Contractor hereby indemnifies and forever holds harmless Owner, the partners that comprise Owner, the Financing Parties, each of their affiliates, and each of their officers, directors, stockholders, partners, agents, employees, and their respective successors and assigns, from and against all such Contractor or Contractor employee related taxes, fines, interest, penalties and expenses (including reasonable attorneys' fees).

          2.10.3 Separated Contract. It is the intent of the parties for this to
                 ------------------
be a separated contract according to 34 Tex. Ann. Code Sec. 3.291(a)(b). All invoices issued to Owner hereunder or under any Subcontract shall separately state charges for all materials incorporated into the Work from charges for skill and labor. The Contractor and Subcontractors shall be considered retailers of all materials incorporated into the Work and shall issue resale certificates to vendors in lieu of sales and use taxes on such materials. Contractor will require all subcontracts to be separated contracts according to 34 Tex. Ann. Code Sec. 3.291(a)(b). All Subcontractors will be required to issue resale certificates for materials incorporated into the Work. The Contractor shall be obligated to provide the Owner with any and all assistance and documentation to properly administrate tax issues, including without limitation, providing to Owner any information regarding quantities, descriptions and cost of materials incorporated into the Work, allocation of labor for various portions of the Work and such other information that the Owner may deem necessary in connection with tax matters, all in sufficient detail and in such a format as the Owner may reasonably request. Contractor will provide Owner on a monthly basis a report of Contractor's payments to Subcontractors for the purchase or lease of tangible personal property that will either be installed into or consumed during construction of the Coker Complex or used by Owner in its operations. In each such report, Contractor shall designate the items that are taxable and those that are tax-exempt, and the amounts of purchase payments made in each category, applying in good faith the guidelines for such designation set forth in the Owner's direct pay permit number or sales and use tax exemption certificates. A direct pay certificate will be issued by Owner to Contractor in lieu of sales and use tax on the separately stated contract price for materials incorporated into the Work.

     2.11 Permits. Owner shall obtain all Applicable Permits listed in Schedule
          -------
2.11(a) hereto in accordance with the schedules set forth therein and shall supply a copy of each such Applicable Permit to Contractor. Contractor shall obtain, at its own expense, all Applicable Permits listed in Schedule 2.11(b) hereto in accordance with the schedules set forth therein and all other Applicable Permits necessary for the ordinary conduct of its business related to the Work as contemplated by this Contract. Contractor shall comply with Applicable Permits bearing on the prosecution of the Work. Any Applicable Permits not specified in this Section 2.11 or otherwise in this Contract shall be obtained in accordance with the intent of this Section 2.11. If Contractor determines that performance of any portion of the Work is, or will be when performed, at variance with any Applicable Permit, Contractor shall promptly notify Owner in writing and, as it regards the Work, shall correct such variance. If such variance occurs due to a Change in Law and Contractor has notified Owner pursuant to this Section 2.11, then such variance shall be treated as a Change in Law. If Contractor performs any of the Work knowing it to be at variance with any Applicable Permit without such notice to Owner, Contractor shall assume full responsibility for the prosecution of such Work and will be deemed to have waived any claim against Owner with respect to such variance.

     2.12 Labor, Material and Equipment. (a) Except as otherwise provided in
          -----------------------------
this Contract, Contractor shall purchase, expedite, inspect and pay for all labor, materials, equipment, services, tools, machinery, heat, temporary heat, transportation and other facilities and services necessary for the proper prosecution and completion of the Work, whether of a temporary or permanent nature and whether or not incorporated or to be incorporated in the Work in accordance with this Contract.

         (b) Owner shall provide water and temporary utilities, at such times and in such quantities as required for Contractor's prosecution and completion of the Work; provided that the Contractor shall use reasonable efforts to conserve its use of such materials.

         2.13  Contractors and Owner's Representatives.
               -------------------------------------

               2.13.1  Contractor's Representative. It is Contractor's
                       ---------------------------
responsibility to employ a skillful and competent Contractor's Representative and competent assistants, including a Construction Manager. Contractor's Representative will act as Contractor's authorized representative and may make decisions which shall be binding on Contractor. Except for notices required to be sent in accordance with Section 16 hereof, any directions or communications given by Owner to Contractor's Representative and/or the Construction Manager shall be deemed as having been given to Contractor. Owner's approval of a Contractor's Representative shall not be deemed to be a waiver of any rights which Owner may have under this Contract if the Contractor fails to perform any Work in accordance with the requirements of this Contract. Owner has the right initially and during prosecution of the Work to require Contractor to remove any Contractor's Representative and all key personnel involved in the Work (or his or their replacements) for reasonable grounds. Except for notices required to be sent in accordance with Section 16 hereof, Contractor's Representative will be authorized to receive instructions and communications from Owner. Contractor's Representative may not be replaced or withdrawn from the Coker Project by Contractor without consent of Owner. Except for notices required to be sent in accordance with Section 16 hereof, all written communications by Owner to Contractor will be made to the attention of Contractor's Representative.

               2.13.2  Construction Manager; Key Positions. (a) Contractor's
                       -----------------------------------
Representative shall nominate for Owner's approval a Construction Manager to represent Contractor at the Project Site who shall have the necessary authority in the management, organization, coordination and supervision of the Work on the Project Site in accordance with this Contract; provided, however, that such authority shall not include making or approving any change in the Project Variables. Owner's approval of a Construction Manager shall not be deemed a waiver of any rights which Owner may have under this Contract if the Contractor fails to perform any Work in accordance with the requirements of this Contract. The Construction Manager may not be replaced or withdrawn from the Coker Project without the consent of Owner. Owner has the right initially or during prosecution of the Work to require Contractor to remove any Construction Manager (or his replacement) for reasonable grounds.

             (b) Contractor has prepared and furnished to Owner the organizational chart, attached hereto as Schedule 2.13.2, defining all key positions and job responsibilities for the Coker Project. Contractor shall update such chart throughout the Coker Project as required by changes in staffing.

             2.13.3  Owner's Representative.  Owner shall appoint an Owner's
                     ----------------------
Representative who will act as Owner's authorized representative and may make decisions which shall be binding on Owner, provided, however, that the Owner's Representative shall not be authorized to make or approve any change in the Project Variables or otherwise to amend this Contract, or to waive any of Owner's rights or Contractor's obligations hereunder. Except for notices required to be sent in accordance with Section 16 hereof, any directions or communications given by Contractor to Owner's Representative shall be deemed as having been given to Owner and all written communications by Contractor to Owner will be made to the attention of Owner's Representative.

             2.14  Construction Schedule and Monthly Report. Contractor has
                   ----------------------------------------
prepared and furnished to Owner the Construction Schedule for the Work from the Work Commencement Date to Final Completion, indicating (i) portions of the Work completed as of the Effective Date, (ii) dates for starting and completing various stages of the Work, the (iii) Critical Path of the Work, and (iv) restraints and sequencing of the Work. Contractor acknowledges that the Construction Schedule has been prepared in a manner consistent with the requirements of Contractor under this Contract. Contractor shall prepare and deliver to Owner monthly reports, substantially in the form of Exhibit D, regarding the Construction Schedule (the "Monthly Report") with the monthly Application for Payment, including without limitation the estimated monthly percent complete and updates as to the status of all significant events and milestones relating to the Work to show Work completed as a basis for comparison with the Construction Schedule. Contractor shall explain in writing any discrepancies between the latest Monthly Report and the Construction Schedule or the immediately preceding monthly update, as the case may be. Submission of acceptable Monthly Reports is a precondition for Scheduled Payments in addition to the requirements in connection with the Applications for Payments. The submission of any Monthly Report shall not in any way relieve Contractor of any of its duties and responsibilities under this Contract, nor cause any delay or extension in the Guaranteed Performance Dates.

             2.15  Payment Schedule. The Payment Schedule establishes the
                   ----------------
maximum portion of the Contract Amount which shall be due and payable each month.

             2.16  Preparation of Technical Information.  Contractor has the
                   ------------------------------------
responsibility for reviewing, preparing, approving and submitting to Owner for review and comment the Technical Information required under this Contract promptly and in such a sequence to avoid any delay to the Work. Shop drawings and documents may contain drawings, diagrams and other data prepared for the Work by Contractor or Subcontractors, all for the purpose of illustrating some portion of the Work. Product data may contain illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by Contractor to illustrate the characteristics of materials or equipment for some portion of the Work.

     Owner's review and comment of any portion of the Work or the individual assigned by Contractor to perform any portion of the Work shall not mean that Owner has control over the Work, Owner has assumed any responsibility or liability for the performance of the

Work, or that Owner has waived any of Contractor's obligations under this Contract. Contractor is not relieved of responsibility for deviations from requirements of this Contract by Owner's review and comment of Technical Information, unless Contractor has specifically, in writing, informed Owner of such deviation and its ramifications at the time the submittal has been made. Owner shall be entitled to rely upon the accuracy and completeness of any calculations and certifications made by professionals hired by Contractor who are engaged by Contractor to certify performance criteria of the materials, systems or equipment. Subject to the foregoing limitations, Owner shall have the same right to review and comment on Technical Information created by Subcontractors and made available by Contractor to Owner. Contractor expressly assumes all risks of the Coker Project design and achieving the Guaranteed Values by the Guaranteed Performance Dates.

             2.17  Hazardous Waste. If, during the course of performing the
                   ---------------
Work, Contractor becomes aware of any Hazardous Waste (other than the Known Conditions) on or under the Project Site, whether or not created, released or brought on by Contractor, Contractor shall report such condition to Owner in writing immediately and before disturbing (or further disturbing) the Hazardous Waste. Contractor shall not be liable for nor required to remove any Hazardous Waste (including, without limitation, Known Conditions) on or under the Project Site as of the Effective Date or created or brought on the Project Site by Owner thereafter, and, as between Owner and Contractor, Owner (and any indemnitor under any indemnity benefitting Owner) shall have sole liability for and responsibility to clean up, remove and dispose of any such Hazardous Waste. Any disruption in the scheduled completion of the Coker Project caused by (i) the discovery of such Hazardous Waste (other than Known Conditions) or (ii) Owner's clean-up, removal and disposal of such Hazardous Waste shall be deemed to be an Owner-Caused Delay. Contractor shall be solely liable for any Hazardous Waste brought on or created on the Project Site by Contractor or any Subcontractors and shall perform all cleanup, removal and disposition services with respect thereto. Prior to the performance by Contractor of any clean-up, removal and disposition services for which Contractor is liable pursuant to this Section 2.17, Contractor shall formulate a plan for performance of such services and submit such plan to Owner for review and comment. Contractor shall revise the plan to reflect all reasonable comments of Owner and shall perform the clean-up, removal and disposal services in accordance with such plan. Neither Owner's review or comment nor Contractor's acceptance of Owner's comments shall mean that Owner has control over the clean-up, removal and disposal services or subject Owner to any liability with respect to such services or the Hazardous Waste with respect to which such services are to be performed. Contractor shall conduct such clean-up, removal and disposal at its own cost. In any event, Contractor shall use its best efforts to conduct such clean-up, removal and disposal so as to cause minimum disruption to the scheduled completion of the Coker Complex, and any such disruption shall be at Contractor's risk. Contractor shall comply with Applicable Laws and Applicable Permits (including the obtaining of necessary licenses and permits) with respect to all Hazardous Waste at all times and in all events. The Work in the affected areas shall resume by written direction of Owner, provided such continuation of the Work shall not violate any Applicable Laws or Applicable Permits. Contractor shall dispose of any Hazardous Waste only by lawful means at properly permitted sites.

             2.18  Removal of Debris. Subject to Section 2.17 hereof, Contractor
                   -----------------
has the duty to remove and lawfully dispose of all discarded material, debris, rubbish and waste resulting from the Work at the Project Site or contiguous thereto at reasonable intervals. Except as expressly provided in the Turnkey Specifications or as Owner may subsequently agree in writing, no material removed from site may be disposed of on property owned, leased or otherwise occupied by Owner. Upon Contractor's refusal or neglect to keep the premises clear of debris, which refusal or neglect continues for fifteen (15) days after written notice thereof to Contractor, Owner shall have the right to have such work performed with the cost of same charged to Contractor and deducted from any monies which have or may become due under this Contract.

             2.19  Removal of Equipment. Prior to Final Completion, Contractor
                   --------------------
shall remove from the Project Site all equipment, materials, temporary structures constructed by Contractor or other items of any nature required for execution or completion of the Work, but excluding equipment, materials, appliances or other items intended to form or forming part of the Work. Prior to disposition of such items, Contractor will make a written offer to sell items to Owner which Contractor desires to sell. Contractor shall leave the Project Site in good order and in a reasonably neat and presentable condition. Any surplus items will become property of Owner if not removed by Contractor within thirty
(30) days after Final Completion (or such later date contemplated in any completion and demobilization procedure mutually agreed by Owner and Contractor). All costs to dispose of any such items not removed by Contractor within the thirty (30) days following Final Completion (or such later date contemplated in any completion and demobilization procedure mutually agreed by Owner and Contractor) and which Owner does not wish to keep shall be for the account of Contractor.

             2.20  Cutting, Patching and Damage. Contractor shall not damage or
                   ----------------------------
injure any portion of the Work, or any fully or partially completed construction of the Work by Owner or any Subcontractor by cutting, patching or otherwise altering such construction or by excavation, except as permitted by this Contract or with written consent from Owner.

             2.21  Right of Inspection. Owner, Independent Engineer, the
                   -------------------
Financing Parties or their duly appointed representatives, including any inspectors employed by Owner or the Independent Engineer pursuant to Section
10.6 hereof (collectively "Reviewers"), shall at all reasonable times upon reasonable prior written notice have access to the various sites where the Contractor or Subcontractors are prosecuting the engineering, design, procurement, testing or manufacture of the Work. For these purposes, reasonable access shall be given during normal business hours to Contractor's, and its Subcontractors', plant, storage and deposit areas, facilities and offices, sources of materials, equipment being assembled, already assembled or in operation, equipment being performance tested or tested to Contractor's specifications and to any other places or areas occupied by Contractor or its Subcontractors in connection with the Work. Notwithstanding anything herein to the contrary, any Reviewers' right of access to Contractor's and its, Subcontractors' premises shall be subject to the reasonable confidentiality, safety and security requirements of same and further subject to Reviewers' non-interference with the Work and other work being performed thereon. Contractor shall provide reasonable temporary office space and services for the Reviewers.

       2.22  Patent and Copyright Fees. Contractor shall be responsible for
             -------------------------
payment of all royalties and license fees for any patent, trademark and/or copyrights involved in the Work. The cost of such royalties and license fees are included in the Contract Amount.

       2.23  Installation of Coker Complex Equipment. Contractor represents
             ---------------------------------------
that it has determined that all plant and equipment to be procured or supplied by it can be installed in the available space and that there will be adequate access to admit all such plant and equipment to its position and for maintenance and testing.

             2.23.1  Use of Project Site. Owner represents that Owner has the
                     -------------------
full unrestricted right to occupy the Project Site during the performance of the Work contemplated by this Contract, and that Owner shall have obtained all necessary easements and rights-of-way to, from and through the Project Site, including subsurface rights, to enable Contractor to perform the Work, subject to any restrictions of Applicable Laws and Applicable Permits and any third-party rights-of-way, easements or other similar rights that will not adversely affect Contractor's prosecution of the Work. Owner grants to Contractor after the Effective Date, the use of the Project Site for the purpose of performing the Work, and Contractor will be in control of said Project Site pursuant to the terms hereof; provided, however, that Owner, the Independent Engineer and the Reviewers shall have free access to said Project Site, subject to compliance with Contractor's reasonable procedures concerning safety and security. The procurement of the Project Site and necessary easements and rights of way, and the payment of associated real property taxes therefor, shall be the responsibility of Owner. Contractor and Owner acknowledge that (i) prior to the Effective Date, Contractor was validly granted access to the Project Site pursuant to the Interim Reimbursable Contract and has been performing work under such contract at the Project Site the Site Work Commencement Date and (ii) on the Effective Date Owner, pursuant to the Coker Complex Lease Agreement, succeeded to Clark R&M's right to occupy the Project Site and to grant Contractor the various rights of access described above.

             2.23.2  Storage. Specific and appropriate storage area or areas
                     -------
within the Project Site for Contractor's own use shall be selected by Contractor from time to time with Owner's approval (such approval not to be unreasonably withheld). Contractor shall confine its storage of materials and equipment to such sites.

             2.24  Temporary Facilities, Lighting and Firefighting Equipment.
                   ---------------------------------------------------------
Contractor shall make provisions, at its own cost, for all temporary facilities Contractor deems necessary for the construction of the Coker Complex and the installation of the equipment, including arrangements for the supply of telephone, office equipment, sanitary toilet facilities, sewage waste, compressed air and other services for the Work and shall provide and maintain all pipes, cables and services required for its operation. Contractor shall provide and maintain on or near the Project Site office accommodations for itself and its staff; provided, however, that Owner shall provide Contractor with reasonable quantities of potable and non-potable water and electricity. Contractor shall also install and maintain, at its own cost and expense, a system of lighting to provide a reasonable degree of illumination over the area of its Work during performance of the Work. Furthermore, Contractor shall at all times have at the Project Site reliable and workable temporary firefighting equipment customary for a construction site of the

                                                                              26
type and size of the Project Site pursuant to this Contract, Applicable Laws, Applicable Permits and insurance. Contractor shall remove any of the aforesaid temporary installations pursuant to Sections 2.18 and 2.19 hereof.

             2.25  Delivery of Materials and Equipment. Contractor shall prepare
                   -----------------------------------
or cause to be prepared all materials and equipment for shipment in such a manner as to reasonably protect them from damage in transit or during any storage period.

             2.25.1  Markings. Except to the extent required under any
                     --------
intellectual property license or similar agreement, Contractor shall not fix or cast its nameplate on or in any item of plant or equipment unless approved in writing by Owner. Diagrams showing all such markings shall be supplied to Owner.

             2.25.2  Unloading; Complying Deliveries. Contractor shall promptly
                     -------------------------------
notify Owner in writing of any damage to equipment discovered during unloading, uncrating, storage or assembly. Such notice to Owner shall not relieve Contractor from any liability with respect to such equipment or any of Contractor's obligations under this Contract.

             2.26  Safety. Contractor shall be solely responsible for
                   ------
initiating, maintaining, and supervising all safety precautions and programs in connection with performance of this Contract. Contractor shall give notices and comply with Applicable Laws and Applicable Permits and the provisions of the Turnkey Specifications bearing on safety of persons or property or protection against injury, damages or loss. Contractor will provide a written report to Owner describing fully all incidents affecting safety on the Project Site and will also furnish to Owner copies of all OSHA and worker's compensation reports.

             2.26.1  Safety Precautions. Contractor shall erect and properly
                     ------------------
maintain, at all times and as required by the condition and progress of the Work, all necessary safeguards for the protection of workmen and the public, including environmental compliance personnel, and shall post necessary danger sign warnings against hazards created by such features of construction. At all times Contractor shall cause all Subcontractors working on the Coker Project to comply with all safety precautions and requirements described in this Section
2.26. Contractor shall appoint a qualified safety officer to carry out such safety provisions described in this Section 2.26. The safety officer's name shall be reported to Owner and shall be available by phone during non-working hours.

             2.26.2   Dangerous Materials. When use or storage of explosives,
                      -------------------
radioactive or other dangerous materials or equipment or unusual methods are necessary for the prosecution of the Work, Contractor shall exercise the utmost care and carry on such activities under supervision of its properly qualified personnel.

             2.26.3  Emergencies. In the event of any emergency endangering life
                     -----------
or property, Contractor shall take such action as may be reasonable and necessary to prevent, avoid or mitigate injury, damage or loss and shall, as soon as possible, report any such incidents, including Contractor's response thereto, to Owner. Whenever, in the reasonable opinion of

Owner, Contractor has failed to take sufficient precautions for the safety of the public or the protection of the Work or of structures or property on or adjacent to the Project Site, creating, in the reasonable opinion of Owner, an emergency requiring immediate action, then Owner may cause such sufficient precautions to be taken or provide such protection. The taking or provision of any such precautions or protection by Owner or its agents or representatives shall be for the account of Contractor and Contractor shall reimburse Owner for the reasonable cost thereof. In no event may the taking of such action by Owner or Owner's decision not to take action give rise to an Owner-Caused Delay. Contractor has no right for adjustment to Project Variables due to such emergency except to the extent permitted under Section 11 hereof.

             2.27  Security.  Contractor shall perform the security services as
                   --------
specified in the Turnkey Specifications.

             2.28  Testing and Inspection. Contractor shall carry out all tests
                   ----------------------
and inspections required pursuant to the Performance Test Standards, the Standards and the Turnkey Specifications. Such tests shall be done at the Project Site or at any other site as may be deemed necessary in accordance with this Contract. The cost of such tests shall be borne by Contractor as part of the Contract Amount. If tests have to be repeated through no fault of Owner, Contractor will pay the cost of repeating such tests to the extent of Contractor's fault. Any claim for special or additional tests required by Owner may be made pursuant to Section 11 hereof unless the test results substantiate the existence of any Defects and Deficiencies. For each test or inspection performed pursuant to this Section 2.28, Contractor will deliver to Owner and Independent Engineer, within the time periods specified for such test or inspection in this Contract (including the Performance Test Standards), or if no time period is specified, upon request within thirty (30) days after the completion thereof, three (3) copies of Contractor's records of all such tests and inspections.

                   2.28.1  Inspection of Tests. Except for Performance Tests,
                           -------------------
Owner and Independent Engineer shall be notified at least ten (10) days prior to the performance of any, tests and inspections specified in the Turnkey Specifications and those Owner requests prior to their occurrence. Owner and Independent Engineer shall be permitted to witness and shall have access to Contractors and Subcontractors' inspections or tests. If the representatives of Owner and Independent Engineer do not attend the tests at the mutually agreed times, Owner shall nevertheless be bound by the results of such tests and the costs of any repeated tests shall be borne by Owner.

             2.29  Copies of Drawings and Specifications. The Contractor shall
                   -------------------------------------
maintain at the Project Site, for access by Owner and Independent Engineer, one record copy of the Turnkey Specifications and Change Orders, in good order and appropriately marked to record current changes and selections made during the prosecution of the Work. Contractor shall also maintain at such location approved Subcontractor drawings, product data and samples and other Technical Information as Contractor deems appropriate and as Owner may reasonably request.

       2.30  Substitutions.
             -------------

             2.30.1  Changes in Materials.  Before and during manufacture and
                     --------------------
procurement, Contractor shall use its best efforts to avoid changes of materials which would have an adverse impact upon the completion of the Work in accordance with this Contract.

             2.30.2  Materials and Equipment. Except for materials or equipment
                     -----------------------
to be supplied by Subcontractors listed in Schedule 3.1 hereto or for Major Portions of the Work, whenever materials or equipment are specified or described in this Contract (including the Turnkey Specifications) by using the name of a proprietary item or the name of a particular supplier, the naming of the item is intended to establish the type, function and quality required, and substitute materials or equipment may nonetheless be used, provided that such materials or equipment are equivalent or equal to that named. If Contractor wishes to furnish or use a substitute item of material or equipment, Contractor shall first certify that the proposed substitute will perform at least as well the functions and achieve the results called for by this Contract, will be similar or of equal substance to that specified and be suited for the same use as that specified. Owner may require Contractor to furnish, at Contractor's expense, additional data about the proposed substitute as required to evaluate the substitution. For Major Portions of the Work, Contractor shall first receive prior written approval of Owner and Independent Engineer for a substitution, which consent shall not be unreasonably withheld provided such substitution is demonstrated to Owner's reasonable satisfaction to be of at least equal reliability, quality and useful life and no delay can reasonably be expected to result from such substitution.

             2.30.3  Review and Acceptance. Owner will be allowed a reasonable
                     ---------------------
time within which to evaluate each proposed substitute.

             2.31  Equipment and Data.  Contractor shall furnish all drawings,
                   ------------------
specifications, specific design data, preliminary arrangements and outline drawings of the equipment and all other information as required in accordance with this Contract in sufficient detail to indicate that the equipment and fabricated materials to be supplied under this Contract comply with the Turnkey Specifications.

             2.32  References to Certain Sources. Reference to standard
                   -----------------------------
specifications, manuals or codes of any technical society, organization or association or to the laws or regulations of any governmental authority, whether such reference be specific or by implication, by this Contract, shall mean the latest standard specification, manual, code, laws or regulations in effect at the time of the Effective Date, except as may be otherwise specifically stated.

             2.33  No Prototype Equipment. Unless approved by Owner and the
                   ----------------------
Independent Engineer, Contractor shall not use prototype equipment (as defined below) in the performance of the Work. Prototype equipment shall mean equipment which is at that stage in the evolutionary developmental process where the functionality, environmental suitability, reliability, maintainability, and other operational characteristics of the equipment have not been substantiated by prior commercial operational experience.

             2.34    Operating Manuals. Contractor shall prepare initial
                     -----------------
operational guidelines for the Coker Complex and deliver such guidelines to Owner at least one (1) year prior to the Guaranteed Mechanical Completion Date. Owner shall prepare initial drafts of the Operating Manuals and Contractor shall cooperate with Owner by providing all available Technical Information to Owner when requested by Owner in writing. At least six (6) months prior to the Guaranteed Mechanical Completion Date, Owner shall provide Contractor's Representative and the Independent Engineer with initial drafts of the Operating Manuals for the Coker Complex. Contractor shall review and revise the Operating Manuals to ensure that such manuals (i) are prepared in accordance with the Turnkey Specifications and in sufficient detail to accurately represent the Coker Complex as constructed and set forth recommended procedures for operation and (ii) are available, with up to date drawings, specifications and design sheets (but not final As-Built Drawings), for the training as set forth in
Section 2.36. One set of final Operating Manuals shall be provided to each of Owner and Independent Engineer by Contractor at least sixty (60) days prior to Mechanical Completion of the Coker Complex and shall be a condition of Mechanical Completion. All Technical Documentation (other than any minor items to be subsequently provided) shall be delivered to Owner within thirty (30) days after achievement of Final Completion. Owner shall not be required to deliver the Final Completion Certificate until all such Technical Documentation has been so delivered (and Final Completion shall not be deemed to have occurred earlier than the date that is thirty (30) days prior to the date of delivery of such Technical Documentation (other than any minor items to be subsequently provided)). Any minor items omitted from such Technical Documentation shall be delivered by Contractor within 90 days after Final Completion.

             2.35  Maintenance and Instruction Manuals; Mechanical Catalogs.
                   --------------------------------------------------------
(a) At least two (2) months prior to Mechanical Completion of the Coker Complex, Contractor shall provide Owner with Maintenance and Instruction Manuals in at least 10 sets for the Coker Complex. Contractor shall ensure that such Maintenance and Inspection Manuals (i) are prepared in accordance with the Turnkey Specifications and in sufficient detail to accurately represent the Coker Complex as constructed and set forth procedures for inspection and maintenance and (ii) are available, with up to date drawings, specifications and design sheets (but not As-Built Drawings), for the training set forth in Section
2.36. Delivery of final Maintenance and Instruction Manuals shall be a condition of Mechanical Completion.

     (b) Within ninety (90) days after Mechanical Completion of the Coker Complex, Contractor shall provide Owner with Mechanical Catalogs in at least ten
(10) sets indicating the final technical specifications of the Coker Complex shall be provided by Contractor. The Mechanical Catalogs shall include As-Built Drawings of the plot plan, piping and instrumentation diagrams, electrical one-line drawings, underground electrical lines and piping, each as more particularly described in the Turnkey Specifications, and such other data as is mutually agreed by Owner and Contract. Delivery of final Mechanical Catalogs shall be a condition of Final Completion.

             2.36  Training. As more fully described in the Turnkey
                   --------
Specifications starting at least ninety (90) days prior to the commencement of Start-up activities of the Coker Complex and continuing until Final Completion, Contractor shall oversee the development of and provide support for Owner's execution of a practical and participatory training program at the Project Site with respect to the Coker Complex for an adequate number of employees designated by Owner, which personnel shall be experienced in oil refinery operation appropriate to their respective job descriptions. Manuals shall be furnished to such personnel by Owner, which manuals shall be updated promptly to reflect revisions and modifications. Owner shall be responsible for making training facilities available for such training.

             2.37  Liens and Other Encumbrances.  In consideration of the mutual
                   ----------------------------
undertakings herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Contractor: expressly covenants and agrees to (i) protect and keep free the Coker Project and any and all interests and estates therein, and all improvements and materials now or hereafter placed thereon under the terms of this Contract, from any and all claims, liens, charges or encumbrances of the nature of mechanics, labor or materialmen's liens or otherwise, arising out of or in connection with performance by any Subcontractor, including services or furnishing of any materials hereunder, and, to promptly have any such lien released by bond or otherwise; (ii) give notice of this Section 2.37 (x) to each Subcontractor engaged as of the Effective Date, within thirty (30) days of the Effective Date, and (y) to any Subcontractor engaged after the Effective Date, at the time such Subcontractor is engaged by the Contractor; and (iii) make any and all filings reasonably requested by Owner, in order that Owner may take advantage of the Texas mechanics lien waiver procedures contained in Chapter 53 of the Texas Property Code with respect to mechanics' liens of any Subcontractor. If any laborers', materialmen's, mechanics', or other similar lien or claim thereof is filed by any Subcontractor, Contractor shall cause such lien to be satisfied or otherwise discharged, or shall file a bond in form and substance satisfactory to Owner in lieu thereof within ten (10) days. If any such lien is filed or otherwise imposed, and Contractor does not cause such lien to be released and discharged forthwith, or file a bond in lieu thereof, then, without limiting Owner's other available remedies, Owner shall have the right but not the obligation to pay all sums necessary to obtain such release and discharge or otherwise cause the lien to be removed or bonded to Owner's satisfaction from funds retained from any payment then due or thereafter to become due to Contractor. Owner expressly reserves the right to post or place upon the Property notices of non-responsibility or to do any other act required by law or any amendment thereto, or substitute therefor, to exempt Owner and the Property from any liability to third parties by reason of any work or improvements to be performed or furnished hereunder; but failure by owner to do so shall not release or discharge Contractor of any of its obligations hereunder.

             2.38  Spare Parts. (a) From time to time during construction of
                   -----------
the Cok Complex, Contractor shall provide Owner a list of recommended Coker Complex spare parts with applicable pricing (which shall not include any charge for the procurement of such Coker Complex spare parts by Contractor and which price shall not exceed the price for such Coker Complex spare parts which would have been paid by Contractor had Contractor procured such Coker Complex spare parts for itself and not as Owner's agent). Within 30 days of receipt of any such list, Owner shall inform Contractor of which spare parts on such list are to be procured by Owner and which are to be procured by Contractor. In addition to any additional recommended spare parts, each such list shall contain an updated record of prior recommended Coker Complex spare parts and related procurement responsibilities of Owner and Contractor, as the case may be.

     Contractor shall provide a final such list to Owner and the Independent Engineer not less than thirty (30) days prior to the date Contractor, as Owner's agent, must order any or all of the recommended Coker Complex spare parts to assure delivery to the Project Site by the Guaranteed Mechanical Completion date or, if earlier, the date of actual Mechanical Completion of the Coker Complex. The final list, and any modifications thereto, shall be subject to the approval of Owner and the Independent Engineer.

     (b)  Contractor shall procure all spare parts directed by Owner, provided,
                                                                      --------
however, that (i) should the aggregate cost of all such spare parts (a) exceed
-------
six million dollars ($6,000,000.00), Owner and Contractor agree that a Change Order shall be issued which increases the Contract Amount by the amount that the aggregate cost of all such spare parts procured by Contractor exceeds six million dollars ($6,000,000.00) or (b) be less than six million dollars ($6,000,000.00), Owner and Contractor agree that a Change Order will be issued that decreases the Contract Amount by the amount that the aggregate costs of all such spare parts procured by Contractor is less than six million dollars ($6,000,000.00).

     (c) Contractor shall ensure that all spare parts to be delivered by Contractor to the Project Site are delivered prior to the Guaranteed Mechanical Completion Date or, if earlier, the date of Mechanical Completion of the Coker Complex.

     (d) Any Coker Complex spare parts utilized during Start-up shall be replaced by Owner at its own cost. Notwithstanding the foregoing, to the extent Contractor is able to so obtain such Coker Complex spare parts at no additional cost as part of the original equipment package, it shall provide such Coker Complex spare parts to Owner without cost (and without any charge for the procurement of such spare parts by Contractor).

     2.39 Labor Relations.  To the extent Contractor directly employs union
          ---------------
labor, Contractor shall procure one or more agreements from the appropriate trade union(s) reasonably satisfactory to Owner covering any union personnel employed in connection with the Coker Project at the earliest possible date and shall keep such agreements in effect at all times while such personnel are so employed. Contractor will ensure that each Subcontractor that directly employs union labor for performance of any portion of the Work shall have appropriate agreements with the applicable trade union(s). Any such trade union agreements of Contractor or any Subcontractor shall deal only with the construction of the Coker Project and not with its operation and maintenance. Contractor shall be responsible for all labor relations matters relating to the Coker Project and shall at all times use its best efforts to maintain harmony among the unions (if any) and other personnel employed in connection with the Coker Project. Contractor shall at all times use its best efforts and judgment as an experienced contractor to adopt and implement policies and practices designed to avoid work stoppages, slowdowns, disputes and strikes.

     2.40 Local Hiring Efforts.  Owner has made a strong commitment to local
          --------------------
hire as to both labor and subcontractors. Contractor agrees to make a good faith effort to hire qualified local Subcontractors and to find qualified supervisory workers and skilled and unskilled tradesmen from Jefferson County, Texas for hire during the construction phases of this Contract.

Contractor will provide Owner with access to all records of Contractor necessary to demonstrate to the appropriate local officials compliance with this Section 2.40.

     2.41 Further Assurances.  Contractor shall execute and deliver all further
          ------------------
instruments and documents, and take all further action, including but not limited to assisting Owner in filing a notice of completion with the appropriate state and local lien recording offices, that may be necessary or that Owner may reasonably request in order to enable Contractor to complete performance of the Work or to effectuate the purposes or intent of this Contract.

     2.42 Listing of Defects and Deficiencies.  Throughout Contractor's
          -----------------------------------
performance of the Work, Owner may provide written notice to Contractor setting forth any Defects and Deficiencies which Owner may believe exist at that time. The issuance of any such notice shall not be deemed a waiver of any Defects and Deficiencies not set forth in such notice. Not later than fourteen (14) days thereafter, Contractor shall provide a schedule and description of the process Contractor intends to undertake in order to remedy any such Defects and Deficiencies.

     2.43 Operations and Maintenance.  Permanent Coker Complex operations and
          --------------------------
maintenance plans, including operations and maintenance procedures, the maintenance of spare parts lists, development of a safety program for operations and maintenance, and overall administration for the operation of the Coker Complex after Final Completion shall be Owner's responsibility. During Coker Complex training, Commissioning, Start-up, Performance Testing and operation, subject to Contractor's obligations pursuant to Section 10.1 hereof, Owner shall be responsible for providing operating and maintenance personnel.

     2.44 Contractor's Duty to Independent Engineer.  Contractor agrees that
          -----------------------------------------
the function of the Independent Engineer, as technical advisor to the Financing Parties, is crucial to the success of the Coker Project and that the Independent Engineer has a continuous need for information. It shall be the duty of the Contractor to fulfill promptly the Independent Engineer's requests for data, information, and opportunities to witness or observe the on-going performance of the Work to the extent such requests are reasonably consistent with progress of the Coker Project and provided that such data and information are available to the Contractor.

     2.45 Certificate of Contractor; Consent to Assignment.  Contractor, on or
          ------------------------------------------------
after the Effective Date and within seven (7) days of Owner's request, shall provide Owner and the Financing Parties with (a) a certificate confirming the Contractor's ability to complete the Work and (b) an assignment and consent agreement with the Financing Parties or a trustee or other representative thereof substantially in the form of Exhibit K hereto.

     2.46 Intellectual Property Licenses.
          ------------------------------

          2.46.1  Use of Data.  Contractor hereby grants to Owner a perpetual,
                  -----------
irrevocable, nonexclusive, license to use (without further compensation other than as part of the Contract Price), in connection with the ownership, operation, maintenance, repair or alteration (by Owner, its successors and assigns and any third party contractor) of the Coker Complex, all drawings, specifications and Technical Information, schedules, plans, drawings and other documents produced by Contractor and its Subcontractors relating to this Contract; provided, however, that such license is subject to the terms of the
          --------  -------
third-party technology licensing agreements listed on Schedule 2.46.

          2.46.2  Other Necessary Licenses. Contractor further agrees to grant
                  ------------------------
and hereby grants to Owner a perpetual, irrevocable, nonexclusive, royalty-free license under all patents and intellectual property now or hereafter controlled by Contractor to the extent necessary for the ownership, operation, maintenance, repair or alteration (by Owner, its successors and assigns and any third party contractor) of the Coker Complex, or any component thereof, designed, specified or constructed by Contractor under this Contract.

          No later than the Mechanical Completion of each Process Unit of the Coker Complex, Contractor shall grant or cause to be granted to Owner such other licences of patent and intellectual property rights held by any Person as may be required for the ownership, operation, maintenance, repair or alteration of such Process Unit. Such licenses shall be in such form as shall be reasonably acceptable to Owner and shall be perpetual, irrevocable, non-exclusive and royalty free to Owner and its successors and assigns as owners or operators of the Coker Complex.

          2.46.3  Improvements, Inventions and Innovations. All rights in any
                  ----------------------------------------
improvements, inventions, and innovations made by Owner or its Affiliates shall vest in Owner or such Affiliates, and Owner and its Affiliates shall have the right to exploit such improvements, inventions, and innovations. All rights in any improvements, inventions and innovations made by Contractor shall vest in Contractor, and Contractor and its Affiliates shall have the right to exploit such improvements, inventions and innovations; provided, however, that Owner and the partners that comprise Owner and their respective Affiliates shall be granted a non-exclusive license for use (without further compensation other than as part of the Contract Price) in any expansion of the Coker Complex by Owner (or the parties that comprise Owner or its Affiliates) at the Refinery of any such improvement, invention or innovation made by Contractor (but not by any Subcontractor) in the course of performing the Work and in which Contractor asserts any ownership or proprietary interest; provided, however, that such
                                               --------  -------
license is subject to the terms of the third-party technology licensing agreements listed on Schedule 2.46.


                                   SECTION 3
                                 SUBCONTRACTORS

     3.1 Subcontractors.  Contractor shall select Subcontractors in connection
         --------------
with the performance of the Work such that all equipment, materials, machinery, supplies and labor obtain the Standards, reliability and performance requirements set forth in this Contract. Without the written consent of Owner, Contractor shall not subcontract any portion of the Work to any Subcontractor that has not been approved by Owner. Contractor may from time to time submit to Owner in writing the names and addresses of Subcontractors that Contractor seeks to have approved by Owner. Owner, within ten (10) days after Owner's receipt in writing of such names and addresses, shall reply to Contractor in writing to state whether the additional Subcontractors are rejected or approved. If Owner does not respond to any such request within such ten (10) day period, such additional Subcontractors shall be deemed acceptable to Owner. If Owner rejects any such proposed Subcontractor, the reasonable grounds for rejection will be stated and Contractor shall not contract with the rejected Subcontractor for any portion of the Work. In that event, Contractor shall promptly propose other Subcontractors, if required, for Owner's approval. Acceptance by Owner of a Subcontractor does not: (a) give rise to any claim by Contractor against Owner if Subcontractor breaches its subcontract or contract with Contractor; (b) give rise to any claim by Subcontractor against Owner; (c) create any contractual obligation by Owner to Subcontractor; (d) give rise to a waiver by Owner or the Independent Engineer to reject any Defects and Deficiencies or Defective Work; or (e) in any way release Contractor from being the single point of responsibility to Owner for the Work to be performed under this Contract.

     3.2 Contractor's Liability.  Contractor shall remain responsible for all
         ----------------------
of its obligations under this Contract, including the Work, regardless of whether a subcontract or supply agreement is made or whether Contractor relies upon any Subcontractor to any extent. Contractor's use of Subcontractors for any of the Work hereunder shall in no way increase Contractor's rights or diminish Contractor's liabilities with respect to Owner and this Contract, and in all events Contractor's rights and liabilities hereunder with respect to Owner and this Contract shall be as though Contractor had itself performed such Work.

     3.3 Terms in Subcontracts.  No subcontract or supply agreement shall
         ---------------------
contain terms that conflict with the applicable terms and conditions of this Contract to an extent that would impair Contractor's performance hereunder. Upon request to Contractor by Owner, Contractor will submit to Owner any Subcontractor agreement (without any price information) within two (2) weeks of the request.

     3.4 Assignability of Subcontracts to Owner.  In every agreement entered
         --------------------------------------
into after the Effective Date with a Subcontractor for a Major Portion of the Work, Contractor shall obtain a provision stating that (a) in the event that Contractor is terminated for cause, convenience, abandonment of Contract or otherwise, each Subcontractor will continue its portion of the Work as may be requested at the option of Owner, (b) such agreement permits assignment thereof to Owner at the option of Owner and to the Financing Parties for security purposes at the option of Owner, in either instance under all the same terms and conditions as originally specified in the Subcontractor's agreement with Contractor, and (c) that Owner is the intended third party beneficiary of such agreement and that such third-party beneficiary rights may be assigned by Owner to the Financing Parties for security purposes. In this regard, Contractor shall also cause each Subcontractor of a Major Portion of the Work to execute a Subcontractor Assignment and Consent Agreement.

     3.5 Removal of Subcontractor's Personnel.  Owner shall have the right at
         ------------------------------------
any time to require removal of a Subcontractor's personnel from the Coker Project upon reasonable grounds.

     3.6 Subcontractor Warranties.  Contractor shall, for the protection of
         ------------------------
Owner and Financing Parties, obtain from all Subcontractors, as appropriate, guarantees and warranties on all machinery, equipment, services, materials, supplies and other items used and installed hereunder, and such guarantees and warranties shall not be amended, modified or discharged without the prior written consent of Owner. Such guarantees and warranties shall cover a period of no less than twelve months from Mechanical Completion or eighteen months after delivery, whichever occurs first. Contractor shall enforce such guarantees and warranties to the fullest extent on behalf of Owner. Upon the expiration of any of Contractor warranties pursuant to this Contract, or upon the termination of this Contract, Contractor shall assign and make available to Owner and Financing Parties all of Contractor's rights under all such Subcontractor guarantees and warranties and shall deliver to Owner and Financing Parties copies of all contracts providing for such guarantees and warranties. After the assignment of rights pursuant to the preceding sentence, Owner shall be entitled to receive all proceeds (including damages and rebates) paid by any Subcontractor pursuant to any Subcontractor guarantee or warranty; provided,
                                                                   --------
that to the extent Contractor has corrected the Defect or Deficiency covered by such warranty, Owner shall rebate to Contractor any proceeds of such warranty resulting from such Defect or Deficiency. The provisions of this Section 3.6 in no way reduce Contractor's obligations or Owner's rights as stated elsewhere in this Contract including, without limitation, Contractor's warranty and guarantee obligations set forth in Section 8.1 hereof.

     3.7 Subcontractor Insurance.  Contractor shall require all Subcontractors
         -----------------------
retained under agreements executed after the date hereof to obtain, maintain and keep in force during the time they are engaged in performing services hereunder adequate insurance coverage described under the heading "Required Subcontractor Insurance" on Schedule 9.1 hereto (provided that the maintenance of any such Subcontractor insurance shall not relieve Contractor of its other obligations pursuant to Section 9.1 hereof). Subcontractors shall be required to evidence these insurance coverages with certificates of insurance prior to accessing the Project Site and Contractor shall, upon Owner's request, furnish Owner with such certificates. All Subcontractors of Major Portions of the Work shall be of bondable financial condition.

     3.8 No Privity with Subcontractors.  Owner shall not be deemed by virtue
         ------------------------------
of this Contract to have any contractual obligation to or relationship with any Subcontractor, except to the extent such Subcontractor has executed a Subcontractor Assignment and Consent Agreement.

     3.9 Review and Approval not Relief of Contractor Liability.  The review,
         ------------------------------------------------------
approval and consent by Owner as to Schedule 3.1 shall not relieve Contractor of any of its duties, liabilities or obligations under this Contract. Any inspection, review or approval by Owner permitted under this Contract of any portion of the Work, by Contractor or any Subcontractor, shall not relieve Contractor of any duties, liabilities or obligations under this Contract.

                                   SECTION 4
                          CONTRACT AMOUNT AND PAYMENT

     4.1 Fixed Price Contract Amount.  As full consideration to Contractor for
         ---------------------------
the full and complete performance of the Work (including, to the extent described in Section 4.2 below, work previously performed under the Interim Reimbursable Contract) and all costs incurred in connection therewith, Owner shall pay (subject to all the terms and conditions of this Contract), and Contractor shall accept, the lump sum fixed price of FIVE HUNDRED FORTY-FOUR MILLION TWO HUNDRED EIGHT THOUSAND DOLLARS ($544,208,000.00) (as such amount may be adjusted pursuant to the provisions of this Contract, the "Contract Amount"),
                                                              ---------------
plus such other amounts as may be due under this Contract.

     The Contract Amount shall be subject to increases and decreases pursuant to valid Change Orders made in accordance with this Contract. The Contract Amount shall not be increased except in accordance with this Contract.

     4.2 Coordination with Interim Reimbursable Contract.  Owner and Contractor
         -----------------------------------------------
acknowledge that the Contract Amount includes the price of work performed under the Interim Reimbursable Contract for which payment had been made in the amount of $90,889,947.44 through May 31, 1999. Any payments made under the Interim Reimbursable Contract subsequent to such date with respect to items included in the Work shall be credited against the Contract Amount.

     4.3 Submission of Applications for Payment.  On or before the fifteenth
         --------------------------------------
(15th) day of each calendar month, Contractor shall submit an Application for Payment to Owner (one (1) original and two (2) copies for Owner) and one (1) copy of such Application for Payment to the Independent Engineer describing (a) the extent of completion of the Work for the prior calendar month and (b) any value added by Work completed in the prior calendar month with respect to which Contractor is ahead of the Payment Schedule and requesting credit pursuant to
Section 4.4.2(c). Each Application for payment shall be accompanied by such supporting documentation as is required by Section 4.4 hereof. Contractor warrants that title to all work, materials and equipment covered by any Application for Payment will pass to Owner no later than the time of payment, free and clear of all liens, charges, security interests and encumbrances.

     4.4 Payments. The Contract Amount shall be paid by Owner to Contractor in
         --------
installments (the "Scheduled Payments"), in accordance with completion of the Work in accordance with the Payment Schedule. The making of each Scheduled Payment is subject to review and approval of each Application for Payment by Owner and the Independent Engineer as set forth in Section 4.6 and to the terms and conditions set forth in this Section 4.4.

         4.4.1 Conditions to Scheduled Payments.  Subject to the other terms of
               --------------------------------
this Section 4, Owner shall within thirty (30) days after the receipt of each Application for Payment make or cause to be made to Contractor, subject to this
Section 4.4, the Scheduled Payment (and other amounts as may be due hereunder) by wire transfer of immediately available funds to a bank and account specified in writing by Contractor in accordance with Section 16.1, hereof; provided that:

          (a) Owner shall not be obligated to make payment hereunder if a current Monthly Report acceptable to Owner and the Independent Engineer has not been received;

          (b) Owner shall not be obligated to make any payment that Owner is entitled to withhold pursuant to this Section 4.4.1 or Section 4.4.2,
     Section 4.4.3 or Section 4.6.1 hereof;

          (c) Owner shall not be obligated to make any payment hereunder unless Contractor has supplied Owner with the lien waivers and certifications required pursuant to Section 4.9 hereof; and

          (d) if this Contract is terminated before the final payment is made pursuant to Section 4.7 hereof, Owner shall not be obligated to make further payments except in accordance with provisions contained in this Contract which set forth payments due Contractor in the event of termination.

              4.4.2 Owner's Right to Withhold Scheduled Payments. Owner may
                    --------------------------------------------
withhold all or a portion of the amount of any Schedule Payment if, in the reasonable judgment of Owner in consultation with the Independent Engineer, the Contractor has not completed any item of Work described in the Application for Payment related to such Scheduled Payment in accordance with the Turnkey Specifications and the other requirements of this Contract. The amount so withheld shall be determined by Owner in its reasonable judgment and in consultation with the Independent Engineer, based on the amount to be paid Contractor for the portion of the Work not so completed, and Owner shall pay Contractor the remaining undisputed portion of such Application for Payment, provided that:

          (a) In the event Contractor disputes Owner's determination as to whether any amount should have been withheld or the amount properly withheld, or as to any determination made by Owner pursuant to clause (c) hereof, Contractor shall have the burden of proof to show that Owner's judgment was not reasonable;

          (b) No interest shall accrue or be due to Contractor upon any payment withheld by Owner pursuant to this Section 4.4.2 or as a result of the non-fulfillment of the conditions in Section 4.4.1 hereof or as a result of any determination by Owner pursuant to Section 4.4.1 hereof (unless in any such instance Owner's judgment as to whether such amount should have been withheld was not reasonable);

          (c) Owner shall, pursuant to the terms hereof, give appropriate credit, to be determined by Owner in its reasonable judgment in consultation with the Independent Engineer, for any value added by Work with respect to which Contractor is ahead of the Payment Schedule;

          (d) In no event shall any payment made be in excess of the sum of the Application for Payment and any amounts due to Contractor pursuant to
     Section 4.4.2(e) hereof; and

          (e) Any amount so withheld under this Section 4.4.2 shall be paid to Contractor on the date of the Scheduled Payment next following the completion of the Work with respect to which such amount was withheld.

              4.4.3 Set-Off. Owner may deduct and set off (including by
                    -------
application of any amounts drawn under the Letter of Credit held by Owner), against any part of the balance due or to become due to Contractor under this Contract any amounts due from Contractor to Owner under or in connection with this Contract.

     4.5 Letter of Credit .  On the Effective Date, Contractor shall deliver to
         ----------------
Owner a Letter of Credit in the form attached hereto as Exhibit C as security for the performance by Contractor of its obligations hereunder. The Letter of Credit shall have a term of at least one (1) year, to be renewed as necessary until canceled pursuant to Section 4.5.4 hereof, and shall be provided (and amended and extended as necessary to comply with the terms of this Contract) at no cost to Owner. As more fully set forth in the Letter of Credit, the initial amount of such Letter of Credit shall be $9,088,995.00, and thereafter the amount available for drawings under the Letter of Credit (together with the aggregate amount of any cash deposits by Contractor or amounts held back by Owner from payments hereunder pursuant to Section 4.5.2) shall at all times equal ten percent (10%) of the amounts paid by Owner to Contractor pursuant to
Section 4.4 hereof less any amounts previously drawn under the Letter of Credit pursuant to Section 4.5.1 hereof except for amounts drawn pursuant to Section 4.5.1(ii) or 4.5.1(iii) hereof that are not applied for payment or performance failure by reason of the existence of the conditions described in Section 4.5.1(i) or 4.5.1(iv) and amounts reimbursed to the Contractor pursuant to
Section 4.5.7 hereof . The initial Letter of Credit and any and all replacement Letters of Credit hereunder shall be issued by an Acceptable L/C Issuer. Notwithstanding the reference to "Letter of Credit" herein in the singular number, Contractor may fulfill its obligations hereunder with more than one Letter of Credit, provided that the aggregate amount of such Letters of Credit (together with cash deposits and amounts withheld pursuant to Section 4.5.2(a)) at all times equals the amount required hereunder and each such Letter of Credit otherwise complies with the requirements hereof.

          4.5.1 L/C Drawings.  As used herein, the term "Beneficiary" refers to
                -------------
Owner or any assignee or transferee of the Letter of Credit pursuant to Section
4.5.5 hereof. Beneficiary may draw funds or otherwise submit a claim for payment under the Letter of Credit (a "L/C Drawing") only upon the occurrence of any of the following conditions precedent:

          (i)   (A) an Event of Default under Section 14.1 hereof has occurred,
     (B) Contractor has been notified by Owner in writing of such Event of Default in accordance with the provisions of Section 14.1 hereof, (C) Contractor has failed to cure such Event of Default within the cure periods provided in such section, and (D) the amount being drawn is in Owner's reasonable judgment equal to or less than the amount required to cure such Event of Default (or, if this Contract has been terminated pursuant to Section 14.1 hereof, the amount in Owner's reasonable judgment equal to or less than the damages due Owner pursuant to this Contract as a result of such termination); or

          (ii) Final Completion has not occurred under this Contract on or before the date which is thirty (30) days prior to the expiration date set forth in the Letter of Credit and Contractor has not caused such Letter of Credit to be extended or substituted on the same terms as the expiring Letter of Credit; or

          (iii) the rating of the outstanding unsecured indebtedness of the bank, trust company or other entity that issued the Letter of Credit has fallen below a rating of A, as determined by S&P or a rating of A2, as determined by Moody's; or

          (iv)  (A) Owner has allowed Final Completion to occur pursuant to
     Section 5.7(d) hereof despite Contractors failure to complete all the items on the Punch List, (B) Contractor has subsequently failed to complete such Punch List items by the date agreed upon by the parties pursuant to such
     Section 5.7(d) and (C) the amount being drawn is in Owner's reasonable judgment equal to or less than the amount required to complete such Punch List items.

Multiple drawings under the Letter of Credit shall be permitted. In no event shall any L/C Drawing when added to all previous L/C Drawings exceed in the aggregate, as of any date, ten percent (10%) of the sums actually paid as of any such date by Owner to Contractor under Section 4.4 of this Contract.

          4.5.2 Substitution of Cash or Cash Holdback; Proceeds. (a) Contractor
                -----------------------------------------------
shall have the right, at any time and from time to time, to perform its obligation to maintain Letters of Credit in effect hereunder by (i) depositing cash with Owner pursuant to a cash collateral agreement in form acceptable to Owner and the Financing Parties or (ii) requesting that Owner withhold amounts from sums otherwise payable to Contractor hereunder; provided, that the amount available for draw under the Letter of Credit, together with such cash deposits and withheld amounts shall, in the aggregate, at all times equal the amount of the Letter of Credit required pursuant to Section 4.5 and Section 4.5.3 hereof. Any cash deposit may be applied by Owner in payment of amounts due by Contractor hereunder only if (A) an Event of Default under Section 14.1 hereof has occurred, (B) Contractor has been notified by Owner in writing of such Event of Default in accordance with the provisions of Section 14.1 hereof, (C) Contractor has failed to cure such Event of Default within the cure periods provided in such section, and (D) the amount being drawn is in Owner's reasonable judgment equal to or less than the amount required to cure such Event of Default (or, if this Contract has been terminated pursuant to Section 14.1 hereof, the amount in Owner's reasonable judgment equal to or less than the damages due Owner pursuant to this Contract as a result of such termination).

     (b) If Beneficiary draws funds under the Letter of Credit by reason of the existence of the conditions described in Section 4.5.1(i) or Section 4.5.1(iv) hereof or applies cash deposits as provided in Section 4.5.2(a) hereof, then the proceeds of such draw or application of cash shall constitute payment by Contractor to Owner of amounts due under this Contract for the applicable payment or performance failure, but only to the extent of such draw. If Beneficiary draws funds under the Letter of Credit by reason of the existence of the conditions described in Section 4.5.1(ii) or Section 4.5.1(iii) hereof or if Contractor provides Beneficiary with cash security (or requests Owner to withhold sums otherwise due and payable to Contractor hereunder) as provided in Section 4.5.2(a) in an amount equal to the amount of the Letter of Credit as provided herein, then the proceeds of such draw or cash security, as the case may be, shall be held by Beneficiary (in such accounts as maybe required under the Financing Documents) as security for the payment and performance by Contractor of its obligations owed to Owner under this Contract and any sum so withheld shall not be payable to Contractor, and (unless such cash security or sum withheld shall have been replaced with a replacement Letter of Credit as provided below or the aggregate amount of the Letters of Credit remaining undrawn together with the amount of unapplied cash deposits and amounts withheld pursuant to Section 4.5.2(a) shall equal the required Letter of Credit amount after payment of any pending Application for Payment) Owner shall thereafter be entitled to withhold ten percent (10%) of amounts due Contractor hereunder; provided that such amounts shall be disbursed
                                  --------
to Contractor upon the earliest to occur of the following: (i) Contractor's extension or substitution of the Letter of Credit on the same terms as the Letter of Credit being extended or replaced, (ii) Final Completion as evidenced by actual delivery of the Final Completion Certificate to Contractor pursuant to
Section 5.7.2 hereof, or (iii) termination of this Contract and performance of all obligations and payment of all amounts remaining due by Contractor following such termination; provided that until such disbursement to Contractor, if Beneficiary would be entitled to draw funds under the Letter of Credit by reason of the existence of the conditions described in Section 4.5.1(i) or Section 4.5.1(iv) hereof, then the proceeds held by Owner and any sums withheld by Owner pursuant to this Section 4.5.2 shall constitute payment by Contractor to Owner of amounts due under this Contract for the applicable payment or performance failure, but only to the extent of the amount Owner would be entitled to draw or withhold and Contractor's obligations to pay Owner will be discharged only to the extent of the amount actually drawn or withheld; and provided, further that
                                                         --------  -------
any draw by the Beneficiary under the Letter of Credit by reason of the existence of the conditions described in Section 4.5.1(ii) or 4.5.1(iii) hereof shall not in any way relieve the Contractor of its obligations to deliver a Letter of Credit to Owner in the amount required by the first paragraph of this
Section 4.5.

          4.5.3 Adjustment. In the event the Payment Schedule or Contract Amount
                ----------
is adjusted as provided by this Contract, Contractor shall deliver to the issuer of the Letter of Credit an increase certificate or a reduction certificate to increase or reduce, as appropriate, the amount available for draw under the Letter of Credit; provided, however, that Contractor shall not be obligated to deliver any such certificate more often than monthly. If an increase certificate is not effective because it would cause the available credit to exceed the maximum credit under the Letter of Credit, Contractor shall immediately cause such maximum credit to be increased such that the available credit is not less than an amount equal to the remainder of (i) ten percent (10%) of the payments actually paid by Owner to Contractor under Section 4.4 of this Contract less
                                                                        ----
(ii) any amounts previously drawn under the Letter of Credit pursuant to Section
4.5.1 hereof except for amounts drawn pursuant to Section 4.5.1(ii) or

4.5.1(iii) hereof that are not applied for payment or performance failure by reason of the existence of the conditions described in Section 4.5.1(i) or 4.5.1(iv).

          4.5.4 Cancellation.  Beneficiary shall deliver the Letter of Credit to
                ------------
the issuer thereof for cancellation (and shall release any cash deposits and pay any amounts withheld pursuant to Section 4.5.1) within ten (10) days following the earlier of (i) termination of this Contract and performance of all obligations and payment of any amounts remaining due by Contractor following such termination, (ii) Final Completion as evidenced by actual delivery of the Final Completion Certificate to Contractor pursuant to Section 5.7.2 hereof (provided that the Letter of Credit shall not be canceled upon Final Completion if the parties agree to extend the Letter of Credit beyond Final Completion pursuant to the provisions of Section 5.7(d) hereof) or (iii) deposit with the Beneficiary of cash in an amount equal to the full amount of the Letter of Credit at the time of such deposit. Beneficiary may not make a L/C Drawing after the Letter of Credit is required to be canceled pursuant to this Section 4.5.4.

          4.5.5 Transfer; Assignment. Owner may assign or transfer the Letter of
                --------------------
Credit and any cash deposits or amounts withheld under this Section 4.5 only to the Financing Parties or to any successor in interest to Owner. Such permitted assignment or transfer shall be effective without the consent or approval of the Contractor only upon such assignees's or the transferee's written agreement, made for Contractor's benefit, to be bound by and to observe the terms of this Contract applicable to such Letter of Credit, including without limitation the L/C Drawing restrictions set forth herein.

          4.5.6 Improper or Excessive L/C Drawings. Beneficiary shall deliver to
                ----------------------------------
Contractor copies of L/C Drawing certificates under the Letter of Credit as soon as practicable after delivery of the same to the issuer thereof. If Beneficiary makes any L/C Drawing not in compliance with Sections 4.5.1 through 4.5.4 hereof or makes a L/C Drawing in an amount not in compliance with Sections 4.5.1 through 4.5.4 hereof, Beneficiary shall immediately pay to Contractor the amount of the improper L/C Drawing, provided that, unless the Letter of Credit is subject to cancellation pursuant to Section 4.5.4 hereof, Contractor simultaneously provides for an increase in the amount available to be drawn under the Letter of Credit in the amount of such improper L/C Drawing so returned by Beneficiary.

          4.5.7 Use of Proceeds of Letter of Credit.  If, after a permitted L/C
                -----------------------------------
Drawing under Section 4.5.1(i) or 4.5.1(iv) in a permitted amount and application of the proceeds of such L/C Drawing by Beneficiary to effect the cure of the failure by Contractor to perform its obligations under this Contract, the amount of such L/C Drawing exceeds the amount due Owner from Contractor under the terms of this Contract for the failure giving rise to such L/C Drawing, then, upon written notice from the Contractor, Beneficiary shall pay the excess amount to Contractor, provided that, unless the Letter of Credit is subject to cancellation pursuant to Section 4.5.4 hereof, Contractor simultaneously provides for an increase in the amount available to be drawn under the Letter of Credit in the amount of such excess proceeds so returned by Beneficiary. Beneficiary shall provide to Contractor documentation, in form reasonably satisfactory to Contractor, evidencing the amount of the proceeds of any L/C Drawing used by Beneficiary to cure such failure by Contractor or retained by Beneficiary in fulfillment of

Contractor's obligations to Owner. This Section 4.5.7 shall not be construed to require Beneficiary to return to Contractor any Late Payments or Reliability and Capacity Buydown Payments due to Owner.

          4.6 Review by Owner and Independent Engineer Prior to Payment. Owner
              ---------------------------------------------------------
and Independent Engineer shall review each Application for Payment and accompanying documentation to determine (in addition to any other determination to be made pursuant to this Contract) whether (i) the Work has progressed to the point indicated on the Construction Schedule; (ii) the Work has been performed in accordance with this Contract; (iii) all required documentation and submittals have been received and are acceptable; and (iv) Contractor is entitled to payment of the amount requested. Except for disputed portions of any Application for Payment as provided for pursuant to this Section 4, Owner shall, subject to the approval of the Independent Engineer and Contractor's satisfaction of all conditions of this Section 4, make payment to Contractor within thirty (30) days after receipt by Owner of such Application for Payment.

          4.6.1 Withholding of Payment. Based on Owner's own evaluation or on
                ----------------------
the recommendation of the Independent Engineer, Owner may withhold payment, in whole or in part, to the extent reasonably necessary, to protect Owner as a result of: any existence or continuance of an Event of Default by Contractor pursuant to Section 14.1; a mistake as to the actual progress of the Work done; failure of Contractor to make payments to Subcontractors corresponding to amounts paid to Contractor by Owner hereunder; third-party claims or liens filed with respect to the Work which have not been secured in accordance with the provisions of Section 2.37(i) hereof; any Defects and Deficiencies or Defective Work not corrected; completed Work which has been damaged requiring correction or replacement; failure by Contractor to provide releases or partial releases of liens as required by Section 4.9 hereof; any other material breach of this Contract; or the filing of a voluntary or involuntary petition in bankruptcy. If Owner is unable to approve (or is aware that the Independent Engineer intends not to approve) payment in the amount of an Application for Payment, it shall notify Contractor as soon as possible but no later than fourteen (14) days of its receipt of said application. Owner has the right, for the reasons enumerated above, to reject in whole or in part an Application for Payment or rescind approval, in whole or in part, for a payment previously issued, because of subsequently discovered evidence or observations, and to set off against amounts requested in any current Application for Payment the amount of any such rescinded payment.

          4.6.2 Payment Not Approval.  Owner's payment of an Application of
                --------------------
Payment will not be a representation by any party that it has made an exhaustive or continuous inspection to check the quality or quantity of the Work, or reviewed design or manufacturing or construction means, methods, techniques, sequences or procedures, or reviewed copies of requisitions received from Subcontractors, or examined to ascertain the manner in which Contractor has used prior payments of money on account of the Contract Amount.

     4.7 Final Completion and Payment .  Within thirty (30) days after Final
         ----------------------------
Completion and satisfaction of the conditions contained in Sections 4.7.1 and
4.9 hereof, Beneficiary shall pay Contractor all monies held as security pursuant to Section 4.5.2 hereof

(except if the parties agree to extend the Letter of Credit beyond Final Completion pursuant to the provisions of Section 5.7(d) hereof) and any other monies that are owed by Owner to Contractor. The payment by Owner of the final Application for Payment does not constitute a waiver by Owner of Contractor's warranties as specified in this Contract.

          4.7.1 Final Payment Conditions.  Final payment pursuant to Section 4.7
                ------------------------
hereof (including any remaining amounts held as security pursuant to Section
4.5.2 hereof) shall not become due until Contractor achieves Final Completion and Owner issues a Final Completion Certificate pursuant to Section 5.7.2 hereof, and Contractor submits to Owner: (a) an affidavit that payrolls, bills for materials and equipment and other indebtedness connected with the Work for which Owner might be deemed responsible or Owner's property might be encumbered or liens have been paid or otherwise satisfied, except as otherwise described in the affidavit described in subsection (g) below; (b) consent of the surety, if any, to final payment if required by such surety (provided, that the withholding of such consent by any such surety shall not prevent payment of any amount as to which such surety's consent is not required); (c) data establishing payment discharge or satisfaction of all of Contractor's obligations to Subcontractors incurred in performance of the Work, except as otherwise described in the affidavit described in subsection (g) below, (d) a written statement by Contractor to Owner stating that the warranties provided to Owner by Contractor pursuant to this Contract are in full force and effect and will remain in full force and effect for their applicable time periods; (e) written releases from Contractor of all claims against Owner and its property, directors, officers, employees, agents, representatives, successors and assigns under or in connection with this Contract, substantially the form attached hereto as Exhibit E; (f) waivers and releases of mechanics' and materialmen's liens, substantially in the form attached hereto as Exhibit F from each Subcontractor or such other documents necessary to assure an effective release of mechanics' or materialmen's liens with respect to any and all liens asserted against the Coker Project by all of Contractor's Subcontractors, except as otherwise described in the affidavit described in subsection (g) below; (g) an affidavit that describes
(i) any exceptions to the affidavit described in subsection (a) above, as well as the amount of any indebtedness described in such subsection that has not been paid or satisfied and the reasons the same has not been paid or satisfied, (ii) any omissions from the data described in subsection (c) above, as well as the amount of any obligations described in such subsection that have not been paid or satisfied and the reasons the same have not been paid or satisfied and (iii) any omissions from the waivers and releases described in subsection (f) above, as well as the amounts due or paid Subcontractors for which such liens and releases have not been received and the reasons such liens and releases have not been received; and (h) a surety bond or letter of credit, issued by a surety or bank, and otherwise in form and substance, acceptable to Owner and the Financing Parties, fully securing the total, without duplication, of the amounts, if any, which in no event shall exceed in the aggregate (including amounts covered by Section 4.9.1 hereof) one million five hundred thousand dollars ($1,500,000), set forth in the affidavit described in subsection (g) above, along with an agreement, in form and substance satisfactory to Owner and the Financing Parties, to indemnify Owner and the Financing Parties for any and all costs and expenses accruing to Owner and/or the Financing Parties as a result of the matters set forth in the affidavit described in subsection (g) above.

          4.7.2 Acceptance of Final Payment.  Except as otherwise expressly
                ---------------------------
provided in this Section 4.7.2, it is expressly stated and agreed to by Contractor and Owner that the acceptance of the final payment by the Contractor for Contract or Change Order Work shall be a waiver by Contractor of all claims for Work performed under this Contract. Acceptance of such payment by Contractor shall represent Contractor's complete satisfaction with final compensation for all claims and Work performed under this Contract (other than claims of fraud or criminal conduct, any claims alleging that any drawing under the Letter of Credit occurring after acceptance of the final payment is improper or excessive and any claims surviving Final Completion or termination of this Contract pursuant to Section 9.4 hereof). The final payment will be judged accepted once deposited in Contractor's bank account in response to Contractor's Application for Payment. In no event shall Owner have any liability to Contractor in any such event for special, indirect, incidental or consequential damages, and, except as otherwise provided in this Section 4.7.2, in no event shall Owner have any liability for any other damages, notwithstanding the actual amount of damages that Contractor may have sustained. Nothing in this Section
4.7.2 is intended to abrogate any provision of this Contract which, by its express terms, survives final payment or termination hereof.

          4.8 Payments to Subcontractors.  Contractor shall promptly pay each
              --------------------------
Subcontractor, upon receipt of payment from Owner for Work, the amount to which each Subcontractor is entitled, based on each Subcontractor's portion of such Work. Contractor shall, by appropriate agreement in each Subcontractor's agreement, require such Subcontractor to make payments to sub-Subcontractors and materialmen in a similar manner. However, Owner shall not have any duty or obligation to insure the payment of money to a Subcontractor. Subcontractors and third parties shall not be deemed third-party beneficiaries of Owner's obligations to pay Contractor.

          4.9 Payments Subject to Release of Liens.  With each Application for
              ------------------------------------
Payment by Contractor, Contractor shall provide to Owner and the Financing Parties (i) a lien waiver or release of lien in the form of the Contractor Partial Lien Waiver and Release set forth in Exhibit G attached hereto, (ii) (x) from any Subcontractor to whom a payment of $5,000,000 or more is included in such Application for Payment, a lien waiver or release of lien in the form of Subcontractor Partial Lien Waiver and Release set forth in Exhibit H attached hereto and/or a bill of sale or paid invoice warranting cost and full payment of such Subcontractor's Work and (y) from any Subcontractor to whom final payment is for all of such Subcontractor's Work is included in such Application for Payment, a lien waiver or release of lien in the form of Subcontractor Lien Waiver and Release set forth in Exhibit F attached hereto and/or a bill of sale or paid invoice warranting cost and full payment of such Subcontractor's Work,
(iii) such other documentation sufficient to establish that the Coker Project and the Project Site and any and all improvements, materials and equipment placed, erected or installed thereon are free from any and all claims, liens, encumbrances, security interests, mechanics' liens, suppliers, labor or materialmen's liens or otherwise arising out of or in connection with the performance by Contractor or any Subcontractor of the Work to be performed hereunder; (iv) certification by an officer of Contractor to the effect that there are no expected or known claims, liens, security interests or encumbrances in the nature of mechanics' or materialmen's liens or claims arising out of or in connection with the performance by Contractor or any Subcontractor of the Work to be performed under this Contract to the date of the certification; and (v) certification by an officer of Contractor to the effect that all due and payable bills have been or will be paid from the proceeds of payments received from Owner. If in Owner's reasonable judgment the forms attached hereto as Exhibit F, Exhibit G and Exhibit H are no longer effective under Texas law, then Owner may provide substitute forms to be used in place of such forms (subject to Contractor's approval, not to be unreasonably withheld or delayed) that are effective under Texas law.

          4.9.1 De Minimis Subcontractors. Notwithstanding the provisions of
                -------------------------
Section 4.9 hereof, Contractor shall be excused from providing the documentation set forth in clauses (ii), (iii) and (iv) of Section 4.9 hereof with respect to the work of any Subcontractor providing goods or services having a cost of fifty thousand dollars ($50,000) or less during the term of this Contract, but only to the extent that the aggregate cost of all Work for which Contractor has not provided such lien waivers or releases of liens does not exceed (i) one hundred thousand dollars ($100,000) with respect to any monthly Application for Payment or (ii) one million dollars ($1,000,000) during the term of this Contract.

          4.9.2 Removal of Liens. Prior to payment on any Application for
                ----------------
Payment, any existing claims, liens, security interests or encumbrances (including, without limitation, any claims, liens, security interests or encumbrances resulting from Contractor's excused provision of documentation pursuant to Section 4.9.1 hereof) shall be satisfied or otherwise discharged or secured pursuant to Section 2.37 hereto.

     4.10 Right to Audit .  For any of the Work performed on a cost reimbursable
          --------------
basis, Contractor agrees to maintain adequate books and records concerning this Contract and make such books and records available for inspection and audit by Owner and/or its agents or representatives during the term of this Contract and for three (3) years thereafter. Any overpayment by Owner to Contractor shall be deemed to be a mistake of fact and promptly repaid to Owner.

     4.11 No Payment in Event of Material Breach .  Notwithstanding any other
          --------------------------------------
provision to the contrary contained herein, Owner shall have no obligation to make any payment in addition to amounts previously paid to Contractor at any time Contractor is in material breach of this Contract.

                                   SECTION 5
                  COMPLETION AND ACCEPTANCE OF COKER PROJECT

     5.1 Mechanical Completion.  (a) Mechanical Completion of the Coker Complex
         ---------------------
shall be achieved hereunder if and only if the following have occurred:

     (i) each Process Unit comprising the Coker Complex is Mechanically Complete and has passed the applicable Pre-Commissioning Test for such Process Unit as described in Section 5.1.2 hereof (subject to the qualification set forth in clause (b) of this Section 5.1);

         (ii) Contractor has completed performance of all the Work except (x) Punch List items and (y) items of Work related to Contractor's obligations after Mechanical Completion of the Coker Complex;

         (iii) Contractor, Owner and Independent Engineer have agreed to a Punch List pursuant to Section 5.1.3;

         (iv) Contractor, Owner and Independent Engineer have agreed to the Start-up Protocol pursuant to Section 5.2.1;

         (v) the Coker Complex can be operated safely and meets all requirements in the Turnkey Specifications as necessary to commence Commissioning and Start-up activities;

         (vi) Contractor has delivered to Owner and Independent Engineer a Notice of Mechanical Completion, pursuant to Section 5.1.1 hereof, which notice has been subsequently approved by Owner and Independent Engineer pursuant to Section 5.1.2; and

         (vii) Owner has received the final Operating Manuals and the final Maintenance and Instruction Manuals.

         (b) Notwithstanding clause (a) of this Section 5.1, for purposes of this Contract the actual date of Mechanical Completion shall be determined in accordance with Section 5.1.5(d) hereof.

               5.1.1 Notice of Expected Mechanical Completion Date. Contractor
                     ---------------------------------------------
shall provide Owner and Independent Engineer with at least forty (40) days' prior written notice of the expected date of that the Coker Complex will be Mechanically Complete (which notice may be contained in the Contractor's Monthly Reports to Owner) and shall promptly inform Owner of changes in such expected date.

               5.1.2 Mechanical Completion of each Process Unit. (a) Upon
                     ------------------------------------------
completion of erection of each Process Unit and all Work related thereto, except Punch List items and upon completion of precommissioning Work related to such Process Unit as specified in Schedule 1.5, and provided that all of the above excepted items are mutually agreed to by Contractor, Owner and the Independent Engineer and do not prevent commissioning activities or cause unnecessary operational problems or present safety hazards, Contractor shall give Owner and the Independent Engineer written notice that the Process Unit is Mechanically Complete. As soon as reasonably possible but in no event later than ten (10) days after such notice, Owner and the Independent Engineer shall inspect such Process Unit and shall either (a) notify Contractor that such Process Unit is ready for commencement of Pre-Commissioning Testing or (b) notify Contractor that Owner or Independent Engineer believe that Defects and Deficiencies exist with respect to such Process Unit, in which case Owner or Independent Engineer shall notify Contractor in reasonable detail of the nature of such Defects and Deficiencies within a reasonable time after such notice. Upon completion of correction or repair of every item about which

Owner or the Independent Engineer has notified Contractor, Contractor shall give Owner and the Independent Engineer written notice of such completion, correction or repair, and within ten (10) days after the date of said notice, Owner shall
(a) notify Contractor that such Process Unit is ready for Pre-Commissioning Testing or (b) notify Contractor that Owner or Independent Engineer believes that Defects and Deficiencies still exist with respect to such Process Unit. Such notification procedure shall be repeated until Owner notifies Contractor that such Process Unit is ready for Pre-Commissioning Testing. When a Process Unit or connected group of Process Units (as more particularly described on Schedule 1.7) are ready for Pre-Commissioning Testing, the Contractor shall conduct, in the presence of such Inspectors as Owner and the Independent Engineer shall deem appropriate, Pre-Commissioning Testing for such Process Unit or Process Units.

               5.1.3  Punch List. In determining whether Mechanical Completion
                      ----------
has occurred it is expected that the parties, including the Independent Engineer, will identify items of uncompleted Work and inconsequential Defects and Deficiencies. If, in the reasonable judgment of Owner and the Independent Engineer, such uncompleted Work or Defects or Deficiencies will not adversely affect the safety, reliability or operation of such Process Unit or the Coker Complex as a whole, they may be deemed "Punch List items", and need not be corrected as a condition precedent to Mechanical Completion. All identified Punch List items shall be listed on a punch list (the "Punch List") prepared by Contractor for approval of Owner and the Independent Engineer (which approval shall not be reasonably withheld). Additional Punch List items may be added to the Punch List by Owner or the Independent Engineer, after consultation with the Contractor, from time to time prior to Final Completion (including, without limitation, as contemplated by the second paragraph of Section 5.3 hereof).

               5.1.4  Notice and Report of Mechanical Completion. (a) When
                      ------------------------------------------
Contractor believes that it has satisfied the provisions of Section 5.1 hereof, it shall deliver to Owner, with a copy for Owner's transmittal to the Independent Engineer, a notice thereof (the "Notice of Mechanical Completion"). The Notice of Mechanical Completion shall contain a report of results of the Pre-Commissioning Testing and the proposed Punch List.

         (b) Notwithstanding clause (a) of this Section 5.1.4, Contractor may deliver the Notice of Mechanical Completion prior to Mechanical Completion of the Coker, provided that (i) all other provisions of Section 5.1(a) have been
           --------
satisfied and (ii) Contractor delivers Owner and the Independent Engineer an additional notice when Contractor believes that the Coker is Mechanically Complete (the "Coker Completion Notice").

               5.1.5  Achievement of Mechanical Completion. (a) Owner and the
                      ------------------------------------
Independent Engineer shall within ten (10) days following receipt of the Notice of Mechanical Completion, inspect the Coker Complex and all Work hereunder and, subject to the written approval of the Independent Engineer, Owner shall either
(i) deliver to Contractor a certificate certifying that the requirements under
Section 5.1(a) hereof have been satisfied ("Mechanical Completion Certificate"),
(ii) deliver to Contractor a certificate that all requirements of Section 5.1(a), other than Mechanical Completion of the Coker, have been satisfied ("Provisional Mechanical Completion Certificate"), or (iii) if reasonable cause exists for doing so, notify

Contractor in writing that Mechanical Completion has not been achieved, stating in detail the reasons therefor.

         (b) In the event that Mechanical Completion has not been achieved and Owner has not issued a Provisional Completion Certificate, Contractor shall promptly take such corrective action or perform such additional Work as will achieve Mechanical Completion and shall issue to Owner and the Independent Engineer another Notice of Mechanical Completion pursuant to Section 5.1.4(a) hereof. Such procedure shall be repeated as necessary until Mechanical Completion has been achieved or a Provisional Completion Certificate has been issued.

         (c) In the event Owner issues a Provisional Mechanical Completion Certificate, Owner and the Independent Engineer shall within ten (10) days following receipt of the Coker Completion Notice, inspect the Coker Complex and all Work related thereto and, subject to the written approval of the Independent Engineer, Owner shall either (a) deliver to Contractor a Mechanical Completion Certificate, or (b) if reasonable cause exists for doing so, notify Contractor in writing that Mechanical Completion of the Coker has not been achieved, stating in detail the reasons therefor. In the event that Mechanical Completion of the Coker has not been achieved and Owner has not issued a Mechanical Completion Certificate, Contractor shall promptly take such corrective action or perform such additional Work as will achieve Mechanical Completion of the Coker and shall issue to Owner and the Independent Engineer another Notice of Coker Completion pursuant to Section 5.1.4(b) hereof. Such procedure shall be repeated as necessary until Mechanical Completion has been achieved.

         (d) For all purposes of this Contract, Mechanical Completion shall be deemed to have been achieved:

         (i) on the date on which all the requirements under Section 5.1(a) hereof shall be completed, or

         (ii) on the date of the Provisional Mechanical Completion Certificate if (x) all the requirements under Section 5.1(a) hereof shall have been completed other than Mechanical Completion of the Coker and (y) Mechanical Completion of the Coker is achieved within fourteen (14) days following the date of the Provisional Mechanical Completion Certificate, or

         (iii) on the date that is fourteen (14) days prior to the date that Mechanical Completion of the Coker was achieved if (x) all the requirements under Section 5.1(a) hereof shall have been completed other than Mechanical Completion of the Coker and (y) Mechanical Completion of the Coker is achieved more than fourteen (14) days following the date of the Provisional Mechanical Completion Certificate.

         5.2 Commissioning and Start-up. After the Coker Complex is Mechanically Complete, Owner shall, with the oversight and cooperation of the Contractor and the Independent Engineer, commence Commissioning and Start-up of the Coker Complex. Contractor shall be responsible for monitoring Commissioning and Start-up in order to determine whether such activities are conducted in accordance with this Contract, the Start-up Protocol, the Standards, good operating practices and in conformance with the requirements of the Turnkey Specifications and shall provide immediate oral notice to Owner's Representative and the Independent Engineer, confirmed in writing within five (5) days, if any part of Commissioning or Start-up is not conducted in accordance with such requirements. Contractor shall not have any defense to its liabilities hereunder based on improper procedures or any other occurrences or conditions whatsoever during Commissioning unless notice is timely given as required in the preceding sentence. In addition, Contractor shall have the right to request that Owner, and Owner agrees to, stop any Commissioning or Start-up activities that Contractor reasonably believes will adversely affect the operation of the Coker Complex or achievement of the Guaranteed Values. Owner's failure to comply with such requests or to follow the Start-up Protocol shall entitle Contractor to a claim of Owner-Caused Delay, provided, however, that any delay failure to abide by the Start-up Protocol by
--------  -------
the Contractor shall not entitle the Contractor to any claims for Owner-Caused Delay.

               5.2.1  Start-up Protocol. Ninety (90) days prior to Mechanical
                      -----------------
Completion, Owner shall deliver an initial draft of the Start-up Protocol to Contractor and the Independent Engineer for review. Contractor and Owner shall cooperate to ensure the development of a final Start-up Protocol no later than Mechanical Completion of the Coker Complex.

         5.3   Performance Tests. Once the Coker Complex is properly connected
               -----------------
and integrated with the Refinery, is Mechanically Complete, has successfully completed Commissioning and Start-up in accordance with Section 5.2, has achieved stable operations as described on Schedule 5.3 and is sufficiently complete so that the Coker Project and all Coker Project systems are capable of safe and continuous operation in accordance with this Contract (including the Turnkey Specifications), the Standards, the Performance Test Standards, good operating, testing, and oil refining industry practices, accepted ASME and API standards, any additional requirements of the Project Documents, the Operating Manuals, the Maintenance and Instruction Manuals, and manufacturers' specifications and warranty requirements, as any of the foregoing may be applicable to the Performance Tests, and provided that only inconsequential Defects and Deficiencies exist as to the Work that has been completed, Contractor may begin performance of the Performance Tests. Prior to commencing the Performance Tests, the Contractor may make such adjustments and modifications to the Coker Complex (which shall not be inconsistent with the Turnkey Specifications) as it deems necessary for achievement of the Guaranteed Values. Each Performance Test must be conducted in accordance with the Performance Test Standards. Any Performance Test may be re-performed at any time prior to the Reliability and Capacity Test Buydown Date, provided that (i)
                                                         --------
Contractor has provided Owner and the Independent Engineer notice of such additional Performance Test in accordance with the Performance Test Standards and (ii) any such Performance Test is conducted in accordance with te Performance Test Standards.

     A Performance Test shall be deemed acceptable hereunder if and only if the Guaranteed Emission and Effluent Limits are not exceeded during such test, if all other requirements of a Performance Test are met and if only inconsequential Defects and Deficiencies exist as to Work that has been completed or substantially completed (such items shall become Punch List items pursuant to Section 5.1.3). The Coker Project will be operated throughout each Performance Test for the applicable number of hours and in its normal mode of operation, consisting of the operation of the Coker Project as a whole, including the operation of each Coker Project system concurrently with each other Coker Project system, in accordance with the Performance Test Standards, with all systems operating without over-stressing or over-pressure with normal staffing.

         Contractor shall give Owner and Independent Engineer at least thirty
(30) days' prior written notice of the date on which Contractor intends to commence the Performance Tests, and shall promptly inform Owner of changes in such expected date. Contractor shall also give Owner and the Independent Engineer prior notice of individual Performance Tests as required by the Performance Test Standards. Contractor shall not attempt to perform any Performance Test if Owner gives notice to Contractor of any aspect of the Coker Project which has not been completed by Contractor, the completion of which is required for the safe operation of all or any part of the Coker Project during the Performance Test in accordance with the Performance Test Standards.

         Owner shall provide the required feedstreams for operation of the Coker Complex. Owner shall designate and make available qualified and authorized representatives to observe the Performance Tests and to monitor the taking of measurements to determine the level of achievement of the Guaranteed Values, all in accordance with the Performance Test Standards.

         Representatives of major component Subcontractors, the Independent Engineer and any other parties that Owner and Contractor may reasonably determine should be present shall monitor each Performance Test to assure that warranties of equipment are not adversely affected.

               5.3.1 Capacity Test. For a Performance Test to be a Capacity
                     -------------
Test, such test shall be conducted in accordance with the Performance Test Standards for a Capacity Test, to demonstrate whether during a continuous uninterrupted seventy-two (72) hour period the Guaranteed Capacity has been achieved by the Coker Complex (as further specified in the Performance Test Standards) while not exceeding the Guaranteed Emissions and Effluent Limits.

               5.3.2 Reliability Test. For a Performance Test to be a
                     ----------------
Reliability Test, such test shall be conducted in accordance with the Performance Test Standards for a Reliability Test, to demonstrate that the Guaranteed Reliability has been achieved by the Coker Complex during a period of sixty (60) continuous days (as further specified in the Performance Test Standards) while not exceeding the Guaranteed Emissions and Effluent Limits.

               5.3.3 Disposition of Output. At all times when Contractor desires
                     ---------------------
to conduct Start-up, testing or Performance Tests, or other operations of the Project or Project systems in furtherance of Performance Tests or repair and maintenance, Owner shall, at no expense to Contractor, and in support of the Construction Schedule, arrange for the disposition of the Coker Complex's output of Project Products in such manner as Owner shall determine. At all times any revenues obtained from the Coker Project, whether through the sale of Project Products or otherwise, shall be the property of Owner.

         5.4   Guaranteed Performance Dates. Contractor shall complete the
               ----------------------------
Work and achieve completion dates in accordance with the dates listed below:

               5.4.1 Mechanical Completion. Contractor shall cause Mechanical
                     ---------------------
Completion to occur no later than the Guaranteed Mechanical Completion Date.

               5.4.2 Final Completion. Contractor shall cause Final Completion
                     ----------------
to occur no later than the Guaranteed Final Completion Date.

         5.5   Owner Control of Coker Project .  Owner shall take possession and
               ------------------------------
control of the Coker Complex when it is Mechanically Complete, subject to Contractor's continuing risk of loss as provided in Section 13.4 and Contractor's other liabilities and obligations herein.

               5.5.1 Partial Occupancy. Owner may, but has no obligation to,
                     -----------------
take possession or control of any completed or partially completed portion of the Work when any such portion is Mechanically Complete; provided, that such possession or control is consented to by insurers and authorized by public authorities, if needed, having jurisdiction over the Work. Such partial possession or control shall not alter the parties obligations and rights herein including, without limitation, rights and obligations with respect to completion of the Coker Complex, liquidated damages, payments, security, maintenance, heat, utilities, damage to the Work, insurance and commencement of the warranties provided pursuant to this Contract.

         5.6   Reliability and Capacity Buydown Payments. If the Reliability
               -----------------------------------------
Test performed most recently prior to the Reliability and Capacity Test Buydown Date (or such earlier Reliability Test, as permitted pursuant to the Performance Test Standards) or the Capacity Test performed most recently prior to the Reliability and Capacity Test Buydown Date (or such earlier Capacity Test, as permitted pursuant to the Performance Test Standards) does not achieve the Guaranteed Reliability and Guaranteed Capacity, Reliability and Capacity Buydown Payments shall be made pursuant to Section 6.2 hereof, subject to the limitations of liability in Section 7 hereof.

         5.7   Final Completion. Final Completion of the Coker Project shall be
               ----------------
achieved hereunder if and only if all of the following have occurred:

         (a) Mechanical Completion has been achieved;

         (b) Either (i) a Reliability Test has demonstrated that 100% of the Guaranteed Reliability has been achieved and Guaranteed Capacity has been achieved or (ii) the Contractor has achieved Substantial Reliability and paid all Reliability and Capacity Buydown Payments pursuant to Section 6.2 hereof;

         (c) The Contractor has paid all Late Payments pursuant to Section 6.1.1 hereof;

         (d) All Punch List items have been completed in accordance with this Contract, unless Owner, with the approval of the Independent Engineer, has temporarily waived completion of any Punch List item, in which case Final Completion shall be deemed to have been achieved only after Contractor has reaffirmed in writing its obligation to complete any Punch List item so waived by Owner by a date certain agreed upon in writing between Contractor and Owner, with the approval of the Independent Engineer. If Owner so temporarily waives the completion of any Punch List item, Owner shall be entitled to retain the Letter of Credit (provided that the amount available for a L/C Drawing shall be reduced to an amount equal to two (2) times the value of such item on the Punch List) and shall be entitled, in addition to exercising any other remedies available to it at law or in equity, to draw upon such Letter of Credit in accordance with the provisions of Section 4.5 hereof, in the event such Punch List item is not completed by Contractor by the agreed upon date;

         (e) Contractor has provided Owner with an affidavit certifying Contractor's waiver of all claims already filed and all claims, demands and requests for payment not already noticed to Owner in writing and pending substantially the form attached hereto as Exhibit E;

         (f) Owner has received from Contractor (A) any waivers of liens relating to the Work which were not previously delivered by Contractor under this Contract (provided that Contractor shall have the right to submit a bond or bonds, reasonably satisfactory to Owner, in the amount of any claims that could give rise to such liens if Contractor, despite its best efforts, has been unable to obtain a waiver thereof) and (B) a final certificate of Contractor that all requested waivers of all liens by Contractor, Subcontractors and vendors relating to the Work have been obtained by Contractor (or, where permitted hereunder, that bonds have been obtained in lieu thereof) and delivered to Owner;

         (g) Contractor has assigned or provided Owner with all Warranties to the extent Contractor is obligated to do so pursuant to this Contract, including but not limited to those set forth in Sections 3.6 and 8 hereof;

         (h) Contractor has delivered to Owner a Notice of Final Completion which notice has been subsequently approved by Owner pursuant to Section
     5.7.2 hereof;

         (i) Owner has received from Contractor all permits, licenses, and approvals required to be obtained by Contractor pursuant to Section 2.11 hereof;

         (j) Owner has received all Technical Information, test data, and other technical information required hereunder (other than such data and information that is required to be delivered within thirty (30) days after Final Completion pursuant to Sections 2.34 and 5.7.2 hereof);

         (k) Owner has received all operations, maintenance, and spare parts manuals and instruction books necessary to operate the Facility in a safe, efficient and effective manner and a plan for warranty administration that is satisfactory to Owner, including, without limitation, the Mechanical Catalogs;

         (l) All Start-up spare parts and special tools purchased by Contractor as provided herein have been delivered to Owner;

         (m) All Contractor's and Subcontractors' personnel, supplies, equipment, waste materials, rubbish and temporary facilities have been removed from the Project Site, except as mutually agreed by the parties;

         (n) Owner has received from Contractor all final drawings and specifications with respect to the Coker Complex in accordance with Section 2.29; and

         (o) Contractor has performed all other provisions of and delivered all items required by this Contract in a manner reasonably satisfactory to Owner.

         5.7.1 Notice and Report of Final Completion. When Contractor believes
               -------------------------------------
that it has satisfied the provisions of Section 5.7 hereof, it shall deliver to Owner and the Independent Engineer a written notice thereof (the "Notice of Final Completion"). The Notice of Final Completion shall contain a report with sufficient detail to enable Owner and Independent Engineer to determine the achievement by Contractor of all Work to be performed under this Contract, including the Punch List items, and such other information that Owner or the Independent Engineer may require to determine whether Final Completion has been achieved.

         5.7.2 Achievement of Final Completion. Owner shall, within thirty (30)
               -------------------------------
days following receipt of the Notice of Final Completion, inspect all Work, review the report submitted by Contractor and subject to the written approval of the Independent Engineer either (a) deliver to Contractor a Final Completion Certificate stating that Section 5.7 hereof has been satisfied, or (b) if reasonable cause exists for doing so, notify Contractor in writing that Final Completion has not been achieved, stating in detail the reasons therefor. Notwithstanding the foregoing, Owner shall not be obligated to deliver to Contractor a Final Completion Certificate unless and until Contractor shall have delivered to Owner the Technical Documentation as required by Section 2.34 hereof. In the event that Final Completion has not been achieved, Contractor shall promptly take such action or perform such additional Work as will achieve Final Completion and shall issue to Owner and the Independent Engineer another Notice of Final Completion pursuant to Section 5.7.1 hereof. Such procedure shall be repeated as necessary until Final Completion is achieved. The issuance of the Final Completion Certificate does not relieve Contractor of any liability with respect to the Warranties. For all purposes under this Contract, Final Completion shall be deemed to have been achieved on the date on which the requirements under Section 5.7 hereof were completed and the Final Completion Certificate shall be issued by Owner to Contractor dated as of such date.

         5.7.3 Final Completion Deadline. Contractor shall achieve Final
               -------------------------
Completion by the Guaranteed Final Completion Date. If Final Completion is not achieved by such date, in addition to any other remedies Owner may have hereunder Owner may complete the Punch List items and draw upon the Letter of Credit in accordance with the provisions of Section 4.5 hereof in an amount equal to Owner's actual reasonable direct cost of performing such work


                                   SECTION 6
                           REBATE AND BONUS PAYMENTS

         6.1   Late Payments. (a) Subject to Section 7.1 hereof, for each day
               -------------
Contractor fails to achieve Mechanical Completion by the Guaranteed Mechanical Completion Date, Contractor hereby agrees to pay to Owner, as part of the consideration for awarding this Contract, Late Payments equal to the Rebate Amount for each such day from the Guaranteed Mechanical Completion Date until the Guaranteed Final Completion Date; provided, that there shall be credited against the Rebate Amount for each day, at the time and in the manner provided in Section 6.1.1, an amount equal to the Operating Revenues for such day.

                              (b) Subject to Section 7.1 hereof and without
duplication of payments made under clause (a) of this Section 6.1, for each day Contractor fails to achieve 100% of Guaranteed Reliability after the Guaranteed Mechanical Completion Date, Contractor hereby agrees to pay to Owner, as part of the consideration for awarding this Contract, Late Payments equal to the Rebate Amount for each such day from the Guaranteed Mechanical Completion Date until the Guaranteed Final Completion Date.

         6.1.1 Payment of Late Payments. Owner has the right to invoice
               ------------------------
Contractor for Late Payments once every thirty (30) days. Upon Contractor's receipt from Owner of an invoice for Late Payments, Contractor, within thirty
(30) days of the receipt of said invoice, will pay Owner the amount of the Late Payments due to Owner; provided, however, that with respect to the first such
                       --------  -------
invoice, Contractor shall pay Owner such amounts within five (5) days of receipt of such invoice. Each such invoice shall reflect a credit equal to the Operating Revenue for each day for which a Rebate Amount has previously been paid by Contractor and not previously credited against a prior Rebate Amount and, to the extent based on Owner's preliminary information regarding volumes and prices for the period covered by such invoice Owner determines in good faith that the aggregate Operating Revenue conservatively estimated for such period will exceed the aggregate Rebate Amount for such period, such invoice will reflect a provisional credit for such conservatively estimated Operating Revenue subject to adjustment in subsequent invoices for actual Operating Revenue for such period. If any aggregate amount of Operating Revenue remains uncredited with respect to days for which Rebate Amounts have been paid at such time as Contractor has achieved Mechanical Completion, such remaining aggregate amount may be included in Contractor's next Application for Payment and shall be paid to Contractor in cash within 30 days of approval of such Application for Payment.

         6.1.2 Bonus to Contractor for Early Completion. Subject to Section 7.1
               ----------------------------------------
and the restrictions set forth in the next succeeding sentence, for each day that Contractor achieves Mechanical Completion prior to the Target Mechanical Completion Date, Contractor shall be entitled to receive a bonus payment equal to the Bonus Amount for each such day (the sum of all such Bonus Amounts, the "Early Completion Bonus"); provided that in no event shall the amount of the Early Completion Bonus exceed six million dollars ($6,000,000.00). Contractor's entitlement to an Early Completion Bonus shall be subject to the following restrictions: (i) no Early Completion Bonus shall be paid to Contractor with respect to any period by which the Target Mechanical Completion Date is extended because of one or more Events of Force Majeure, except to the extent Owner, in its reasonable discretion, agrees to bonus provisions as part of any Change Order which may be issued as a result of such Events of Force Majeure; provided, however, that if Contractor achieves Mechanical Completion before the date on which the Target Mechanical Completion Date would have occurred without taking into account any extensions due to Events of Force Majeure, Contractor shall be entitled to an Early Completion Bonus based on the number of days by which the date of achievement of Mechanical Completion preceded the date on which the Target Mechanical Completion Date would have occurred without taking into account any such extensions due to Events of Force Majeure; and (ii) notwithstanding the provisions of the foregoing clause (i), Contractor shall not be entitled to any Early Completion Bonus in the event Contractor incurs any obligation under this Contract to pay Reliability and Capacity Buydown Payments or Late Payments or in the event Contractor otherwise fails to meet its obligations under this Contract to achieve Substantial Reliability or Final Completion. The Early Completion Bonus shall be payable by Owner to Contractor as follows: (x) up to $3,000,000 shall be payable within thirty (30) days following Final Completion and (y) the remainder, if any, of the Early Completion Bonus shall be payable in three (3) equal installments (without interest) on the first, second and third anniversaries of the date of Final Completion, respectively.

         6.2   Reliability and Capacity Buydown Payments. If the Coker Complex
               -----------------------------------------
fails to achieve the Guaranteed Reliability referred to in Sections 6.2.1 hereof during the Reliability Test used to determine Reliability and Capacity Buydown Payments as described in the next succeeding sentence or if the Coker Complex fails to achieve the Guaranteed Capacity referred to in Section 6.2.2 hereof during the Capacity Test used to determine Reliability and Capacity Buydown Payments as described in the second succeeding sentence, Contractor shall pay Owner as rebates and not as penalties the amounts calculated in accordance with the terms set forth in Section 6.2.1 and Section 6.2.2 hereof (the "Reliability and Capacity Buydown Payments"). The Reliability Test used to determine any Reliability and Capacity Buydown Payments shall be such test performed most recently (subject to the qualifications contained in the Performance Test Standards) prior to the Reliability and Capacity Test Buydown Date which was conducted in accordance with the provisions of Section 5 hereof. The Capacity Test used to determine any Reliability and Capacity Buydown Payments shall be such test performed most recently (subject to the qualifications contained in the Performance Test Standards) prior to the Reliability and Capacity Test Buydown Date which was conducted in accordance with the provisions of Section 5 hereof.

               6.2.1 Guaranteed Reliability. Contractor guarantees to Owner
                     ----------------------
that, for the duration of the Reliability Test used to determine Reliability and Capacity Buydown Payments, the Reliability over the period of the Reliability Test will be greater than or equal to the Guaranteed Reliability. If the Reliability is less than the Guaranteed Reliability, then Contractor shall pay Owner as part of the consideration for awarding this Contract a Reliability and Capacity Buydown Payment calculated according to the formula set forth on Table IV-2 of Schedule 5.3. Contractor shall not be entitled to any bonus payment for a Reliability greater than the Guaranteed Reliability.

               6.2.2 Guaranteed Capacity. Contractor guarantees to Owner that,
                     -------------------
for the duration of the Reliability Test used to determine Reliability and Capacity Buydown Payments, the performance over the period of the Capacity Test will be greater than or equal to the Guaranteed Capacity. If the performance is less than the Guaranteed Capacity, then Contractor shall pay Owner as part of the consideration for awarding this Contract a Reliability and Capacity Buydown Payment calculated according to the formula set forth on Annex 5.3.1. to
Schedule 5.3. Contractor shall not be entitled to any bonus payment for performance greater than the Guaranteed Capacity.

               6.2.3 Payments of Reliability and Capacity Buydown Payments.
                     -----------------------------------------------------
Contractor shall pay to Owner all Reliability and Capacity Buydown Payments required under this Section 6.2 on the Reliability and Capacity Test Buydown Date.

         6.3   Rebate Payments Reasonable. Owner and Contractor hereby
               --------------------------
acknowledge and agree that the terms, conditions and amounts fixed pursuant to Sections 6.1 and 6.2 hereof for Late Payments and Reliability and Capacity Buydown Payments are reasonable, considering the actual reduction in the value of the Coker Complex that the parties anticipate Owner may sustain by reason of Contractor's failure (i) to achieve Mechanical Completion by the Guaranteed Mechanical Completion Date, (ii) to achieve the Guaranteed Reliability by the Guaranteed Mechanical Completion Date or (iii) to achieve the Guaranteed Reliability by the Reliability and Capacity Buydown Date, each as applicable. The amounts of these rebates are agreed upon and fixed hereunder by the parties because of the difficulty of ascertaining on the date hereof the exact amount of such reduction in value that will actually be sustained by Owner in the event of any such failure by Contractor, and the parties hereby agree that the rebate amounts specified herein shall be applicable regardless of the amount of such reduction in value actually sustained by Owner.

         6.4   Offset of Rebate Payments. Owner, as an option in its sole
               -------------------------
discretion, may deduct, retain out of or pay to itself from any moneys which may be due to Contractor, or to become due to Contractor, including but not limited to amounts available to be drawn under the Letter of Credit, early completion bonus, or otherwise, the amount of any rebates hereunder, and in the event the amount due Contractor hereunder shall be less than the amount of Late Payments or Reliability and Capacity Buydown Payments payable to Owner, Contractor shall be liable to pay the difference upon demand by Owner.

         6.5   Invalidity of Rebates. If this Section 6 is declared to be
               ---------------------
unenforceable or invalid, in whole or in part for any reason, then Contractor agrees to be liable for any actual damages suffered by Owner for which rebate payments would have been payable, subject (in the case that Substantial Reliability has been achieved) to the limitations of liability provided in
Section 7 hereof.


                                   7 SECTION
                                   LIABILITY

         7.1   Limitation of Liability.
               -----------------------

               7.1.1 Liability for Reliability and Capacity Buydown Payments and
                     -----------------------------------------------------------
Late Payments. Subject in all respects to the limitations set forth in Section
-------------
7.1.2 hereof,

               (a) Contractor's liability for failure to achieve Mechanical Completion by the Guaranteed Mechanical Completion Date or to achieve the Guaranteed Reliability by the Guaranteed Mechanical Completion Date shall be limited solely to the payment of Late Payments; and

               (b) Contractor's liability for (i) failure to achieve the Guaranteed Capacity during the Capacity Test, (ii) failure to achieve the Guaranteed Reliability during the Reliability Test, (iii) failure to achieve the Guaranteed Emissions and Effluent Limits or (iv) failure to achieve any of the Guaranteed Values by the relevant Guaranteed Performance Date shall be limited solely to the payment of Reliability and Capacity Buydown Payments.

Contractor's liability to Owner by reason of (i) Late Payments paid as a result of the events specified in the foregoing clause (a) is cumulatively limited to the Late Payment Limit, and (ii) Reliability and Capacity Buydown Payments paid as a result of the events specified in the foregoing clause (b) is cumulatively limited to the "Buydown Payment Limit; provided that the limitations set forth in this Section 7.1.1 shall not apply until the Contractor has successfully achieved Substantial Reliability. Notwithstanding the foregoing, the following shall not be included for purposes of determining whether the Late Payment Limit or the Buydown Payment Limit limitation on Contractor's liability pursuant to this Section 7.1.1 has been reached: any damages or other amounts covered by any insurance required to be obtained by Contractor or Owner hereunder. Also notwithstanding the foregoing, if Contractor's failure to achieve Substantial Reliability and/or Final Completion results from Contractor's failure to complete the Work sufficiently to allow the Performance Tests to be completed, then Contractor's liability with respect to such failure shall not be limited by either the Late Payment Limit or the Buydown Payment Limit set forth in this
Section 7.1.1.

         7.1.2 Exceptions to Limitation of Liability. The provisions of Section
               -------------------------------------
7.1.1 hereof shall in no event be construed to limit any obligations or liability of Contractor under this Contract (other than as expressly described in Section 7.1.1 hereof), including without limitation: (a) Contractor's obligation to complete the Work as required under this Contract; (b)

Contractor's liability for damages resulting from any Event of Default or breach by Contractor of its other obligations under this Contract (including without limitation any breach or Event of Default arising as a result of Contractor's failure to perform the Work as required hereunder); (c) Contractor's warranty obligations under Sections 3.6 or 8 hereof; (d) Contractor's indemnification obligations; (e) Contractor's obligation to achieve Mechanical Completion by the Guaranteed Mechanical Completion Date; (f) subject to Section 7.1.3 hereof, Contractor's obligation to achieve Final Completion by the Guaranteed Final Completion Date; provided, however, that Contractor's total liability for
                 --------  -------
damages arising under this Contract (individually or in the aggregate, but excluding damages arising out of Contractor's indemnification obligations hereunder) shall be limited to one hundred percent (100%) of the Contract Amount. Notwithstanding the foregoing, any damages or other amounts covered by any insurance required to be obtained by Contractor or Owner hereunder shall not
                                                                       ----- ---
be included for purposes of determining whether the one hundred percent (100%) limitation on Contractor's liability pursuant to this Section 7.1.2 has been reached.

               7.1.3 Payment of Reliability and Capacity Buydown Payments to
                     -------------------------------------------------------
Achieve Final Completion. The parties acknowledge that pursuant to Section
------------------------
5.7(b) hereof, Contractor may achieve Final Completion on the Reliability and Capacity Test Buydown Date notwithstanding Contractor's failure to achieve the Guaranteed Reliability in any Reliability Test; provided that, Contractor (i) pays all Reliability and Capacity Buydown Payments incurred as a result of any such failure and (ii) fulfills all of the other requirements for achievement of Final Completion as set forth in Section 5.7 hereof, as applicable.

         7.2   Offsite and Revamp Work; Integration.
               ------------------------------------

         7.2.1 Offsite and Revamp Work and Integration by Contractor. Contractor
               -----------------------------------------------------
agrees that the Work includes, and Contractor shall bear the risk of, successfully integrating the Coker Complex with the remainder of the Refinery to the extent such Refinery is modified or improved by the Offsite and Revamp Work performed by Contractor under the Interim Reimbursable Contract, complying with the Turnkey Specifications; provided, however, that without limiting the allocation of risk and the obligation of Contractor contained in this Section 7.2.1, nothing contained in this Contract shall be deemed a warranty by the Contractor of any portion of the Refinery other than the Coker Complex. In the event of any defect or deficiency in the Offsite and Revamp Work performed by Contractor under the Interim Reimbursable Contract, Contractor's obligation is to perform all required corrective engineering services at Contractor's sole cost and expense, and Clark R&M is responsible for the costs of any replacement, repair, modification, demolition or reconstruction of such Offsite and Revamp Work.

         7.2.2 Offsite and Revamp Work and Integration by Clark R&M and Owner.
               --------------------------------------------------------------
Each of Owner and Clark R&M shall be and remain responsible for the performance and the Completion Schedule of all work on units, equipment items, and systems which Clark R & M has performed directly or indirectly, and shall bear the risk of successfully integrating the remainder of the Refinery with Coker Complex, in each case to the extent such work on units, equipment items, or systems is performed by Clark R&M or Owner, as the case may be, complying with the Turnkey Specifications, and including any units, equipment items or systems which were not worked on, or otherwise remain unmodified; provided that Contractor shall be solely responsible for, and bear the entire risk of integration with respect to, any Work performed by Contractor under this Contract or under the Interim Reimbursable Contract. Additionally, each of Clark R&M and Owner shall be responsible for the completeness and accuracy of any information supplied to Contractor by Clark R&M or Owner, as the case may be, related to the existing Refinery operations, units, equipment and data.

         7.2.3 Overall Schedule and Completion Schedule. Contractor shall
               ----------------------------------------
identify and notify Owner of (a) the overall schedule for Offsite and Revamp Work to be performed by Contractor to accomplish the integration and (b) the Completion Schedule for units, equipment items, and systems in the remainder of the Refinery for which work is to be performed by Clark R&M , as required for the integration of the remainder of the Refinery with the Coker Complex.

         7.2.4 Limitation on Contractor's Defenses.  Contractor's obligation to
               -----------------------------------
achieve Mechanical Completion by the Guaranteed Mechanical Completion Date, Final Completion by the Guaranteed Final Completion Date, and each of the Guaranteed Values is in no way subject to or conditioned upon completion of the Offsite and Revamp Work performed by the Contractor under the Interim Reimbursable Contract, nor shall any failure of the Offsite and Revamp Work performed by the Contractor under the Interim Reimbursable Contract to meet the specifications set forth on Schedule 7.2 provide Contractor a defense to, or excuse the Contractor from, the payment of Late Payments or Reliability and Capacity Buydown Payments, so long as (a) the Contractor has been engaged by Clark R&M to perform the Offsite and Revamp Work and any corrections thereto pursuant to the Interim Reimbursable Contract (which provides for reimbursements to the Contractor, for performance of the Offsite and Revamp Work and for any correction required thereunder to said Offsite and Revamp Work), and Contractor has been permitted to conduct such Offsite and Revamp Work thereunder at the times contemplated thereunder as Contractor shall deem reasonable and prudent to complete such Offsite and Revamp Work, provided that Owner consents to the performance of such Offsite and Revamp Work (which consent is not to be unreasonably withheld) and (b) Clark R&M completes such other Offsite and Revamp Work in a timely manner in accordance with the Completion Schedule specified by Contractor to Owner and Clark R &M under clause (b) of Section 7.2.3 above (which other Offsite and Revamp Work is not to be performed by Contractor or Contractor's Subcontractors) and in accordance with the requirements as set forth in the specifications in Schedule 7.2 and the Turnkey Specifications applicable to any such process, utility and offsite units and stream interfaces and to any process streams or utilities supplied to the Coker Complex by Owner or Clark R&M, or received from the Coker Complex by Owner or Clark R&M.

         7.3   Waiver of Consequential Damages. Except (i) for Contractor's
               -------------------------------
obligation to make Late Payments and Reliability and Capacity Buydown Payments and (ii) for the obligation of either party to pay incidental damages to the extent expressly described in Section 2.17 or Section 9 hereof, Owner and Contractor waive any rights as against each other for special, indirect, incidental and consequential damages as suffered by either of them including, without limitation, lost profits or revenues, and each party hereby releases the other party from any such liability. Owner's waiver of certain rights as against the Contractor as set forth in this Section 7.3 shall also constitute a waiver of such rights as against Subcontractors.

         7.4   Application of Limitations. The releases, limitations of
               --------------------------
liability, limitations of remedy and benefits of the indemnities expressed in this Contract shall apply regardless of whether the liability, remedy or subject of indemnity arises out of contract, tort (including negligence), strict liability or otherwise, and shall extend to the affiliated companies or entities, shareholders, directors, officers, employees and agents of the party to the benefit of which such provisions operate, and in the case of Owner, to all entities comprising Owner, their respective Affiliates, and the shareholders, directors, officers, employees and agents of any of the foregoing. Notwithstanding the foregoing, the releases, limitations of liability, limitations of remedy and benefits of the indemnities expressed in this Contract shall not apply to matters unrelated to this Contract or outside the scope of Work to be performed hereunder, or to other agreements between or among the parties hereto or any agreements between or among any of the companies that comprise them or the Affiliates, entities, shareholders, directors, officers, employees or agents of any of them.

         7.5   Other Owners. Owner agrees that it will use reasonable efforts to
               ------------
obtain from the Financing Parties their express written agreement to be bound by the releases, limitations of liability and limitations of remedy expressed in this Contract, such that the aggregate of Contractor's liability to Owner and the Financing Parties shall not exceed the limits of liability of Contractor to Owner set forth in this Contract.


                                   8 SECTION
                                  WARRANTIES

         8.1   Warranties and Guarantees. Contractor warrants and guarantees to
               -------------------------
Owner its design and that all equipment, materials and other items furnished under this Contract shall be new and meet a generally accepted standard of quality applicable to the design and engineering of oil refinery installations of similar size, type and design, free from improper workmanship and Defects and Deficiencies and shall conform to the Standards. Contractor agrees during the Warranty Period to correct promptly without additional compensation any Work performed hereunder at any time and from time to time which is Defective or otherwise not in conformance with the Standards. If any machinery, equipment, materials or supplies are replaced during the Warranty Period, then the Warranty Period for such machinery, equipment, materials or supplies shall be deemed extended until one (1) year after date of replacement. Contractor shall bear all costs and expenses (including without limitation labor costs) associated with correcting any warranted Work, including without limitation all necessary disassembly (including without limitation disassembly as required to gain access to the Work subject to the warranty), transportation, reassembly, re-testing, reworking, repair and replacement of such Work as well as all Work incident thereto. Contractor also warrants and guarantees that when complete, the Coker Project shall be free of all Defects and Deficiencies caused by errors and omissions in engineering and design or otherwise. During the Warranty Period, Contractor shall at its own expense correct any such errors and omissions and resulting Defects and Deficiencies in the

Coker Project as soon as reasonably possible after receipt of notice from Owner specifying such Defects and Deficiencies. If any such errors or omissions or resulting Defects and Deficiencies are corrected during the last year of the original Warranty Period relating thereto, the warranty for such corrected work shall be deemed extended until one (1) year after correction. The foregoing warranty and guarantee is included in the Contract Amount.

         8.2   Application of Warranties. During the applicable Warranty
               -------------------------
Periods, if the Work is Defective or becomes Defective and Defects and Deficiencies do not arise out of any wrongful acts or omissions of Owner (except for actions of Owner prior to Final Completion for which Contractor retains responsibility pursuant to Section 10.1) or contractors of Owner, an Event of Force Majeure, improper operation or maintenance, misuse, abuse by third parties or other circumstances beyond Contractor's reasonable control, and provided that Owner gives Contractor notice of the Defects and Deficiencies either (i) during the applicable Warranty Period or (ii) with respect to any Defects and Deficiencies with respect to which the Warranty Period is one (1) year, provided Owner demonstrates that such Defects and Deficiencies were discovered during the final forty-five (45) days of such Warranty Period, on or before the forty-fifth
(45th) day following the end of such Warranty Period, then Contractor will promptly cure the Defects and Deficiencies. If Contractor does not commence to cure the Defect and Deficiency (which commencement may include, without limitation, the ordering of the materials or equipment necessary to effect such cure) promptly but in any event within thirty (30) days after receipt of written notice from Owner, Owner may take remedial steps to cure the Defects and Deficiencies and Contractor will be liable to Owner for the actual, direct cost of Owner's remedial action. Owner, at Owner's option, may charge such cost against any monies owed to Contractor.

         8.3   Standards for Warranty Work. All work performed pursuant to
               ---------------------------
Warranties shall be performed subject to the same terms and conditions under this Contract as the original Work (or Outside Contractor Work, as applicable) with respect to which such warranty work is being performed.

         8.4   Root Cause Clearance. If a particular Work item pursuant to the
               --------------------
Contractor's warranties above is repaired, replaced or renewed one time and becomes Defective again during the applicable warranty period, then Contractor agrees that it will undertake a technical analysis of the problem and clear the "root cause" problem.

         8.5   Limitation of Warranties. THE FOREGOING EXPRESS WARRANTIES ARE
               ------------------------
EXCLUSIVE AND ALL OTHER WARRANTIES (OTHER THAN WARRANTIES OF TITLE), INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY DISCLAIMED.

                                   SECTION 9
                         INSURANCE AND INDEMNIFICATION

          9.1 Insurance Requirements.  Each party hereto shall provide and
              ----------------------
maintain in force the applicable insurance coverages as are set forth in
Schedule 9.1; provided, that Contractor need not have such insurance in place prior to the date that the conditions in Section 16.16(b) are fulfilled (or such earlier date to which the parties hereto mutually agree). The cost of all insurance to be maintained by Contractor is included in the Contract Amount.

              9.1.1 Waiver of Claims. If and to the extent any loss or damage is
                    ----------------
covered by the insurance described on Schedule 9.1, Contractor and Owner hereby waive (in addition to any waivers related to loss of or damage to the Coker Project set forth in Section 13.5 hereof) claims for recovery from the other for such loss or damage to the extent of the proceeds actually recovered under such insurance and applicable to such loss or damage.

          9.2 General Indemnification.  (a) Contractor, to the maximum extent
              -----------------------
permitted by law, agrees to and shall defend, protect, indemnify and hold harmless the Owner Parties from and against any Damages which may be incurred by or assessed against any Owner Party on account of:

          (i) any personal injury, disease or death of any person(s), damage to or loss of any property caused by, arising prior to Mechanical Completion and out of or in any way connected with the performance of the Work, including without limitation Damages caused by or attributable to (A) the sole negligence of Contractor, its Subcontractors, invitees or suppliers (including without limitation the respective employees or agents of the foregoing; (B) the concurrent or contributory negligence of any Owner Party, Contractor, its Subcontractors, invitees or suppliers, or third parties (including without limitation the respective employees or agents of the foregoing); or (C) where liability with or without fault is strictly imposed upon Contractor, either solely, jointly or concurrently, by operation of law; or (D) where liability with or without fault is strictly imposed upon any Owner Party, jointly or concurrently, by operation of law; or

          (ii) any breach of any representation, warranty or covenant of Contractor contained herein, including without limitation, Damages incurred by any Owner Party due to Contractor's failure to fully comply with the insurance requirements set forth in Schedule 9.1.

          It is the express intention of the parties to the Contract that the indemnity obligations of Contractor are without regard to whether the negligence, gross negligence, fault or strict liability of an Owner Party is a concurrent or contributory factor of the occurrence or occurrences in question, and such indemnity obligations of Contractor are intended to protect the Owner Parties against the consequences of their own joint, concurrent or contributory negligence, gross negligence, fault or strict liability. Owner expressly reserves the right to participate in its defense with counsel of its own choosing. Contractor's indemnity obligations shall survive the expiration, termination or nonrenewal of the Contract.

          Contractor's indemnity obligations shall not limit and shall not be limited by the insurance coverages (including without limitation Owner's additional insured status) set forth in Schedule 9.1.

          (b) Owner and Contractor, to the maximum extent permitted by law, agree to and shall defend, protect, indemnify and hold harmless the Contractor Parties (in the case of Owner) and the Owner Parties (in the case of the Contractor) (collectively, the "Other Parties") from and against any Damages which may be incurred by or assessed against any Other Party on account of any personal injury, disease or death of any person(s), damage to or loss of any property caused by, arising after Mechanical Completion and out of or in any way connected with or incident to the performance of this Contract.

              9.2.1 Indemnification for Violation of Laws. (a) Contractor shall
                    -------------------------------------
defend, protect, indemnify and hold harmless the Owner Parties from and against Damages arising prior to Mechanical Completion and out of, resulting from or otherwise connected with any failure by Contractor to comply with or violation of Contractor of any Federal, State, County or municipal laws, rules, regulations, orders or ordinances, including without limitation, all Federal, State and local environmental, health and safety laws, rules and regulations, which may otherwise be applicable to or imposed in connection with the performance of the Work, without regard to whether Contractor may be negligent in the performance of the Work, without regard to whether Contractor's actions may have resulted in strict liability imposed by operation of law, and regardless of the concurrent or contributory negligence of any Owner Party. Contractor shall further protect, defend, indemnify and hold harmless the Owner Parties from and against any Damages arising out of or resulting from Contractor's failure to comply with applicable health and safety procedures of Owner.

          (b) Owner and Contractor each shall defend, protect, indemnify and hold harmless the Other Parties from and against Damages arising after Mechanical Completion and out of, resulting from or otherwise connected with any failure by such party to comply with or violation of such party of any Federal, State, County or municipal laws, rules, regulations, orders or ordinances, including without limitation, all Federal, State and local environmental, health and safety laws, rules and regulations, which may otherwise be applicable to or imposed in connection with the performance of the Work except to the extent that such failure or violation is caused by the fault or negligence of the Other Party.

              9.2.2 Indemnification for Intellectual Property.  Contractor shall
                    -----------------------------------------
defend, protect, indemnify and hold harmless the Owner Parties against claimed or actual infringement or contributory infringement of any patent, or infringement of any copyright or trademark, or public disclosure of any trade secret or proprietary information owned by or otherwise licensed to Owner (including without limitation expenses, costs or attorney's fees incurred for any Owner Party's primary defense of or enforcement of its indemnification rights), arising out of or in connection with the performance of this Contract prior to Mechanical Completion or the use of the materials or equipment furnished by Contractor for or in connection with the Work.

          9.2.3 Indemnification for Hazardous Waste. (a) Owner shall indemnify,
                -----------------------------------
defend, and save harmless Contractor from and against any and all Liabilities to the extent arising out of or in connection with any Hazardous Waste on or under the Project Site on or prior to the Site Work Commencement Date, or brought or created on such site by Owner after such date except with respect to and to the extent that Contractor is in violation of the terms of Section 2.17 hereof regarding such Hazardous Waste.

          (b) Contractor shall indemnify, defend and save harmless Owner from and against any and all Liabilities to the extent arising out of or in connection with any Hazardous Waste brought or created on the Project Site by Contractor after the Site Work Commencement Date.

          9.2.4 Indemnification for Liens and Other Encumbrances. Contractor
                ------------------------------------------------
shall defend, protect, indemnify and hold harmless the Owner Parties against all liens, claims and demands (including without limitation expenses, costs or attorney's fees incurred for any Owner Party's primary defense of or enforcement of its indemnification rights) which arise in connection with the Work or materials supplied by Contractor and, upon request by Owner, Contractor shall furnish Owner with any affidavits, receipts, waivers, releases, statements or other evidence that Owner may request to satisfy itself that all such claims, liens or demands have been paid and discharged.

          9.2.5 Indemnification Procedure. Promptly after the receipt by any
                -------------------------
Owner Party or Contractor Party (the "Indemnified Party") of any claim or notice of the commencement of any action, administrative or legal proceeding to which the indemnity obligations of Contractor or Owner, as the case may be (the "Indemnifying Party"), under this Contract may apply, the Indemnified Party shall notify the Indemnifying Party of that fact. The Indemnifying Party shall assume on behalf of the Indemnified Party and conduct with due diligence and in good faith the defense thereof with counsel reasonably satisfactory to the Indemnified Party; provided, that the Indemnified Party shall have the right to be represented therein by advisory counsel of its own selection and at its own expense; and provided further that the defendants in any such action include both the Indemnifying Party and the Indemnified Party. If the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to, or inconsistent with, those available to the Indemnifying Party, the Indemnified Party shall have the right to select separate counsel to participate in the defense of such action on its own behalf at the Indemnifying Party's expense. In the event the Indemnifying Party fails to defend any claim, suit, proceeding, action or investigation as to which an indemnity might be provided herein, then the Indemnified Party may, at the Indemnifying Party's expense, contest or settle such matter without the Indemnifying Party's consent. All costs, payments, losses, damages and expenses incurred in connection with such contest, payment or settlement shall be to the Indemnifying Party's account and, in the event Contractor is the Indemnifying Party, may be deducted with interest from any amounts due to the Contractor. The Indemnifying Party shall not settle any such action or claim without consent of the Indemnified Party.

          9.3 Application of Indemnity.   Whenever this Contract calls for
              ------------------------
Indemnifying Party to indemnify the Indemnified Party, said indemnification(s) pursuant to this Contract shall fully apply to the Indemnified Party, its partners and any partners comprising the Indemnified Party, and the Financing Parties (if Owner is the Indemnified Party) and each of their subsidiaries and Affiliates, and the directors, shareholders, officers, partners, employees and representatives of each of them, and their respective successors and assigns. The Indemnifying Party's aforesaid indemnity is for the benefit of said parties and shall not inure to the benefit of any other party.

          9.4 Survival.   The provisions of this Section 9 shall survive Final
              --------
Completion and the termination of this Contract.


                                  SECTION 10
                              CONTROL OF THE WORK

          10.1 Control of the Work.   Contractor shall turn control of the Coker
               -------------------
Project over to Owner when the Coker Complex is Mechanically Complete; provided, however, that until Final Completion, Contractor shall have the right to exercise such supervision and control as shall be necessary to permit performance of Contractor's obligations hereunder, it being an express condition of this Contract that (i) no act or omission by Owner shall relieve Contractor of any such obligations and (ii) Contractor retains responsibility for coordination of Owner-conducted activity and any other responsibility therefore provided for in this Contract; provided, that Owner shall cooperate with Contractor with respect to Contractor's coordination of such activity.

              10.1.1 Supervision and Construction Procedures. Contractor shall
                     ---------------------------------------
direct the prosecution of the Work. It is Contractor's responsibility to control the performance, means, methods, techniques, sequences and procedures for the Work, and coordinate all portions of the Work under this Contract.

              10.1.2 Owner Not Responsible. Owner will not be responsible for
                     ---------------------
Contractor's means, methods, techniques, sequences or procedures of any of the Work, or the safety precautions and programs incident thereto, and Owner will not be responsible for Contractor's failure to perform or furnish the Work in accordance with this Contract except to the extent such failure results from responsibilities or negligence of Owner under this Contract or of third parties under the control of Owner or for whom Owner is responsible.

              10.1.3 Contractor Not Relieved. Contractor shall not be relieved
                     -----------------------
of its obligations to perform the Work in accordance with this Contract by permitted activities or by duties of Owner in the administration of this Contract.

              10.1.4 Responsibility for Subcontractors. Contractor shall be
                     ---------------------------------
responsible for all acts and omissions of the Subcontractors performing or furnishing any of the Work, just as Contractor is responsible for Contractor's own acts and omissions.

              10.1.5 Contractor's Inspections. Contractor shall be responsible
                     ------------------------
for inspection of portions of the Work already performed under this Contract to determine that such portions are in proper condition to be subject to subsequent Work.

          10.2 Owner's Right to Do Work.  Owner has the right to perform work
               ------------------------
relating to the Coker Project with Owner's own work forces, and such work shall be performed to minimize any interference with or interruptions in Contractor's Work. Contractor will coordinate the sequence of such work and Owner will cooperate therewith.

          10.3 Interrelation of Documents: Errors.  This Contract, Contractor
               ----------------------------------
drawings or specifications, and Technical Information and all reference standards cited are essential parts of this Contract requirements. A requirement occurring in one is as binding as though occurring in all. They are intended to be complementary and to describe and provide for complete Work. In the event Contractor discovers any apparent error or discrepancy of a material nature, it shall promptly notify Owner and the Independent Engineer for Owner's interpretation. Failure of Contractor to so notify Owner of errors or discrepancy will constitute a waiver of any claim arising therefrom. No conflict between the terms of such documents shall operate to relieve Contractor from any obligation contained in any such document.

          10.4 Cooperation.  Contractor shall cooperate with Owner, the
               -----------
Independent Engineer, and Reviewers, and with other third-party inspectors, including environmental inspectors, provided such cooperation does not interfere with Contractor's performance of the Work.

          10.5 Dependence on Work of Owner or Others.  If part of Contractor's
               -------------------------------------
Work depends upon construction operations by Owner or a separate contractor, Contractor shall, prior to prosecution of that portion of the Work, promptly report to Owner any discrepancies or Defects and Deficiencies that Contractor discovers in such other construction that would render it unsuitable for such proper performance of the Work. Failure of Contractor to report such discoveries to Owner shall constitute a waiver of any claim against Owner arising therefrom.

          10.6 Inspector's Authority.  Inspectors employed by Owner or the
               ---------------------
Independent Engineer shall be authorized to inspect all Work done and all materials furnished; provided, that such inspections shall not interfere with or interrupt the performance of the Work and are subject to proprietary and safety restrictions. Such inspection may extend to any or all parts of the Work and to the design, preparation, fabrication or manufacture of the equipment and materials to be used. Inspectors are not authorized to revoke, alter or waive any provision of this Contract. Inspectors are not authorized to issue instructions contrary to this Contract or to act as foremen for Contractor. Inspectors employed by Owner or the Independent Engineer are authorized to notify Contractor or its representatives of any failure of the Work or equipment or materials to conform to the requirements of this Contract.

              10.6.1 Access to Owner and Independent Engineer. Each portion of
                     ----------------------------------------
the Work shall be subject to inspection by Owner and the Independent Engineer at any stage of the Work. Owner shall be allowed reasonable access to all parts of the Work subject to proprietary and safety restrictions and shall be furnished with such information and assistance by Contractor as is required to make a complete and detailed inspection; provided, that neither Owner nor the Independent Engineer shall interfere with the Work.

              10.6.2 Uncovering Of Work. If Owner or Independent Engineer
                     ------------------
requests upon reasonable notice and for good cause, Contractor, at any time before Final Completion, shall remove or uncover portions of the finished Work. After examination, Contractor shall restore said portions of the Work to the standard required by this Contract. Should the Work so exposed or examined not be in compliance with this Contract, the expense of uncovering and replacing the covering, or making good on the parts removed will be at Contractor's expense. If such uncovering and subsequent inspection shall reveal that the Work complies with this Contract, a Change Order under Section 12 hereof shall be issued by Owner to Contractor.

          10.7 Labor Disputes.  Whenever Contractor has knowledge that any
               --------------
actual or potential labor dispute is materially delaying or threatening to materially delay its performance on the Coker Project, Contractor shall promptly give written notice thereof, including all relevant information with respect thereto, to Owner and the Independent Engineer. Contractor agrees to use reasonable efforts to insert the substance of this clause in any Subcontractor agreement and shall obtain such clause, if practicable, in such agreements regarding Major Portions of the Work.


                                  SECTION 11
                              CLAIMS AND DISPUTES

          11.1 Procedures for Claims and Disputes.  Except as otherwise
               ----------------------------------
specifically provided herein, any claims by Contractor against Owner that arise out of, effect, or relate to this Contract, including without limitation the Project Variables, must be filed by giving Owner thirty (30) days written notice with a detailed description and breakdown of the claim attaching all necessary documentation to substantiate the claim. In any notice based upon an Event of Force Majeure or Owner-Caused Delay, such documentation must include an updated Critical Path method chart (or other if agreed by Owner) identical in format to that supplied with the monthly report. The updated chart will show the effects of the Event of Force Majeure or Owner-Caused Delay on the Critical Path of the Work. Such notice is for the purposes of (a) affording an opportunity to Owner to cancel promptly such order, direction or requirement; (b) affording an opportunity to Owner to keep an accurate record of the materials, labor and other items involved; and (c) affording an opportunity to Owner to take such action as it may deem advisable in light of the Contractor's claims. Accordingly, the failure of the Contractor within such thirty (30) days to serve notice shall be deemed to be a conclusive and binding waiver by the Contractor of all claims or damages by reason thereof.

          Such written notice, in order for it to be valid under this Contract, must specifically state that it constitutes a notice of claim and describe, as fully as practical at the time, (1) all reasonably available details, if any, concerning the claim, (2) the expected impact of the claim on the prosecution of the Work and its Critical Path, and (3) the expected effect, if any, on

Project Variables. Such notice will be updated continually by a method mutually agreed to at the time so as to keep all parties updated as to items (1) through
(3) above until the claim is resolved.

          Owner shall review the claim and take one of the following actions within sixty (60) days of receipt of proper notice of claim from Contractor:

          (a) Request additional information or supporting data;

          (b) Reject the claim or dispute in whole or in part, stating the reasons for the rejection;

          (c) Approve the claim or dispute;

          (d) Request a meeting; or

          (e) Suggest a compromise.

          If the claim is rejected by Owner, or the claim is not resolved within one hundred twenty (120) days from receipt thereof, then Contractor and Owner agree to first endeavor to settle the dispute in an amicable manner by executive-level submission pursuant to Section 11.2 hereof before having recourse to arbitration or a judicial forum pursuant to Section 11.3 and 16.2 hereof.

          In any notice of claim based on any Event of Force Majeure or Owner-Caused Delay, Contractor shall state what delay if any will be required and shall certify to Owner as a condition for an adjustment to Project Variables:

          (a) That the Event of Force Majeure or Owner-Caused Delay has affected (or may affect) Contractor's Critical Path and will or may delay the achievement of Mechanical Completion past the Guaranteed Mechanical Completion Date or Final Completion beyond the Guaranteed Final Completion Date;

          (b) That Contractor did not cause the Event of Force Majeure or Owner-Caused Delay;

          (c) That the Event of Force Majeure or Owner-Caused Delay could not have been reasonably prevented or the effects thereof could not have reasonably been mitigated in accordance with generally accepted industry standards; an d

          (d) That Contractor has used its best efforts to remedy its inability to perform because of the Event of Force Majeure or Owner-Caused Delay.

          11.2 Executive-Level Submission.
               --------------------------

               (a) All controversies and disputes and any claims which are not resolved in accordance with Section 11.1 hereof shall be referred to a meeting between the Contractor's Representative and the Owner's Representative.

               (b) If the matter is not resolved at the meeting referred to in clause (a) above or any adjournment thereof, either party may, after the date of such meeting or adjourned meeting, request that the matter be presented to the management of the Contractor and Owner for resolution. If either Party makes such a request, management representatives of Owner and the Contractor shall meet within ten (10) business days following such request.

               (c) If the matter is not resolved within twenty (20) business days after the meeting held pursuant to the provisions of clause (b) above, either party is then free to initiate proceedings with respect to the matter in an arbitration or in a judicial forum pursuant to Section 11.3 and 16.2 hereof.

          11.3 Arbitration/Judicial Forum.  If any controversy, dispute or claim
               --------------------------
between Contractor and Owner is not resolved in accordance with Sections 11.1 or
11.2 hereof then:

               (a) Any matter(s) involving aggregate claims for three million dollars ($3,000,000) or less shall be decided by arbitration in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association then obtaining unless the parties mutually agree otherwise; provided, that the parties shall be entitled to such discovery as may be determined by the arbitration panel. The arbitration shall be held in Houston, Texas and any arbitration demand must be filed with the American Arbitration Association office in, or located closest to Houston, Texas.

              (b) Any matter(s) involving aggregate claims in excess of three million dollars ($3,000,000) shall be resolved in a judicial forum in accordance with Section 16.2 hereof.

          11.4 Pending Resolution of Disputes and Claims.   Pending final
               -----------------------------------------
resolution of any claim or dispute, pursuant to any of Sections 11.1, 11.2, or
11.3 hereof and subject to the provisions of 12.4.4 and 12.7 hereof, Contractor will proceed diligently with the prosecution and performance of the Work under this Contract, including the Work involved in the claim or any other disputed Work, provided, that Owner has paid Contractor all undisputed amounts that are due and payable under this Contract without derogating from any rights of set-off or to draw under the Letter of Credit that Owner may have under this Contract.

          11.5 Resolution of Claims.  Upon reaching a final resolution pursuant
               --------------------
to Sections 11.1 through 11.3 above, if necessary such resolution shall be effected by the issuance of a Change Order. Resolution of claims under Sections
11.1 through 11.4, above shall be final and binding. Contractor shall not request, or be entitled to further relief of such claims.

          11.6 Force Majeure.  Either party may file a claim for excusable
               -------------
failure or delay with respect to any obligation under this Contract, except any obligation to make payments when due. Excusable delay will be allowed if and to the extent that any of the following Events of Force Majeure are beyond the reasonable control of the affected person and such affected person has been unable to overcome the consequences of such Event of Force Majeure by the exercise of reasonable commercial efforts, which may include the expenditure of funds, and has given the other party notice within ten (10) days of its knowledge of the act or event giving rise to such Event of Force Majeure:

          (a) Acts of God, epidemic, earthquake, landslide, lightning, fire, explosion, accident, tornado, drought, blight, famine, flood, hurricane, or other extraordinary weather conditions more severe than those experienced at any time in the last thirty (30) years for the geographic area of the Coker Project for which weather data is recorded;

          (b) Acts of a public enemy, war (declared or undeclared), blockade, insurrection, riot or civil disturbance, sabotage, quarantine, or any exercise of the power of eminent domain, police power, condemnation or other taking by or on behalf of any public, quasi-public or private entity;

          (c) (i) The order, judgment or other act of any federal, state or local court, administrative agency, governmental body or authority; (ii) with respect to Contractor, the suspension, termination, interruption, denial or failure of or delay in renewal or issuance of any Applicable Permit required by this Contract to be obtained by Owner; or (iii) a Change in Law; provided that no such order, judgment, act, event or change is the result of the wrongful or negligent action or inaction of or breach of this Contract by the party relying thereon and provided, further that neither the contesting in good faith of any such order, judgment, act, event or change nor the reasonable failure to so contest shall, in and of itself, be construed as a wrongful or negligent action or inaction of such party;

          (d) Strikes, boycotts or lockouts, except any such strike, boycott or lockout that is not national or industry-wide that involves the employees of Contractor, or the employees of a Subcontractor; or

          (e) A partial or entire delay or failure of utilities.

Events or Force Majeure include the failure of a Subcontractor to furnish labor, services, materials, or equipment in accordance with its contractual obligations, provided such failure is itself due to an Event of Force Majeure (as defined herein).

          Notwithstanding the foregoing, Contractor shall not be entitled to relief under this Section 11.6 to the extent any event otherwise constituting an Event of Force Majeure results from the negligence or fault of Contractor or any Subcontractor, and Owner shall not be entitled to relief under this Section 11.6 to the extent any event otherwise constituting an Event of Force Majeure results from the negligence or fault of Owner.

          11.7 Owner-Caused Delay.  "Owner-Caused Delay" shall mean (i) a
               ------------------
suspension of the Work pursuant to Section 14.4 hereof, (ii) a change, materially adversely affecting Contractor, of any Project Document or Financing Document, or (iii) except to the extent resulting from Contractor's or any Subcontractor's fault, negligence or failure to perform under this Contract in accordance with its terms, any interruption or delay of, or other adverse effect on, the Work hereunder, during which Contractor is and continues to be willing and able to perform, due to an act or omission by any of the Owner Group (other than any such act or omission in accordance with Contractor's or a Subcontractor's instruction), a failure of any of the Owner Group to perform its obligations under this Contract in a timely fashion or an error, omission, change or defect in its performance of such obligations, provided that
                                                         --------
Contractor has given Owner and the Independent Engineer notice of the act or omission giving rise to such claim of Owner-Caused Delay within ten (10) days of first learning of such act or omission. As used in this Section 11.7, the "Owner Group" means any of Owner, Independent Engineer and any Financing Party, or any of their agents, employees, contractors or subcontractors (other than Contractor and its Subcontractors). If, in the opinion of Contractor, Contractor is entitled to a claim hereunder, such claim shall be submitted by Contractor to Owner in accordance with Section 11.1 hereof and shall be resolved in accordance with and pursuant to the procedures set forth in Sections 11.1 through 11.5 hereof.

          Contractor and Owner waive their respective rights, if any, to rely on Sections 2-614 or 2-615 of the New York Uniform Commercial Code as an excuse for non-performance.

          11.8 Application of Relief.  An Event of Force Majeure under Section
               ---------------------
11.6 and Owner-Caused Delay under Section 11.7 hereof will, in addition to any excuse provided under such Sections, be compensated for exclusively with a Change Order as provided by Section 12.3 hereof which Change Order shall provide only for (a) an increase in the Contract Amount determined in accordance with
Section 12.4.4 hereof, but only in the event Contractor incurs additional out-of-pocket costs as a result of the occurrence of one or more Events of Force Majeure or Owner-Caused Delay and provided that Contractor shall not be compensated (pursuant to a change in Contract Amount or otherwise) for the amount, not to exceed two hundred fifty thousand dollars ($250,000), of Contractors' standby costs (which costs include Contractor's daily standby costs for manual labor and non-manual labor (including show-up time) and rental equipment) incurred as a result of the first fifteen (15) days affected by all such claims of relief due to Events of Force Majeure, and/or (b) subject to
Section 11.8.3 hereof an extension of the Guaranteed Performance Dates, and/or a change in the Construction Schedule and/or the Payment Schedule and/or (c) a change in the Guaranteed Values (except as set forth in Section 11.8.1 hereof); provided, that in the event such mitigation may be achieved by more than one combination of the foregoing Project Variables, Owner shall have the right to determine which combination of changes in such Project Variables shall be utilized in achieving such mitigation. The parties hereto acknowledge that Owner intends to authorize a change in the Guaranteed Values hereunder only as a last resort and only if no other combination of changes in the Project Variables provides such mitigation. Contractor shall use its best efforts to cooperate with Owner in this regard.

              11.8.1 Limited Relief With Respect to Guaranteed Emissions and
                     -------------------------------------------------------
Effluent Limits. Notwithstanding the foregoing provisions of Section 11.8
---------------
hereof, Contractor shall not be entitled to any relief with respect to its obligation to achieve the Guaranteed Emissions and Effluent Limits except to the extent (i) Contractor's entitlement to relief results from Owner-Caused Delay or
(ii) Owner obtains relief with respect to the matter giving rise to Contractor's inability to achieve the Guaranteed Emissions and Effluent Limits, and Owner, in turn, is reasonably able to grant such relief to Contractor (and Owner agrees to use reasonable efforts to obtain such relief) or (iii) Contractor's inability to achieve the Guaranteed Emissions and Effluent Limits results from a Change Order initiated by Owner (and as to which Contractor advised Owner in writing prior to commencing the Work authorized by such Change Order that the likely effect of such Change Order would be to cause the Contractor to be unable to achieve the Guaranteed Emissions and Effluent Limits).

              11.8.2 Contractor's Claim for Delay for Failure to Review and
                     ------------------------------------------------------
Comment. If Owner fails to review and comment, or delays in its review and
-------
comment, Contractor shall not be entitled to claim that it was delayed unless Contractor (i) notifies Owner in writing of the required time for such review and comment when requesting the same and (ii) provides written notice of such delay within ten (10) days after such delay occurs.

              11.8.3 Extension of Time. The delay or non-performance by
                     -----------------
Contractor of the Work, including non-achievement of Mechanical Completion by the Guaranteed Mechanical Completion Date, or the non-achievement of Final Completion by the Guaranteed Final Completion Date or the achievement of any of the Guaranteed Performance Dates shall not in any way be excused except by an Event of Force Majeure or an Owner-Caused Delay and then only if the cause of the claimed delay or non-performance was beyond Contractor's reasonable control. No claim for any extension of time shall be issued unless the Event of Force Majeure or Owner-Caused Delay giving rise to the claim for extension shall have adversely affected Contractor's Critical Path and any extension so granted shall be of no longer duration than is necessary to mitigate such adverse effect.

          Contractor shall not be entitled to receive a separate extension of time for each of several causes of delay operating concurrently, but, if at all, only for the actual period of delay in completion of the Work irrespective of the number of causes contributing to produce such delay; provided, however,
                                                         --------  -------
that no claim by Owner of concurrent causes of delay shall be effective unless Owner shall have given Contractor written notice of such claim within thirty
(30) days after Owner knows that such causes are continuing concurrently. If one of several causes of delay operating concurrently results from any act, fault or omission of the Contractor or of its Subcontractors, and would of itself, irrespective of the concurrent causes, have delayed the Work, no extension of time will be allowed for the period of delay resulting from such act, fault or omission; provided, however, that no claim by Owner that one of several causes
                    -------
of delay operating concurrently resulted from any act, fault or omission of Contractor or of its Subcontractors shall be effective unless Owner shall have given Contractor written notice of such claim within thirty (30) days after Owner knows of such act, fault or omission. No liability of Contractor which arose before the occurrence of the Event of Force Majeure or Owner-Caused Delay shall be excused as a result of the occurrence of the Event of Force Majeure or

Owner-Caused Delay except to the extent affected by such subsequent Event of Force Majeure or Owner-Caused Delay. Contractor's cause for delay must arise after the execution of this Contract.

          11.9 Non-Performing Party.  The excuse of performance shall be of no
               --------------------
greater scope and of no longer duration than is reasonably required because of an Event of Force Majeure or Owner-Caused Delay and only permissible if the non-performing party has been necessarily delayed. The non-performing party shall exercise all reasonable efforts to mitigate or limit damages to the other party. The non-performing party shall use its best efforts to continue to perform its obligations hereunder and to correct or cure the event or condition excusing performance.

          11.10 Owner's Excuse for Non-Performance.  The non-performance by
                ----------------------------------
Owner of its obligations in this Contract shall not be excused except by reason of an Event of Force Majeure. The allowable excuses for non-performance by Owner can only be an excuse if Owner, within thirty (30) days after the initial occurrence of the event relied upon for non-performance, notifies Contractor in writing, describing the event and its effects on Owner and the suspension of performance is of a duration no longer than is required by the event. If Owner fails to notify Contractor, then Owner waives any right to claim excuse for non-performance. Furthermore, an excuse for non-performance by Owner shall not be valid if (a) the event causing the excuse could have been reasonably prevented by Owner or the effects thereof could have been reasonably mitigated in accordance with generally accepted industry standards, or (b) if Owner has failed to use its efforts to remedy its inability to perform because of the event.

          11.11 Contractor Not Excused.   In no event shall an Event of Force
                ----------------------
Majeure excuse Contractor from achieving Final Completion by the date that is one hundred and eighty (180) days after the Guaranteed Final Completion Date; provided that Contractor's excused delay for any single Event of Force Majeure shall not exceed ninety (90) days.

          11.12 No Excuse for Payment of Money.   Notwithstanding the
                ------------------------------
foregoing, the occurrence of an Event of Force Majeure shall not constitute an excuse to either party's obligations hereunder for the payment of monies to the other party, except to the extent the occurrence thereof results in an adjustment of the amount or time for performance of such obligations as a result of an adjustment to the Project Variables; provided that in no event shall this
Section 11.12 limit Owner's right pursuant to Section 4.4.2 hereof to withhold payment with respect to any Work not yet performed.


                                  SECTION 12
                                CHANGES IN WORK

          12.1 Owner-Initiated Changes in Work.  (a) Owner shall be and is
               -------------------------------
hereby authorized at any time by written order designated as a Change Order to make any Change in Work including ordering additions within the general scope of the Work, or deletions or revisions in the Work, including, but not limited to, changes in the specifications (including drawings and designs).

          (b) Said additions, deletions or revisions shall not, in any way, invalidate this Contract and Contractor agrees to accept payment for such changes and changes to other Project Variables according to the procedures outlined herein and as if the altered work had been part of the original Contract. Contractor shall promptly proceed with all such orders upon the receipt thereof.

          12.2 Contractor-Requested Change Orders.   Except as permitted in
               ----------------------------------
Sections 12.1, 12.3 or 12.4, Contractor shall not seek any Change Orders which
(a) adversely affect the completion of the Coker Project in accordance with this Contract, (b) to Owner's detriment (i) change any of the Project Variables or
(ii) modify the Guaranteed Values, (c) adversely affect Contractor's ability to meet the Guaranteed Values on the Guaranteed Performance Dates, or (d) materially deviate from the plans, drawings and specifications included in this Contract. Also, no Change Order shall be issued, no increase of the Contract Amount and no adjustment to the Guaranteed Performance Dates, the Construction Schedule or the Guaranteed Values shall be made in connection with any correction of errors, omissions, Defects and Deficiencies or improper or Defective Work on the part of the Contractor or any Subcontractors in the performance of the Work. Owner may in its sole discretion approve or reject any Contractor-initiated Change Order.

          12.3 Change Orders for Claims.  Any relief as to which Contractor or
               ------------------------
Owner may be entitled pursuant to Section 11 hereof shall be reflected in a Change Order as set forth in this Section 12.

          12.4 Change Orders.
               -------------

               12.4.1 Compliance with Contract. Changes in the Work shall be
                      ------------------------
performed within the applicable provisions of this Contract. Upon receipt of a Change Order, Contractor shall proceed expeditiously unless otherwise provided for in the Change Order. Contractor shall perform no extra or changed Work unless specifically authorized by Owner.

               12.4.2 Initiation. Either party may request a Change Order. For
                      ----------
Owner-initiated changes, Owner may require a proposal from Contractor to complete the changed Work prior to authorizing any change to this Contract. Within fourteen (14) days of receipt of such request for a proposal, Contractor shall provide a written proposal to Owner, and subject to Section 12.4.6(a), the Independent Engineer, setting forth any anticipated adjustments to the Project Variables and the Construction Schedule that such Change Order may require. If a Change Order is requested by Contractor, the request must include a description of the change in Work, its effect on the Project Variables, the effect on the Construction Schedule and any other information necessary for Owner to evaluate making the change. Costs associated with the requested change shall be broken down in detail in a manner acceptable to Owner and submitted in the request contemplated by this Section 12.4.2. Costs incurred by Contractor with respect to Owner-initiated Change Orders (except for Change Orders resulting from Events of Force Majeure or Owner-Caused Delays) in preparing the proposal described in the second sentence of this Section 12.4.2 and in preparing the request described in the third sentence hereof shall be borne solely by Owner; provided, however, that Contractor shall have previously notified Owner in writing of the estimated costs of preparing such request and Owner shall have authorized Contractor to proceed with such preparation, and provided that Owner's reimbursement obligation shall not exceed Contractor's estimate without Owner's prior written approval of such additional expense. All costs in preparing Contractor-requested Change Orders and Change Orders resulting from Events of Force Majeure or Owner-Caused Delay shall be borne exclusively by Contractor.

          12.4.3 Notification of Change Order. Contractor shall immediately
                 ----------------------------
advise Owner in writing of any request by Owner that it believes constitutes a Change Order and will not perform such work until properly authorized by Owner and the Independent Engineer.

          12.4.4 Valuation and Payment of Change Orders. Unless Contractor and
                 --------------------------------------
Owner otherwise agree, each Change Order that increases the Contract Amount shall be priced on a basis consistent with the pricing methodology in the estimate dated March 23, 1999 (the "Definitive Estimate") that formed the basis of the Contract Amount. If Owner and Contractor cannot agree on the price of any such Change Order, such dispute shall be settled pursuant to the procedures set forth in Sections 11.1 through 11.3 hereof.

          12.4.5 Form of Change Order. The content of a written Change Order
                 --------------------
shall recite the alteration of the Work and the amount of adjustments to the Project Variables, if any, and schedule for payment thereof. In order for any Change Order under this Section 12 to be valid, it must be in the form of
Exhibit I, be complete and be approved by Owner and, subject to Section 12.4.6(a), the Independent Engineer, such approval to be evidenced by Owner's signature thereon. Owner and Contractor shall approve and sign any Change Order that provides an adjustment to the Project Variables to which Contractor is entitled pursuant to Section 11 hereof. No adjustment to the Project Variables shall be effective unless included in a Change Order complying with the requirements of this Section 12.4.5 or in an amendment complying with the requirements of Section 16.19 hereof.

               12.4.5.1 Decrease in Costs.  If work is deleted from the Work,
                        -----------------
Owner, the Independent Engineer and Contractor will attempt to agree on a lump sum deduction from the Contract Amount which shall be based upon the pricing methodology in the Definitive Estimate, less Contractor's actual costs incurred, if any, in deleting such Work. In the event the parties are unable to agree upon a lump-sum reduction in the Contract Amount, such dispute shall be settled pursuant to the procedures set forth in Sections 11.1 through 11.3 hereof.

          12.4.6 Conditions for Change Orders. (a) Any Change Order in excess of
                 ----------------------------
five hundred thousand dollars ($500,000) or Change Orders in the aggregate in excess of five million dollars ($5,000,000) shall be subject to the prior approval of the Independent Engineer.

     (b) Contractor shall only be entitled to an increase in the Contract Amount or an extension of the Guaranteed Performance Dates with respect to any Work performed that is not required by this Contract if such Work is included in one of the following:

          (i) a formal written amendment to this Contract; or

          (ii) a Change Order.

     12.5 Deletions from Work. Owner may, in Owner's best interest (but subject
          -------------------
to the prior approval of the Independent Engineer), delete from the Work any item by Change Order. Any deletion of an item shall not invalidate any Contract provision or other requirement (except to the extent that such deletion requires an appropriate change to the Project Variables), and Contractor will complete the Work not so deleted under this Contract. Such deletions from the Work may include Owner purchases of plant, materials and equipment which Contractor is otherwise obligated to purchase hereunder.

     12.6 Change in Law; Project Documents. Owner represents that there have
          --------------------------------
been no amendments or modifications to the Project Documents since the execution thereof. In the event any change in Applicable Laws, Applicable Permits or the technical requirements of the Project Documents on or after the Effective Date entitles Contractor to a Change Order pursuant to this Section 12, Contractor's obligation to perform the Work in compliance with such Applicable Laws, Applicable Permits or the technical requirements of the Project Documents shall be subject to Owner's execution of such Change Order.

     12.7 Change Order Dispute Resolution. Contractor shall timely and
          -------------------------------
reasonably respond to and accept Change Orders which change Project Variables. If Owner and Contractor do not agree as to the adjustment in Project Variables or any other aspect of the Change Order, Contractor shall follow the procedures for determination of the dispute in accordance with Sections 11.1 through 11.3 hereof. Such procedures shall be a pre-condition of any claim for executive level submission or subsequent arbitration or lawsuit. Notwithstanding any pending resolution of any dispute regarding the effect of a Change Order on the Project Variables, Contractor must, if requested by Owner, proceed with the performance of the Change order approved and signed by Owner. Notwithstanding the foregoing provisions of this Section 12.7, the amounts due Contractor in the event of such a dispute shall be determined in accordance with the provisions of
Section 12.4.4 hereof, and any disputes as to the adjustment to the Contract Amount resulting from any Change Order (other than pursuant to Section 12.4.5.1 hereof) shall be resolved in accordance with the provisions of Section 12.4.4 hereof.

                                   SECTION 13
                       INSPECTION AND REJECTION OF GOODS,
                          TITLE AND INSURABLE INTEREST

     13.1 Uniform Commercial Code Applicability. Contractor and Owner agree
          -------------------------------------
that this Contract (including the expression provision of this Section 13.1) shall serve to modify, alter and amend various rights of Contractor (Seller) and Owner (Buyer) with regard to the provisions of this Contract that pertain to the supply of personal property subject to governance by the Uniform Commercial Code of the State of New York. Contractor and Owner further agree that to the extent any section of this Contract is contrary to, or amendatory to, or serves to diminish, alter or otherwise modify, the rights and obligations of the parties under the Uniform Commercial Code, this Contract shall be deemed to control.

     13.1.1 Contract Supersedes. The Contractor agrees that the provisions of
            -------------------
this Contract shall supersede and replace any and all limitations, time periods and dates for the commencement of performance, including but not limited to Owner's duties, if any, to inspect for non-conformance or Defects and Deficiencies, but only on the part of Owner, to the extent the same are contrary to the limitations, time periods or performances as set forth in the Uniform Commercial Code of the State of New York.

     13.1.2 No Unconscionability. Contractor agrees that the provisions of this
            --------------------
Section 13 are not unconscionable as contemplated by the Uniform Commercial Code of the State of New York and Contractor waives any and all claims of unconscionability with respect thereto by the execution of this Contract.

     13.1.3 Inspection and Rejection of Goods. Contractor and Owner acknowledge
            ---------------------------------
that Owner's obligation, if any, of inspection and right (subject to Contractor's express rights to cure hereunder) to reject non-conforming goods commences upon the Effective Date and ends upon the earlier to occur of Final Completion or the start of the applicable Warranty Period. Contractor agrees that these rejection periods are reasonable as contemplated by Section 2-602 of the Uniform Commercial Code, and any rejections within such period shall be conclusively deemed timely.

     13.2 Title. Title to personal property shall pass in the following manner:
          -----
title to all items of Contractor's drawings, specifications and Technical Information, schedules, plans, drawings and other documents produced by Contractor and its Subcontractors relating to this Contract, and all Work, materials and equipment performed or supplied under this Contract will pass to Owner upon Owner's full payment to Contractor for such items; provided, that the intellectual property rights to such information and data in said drawings and media shall remain vested in Contractor, subject to the non-exclusive license granted to Owner pursuant to Section 2.46 for use (without further compensation other than as part of the Contract Amount) in connection with the Coker Complex. Such title shall pass to Owner free and clear of all liens, claims, security interest or encumbrances of Contractor, its Subcontractors, or any other third party. Contractor warrants and guarantees that title to all Work, materials and equipment shall pass to Owner at the time of payment to the Contractor free and clear of all claims, liens, security interests or encumbrances.

     Passage of title under the terms of this Contract shall be absolute and without reservation or limitation regardless of the location of the property, be it in the hands of Subcontractors, Contractor, third parties or actually delivered to the Project Site. Contractor shall, upon demand, provide to Owner any appropriate documentation evidencing the passage of title to Owner.

     Passage of title, as set forth in this Section 13.2, is intended to fully and completely convey to Owner title on all personal and real property of any nature or kind, other than the intellectual property rights to such information and data in drawings and media that remain vested in Contractor and are subject to the non-exclusive license granted to Owner pursuant to Section 2.46 for use (without further compensation other as part of the Contract

Amount) in connection with the Coker Complex. However, it is the specific agreement of Contractor and Owner that passage of title as set forth in this
Section 13.2 shall in no way serve to alter, modify, limit or condition the risk of loss, insurable interest in goods or rights of inspection or rejection as set forth herein.

     13.3 Insurable Interest in Goods. Owner shall acquire an insurable interest
          ---------------------------
in items of Work and goods coincidentally with the passage of title, as set forth above. However, passage of title and subsequent acquisition of an insurable interest in goods by Owner shall in no manner serve to modify, limit, diminish, waive or condition Contractor's duty to insure as set forth in Section
9.1 hereof.

     13.4 Risk of Loss. Contractor specifically agrees that, except as otherwise
          ------------
expressly contained in this Contract to the contrary, risk of physical loss in the items of Work shall remain with Contractor until the date when Contractor receives the Final Completion Certificate from Owner. Until such time, Contractor shall, at its sole expense, remedy, repair and replace all physical damage, loss or injury to such property; provided that any actual proceeds of the builder's risk insurance described in item 9.2.7 i) of Schedule 9.1 hereto payable with respect to such physical damage, loss or injury, are paid to Contractor as necessary to achieve such remedy, repair or replacement. Upon Contractor's receipt of the Final Completion Certificate, risk of loss shall transfer to Owner.

         13.4.1 Risk of Loss After Final Completion. As it is the intent of the
                -----------------------------------
parties to rely upon the proceeds of Owner's operating property insurance with respect to any loss or damage occurring after Contractor's receipt of the Final Completion Certificate, Contractor's liability for any loss or damage covered by such insurance occurring after Contractor's receipt of the Final Completion Certificate shall be limited to the deductible under such insurance and only to the extent such loss or damage is caused by the fault or negligence of Contractor or its Subcontractors; provided, however, that should Owner's insurer
                                  -----------------
not permit Owner to waive its subrogation rights in the event of such loss or damage, Contractor shall be liable for the full extent of such loss or damage caused by its fault or negligence.

                                   SECTION 14
                     TERMINATION OR SUSPENSION OF CONTRACT

     14.1 Owner's Right to Terminate and Other Remedies. The occurrence of any
          ---------------------------------------------
of the following shall constitute an Event of Default by Contractor:

     (a) Contractor or EPC Guarantor becomes insolvent (by not meeting its debts as they mature), files a voluntary petition in bankruptcy or has an involuntary petition in bankruptcy filed against it that is not dismissed within sixty (60) days of such involuntary filing; or

     (b) Contractor or EPC Guarantor commences any proceeding for relief from creditors in any court under any state insolvency statutes; or

     (c) Contractor fails to make payment to Subcontractors (except for legitimate disputes) in accordance with respective agreements between Contractor and Subcontractors; or

     (d) Contractor persistently or materially disregards or violates Applicable Laws or Applicable Permits; or

     (e) Contractor persistently allows Defects and Deficiencies to exist; or

     (f) Contractor fails to fulfill its obligations with respect to the satisfaction, discharge or bonding of liens as set forth in Section 2.37 hereof; or

     (g) Contractor abandons or ceases for a period in excess of thirty (30) days its performance of the Work (except as a result of a casualty which is covered by insurance or as to which other provisions reasonably acceptable to Owner and the Financing Parties is being diligently pursued) or fails to perform additional Work as directed by Owner; or

     (h) Contractor assigns or subcontracts Work other than as provided for in this Contract; or

     (i) Contractor fails to comply with any Change Order; or

     (j) Contractor fails to perform this Contract and thereby prejudices in any way (including, without limitation, any action Contractor may take on the Project Site) Owner's efforts to obtain financing for the Coker Project; or

     (k) Contractor fails to pay to Owner any amount due to Owner by the date required for such payment; or

     (l) Contractor fails to extend, renew or replace the Letter of Credit when and as required pursuant to Section 4.5 hereof; or

     (m) Contractor otherwise breaches any material provision of this Contract;
or

     (n) the Guarantee is no longer in full force or effect; or

     (o) Contractor fails to achieve Mechanical Completion of the Coker Complex by the date (the "Mechanical Completion Default Date") that is sixty (60) days
                  ----------------------------------
after the Guaranteed Mechanical Completion Date; provided, that if prior to the
                                                 --------
Mechanical Completion Default Date Contractor has provided a plan for achieving Mechanical Completion prior to the date that is 90 days after the Mechanical Completion Default Date and such plan has been approved by the Independent Engineer and the Financing Parties as required under the Financing Documents, Contractor shall not have committed an Event of Default hereunder so long as Contractor is diligently pursuing such plan, pays all sums due hereunder when due and achieves Mechanical Completion of the Coker Complex on or before the date specified in such plan; or

          (p) Contractor fails to achieve Substantial Reliability by the date that is ninety (90) days prior to the Guaranteed Final Completion Date or by such later date (in no event later than September 30, 2001) that is specified in a plan for achieving Mechanical Completion approved pursuant to clause (p) above; or

          (r) Contractor fails to achieve Final Completion by the Guaranteed Final Completion Date.

          If any of the Events of Default exist, Owner may, without prejudice to any other rights or remedies of Owner in this Contract or at law or in equity, take either or both of the following actions: (x) terminate this Contract upon written notice to Contractor, or (y) draw upon the Letter of Credit in the manner specified in Section 4.5.1 hereof; provided, however, that Owner shall have first provided to Contractor the following periods of notice and opportunity to cure: (a) in the case of an Event of Default specified in the foregoing clause (l), Owner shall have provided forty five (45) days' prior written notice, and Contractor or EPC Guarantor, as the case may be, shall have failed to remedy such breach entirely by the end of such forty five (45) day period; (b) in the case of an Event of Default specified in the foregoing clauses (a), (b), (m), (n), (o), (p) or (q), no notice or opportunity to cure shall be required from Owner; and (c) in the case of any other Event of Default by Contractor, Owner shall have provided forty five (45) days' prior written notice, and Contractor shall have failed (i) to commence to cure (which commencement may include, without limitation, the ordering of the materials or equipment necessary to affect such cure) the default within ten (10) days, and
(ii) to diligently pursue such cure and remedy the breach entirely by the end of such forty five (45) day notice period.

          In the event Owner elects to terminate this Contract, Owner may, without prejudice to any other rights or remedies of Owner in this Contract or of law or in equity, do one (1) or more of the following:

          (A) Take possession of all engineering and design data, procurement data, manufacturing data, construction and erection data, start-up and testing data, materials, and equipment that will become part of the Coker Complex, or the Work, whether any of the same are in a partial state of completion or completed condition, and title to said items vests in Owner (if not already vested by the provisions of this Contract); provided, that the intellectual property rights to such information and data in said drawings and media shall remain vested in Contractor, subject to the non-exclusive license granted to Owner pursuant to Section 2.46 for use (without further compensation other than as part of the Contract Amount) in connection with the Coker Complex.

          (B) Take possession of the Project Site for all purposes, including taking possession of engineering and design data, procurement data, manufacturing data, construction and erection data, and testing data; materials, equipment, supplies, and inventory that will become part of the Coker Complex; work in process; tools ordinarily consumed in the performance of the Work; and any buildings or construction which have been partially completed or fully completed, with the right to enter any other sites where Contractor or any Subcontractor is prosecuting the Work for the purpose of taking possession of the engineering and design data, procurement data, manufacturing data, construction and erection data, testing data, any such materials and equipment and tools, whether partially completed or fully completed, all as subject to applicable safety and confidentiality requirements;

          (C) Take temporary possession and control of Contractor's construction equipment, machinery, and (to the extent Owner is not entitled to permanently possess such items pursuant to the foregoing clauses (A) and
     (B)), Contractor's materials, supplies, inventory and tools at the Project Site which in Owner's opinion are necessary to finish the Work, subject to paying Contractor a reasonable rental rate. Owner will return the construction equipment and machinery and such materials, supplies, inventory and tools to Contractor when the Work is completed in the same condition as when Owner took them over, normal wear and tear excepted;

          (D) Have Contractor assemble and marshal at the Project Site, at Owner's direction, items such as, but not limited to, supplies, inventory, work in process, engineering and design data, procurement data, manufacturing data, construction and erection data, testing data, materials, equipment and tools, Technical Information, all as specifically prepared for the Coker Project;

          (E) To the extent that such contracts allow assignment, direct that Contractor assign its direct Subcontractor contracts to Owner without any change of subcontract price or conditions therein; and

          (F) Take over and finish the Work by whatever reasonable method Owner may deem expedient.

          Upon such notification of termination, Contractor shall immediately discontinue all of the Work (unless the notice directs otherwise), and, as more fully set forth in (A) through (E) above, deliver to Owner copies of all data, drawings, specifications, reports, estimates, summaries, and such other information as more fully set forth in (A) through (E) above, and materials as may have been accumulated by Contractor in performing the Work, whether completed or in process. Furthermore, Contractor shall assign, assemble and deliver to Owner all purchase orders and Subcontractor's agreements requested by Owner.

          When Owner terminates this Contract for one of the reasons stated in this Section 14.1, Contractor shall not be entitled to receive further payment, if any, until the Work is finished, except as provided in this Section 14.1. Owner may withhold payments, if any, to Contractor for the purposes of offset until such time as the exact amount of damages due Owner from Contractor is determined.

          Upon termination of this Contract, Owner shall be entitled to the costs in connection with finishing the Work, and if such costs exceed the unpaid balance of the Contract Amount, Contractor shall be liable to pay the difference to Owner. The amount to be paid by Contractor to Owner shall survive termination of this Contract and is subject to the limitations of liability in this Contract.

          Notwithstanding the above, a termination of this Contract shall not relieve Contractor from liability to Owner for damages sustained by Owner by virtue of any breach of Contract. Owner may withhold payments to Contractor for the purposes of offset until such time as the exact amount of damages due Owner from the Contractor is determined.

               14.1.1 Wrongful Termination. If, after termination pursuant to
                      --------------------
Section 14.1 hereof, it is determined for any reason that Contractor was not in default, the rights and obligations of the parties shall be the same as if the termination has happened as a termination for Owner's convenience pursuant to
14.3 hereof. Therefore, Contractor only may be entitled to the costs specified in 14.3 hereof.

          14.2 Contractor Abandonment of Contract. If Contractor abandons this
               ----------------------------------
Contract, Owner has all rights in law and equity, including action for breach of Contract for the cost of finishing the Work, including reasonable attorneys' fees.

          14.3 Termination for Owner's Convenience. Owner may terminate this
               -----------------------------------
Contract for convenience upon written notice thereof to Contractor at any time. If Owner terminates this Contract for convenience, Contractor is entitled as its exclusive remedy to be paid by Owner the Termination Payment calculated in accordance with Section 14.6 hereof. Owner at its option, and solely at its own expense, may also take such actions as set forth in Section 14.1(A) through (G).

          14.4 Owner's Right to Suspend Work. Owner may at any time order
               -----------------------------
Contractor, in writing, to suspend all or any part of the Work for such period of time as Owner may determine to be appropriate for its convenience. Any claim for a change in Project Variables caused by Owner's suspension of the Work pursuant to this Section 14.4 shall be processed in accordance with Section 11 hereof (including without limitation the time requirements for notice by Contractor). No adjustment shall be made to the extent that performance is, was or would have been suspended, delayed or interrupted for any other cause due to Contractor's fault or if the suspension had no effect on Contractor's Critical Path, provided however, that no claim of Owner pursuant to the foregoing shall
      -------- -------
be made unless (i) in the case of claims of Owner that performance would have been suspended, delayed or interrupted for any other cause due to Contractor's fault, Owner gives Contractor notice of any such claim not later than twenty-one
(21) days after the commencement of such suspension, and (ii) in the case of other claims of Owner under this sentence, Owner gives Contractor notice of any such claim not later than twenty-one (21) days after Owner knows of such cause due to Contractor's fault or that the suspension had no effect on Contractor's Critical Path.

          14.5 Contractor's Right to Terminate. The failure of Owner to pay to
               -------------------------------
Contractor any amount due to Contractor by the date required for such payment shall constitute an Owner default.

          If an Owner default exists, Contractor after having given Owner and Financing Parties ninety (90) days prior written notice may terminate this Contract upon Owner's and/or the Financing Parties' subsequent failure to cure such default within such ninety (90) day period. Notwithstanding the foregoing, if Owner is in default, Contractor shall have the right, on thirty (30) days' prior written notice to Owner and the Financing Parties, to suspend performance of its obligations hereunder until the delinquent payment is made or Contractor terminates this Contract pursuant to the preceding sentence. Upon termination of this Contract by Contractor pursuant to this Section 14.5, Contractor is entitled as its exclusive remedy to be paid by Owner the Termination Payment calculated in accordance with Section 14.6 hereof. Nothing herein contained shall permit Contractor to terminate this Contract if the Financing Parties have cured any failure of Owner to make payment within the cure period. Subject to payment by Owner to Contractor of the Termination Payment calculated in accordance with Section 14.6 hereof, Owner at its option, and solely at its own expense, may also take such action as set forth in Section 14.1(A) through (F).

               14.5.1 Contractor's Unjustified Termination. If Contractor
                      ------------------------------------
terminates this Contract unjustifiably, then Owner shall have all of the rights and remedies, as applicable, permitted under Section 14.1 hereof.

          14.6 Termination Payment. Upon termination of this Contract by
               -------------------
Contractor pursuant to Section 14.5 hereof or by Owner pursuant to Section 14.3 hereof, Owner shall be obligated to pay to Contractor the following:

          (a) Contractor's actual costs, accrued in accordance with generally accepted accounting practices, reasonably incurred in connection with performance by Contractor of the services and other Work hereunder (provided that no reimbursement shall be made for costs incurred by Contractor for work outside the scope of Work set forth in Section 2.2 hereof for which no Change Order is due) as of the date of termination less any amounts previously paid by Owner provided that in no event shall the amount due pursuant to this clause (a) exceed the sum of (i) the Contract Amount as amended by any Change Orders pursuant to Article 12 hereof and
     (ii) any amounts due Contractor on a reimbursable cost basis pursuant to
     Section 12.4.4 hereof; and

          (b) the following costs, to the extent actually and directly incurred by Contractor and not duplicative of any amounts compensated pursuant to clause (a) above: Contractors reasonable costs incurred in demobilization; any cancellation costs incurred by Contractor in terminating contracts with Subcontractors; and Contractor's costs incurred in withdrawing from the Project Site and dismantling the construction lay-down site; provided that
     (i) Contractor shall cease all Work promptly upon termination of this Contract and (ii) Contractor shall use reasonable efforts to mitigate all liability, damages, costs and expenses described in this clause (b), including, without limitation, by canceling (to the extent cancelable) all contracts (including purchase orders) with Subcontractors and other vendors and third-parties, in which case, Owner's liability to reimburse Contractor for costs incurred in connection with such cancellation shall be limited to any cancellation or other early termination penalties actually paid by Contractor in canceling such contracts; and

          (c) the amount of any improper or excessive L/C Drawing by Beneficiary under the Letter of Credit.

As a condition to Contractor's entitlement to the foregoing amount, Contractor shall have supplied to Owner the waivers, releases, statements and other instruments described in clauses (a) through (e) and clauses (f) through (i) of
Section 4.7.1 hereof and Contractor shall have fulfilled its obligations set forth in the fifth sentence of Section 3.6 hereof.

          Within sixty (60) days of Owner's receipt of Contractor's invoice setting forth the amounts determined pursuant to the foregoing clauses (a), (b) and (c), Owner shall, pay to the contractor an amount equal to the amount so determined (the "Termination Payment"). Owner in its sole discretion may elect to cause an audit of Contractor's costs by an independent certified accounting firm of national reputation selected by Owner and acceptable to Contractor. In conducting such audit, Owner and such accounting firm may retain and rely upon such consultants as either shall determine necessary or appropriate, provided that any consulting engineer retained by Owner and such accounting firm shall be a consulting engineer generally not in direct competition with Contractor. In the event Owner disputes any portion of the amount set forth in Contractor's invoice, Owner shall pay all amounts that are not in dispute, and such dispute shall be resolved in accordance with the provisions of Section 11 hereof. In any such dispute-resolution proceeding, Contractor shall have the burden of showing that the findings of Owner's independent audit, if any, are incorrect. Any underpayment or overpayment made by Owner shall accrue interest at the rate set forth in Section 16.12 hereof from the date such payment was due until the date such payment is made. Except as specifically provided in Section 4.7.2 hereof, payment of the Termination Payment shall be the sole and exclusive liability of Owner, and the sole and exclusive remedy of Contractor, with respect to termination of this Contract pursuant to Section 14.3 and Section 14.5 hereof. In no event shall Owner have any liability to Contractor in any such event for special, indirect, incidental or consequential damages, including, without limitation, for lost or anticipated profits, and, except as provided in Section
4.7.2 hereof, in no event shall owner have any liability for any other damages, notwithstanding the actual amount of damages Contractor may have sustained.

          14.7 Surviving Obligations. Termination of this Contract (a) shall
               ---------------------
not relieve either party of its obligations with respect to the confidentiality of the other party's information as set forth in this Contract, (b) shall not relieve either party of any obligation which expressly or by implication survives termination hereof, and (c) except as otherwise provided in any provision of this Contract expressly limiting the liability of either party, shall not relieve either party of any obligations or liabilities for loss or damage to the other party arising out of or caused by acts or omissions of such party prior to the effectiveness of such termination or arising out of its obligations as to portions of the Work already performed or of obligations assumed by Contractor prior to the date of termination.


                                   SECTION 15
                         REPRESENTATIONS AND WARRANTIES

          15.1 Representations and Warranties of Contractor. Contractor hereby
               --------------------------------------------
represents and warrants to Owner as follows:

               15.1.1 Due Organization of Contractor. Contractor is a
                      ------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its business and properties and to carry on its business as such business is now being conducted and is duly qualified to do business in the State of Texas and in any other jurisdiction in which the transaction of its business makes such qualification necessary.

               15.1.2 Due Authorization of Contractor; Binding Obligation.
                      ---------------------------------------------------
Contractor has full corporate power and authority to execute and deliver this Contract and to perform its obligations hereunder, and the execution, delivery and performance of this Contract by Contractor have been duly authorized by all necessary corporate action on the part of Contractor; this Contract has been duly executed and delivered by Contractor and is the valid and binding obligation of Contractor enforceable in accordance with its terms, except as enforcement thereof may be limited by or with respect to the following: (i) applicable insolvency, moratorium, bankruptcy and other similar laws of general application relating to or affecting the rights and remedies of creditors; (ii) application of equitable principles; (iii) certain waivers contained in this Contract that may be unenforceable in whole or in part, the inclusion of which terms does not affect the validity of this Contract; and (iv) provided the remedy of specific enforcement or of injunctive relief is subject to the discretion of the court before which any proceedings therefore may be brought.

               15.1.3 Non-Contravention. The execution, delivery and performance
                      -----------------
of this Contract by Contractor and the consummation of the transactions contemplated hereby do not and will not contravene the certificate of incorporation or by-laws of Contractor and do not and will not conflict with or result in a breach of or default under any indenture, mortgage, lease, agreement, instrument, judgment, decree, order or ruling to which Contractor is a party or by which it or any of its properties is bound or affected.

               15.1.4 Regulatory Approvals. All governmental or other
                      --------------------
authorizations, approvals, orders or consents required in connection with the execution, delivery and performance of this Contract by Contractor have been obtained or will be obtained in due course.

               15.1.5 Non-Infringement. Contractor represents and warrants that
                      ----------------
it has conducted a best efforts search concerning patent and other intellectual property matters arising out of the performance of the Work (except with respect to intellectual property licensed from third parties), and that such search has not disclosed any potential claims or suits arising out of performance of the Work or this Contract.

            15.2 Representations and Warranties of Owner. Owner hereby
                 ---------------------------------------
represents and warrants to Contractor as follows:

                 15.2.1 Due Organization of Owner. Owner is a limited
                        -------------------------
partnership validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own and operate its business and properties and to carry on its business as such business is now being conducted and is duly qualified to do business in the State of Texas and in any other jurisdiction in which the transaction of its business makes such qualification necessary.

                 15.2.2 Due Authorization of Owner; Binding Obligation. Owner
                        ----------------------------------------------
has full power and authority to execute and deliver this Contract and to perform its obligations hereunder, and the execution, delivery and performance of this Contract by Owner have been duly authorized by all necessary legal action on the part of Owner; this Contract has been duly executed and delivered by Owner and is the valid and binding obligation of Owner enforceable in accordance with its terms, except as enforcement thereof may be limited by or with respect to the following: (i) applicable insolvency, moratorium, bankruptcy and other similar laws of general application relating to or affecting the rights and remedies of creditors; (ii) application of equitable principles; (iii) certain waivers contained in this Contract that may be unenforceable in whole or in part, the inclusion of which terms does not affect the validity of this Contract; and (v) provided the remedy of specific enforcement or of injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

                 15.2.3 Non-Contravention. The execution, delivery and
                        -----------------
performance of this Contract by Owner and the consummation of the transactions contemplated hereby do not and will not contravene the partnership agreement of Owner and do not and will not conflict with or result in a breach of or default under any indenture, mortgage, lease, agreement, instrument, judgment, decree, order or ruling to which Owner is a party or by which it or any of its properties is bound or affected.


                                   SECTION 16
                              MISCELLANEOUS CLAUSES

            16.1 Notice. Any notice, request, consent, waiver or other
                 ------
communication required or permitted hereunder shall be effective only if it is in writing and personally delivered by hand or by overnight courier or sent by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

            If to Owner, copies to each of the following:

                  Port Arthur Coker Company L.P.
                  Port Arthur Refinery

                  1801 S. Gulfway Drive
                  Office Number 36
                  Port Arthur, Texas 77640
                  Attention:  K.W. Isom

                  (or if sent by U.S. Mail:

                  Port Arthur Coker Company L.P.
                  P.O. Box 908
                  Port Arthur, Texas 77641-0908
                  Attention:  K.W. Isom)

                  with a copy to:
                  Richard A. Keffer
                  Clark Refining & Marketing, Inc.
                  8182 Maryland Avenue
                  St. Louis, Missouri 63105

            If to Contractor, copies to each of the following:

                  M. T. Autrey
                  Foster Wheeler USA Corporation
                  2020 Dairy Ashford
                  Houston, Texas 77077

                  John Blythe
                  Foster Wheeler USA Corporation
                  Perryville Corporate Park
                  Clinton, New Jersey 08809-4000

            If to the Independent Engineer:

                  Ken Noack
                  Purvin & Gertz, Inc.
                  600 Travis, Suite 2150
                  Houston, Texas 77002-2970

Written notice given pursuant to this Section 16.1 shall be delivered to recipients authorized by Owner, Contractor and Independent Engineer, as the case may be, in writing and when so delivered shall be deemed to have been fully served and delivered.

            16.2 Choice of Law; Forum. This Contract and the rights and duties
                 --------------------
of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, except with respect to mechanics' liens and similar matters that are required to be governed by the law of the State of Texas.

                  16.2.1 Submission to Jurisdiction. Each of the parties hereto
                         --------------------------
submits to the jurisdiction of the courts of the State of New York and the courts of the United States of America located in the State of New York over any suit, action or proceeding with respect to this Agreement or the transactions contemplated hereby.

                  16.2.2. Exclusive Forum Selection. Any suit, action of
                          -------------------------
proceeding with respect to this Contract or the transactions contemplated hereby may be brought only in the courts of the State of New York or the courts of the United States of America, in each case located in the Borough of Manhattan, City of New York, State of New York. Each of the parties hereto waives any objection that it may have to the venue of such suit, action or proceeding in any such court or that such suit, action or proceeding in such court was brought in an inconvenient court and agrees not to plead or claim the same.

                  16.2.3. Appointment of Agent for Service of Process. Owner
                          -------------------------------------------
irrevocably appoints CT Corporation, at 1633 Broadway, New York, New York 10019, and Contractor irrevocably appoints United States Corporation Company, 80 State Street, Albany New York 12207-2543 as their respective authorized agents in the State of New York upon which process may be served in any suit, action or proceeding with respect to this Agreement or the transactions contemplated hereby, and each party hereto agrees that service of process upon its aforesaid agent, and written notice of said service to such party by the person serving the same to the address provided in Section 16.1, shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Each party hereto further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect so long as this Contract is in effect.

                  16.2.4. Waiver of Trial by Jury. Owner and Contractor hereby
                          -----------------------
irrevocably and unconditionally waive trial by jury in any legal action or proceeding relating to the Contract or and for any counterclaim therein.

            16.3 Attorneys' Fees -- Prevailing Party. The attorneys' fees and
                 -----------------------------------
other related costs of the prevailing party in any action, proceeding or lawsuit arising out of or relating to this Contract shall be paid by the non-prevailing party in such action, proceeding or lawsuit upon demand of such prevailing party.

            16.4 Successors and Assigns. This Contract shall bind and inure to
                 ----------------------
the benefit of the parties of this Contract, their successors and permitted assigns.

            16.5 Assignment. Except as provided herein, neither this Contract
                 ----------
nor any portion thereof shall be assigned by Contractor without the prior written consent of Owner and the Financing Parties. Owner may without consent of Contractor assign or collaterally assign its interest and obligations hereunder to the Financing Parties for security purposes. The Contractor hereby expressly authorizes the Financing Parties to exercise the rights of Owner under this Contract following realization of their security interest in this Contract. The foregoing rights and obligations are in addition to those set forth in Section 16.4.

            16.6 Relationship of the Parties. Nothing in this Contract shall be
                 ---------------------------
deemed to constitute either party a partner, agent or legal representative of the other party, or to create any fiduciary relationship between the parties. Contractor is and shall remain an independent contractor in the performance of this Contract, maintaining complete control of its personnel, workers, Subcontractors and operations required for performance of the Work. This Contract shall not be construed to create any relationship, contractual or otherwise, between Owner or the Independent Engineer and any Subcontractor. Furthermore, this Contract shall not be construed to create any relationship, contractual or otherwise, between the Independent Engineer and Contractor.

                  16.6.1 Owner and Clark R&M. Contractor acknowledges that Owner
                         -------------------
and Clark R&M are separate and distinct legal entities and that neither may act as agent for the other. Accordingly, Contractor agrees (i) to conduct its relationship with Owner independently from any relationship it has with Clark R&M; (ii) to keep all items of Contractor's drawings, specifications and Technical Information, schedules, plans, drawings and other documents produced by Contractor and its Subcontractors relating to this Contract and all Work, materials and equipment performed or supplied under this Contract separately identified from any similar items related to work being performed by Contractor for Clark R&M or otherwise belonging to Clark R&M, (iii) to identify the Project Site and the Coker Complex as belonging to "Port Arthur Coker Company L.P." and
(iv) to refrain from identifying Clark R&M as the owner of the Coker Complex or party to this Contract in any public or private document or statement, including, without limitation, in any subsequent press releases, annual reports, financial reports, advertisements or other media presentations of Contractor.

            16.7 Waiver. Unless otherwise specifically provided by the terms of
                 ------
this Contract, no delay or failure to exercise a right resulting from any breach of this Contract shall impair such right or shall be construed to be a waiver thereof, but such right may be exercised from time to time as may be deemed expedient. If any representation, warranty or covenant contained in this Contract is breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and not be deemed to waive any other breach under this Contract.

            16.8 Confidentiality. The term "Proprietary Business and Technical
                 ---------------
Information" means all information, data and material supplied to or received by a party (the "Receiving Party") from the other party (the "Disclosing Party") which is identified in writing as "confidential," "restricted," "proprietary" or the like. The Receiving Party shall not publish or otherwise disclose Proprietary Business and Technical Information to any third party without the prior written consent of the Disclosing Party, nor use Proprietary Business and Technical Information for any purpose other than in connection with the negotiation of this Contract and performance of the Work hereunder. The Receiving Party shall hold Proprietary Business and Technical Information in confidence and shall deal with such Proprietary Business and Technical Information with a degree of care not less than that used for dealing with its own secret, proprietary information. Notwithstanding the foregoing, nothing herein shall limit the disclosure of such Proprietary Business and Technical Information which: (a) is legally in the possession of the Receiving Party or its employees prior to receipt thereof from the Disclosing Party; or (b)
enters the public domain through no fault of the Receiving Party or its employees; or (c) is disclosed to the Receiving Party without restrictions or breach of any duty of confidentiality by a third party who has the right to make such disclosure; or (d) is required to be disclosed in connection with any governmental proceedings (which requirement may be demonstrated either by a governmental order or by an opinion of counsel); or (e) is disclosed in the ordinary course of business to the Receiving Party's or a Confidential Party's officers, directors, shareholders, direct and indirect providers of equity capital, employees, agents, representatives, legal counsel, accountants, investment bankers, or commercial bankers; or (f) is disclosed to investment or commercial bankers, underwriters, placement agents or other parties, including without limitation the Financing Parties, engaged in connection with a securities offering or other financing by either party or any Affiliate thereof, including without limitation the financing contemplated by the Financing Documents, in any offering memorandum or prospectus or similar document in connection with any such offering of securities, and to any securities analyst involved in research with respect to securities of such party or Affiliate of such party; or (g) is disclosed to any credit rating agency from whom a rating is sought with respect to any debt or equity securities of either party or any present or future Affiliate thereof, or (h) is disclosed to any Affiliate or professional consultant (other than those described in clause (a) above) of the Receiving Party or to any other Person that the Receiving Party has a legitimate business reason to disclose such information; provided that any such Person has
                                              --------
executed a confidentiality agreement with the Disclosing Party that is reasonably satisfactory to such Disclosing Party (any such Person, a "Confidential Party"). Upon written request by the Disclosing Party, Receiving Party shall either return to the Disclosing Party all Proprietary Business and Technical Information (including without limitation data, memoranda, drawings, other writings, recordings and material created therefrom, and all copies thereof) received by Receiving Party or destroy the same, and in either event shall make no further use of such Proprietary Business and Technical Information. No rights or obligations other than those expressly stated shall be implied from this Section 16.8. In particular, no license is hereby granted, directly or indirectly, under any patent, know-how or other Proprietary Business and Technical Information now held by, or which may be obtained by, or which is or may be licensable by the Disclosing Party. The provisions of this Section
16.8 shall survive the termination of this Contract and shall remain in effect until April 1, 2008. Notwithstanding any of the foregoing the terms and conditions of this Section 16.8 shall remain in effect with regard to any confidentiality obligations contained in the Project Documents for the term of such confidentiality obligations or for the term of the effectiveness of this
Section 16.8, whichever is greater.

                  16.8.1 Public Statements. Neither Contractor nor its
                         -----------------
Subcontractors shall issue any public statement (or any private statement unless required in the performance of the Work), except as stated below, relating to or in any way disclosing any aspect of the Coker Project, including the scope, extent or value of the Coker Project. Express written consent of Owner is required prior to the invitation of or permission to any reporter or journalist to enter upon the Coker Project. Contractor agrees not to use for publicity purposes, any photographs, drawings and/or materials describing the Coker Complex or Coker Project without obtaining the prior written consent of Owner, which consent shall not be unreasonably withheld or delayed. This Section 16.8 is not intended to exclude the provision of necessary information to prospective Subcontractors and Contractor's personnel. All other such public disclosures require the written consent of Owner.

            16.9 Records and Communications. Contractor and Owner shall follow
                 --------------------------
the procedures for keeping and distributing orderly and complete records of the Work and its progress as described in Schedule 16.9. These procedures shall be followed throughout the course of the Work unless Owner and Contractor mutually agree in advance in writing to revise the procedure.

            16.10 Ownership of Turnkey Specifications. Neither Contractor, any
                  -----------------------------------
Subcontractor, or other Person or organization performing or furnishing the Work, whether or not under a direct or indirect contract with Owner, shall have or acquire any title to or ownership rights in any of the Turnkey Specifications, or the remainder of this Contract (or copies of any thereof); and, subject to the second paragraph of Section 16.13 hereof and Contractor's retention of intellectual property rights to such information and data in the Turnkey Specifications to the extent provided in the third paragraph of Section 13.2, no such party shall reuse any thereof on extensions of the Coker Project or any other project without written consent of Owner. The Turnkey Specifications and the remainder of this Contract (and copies thereof), are owned by and title resides in Owner, unless otherwise agreed between Owner and any third party. Notwithstanding anything contained hereunder to the contrary, Owner shall not acquire any patent, copyright or trade secret rights as a result of this Contract, except pursuant to licenses and other approvals provided in the performance of the Work and except to the extent that a non-exclusive license of any of Contractor's patent, copyright or trade secret rights is required to perform Work.

            16.11 Interest. Either party who fails to pay the payments or
                  --------
damages when due, including, but not limited to, Late Payments and Reliability and Capacity Buydown Payments, shall be liable for interest on the unpaid amount from the day the amount was due at a rate equal to the lesser of the prime rate of interest charged by the Chase Manhattan Bank, plus two percent (2%) and the highest applicable rate permitted by law.

            16.12 Financing Parties Requirements. Contractor acknowledges that
                  ------------------------------
Owner represents that attainment of financing for construction of the Coker Complex may be subject to conditions that are customary and appropriate for the Financing Parties. Therefore, Contractor agrees to execute promptly any reasonable amendment to or modification or assignment of this Contract required by such Financing Parties (including, without limitation, any pertinent industrial development authority or other similar governmental agency issuing bonds for financing of the Coker Project) or other entities providing financing for the Work in order to obtain such financing. In the event that any such amendment or modification materially increases Contractor's risk or costs hereunder, Owner and Contractor will negotiate in good faith to adjust the Contract Amount, and to equitably adjust such other provisions of this Contract, if any, which may be affected thereby, to the extent necessary to reflect such increased risk or cost. Amendments or modifications not materially increasing Contractor's risks or costs shall be made without charge by Contractor. Contractor shall be responsible for and pay all taxes and costs as a result of Contractor's or its Subcontractors' failure to promptly comply with the Financing Parties' request for any such modification or amendment.

            16.13 Owner Review, Comment and Approval. To the extent that various
                  ----------------------------------
provisions of this Contract provide for Owner's review, comment, inspection, evaluation, recommendation or approval, Owner may at its option do so in conjunction and/or consultation with the Independent Engineer. To the extent that this Contract requires Contractor to submit, furnish, provide or deliver to Owner any report, notice, Application for Payment, Change Order request or other items, Owner may at its option and upon written notice to Contractor designate Engineer to receive such items as Owner's agent therefor. To the extent that various provisions of this Contract provide that Owner may order, direct or make requests with respect to performance of the Work or is provided access to the Project Site or any other site, Owner may at its option and upon written notice to Contractor authorize the Engineer to act as Owner's agent therefor. Upon receipt of such notice, Contractor shall be entitled to rely upon such authorization until a superseding written notice from Owner is received by Contractor.

            Owner acknowledges that parts of the Turnkey Specifications are comprised of specifications prepared by Contractor and that contractor contributed significantly to many other portions thereof. Owner also acknowledges that, during the normal design, evolution and development process, portions of the Turnkey Specifications may appear in design and procurement prepared by Contractor in its normal course of business; provided, however that Owner shall have no liability for any third-party claims infringement or the like with respect to such portions or use and Contractor shall hold Owner harmless from any such third-party claims.

            16.14 Discretion. Notwithstanding anything contained herein to the
                  ----------
contrary, to the extent that various provisions of this Contract call for an exercise of discretion in making decisions or granting approvals or consents, the parties shall be required to exercise such discretion, decision or approvals in accordance with accepted industry practices.

            16.15 Time is of the Essence. With respect to the condition of the
                  ----------------------
performance of each and every term and condition of this Contract by Contractor, it is agreed that time is of the essence. Notwithstanding the foregoing, Contractor shall not be deemed in breach or default under this Section 16.15 solely for a delay in the Construction Schedule that does not otherwise constitute a breach under Section 14.1(g) hereof, or solely for failure to achieve Mechanical Completion by the Guaranteed Mechanical Completion Date so long as Final Completion occurs on or prior to the Guaranteed Final Completion Date and if and to the extent (but only if and to the extent) Contractor has fully satisfied and discharged its obligations under Section 6.1 hereof to pay Late Payments to Owner. Nothing in this Section 16.15 shall modify the parties' rights and obligations set forth in Section 7.1 hereof.

            16.16 Conditions Precedent to Effective Date; Notice to Proceed. (a)
                  ---------------------------------------------------------
The effectiveness of this Contract is subject to the satisfaction of the following conditions precedent prior to or on the Effective Date:

            (i) the execution and delivery of this Contract by all parties hereto;

            (ii)   the execution and delivery to Owner of the Guarantee;

            (iii) the delivery of legal opinions from counsel to the Contractor and the EPC Guarantor, in form satisfactory to Owner and the Financing Parties, with respect to the authorization, due execution and enforceability of this Contract and the Guarantee;

            (iv) the delivery to Owner of satisfactory evidence that the insurance required by Section 9.1 hereof to be obtained by Contractor will be in at the time required effect;

            (v) the delivery to Contractor of satisfactory evidence that the insurance required by Section 9.1 hereof to be obtained by Owner is in effect;

            (vi) notification by Owner to Contractor that the Applicable Permits specified in Schedule 2.11(a) as required before the date hereof have been obtained;

            (vii) notification by Contractor to Owner that the Applicable Permits specified in Schedule 2.11(b) as required before the date hereof have been obtained;

            (viii) delivery of the Project Site and grant of access thereto by Owner to Contractor;

            (ix) Clark R&M shall have provided a release to Contractor with respect to any and all liability for any property damaged or destroyed in those portions of the Refinery not in the possession and control of Contractor; and

            (x)    the delivery to Owner of the Letter of Credit required under
      Section 4.5 hereof.

            (b) Notwithstanding the occurrence of the Effective Date, Contractor shall not commence the Work (which shall in the interim be continued by Contractor under the Interim Reimbursable Contract) hereunder and Owner shall have no obligation with respect hereto, until such time as:

            (i) the Project Documents other than this Contract have been executed and delivered by all parties thereto and copies thereof have been provided to Contractor;

            (ii) the financing pursuant to the Financing Documents shall have closed and sufficient funds shall be available (subject to simultaneous compliance with closing conditions at such closing) for the acquisition by Owner of the work in progress under the Interim Reimbursable Contract from Clark R&M; and

            (iii) Owner shall have delivered a Notice to Proceed to Contractor in substantially the form of Exhibit L.

            16.17 Headings. Captions and headings in this Contract are for
                  --------
reference only and do not constitute a part of the substance of this Contract.

            16.18 Counterparts. This Contract may be executed in multiple
                  ------------
counterparts, each of which shall be deemed to be an original.

            16.19 Entire Agreement. This Contract constitutes the entire
                  ----------------
agreement between Contractor and Owner and supersedes all prior discussions, negotiations, options, letters of intent, agreements and understandings, both oral and written, between the parties hereto with respect to the subject matter hereof, all of which are merged into this Contract. This Contract may not be amended, supplemented or discharged, or in any way modified, absent the execution and delivery by the parties hereto of a writing intended for such purpose.

            16.20 Non-Recourse. No past, present or future limited partner in or
                  ------------
of Owner, no parent or other Affiliate of any company comprising Owner, and no officer, employee, servant, executive, director, agent or authorized representative of any of them (each, an "Operative") shall be personally liable by virtue of the direct or indirect ownership interest of such Operative in Owner for payments due under this Contract or for the performance of any obligation, or breach of any representation or warranty made by Owner thereunder. The sole recourse of Contractor for satisfaction of the obligations of Owner under this Contract shall be against Owner and Owner's assets and not against any Operative or any assets or property of any such Operative. In the event that a default occurs in connection with such obligations, no action shall be brought against any such Operative by virtue of its direct or indirect ownership interest in Owner. The foregoing provisions of this Section 16.20 shall not in any way limit or restrict any right or remedy of Contractor with respect to, and the Operatives shall remain fully liable for, any fraud perpetuated by such Operatives.

            16.21 Merger of Contractor or EPC Guarantor. (a) Unless Owner and
                  -------------------------------------
the Financing Parties shall otherwise consent in writing, Contractor shall not consolidate with or merge with or into any other Person or sell, convey or transfer, or lease all or substantially all of its assets to any Person, whether in a single transaction or a series of transactions, unless the Person formed by such consolidation, the Person into which the Contractor is merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of the Contractor (the "Surviving Contractor") shall (i) execute and deliver an
                     --------------------
agreement in form and substance satisfactory to Owner and the Financing Parties containing an assumption by the Surviving Contractor of the due and punctual performance and observance of each agreement and condition of this Contract and
(ii) deliver to Owner and the Financing Parties an opinion of counsel reasonably satisfactory to Owner and the Financing Parties, stating that the agreement referenced in clause (a)(i) of this Section 16.22 is the legal, valid and binding obligation of the Surviving Contractor, enforceable in accordance with its terms and as to such other matters as Owner or the Financing Parties shall reasonably request; provided that if the Contractor is the Surviving Contractor
                    --------
it shall not be required to comply with this clause (ii).

            (b) Unless Owner and the Financing Parties shall otherwise consent in writing, the EPC Guarantor shall not consolidate with or merge with or into any other Person or sell, convey or transfer, or lease all or substantially all of its assets to any Person, whether in a single transaction or a series of transactions, unless the Person formed by such consolidation, the Person into which the EPC Guarantor is merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of the EPC Guarantor (the "Surviving EPC
                                                        -------------
Guarantor") shall (i) execute and deliver an agreement in form and substance
---------
satisfactory to Owner and the Financing Parties containing an assumption by the Survivor EPC Guarantor of the due and punctual performance and observance of each agreement and condition of the Guarantee and (ii) deliver to Owner and the Financing Parties an opinion of counsel reasonably satisfactory to Owner and the Financing Parties, stating that the agreement referenced in clause (b)(i) of this Section 16.22 is the legal, valid and binding obligation of the Survivor EPC Guarantor, enforceable in accordance with its terms and as to such other matters as Owner or the Financing Parties shall reasonably request; provided that if the EPC Guarantor is the Surviving EPC Guarantor it shall not be required to comply with this clause (ii).

CONTRACTOR AND OWNER HAVE READ THE CONTRACT AND AGREE TO BE BOUND BY ALL THE TERMS AND CONDITIONS THEREOF.

            IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Contract to be signed by their respective officers thereunto duly authorized as of the day and year first set forth above.

                                    PORT ARTHUR COKER COMPANY L.P.

                                    By:   SABINE RIVER HOLDING CORP.,
                                          General Partner


                                          By:  /s/ Maura J. Clark
                                               --------------------------------
                                          Name:  Maura J. Clark
                                          Title: Executive Vice President and
                                                  Chief Financial Officer


                                    FOSTER WHEELER USA CORPORATION

                                    By:  /s/ J.C. Blythe
                                         --------------------------------------
                                    Name:  J. C. Blythe
                                    Title: Chief Executive Officer

                              CONTRACT SCHEDULE 1.4

                EXISTING ENVIRONMENTAL CONDITIONS AND LIABILITIES

Clark Refining and Marketing                             B & V Project 37882.118
Remediation Cost Estimate                                         B & V File C.3
                                                                  April 28, 1999

Clark Refining and Marketing, Inc.
1301 South Gulfway Drive
Port Arthur, TX 71641

                                    Subject:    Tier 1 Remediation Cost Estimate
                                                for HOUP Expansion Areas

Attention Mr. Steve Clegg

Gentlemen:

Black & Veatch has evaluated the costs associated with remediation of the proposed refinery expansion at the Clark Refining & Marketing, Inc. (Clark) Post Arthur refinery. The expansion areas evaluated are shown on Figures 1 and 2.

The selected remedial approach consists of in situ stabilization of the soil above the groundwater cable without a cap. This approach assumes that the expansion areas will be covered by new construction or asphalt to cap the stabilized areas. The following presents our understanding regarding the estimate and provides the basis for the estimate.

It is understood that the additions will involve the construction of a new Coker Unit, Hydrocracker, Sulfur Recovery Unit, power substation, and Hydrogen Unit. The additions will be constructed at locations where Chevron is currently responsible for the environmental conditions and any associated remediation that may be required. To assess the potential financial impacts that may be incurred, costs to remediate the locations where the additions are planned have been estimated and are presented herein.

Remediation of the groundwater has not been evaluated, because a previous report entitled Remediation Cost Estimates For Designated Areas Within the Chevron Port Arthur Refinery that was prepared by Black & Veatch in November 1994 for Clark indicates that groundwater remediation will not be performed for individual areas of the refinery, but will be performed for the refinery as a whole. The remedial option for the groundwater consisted of free phase hydrocarbon recovery and containing the groundwater on the refinery. As a result, this estimate only includes remediation of soil located above the groundwater table.

Background Information
The estimates for remediation were prepared using the data generated at each location during the Due Diligence Investigations performed for Clark by Black & Veatch. During the Due Diligence Investigations, surface and subsurface soil, groundwater and sediment samples were collected. The data was imported into the EnviroEdge database from where it was retrieved to evaluate the environmental conditions at the expansion areas and the need for any remediation. The subsurface soil samples submitted for chemical analysis were collected in the upper 15 feet and the most contaminated sample from each location was submitted.

The subsurface conditions at the site consist of fill overlying alluvial deposits. The fill consists of cohesive soils mixed with shell fragments and construction debris. The fill thickness is variable across the refinery, with a maximum observed thickness of 15 feet. The shallow alluvial deposit consists of clays ranging in thickness from 15 to 30 feet, with discontinuous lenses of silts and sands. At an average depth of 30 feet below the ground surface the Beaumont clay is present. The Beaumont clay has a lower permeability than the overlying deposits.

Groundwater is first encountered in the fill material and the shallow alluvial deposits. The yield of groundwater from the fill is variable due to the nature of the material. The yield of groundwater from the alluvial deposits is dependent on the presence of silt and sand lenses present at a given location. Where there is predominantly clay, the shallow alluvial deposit has a low yield. The Beaumont formation, located below the shallow alluvial deposit, has a low permeability and tends to impede the downward flow of groundwater.

Environmental Status
The data generated during the Due Diligence Investigations for each area where expansion is planned was retrieved using the EnviroEdge database. Since groundwater will be addressed as an overall refinery issue, the groundwater data was not reviewed. The soil analytical results for Area 1 organics and inorganics are presented in Tables 1 and 2, and the results for Area 2 are presented in Tables 3 and 4.

The proposed Texas Natural Resources Conservation Commission (TNRCC) Risk Reduction Program Rule was used to evaluate the significance of the compounds detected in the soil. Since in situ stabilization is being used, Standard B, which requires post-response action, applies. The concentrations of the compounds detected in the soil were compared to the commercial/industrial Tier 1 protective concentration levels (PCL) for a 30 acre source area. The following Tier 1 PCBs were used:

      o     Levels for direct exposure of humans to the soil [ILLEGIBLE]
      o     Levels that are protective of the groundwater [ILLEGIBLE]
      o     Levels that are protective of the air, [ILLEGIBLE]

Much of the groundwater at the Port Arthur Refinery has total dissolved solids
(TDS) concentrations greater than 10,000 mg/l; therefore, the PCLs for protection of groundwater are based on Class 3 groundwater, which is defined as having a TDS concentration greater than 10,000 mg/l or producing groundwater at a rate of less than 150 gallons per day from a 4 inch well. The critical PCL is the lowest of the three PCLs considered. The critical PCL is compared to the detections to evaluate the need for remediation. The Tier 1 PCLs are provided in Tables 1 through 4.

Tier 1 PCLs were not available for all the organic compounds detected in the soil during the Due Diligence Investigations or the analyses required differ. Most notably different is total petroleum hydrocarbons. The proposed rules establish PCLs for the ranges of the aliphatic and aromatic hydrocarbon fractions, i.e., aliphatic C\\12\\ C\\6\\ Data for the Due Diligence Investigations provided total TPH rather than the break down for the various hydrocarbon fractions.

Clark Refining and Marketing                             B & V Project 37882.118
Remediation Cost Estimate                                         April 28, 1999

Where Tier 1 PCLs are not available, the concentrations of the organic compounds are compared to the current TNRCC Risk Reduction Standard No. 2 (RRS2), GWP-Ind Media Specific Concentrations (MSC) provided in 30 TAC 335 for total dissolved solids (TDS) concentrations in the groundwater greater than 10,000 mg/l. The GWP-Ind MSC concentrations used are presented in Tables 1 and 3. The GWP-Ind MSC concentrations are specifically for industrial settings.

Direct comparison of the organic results with Tier 1 PCLs or GWP-Ind MSCs is possible because the organics detected are not typically found in natural environments; therefore, any detected concentration represents a compound that was introduced into the environment. In Tables 1 and 3, organic concentration exceedances of the Tier 1 TCLs or GWP-Ind MSCs are highlighted. The primary organic exceedances are polynuclear aromatic hydrocarbons and total petroleum hydrocarbons. The depths where these samples were collected are also indicated on the tables.

The inorganic results are shown on Table 2 and 4 along with the Tier 1 PCL concentrations. Exceedances of the Tier 1 PCLs are highlighted. Review of the data shows that lead is the only inorganic that exceeds the Tier 1 PCLs. The concentrations of lead detected that exceed the Tier 1 PCLs also exceed background concentrations identified by Chevron.

Soil Remedial Action Costs
For in situ stabilization of the soil without a cap, it is assumed that in 40 years when the expansion areas are remediated, they will again be covered by new construction or asphalt that will act as a cap for the stabilized areas. No costs for the new construction or asphalt have been included in the cost presented herein for in situ stabilization. If portions of the expansion areas are not covered by new construction or asphalt then the cost of providing a cap for those portions should be added to the costs presented herein.

Based on the due diligence data, if remediation is in fact ultimately required pursuant to the TNRCC PCLs and MSCs provided in Tables 1 through 4, only a small portion of Area 1 will require remediation, while approximately one third of Area 2 will require remediation

The following assumptions were used to develop the cost estimate:
o Remediation will take place after the units at these locations have been taken out of service and all demolition of the units has been completed.
o     Remediation will only be performed within the expansion areas.
o The life of the units planned for construction in the expansion is 40 years.
o The price breakdown for the cost estimate as based on 1999 dollars. Cost projections to year 2039 assume 4 percent inflation per year.
o The depth to groundwater was estimated using data from the Due Diligence Investigations and varied from 0.7 to 3 feet.
o For post-response action, it is assumed that the point of compliance for groundwater monitoring will be at the property boundary of the overall refinery, which is already being monitored, rather than at the perimeter of Areas 1 and 2. Therefore, costs for groundwater monitoring are not included. Additionally, since the areas are assumed to be covered by new units and/or asphalt, no cost for maintenance of a cap are included.

Clark Refining and Marketing                             B & V Project 37882.118
Remediation Cost Estimate                                         April 28, 1999

Using the above assumptions, the estimated capital cost for in situ stabilization without a cap is $1.64 million. The cost breakdown for in situ stabilization is provided in Table 5.

Unknown factors that could possibly reduce the remediation costs include the following.
      o Future regulators continuing with the trend of less stringent remediation actions in the future.
      o Performance of a site specific risk assessment that allows higher PCLs; thereby, reducing the amount of soil requiring remediation.
      o     New technology that would reduce remediation costs.
Any of these factors, plus numerous unforeseen others, could occur in the next forty years, increasing or decreasing the estimated remediation cost.

If you have any questions or require additional information please contact Ed Meyer at (913) 455-6579 or me at (713) 260-0440.

                                Very truly yours,

                                BLACK & VEATCH Corporation


                                Michael J. Ulekowski, P.E.
                                Regional Director
                                Industrial Environmental Services


Enclosures
cc: Ed Meyer

                                     Table 5
                                Remediation Costs
                       in Situ Stabilization Without a Cap
                            Proposed Tier 1 Standards

-----------------------------------------------------------------------------------------------
            Item                           Quantity      Units      Unit Cost      Subtotals
-----------------------------------------------------------------------------------------------
       Capital Costs
Cement stabilization or soil above gro     48,731.30     cu yd         $27.00    $1,315,746.10
Monitoring wells                                   9      each      $1,900.00       $17,100.00
-----------------------------------------------------------------------------------------------
Subtotal Capital Costs                                                           $1,332,845.10
     Engineering and Permitting (7%)                                                $93,299.16
                                                                                ---------------
Subtotal                                                                         $1,426,144.26
     Contingencies (15%)                                                           $213,921.64
                                                                                ---------------
Total Capital Costs - 1999 Dollars                                               $1,640,065.90
Total Capital Costs - 2039 Dollars                                               $7,873,956.36
-----------------------------------------------------------------------------------------------

                                  [CLARK LOGO]

                          From The Legal Department Of
                        CLARK REFINING & MARKETING, INC.
                              8182 Maryland Avenue
                            St. Louis, Missouri 63105
                              Phone (314) 854-9696
                               Fax (314) 854-1455

--------------------------------------------------------------------------------

                                 FAX COVER SHEET

DATE:   June 14, 1999

TO:     Jean Archambault                     FAX: 908-730-4149
        (Foster Wheeler)

FROM:   Rich Keffer

RE:     Environmental Disclosures Schedule

Number of pages including cover sheet:  6
                                       ----

Message
--------------------------------------------------------------------------------

Attached is a copy of the current form of the report.

If you have questions regarding this form, or the description of environmental conditions, please call.


/s/ Rich Keffer


RAK:ra
Enclosure

--------------------------------------------------------------------------------
THIS MESSAGE IS INTENDED ONLY FOR THE USE OF THE INDIVIDUAL OR ENTITY TO WHICH IT IS ADDRESSED AND MAY CONTAIN INFORMATION THAT IS PRIVILEGED, CONFIDENTIAL AND EXEMPT FROM DISCLOSURE UNDER APPLICABLE LAW. If the reader of this message is not the intended recipient or the employee or the agent responsible for delivering the message to the intended recipient you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately (collect) and return the original message to us at the above address via the U.S. Postal Service. Thank you.
--------------------------------------------------------------------------------

                              CONTRACT SCHEDULE 1.5

                            PLANT COMPLETION STANDARD

The Plant Completion Standard for the Port Arthur Heavy Oil Upgrade Project is presented on the pages that follow.

CLARK REFINING & MARKETING, INC.     [LOGO]       FOSTER WHEELER USA CORPORATION
Port Arthur, Texas                                 FWSWO Contract No: 13-00-1610

                                JOB SPECIFICATION

                                    4610-05A1

                                PLANT COMPLETION

The subject job specification is issued herewith. Please discard any previous issue of this specification. For convenience, the nature the revision is briefly noted under remarks.

Note: New Issue                    |_|

Revised Sheets Only Attached       |_|

Entire Specification Reissued      |X|

================================================================================
                               Revision Number Log
--------------------------------------------------------------------------------
  Rev    Date        By   Pages   Approval               Remarks
================================================================================
   A    5/21/98     MRE                               Comment Issue
--------------------------------------------------------------------------------
   1   10/21/98     MRE    All                   Issue for Construction
--------------------------------------------------------------------------------
   2    6/14/99     MRE    All                To Incorporate Clark Comments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
   additions are typed in bold.
   revisions are marked with a line outside the margin.

                                                           JOB SPEC    4610-05A1
[LOGO] FOSTER WHEELER           PLANT COMPLETION           PAGE                1
       USA CORPORATION                                     REV                 2
                                                           DATE    June 14, 1999

                                TABLE OF CONTENTS

I.   SCOPE                                                                 2

II.  REFERENCES                                                            2

III. DEFINITIONS                                                           2

                                                           JOB SPEC    4610-05A1
[LOGO] FOSTER WHEELER           PLANT COMPLETION           PAGE                1
       USA CORPORATION                                     REV                 2
                                                           DATE    June 14, 1999

I.   SCOPE

      This specification is intended to define the transfer of responsibility from Foster Wheeler to the Owner for the care, custody and control of various units, systems or facilities of a plant. A tabulation of the specific work performance responsibilities required to place process equipment or systems into operation is presented.

II.   REFERENCES

      A API Publication 700, Second Edition, September, 1980. The content of this specification is derived from API 700. The major difference is that it defines the responsibilities by indicating which items Foster Wheeler expects to undertake versus those which the Owner is expected to complete.

      B.    ISA Recommended Practice 7.1

III.  DEFINITIONS

      This section presents definitions which, along with the General and Specific Procedures given in Sections IV. and V., serve to clarify the basic principles associated with the transfer of responsibility from Foster Wheeler to the Owner at commissioning time.

      A. Pre-commissioning: Pre-commissioning activities are the nonoperating adjustments and cold alignment checks made by Foster Wheeler as detailed in Sections IV. and V.

      B. Commissioning: The commissioning period follows the completion of the precommissioning activities performed by Foster Wheeler. Commissioning activities are associated with the operation of items of equipment or facilities in preparation for plant startup and may continue through the initial operation of the plant. These activities are the Owner's responsibilities unless the contract specifically provides otherwise.

      C. Completion of Construction: Completion of construction means that Foster Wheeler has:

            1.    Erected the Plant.

            2. Completed pre-commissioning work, provided that utilities are made available by Clark, where applicable.

            3. Completed all special commissioning activities. Special commissioning activities are defined as those activities not specifically covered herein and dictated by contractual agreements as being specifically required.

            4. Completed final cleanup, painting, and thermal insulation work.

      The responsibility of the parties are outlined in the following plant completion matrix.

      D. Commissioning: Is, in general, the responsibility of Clark, but when requested by the Owner, FW will provide assistance in the commissioning activities by providing labor and supervision as outlined in the following plant completion matrix.

                                                           JOB SPEC    4610-05A1
[LOGO] FOSTER WHEELER         PLANT COMPLETION             PAGE                3
       USA CORPORATION                                     REV                 2
                                                           DATE    June 14, 1999

-------------------------------------------------------------------------------------------------------------
                                                                              RESPONSIBLE PARTY
                                                                   PRE-COMMISSIONING        COMMISSIONING
                                                                   -----------------        -------------
                                                             FW ENG/      FW      CLARK
                                                              PROC      CONSTR   WITNESS    CLARK       FW
-------------------------------------------------------------------------------------------------------------
IV.   GENERAL PROCEDURES
-------------------------------------------------------------------------------------------------------------
      The general work procedures listed below outline the
      work to be performed by Foster Wheeler and by the
      Owner. Procedures applicable to specific systems or
      items of equipment are covered separately in Section V.
-------------------------------------------------------------------------------------------------------------
      A.     Manufacturer or Vendor Service Assistance
-------------------------------------------------------------------------------------------------------------
             1.    Obtain the assistance of the                  X         X
                   manufacturer or vendor when necessary
                   to make a satisfactory installation as
                   agreed upon by Foster Wheeler and the
                   Owner.
-------------------------------------------------------------------------------------------------------------
             2.    Obtain the assistance of the                                                          X
                   manufacturer or vendor, as required,
                   for technical assistance during run-in
                   by the Owner's operating and
                   maintenance personnel, for training or
                   for informational and operating
                   purposes.
-------------------------------------------------------------------------------------------------------------
             3.    Furnish names and telephone numbers,          X
                   including contacts, of manufacturers and
                   vendors; technical service represen-tatives
                   for use by the Owner.
-------------------------------------------------------------------------------------------------------------
      B.     Permits
-------------------------------------------------------------------------------------------------------------
             1.    Assist the Owner in procuring all             X         X
                   permits and certifica-tions required to
                   be secured by the Owner for initial use
                   of plant.
-------------------------------------------------------------------------------------------------------------
             2.    Make applications for all permits                                          X
                   issued in the Owner's name that are required
                   for plant installation, use, occupancy, and
                   operation.
-------------------------------------------------------------------------------------------------------------
      C.     Instructions
-------------------------------------------------------------------------------------------------------------
             1.    Transmit to the Owner all applicable          X
                   vendor's or manufacturer's instructions
                   and drawings.
-------------------------------------------------------------------------------------------------------------
             2.    Provide the Owner with any special            X
                   instructions, such as the required
                   procedures for drying liners.
-------------------------------------------------------------------------------------------------------------
             3.    Maintain an adequate vendor instruction                 X                             X
                   file so that information may be readily
                   retrieved throughout plant
                   commissioning.
-------------------------------------------------------------------------------------------------------------
      D.     Removal of Rust Preventives
-------------------------------------------------------------------------------------------------------------
             1.    Provide Owner with specification of           X
                   work to be done.
-------------------------------------------------------------------------------------------------------------
             2.    Remove all rust preventives and oils                    X
                   used to protect the equipment during the
                   construction period whenever these protective
                   materials will be detrimental to operation.
-------------------------------------------------------------------------------------------------------------
             3.    Provide the Owner with a record of work                 X
                   completed.
-------------------------------------------------------------------------------------------------------------

                                                           JOB SPEC    4610-05A1
[LOGO] FOSTER WHEELER         PLANT COMPLETION             PAGE                4
       USA CORPORATION                                     REV                 2
                                                           DATE    June 14, 1999

-------------------------------------------------------------------------------------------------------------
                                                                              RESPONSIBLE PARTY
                                                                   PRE-COMMISSIONING        COMMISSIONING
                                                                   -----------------        -------------
                                                             FW ENG/      FW      CLARK
                                                              PROC      CONSTR   WITNESS    CLARK       FW
-------------------------------------------------------------------------------------------------------------
      E.     Lubricants
-------------------------------------------------------------------------------------------------------------
             1.    Provide a list of the manufacturer's          X
                   recommended lubricants for use in the
                   plant.
-------------------------------------------------------------------------------------------------------------
             2.    Approve the lubricant list.                                                 X
-------------------------------------------------------------------------------------------------------------
             3.    Provide all lubricants.                                                     X
-------------------------------------------------------------------------------------------------------------
             4.    Flush system and dispose of flushing                                        X
                   oil.
-------------------------------------------------------------------------------------------------------------
             5.    Install initial charge of all                           X
                   lubricants.
-------------------------------------------------------------------------------------------------------------
             6.    Maintain lubrication after initial                                          X
                   charge.
-------------------------------------------------------------------------------------------------------------
      F.     Packing and Seals
-------------------------------------------------------------------------------------------------------------
             1.    Install mechanical seals and                            X
                   accessories, as required.
-------------------------------------------------------------------------------------------------------------
             2.    Install permanent packing and                           X
                   accessories, as required.
-------------------------------------------------------------------------------------------------------------
             3.    Adjust and replace mechanical seals,                                        X
                   packing, and accessories, as necessary,
                   during the commissioning period.
-------------------------------------------------------------------------------------------------------------
      G.     Removal of Temporary Bracing
-------------------------------------------------------------------------------------------------------------
             1.    Remove all temporary supports, bracing,                 X
                   or other foreign objects that were
                   installed in vessels, transformers,
                   rotating machinery, or other equipment
                   to prevent damage during shipping,
                   storage, and erection and repair any
                   damage sustained.
-------------------------------------------------------------------------------------------------------------
             2.    Remove other items as specified in                      X
                   items V.C.1, V.G.8 and V.J.1 for the
                   appropriate equipment type.
-------------------------------------------------------------------------------------------------------------
      H.     Rotation and Alignment
-------------------------------------------------------------------------------------------------------------
             1.    Check rotating machinery for correct                    X
                   direction of rotation and for freedom
                   of moving parts before connecting
                   driver.
-------------------------------------------------------------------------------------------------------------
             2.    Perform cold alignment to the                           X
                   manufacturer's tolerances.
-------------------------------------------------------------------------------------------------------------
             3.    Perform hot alignment.                                                      X
-------------------------------------------------------------------------------------------------------------
             4.    Perform any doweling required.                                              X
-------------------------------------------------------------------------------------------------------------
             5.    Obtain the services of a factory                        X
                   representative to witness installation
                   of equipment, as required.
-------------------------------------------------------------------------------------------------------------
      J.     Tie-ins at Unit Limits
-------------------------------------------------------------------------------------------------------------
             1.    Prepare all systems for safe tie-ins.                                       X
-------------------------------------------------------------------------------------------------------------
             2.    Obtain approval and make the necessary                  X
                   tie-ins at the unit limits, as required
                   by the specifications and as directed
                   by the Owner.
-------------------------------------------------------------------------------------------------------------
             3.    Remove blinds, car seals and so forth,                                      X
                   as required.
-------------------------------------------------------------------------------------------------------------

                                                           JOB SPEC    4610-05A1
[LOGO] FOSTER WHEELER         PLANT COMPLETION             PAGE                5
       USA CORPORATION                                     REV                 2
                                                           DATE    June 14, 1999

-------------------------------------------------------------------------------------------------------------
                                                                              RESPONSIBLE PARTY
                                                                   PRE-COMMISSIONING        COMMISSIONING
                                                                   -----------------        -------------
                                                             FW ENG/      FW      CLARK
                                                              PROC      CONSTR   WITNESS    CLARK       FW
-------------------------------------------------------------------------------------------------------------
      K.     Leak and Pressure Tests
-------------------------------------------------------------------------------------------------------------
             1.    Provide Test pressures.                       X
-------------------------------------------------------------------------------------------------------------
             2.    Provide system test packages if               X
                   required.
-------------------------------------------------------------------------------------------------------------
             3.    Notify the Owner of the schedule for                    X
                   non-operating field leak tests or field
                   pressure tests on piping and field
                   fabricated equipment, unless otherwise
                   directed by the Owner.
-------------------------------------------------------------------------------------------------------------
             4.    Provide any special media for test                                          X
                   purposes and facilities for their
                   disposal (material only).
-------------------------------------------------------------------------------------------------------------
             5.    Conduct all tests in accordance with                    X
                   applicable codes, specifications and
                   regulations.
-------------------------------------------------------------------------------------------------------------
             6.    Witness tests.                                                              X
-------------------------------------------------------------------------------------------------------------
             7.    Maintain records, as required                 X         X
-------------------------------------------------------------------------------------------------------------
             8.    Drain of test media in accordance with                  X
                   the Owner's instructions.
-------------------------------------------------------------------------------------------------------------
             9.    Conduct all operational tightness tests.                                    X

                   Note: Individual items of equipment
                   of the following types, if pressure
                   tested in the fabricator's shop,
                   will not require retesting in the
                   field, unless specified by the
                   Owner. Such individual items of
                   equipment shall be included in the
                   testing of attendant piping systems
                   whenever practical and approved by
                   the Owner.

                   1. Shell and tube exchangers
                   2. Air cooled exchangers
-------------------------------------------------------------------------------------------------------------
      L.     Inspection
-------------------------------------------------------------------------------------------------------------
             1.    Conduct flow diagram check of installed       X         X
                   systems.
-------------------------------------------------------------------------------------------------------------
             2.    Provide inspection of the plant to                      X         X
                   verify that erected facilities conform
                   to flow diagrams, construction
                   drawings, vendor prints, and
                   specifications.
-------------------------------------------------------------------------------------------------------------
             3.    Verify that specified materials have                    X         X
                   been installed in the plant and
                   document verification to the extent
                   required by the Contract.
-------------------------------------------------------------------------------------------------------------
             4.    Verify and approve the plant inspection                                     X
                   check list. Note any exceptions on a
                   separate work order list (punch list).
-------------------------------------------------------------------------------------------------------------
             5.    Provide for special inspections, such         X         X                   X
                   as those required by insurance or
                   governmental agencies.
-------------------------------------------------------------------------------------------------------------

                                                           JOB SPEC    4610-05A1
[LOGO] FOSTER WHEELER         PLANT COMPLETION             PAGE                6
       USA CORPORATION                                     REV                 2
                                                           DATE    June 14, 1999

-------------------------------------------------------------------------------------------------------------
                                                                              RESPONSIBLE PARTY
                                                                   PRE-COMMISSIONING        COMMISSIONING
                                                                   -----------------        -------------
                                                             FW ENG/      FW      CLARK
                                                              PROC      CONSTR   WITNESS    CLARK       FW
-------------------------------------------------------------------------------------------------------------
             6.    Perform and report routine shop               X                   X
                   inspection and witness tests.
-------------------------------------------------------------------------------------------------------------
             7.    Witness final shop inspections, as            X                   X
                   desired.

                   Note: Shop inspected equipment will
                   not be reopened for inspection
                   in the field except as specifically
                   noted in Section V.A.
-------------------------------------------------------------------------------------------------------------
      M.     Pressure/Vacuum Safety Relief Devices
-------------------------------------------------------------------------------------------------------------
             1.    Provide the Owner with a list of proper       X
                   pressure settings.
-------------------------------------------------------------------------------------------------------------
             2.    If required, transfer relief devices to                 X
                   and from the Owner's specified testing
                   facility.
-------------------------------------------------------------------------------------------------------------
             3.    Factory test, adjust and tag all safety       X
                   devices and seal wherever necessary or
                   desirable.
-------------------------------------------------------------------------------------------------------------
             4.    Install all devices after testing,                      X
                   adjusting and tagging.
-------------------------------------------------------------------------------------------------------------
             5.    Clark/PACC to adjust PSV's during                                           X
                   startup.
-------------------------------------------------------------------------------------------------------------
             6.    Maintain records, as required.                                              X
-------------------------------------------------------------------------------------------------------------
      N.     Flushing and Chemical/Mechanical Cleaning
-------------------------------------------------------------------------------------------------------------
             1.    Except as noted in IV.P, V.D, V.E, V.F,
                   V.J, V.K and V.M:
-------------------------------------------------------------------------------------------------------------
                   a.    Conduct all flushing, blowing,                    X
                         and chemical/mechanical cleaning
                         operations where such operations
                         can be accomplished without using
                         permanently installed equipment.
                         Flushing by FW to include dump
                         flush only. Any labor and jumpers
                         supplied by FW.

                         NOTE: Third party chemical cleaning                                   X
                         contractor to be supplied by
                         Clark.
-------------------------------------------------------------------------------------------------------------
                   b.    Conduct all flushing and blowing                  X
                         operations where permanently installed
                         equipment must be used to obtain
                         proper line velocities.
-------------------------------------------------------------------------------------------------------------
                   c.    Provide any special media for                                         X
                         flushing and/or cleaning purposes.
-------------------------------------------------------------------------------------------------------------
                   d.    Dispose of all media in                                               X
                         accordance with the Owner's
                         instructions.
-------------------------------------------------------------------------------------------------------------
             2.    Turn systems over to the client free of                 X         X
                   trash and construction debris (not
                   necessarily free of welding slag).
-------------------------------------------------------------------------------------------------------------
             3.    Maintain records, as required.                          X                   X
-------------------------------------------------------------------------------------------------------------

                                                           JOB SPEC    4610-05A1
[LOGO] FOSTER WHEELER         PLANT COMPLETION             PAGE                7
       USA CORPORATION                                     REV                 2
                                                           DATE    June 14, 1999

-------------------------------------------------------------------------------------------------------------
                                                                              RESPONSIBLE PARTY
                                                                   PRE-COMMISSIONING        COMMISSIONING
                                                                   -----------------        -------------
                                                             FW ENG/      FW      CLARK
                                                              PROC      CONSTR   WITNESS    CLARK       FW
-------------------------------------------------------------------------------------------------------------
      P.     Temporary Screens, Strainers, and Blinds
-------------------------------------------------------------------------------------------------------------
             1.    Provide and install all required                        X
                   temporary strainers.
-------------------------------------------------------------------------------------------------------------
             2.    Clean strainers, as required, during                    X
                   circulation.
-------------------------------------------------------------------------------------------------------------
             3.    Remove strainers when system is adequately              X
                   cleaned.
-------------------------------------------------------------------------------------------------------------
             4.    Provide, install, and remove all blinds                 X
                   required for flushing.
-------------------------------------------------------------------------------------------------------------
             5.    Provide, install and remove all blinds                  X
                   required for isolation.
-------------------------------------------------------------------------------------------------------------
      Q.     Purging/Inerting
-------------------------------------------------------------------------------------------------------------
             1.    Install purge/inerting connections.                     X
-------------------------------------------------------------------------------------------------------------
             2.    Provide purge materials and conduct                                         X
                   necessary purge operations.
-------------------------------------------------------------------------------------------------------------
             3.    Provide inerting materials and                                              X
                   introduce where specified.
-------------------------------------------------------------------------------------------------------------
      R.     Drying Out
-------------------------------------------------------------------------------------------------------------
             1.    Dry out facilities, as required to                      X         X
                   prevent contamination of catalysts,
                   operating materials and/or product.
-------------------------------------------------------------------------------------------------------------
             2.    Dry out systems, refractories and                       X         X
                   linings when this drying operation is
                   to be accomplished with temporary
                   facilities such as in refractory lined
                   ducts and vessels.
-------------------------------------------------------------------------------------------------------------
             3.    Dry out systems, refractories, and                                         X
                   linings when this drying can be
                   accomplished by means of permanently
                   installed equipment such as fired
                   heaters and during startup.
-------------------------------------------------------------------------------------------------------------
      S.    Vessel Packing and Fixed Beds
-------------------------------------------------------------------------------------------------------------
             1.    Install all inert materials such as                     X         X
                   sand, gravel, balls, rings, and saddles.

                   NOTE: Loading of catalyst in                                                X
                   Hydrocracker and Naphtha
                   Hydrotreater by Clark/PACC.
-------------------------------------------------------------------------------------------------------------
             2.    Install all materials other than the                    X         X
                   materials specifically noted in Section V.
-------------------------------------------------------------------------------------------------------------
             3.    Install all mixed beds involving                        X         X
                   combinations of materials covered 1.
                   and 2. above.
-------------------------------------------------------------------------------------------------------------
             4.    Inspect vessel interior before and                      X         X
                   during loading to ensure proper
                   installation.
-------------------------------------------------------------------------------------------------------------
             5.    Maintain records as required.                                               X
-------------------------------------------------------------------------------------------------------------

                                                           JOB SPEC    4610-05A1
[LOGO] FOSTER WHEELER         PLANT COMPLETION             PAGE                8
       USA CORPORATION                                     REV                 2
                                                           DATE    June 14, 1999

-------------------------------------------------------------------------------------------------------------
                                                                              RESPONSIBLE PARTY
                                                                   PRE-COMMISSIONING        COMMISSIONING
                                                                   -----------------        -------------
                                                             FW ENG/      FW      CLARK
                                                              PROC      CONSTR   WITNESS    CLARK       FW
-------------------------------------------------------------------------------------------------------------
      T.     Housekeeping
-------------------------------------------------------------------------------------------------------------
             1.    At completion of construction, remove                   X
                   excess materials, temporary facilities,
                   and scaffolding; rough sweep or rake
                   the area; and pick up train. Washing or
                   further cleanup is not included.
-------------------------------------------------------------------------------------------------------------
             2.    After completion of construction,                                           X
                   maintain adequate housekeeping
                   practices, as required for safe
                   operation.
-------------------------------------------------------------------------------------------------------------
      U.     Maintenance, Spare Parts and Special Tools
-------------------------------------------------------------------------------------------------------------
             1.    Before and during precommissioning,                     X
                   protect equipment from normal weather
                   conditions, corrosion or damage.
-------------------------------------------------------------------------------------------------------------
             2.    After precommissioning is complete,                                         X
                   provide adequate maintenance for
                   equipment, including the cleaning of
                   strainers and the repairing of steam
                   traps.
-------------------------------------------------------------------------------------------------------------
             3.    Provide the Owner with spare parts            X
                   lists as recommended by the
                   manufacturers.
-------------------------------------------------------------------------------------------------------------
             4.    After commissioning, maintain adequate                                      X
                   spare parts and supplies.
-------------------------------------------------------------------------------------------------------------
      V.     Noise Survey
-------------------------------------------------------------------------------------------------------------
             1.    Conduct individual equipment noise                                          X
                   surveys, as required by the
                   Occupational Safety and Health
                   Administration or the Owner's
                   specifications.
-------------------------------------------------------------------------------------------------------------
             2.    Document all survey data.                                                   X
-------------------------------------------------------------------------------------------------------------
 V.   Specific Procedures

             In addition to the work responsibilities
             described in Section IV, the detailed
             procedures outlined below further define the
             work responsibilities of Foster Wheeler and
             the Owner for specific systems and items of
             equipment.
-------------------------------------------------------------------------------------------------------------
      A.     Vessels
-------------------------------------------------------------------------------------------------------------
             1.    Open vessels after erection and put in                  X         X
                   place any internals requiring field
                   installation. These internals will be
                   inspected before and after installation.
-------------------------------------------------------------------------------------------------------------
             2.    Open both internal and external manways                 X         X
                   for inspection of vessel by the Owner,
                   unless otherwise specified.
-------------------------------------------------------------------------------------------------------------
             3.    Witness inspections to the extent                                           X         X
                   desired.
-------------------------------------------------------------------------------------------------------------
             4.    Head up after proper execution of                       X                   X
                   closure Permits.
-------------------------------------------------------------------------------------------------------------
      B.     Shell and Tube Exchangers
-------------------------------------------------------------------------------------------------------------
             1.    Perform field inspection, if required,                  X
                   of exchangers that have been shop
                   tested.
-------------------------------------------------------------------------------------------------------------

                                                           JOB SPEC    4610-05A1
[LOGO] FOSTER WHEELER         PLANT COMPLETION             PAGE                9
       USA CORPORATION                                     REV                 2
                                                           DATE    June 14, 1999

-------------------------------------------------------------------------------------------------------------
                                                                              RESPONSIBLE PARTY
                                                                   PRE-COMMISSIONING        COMMISSIONING
                                                                   -----------------        -------------
                                                             FW ENG/      FW      CLARK
                                                              PROC      CONSTR   WITNESS    CLARK       FW
-------------------------------------------------------------------------------------------------------------
      C.     Air-Cooled Exchangers
-------------------------------------------------------------------------------------------------------------
             1.    Inspect exchangers to ensure that                       X
                   temporary shipping supports and erection
                   material have been removed.
-------------------------------------------------------------------------------------------------------------
             2.    Adjust fan assemblies to obtain                         X
                   specified tip clearance and test.
-------------------------------------------------------------------------------------------------------------
             3.    Check operation of louvers and                          X
                   operating linkage.
-------------------------------------------------------------------------------------------------------------
      D.     Fired Heaters
-------------------------------------------------------------------------------------------------------------
             1.    Perform pressure test in accordance                     X
                   with the applicable codes and specifications.
-------------------------------------------------------------------------------------------------------------
             2.    Provide all nonoperating prefiring                      X
                   checks in accordance with manufacturer's
                   instructions.
-------------------------------------------------------------------------------------------------------------
             3.    Blow fuel lines, check them for                         X
                   cleanliness, and connect
                   burner piping.
-------------------------------------------------------------------------------------------------------------
             4.    Check operation of registers and                        X
                   dampers, and verify position of
                   indicators.
-------------------------------------------------------------------------------------------------------------
             5.    Check operation of air preheaters,                      X
                   blowers and soot blowers.
-------------------------------------------------------------------------------------------------------------
             6.    Dry refractories during initial firing                                      X
                   by following the manufacturer's
                   temperature cycles.
-------------------------------------------------------------------------------------------------------------
             7.    Conduct boilout, chemical cleaning, and                 X
                   flushing operations as required. Dispose
                   of wastes and cleaning media. Any labor
                   and jumpers supplied by FW.

                   NOTE: Third party chemical cleaning                                         X
                   contractor to be supplied by Clark.
-------------------------------------------------------------------------------------------------------------
             8.    Obtain and charge liquid heat transfer                                      X
                   media, if required.
-------------------------------------------------------------------------------------------------------------
             9.    Conduct lightoff, drying, and purging                                       X
                   operations.
-------------------------------------------------------------------------------------------------------------
             10.   Obtain service engineer for technical                   X
                   assistance during installation, if desired.
-------------------------------------------------------------------------------------------------------------
             11.   Obtain service engineer for technical                                                 X
                   assistance during start-up if desired.
-------------------------------------------------------------------------------------------------------------
      E.     Pumps, Compressors, and Drivers
-------------------------------------------------------------------------------------------------------------
             1.    Level baseplates and soleplates and                     X
                   grout all bearing surfaces.
-------------------------------------------------------------------------------------------------------------
             2.    Alleviate any excess piping stresses                    X
                   that may be imposed on pipes,
                   compressors, and drivers.
-------------------------------------------------------------------------------------------------------------
             3.    Chemically clean any completed lube and                 X
                   seal oil system, when specified.
                   Dispose of wastes and cleaning media in
                   accordance with the Owner's
                   instructions.
-------------------------------------------------------------------------------------------------------------

                                                           JOB SPEC    4610-05A1
[LOGO] FOSTER WHEELER         PLANT COMPLETION             PAGE               10
       USA CORPORATION                                     REV                 2
                                                           DATE    June 14, 1999

-------------------------------------------------------------------------------------------------------------
                                                                              RESPONSIBLE PARTY
                                                                   PRE-COMMISSIONING        COMMISSIONING
                                                                   -----------------        -------------
                                                             FW ENG/      FW      CLARK
                                                              PROC      CONSTR   WITNESS    CLARK       FW
-------------------------------------------------------------------------------------------------------------
             4.    Charge the lube oil, seal oil, and oil                  X
                   cooling systems with flushing oil.
-------------------------------------------------------------------------------------------------------------
             5.    Circulate flushing oil through lube                     X                   X
                   oil, seal oil and oil cooling systems
                   for cleaning purposes. Dispose of any
                   flushing oil.
-------------------------------------------------------------------------------------------------------------
             6.    Make final charge of the lube oil, seal                                     X
                   oil, and oil cooling systems with the
                   operating oil recommended by the
                   manufacturer.
-------------------------------------------------------------------------------------------------------------
             7.    Operate equipment and make vibration,                                                 X
                   trip, governor, and safety device
                   checks, and any initial tests and
                   adjustments required.
-------------------------------------------------------------------------------------------------------------
             8.    Operate equipment and make vibration,                                       X
                   trip, governor, and safety device
                   checks, and any operating tests and
                   adjustments required.
-------------------------------------------------------------------------------------------------------------
             9.    Obtain the assistance of a service                      X
                   engineer for technical advise during
                   installation, if desired.
-------------------------------------------------------------------------------------------------------------
             10.   Obtain the assistance of a service                                                    X
                   engineer for technical advise during
                   startup, if desired.
-------------------------------------------------------------------------------------------------------------
             11.   Maintain records as required.                           X                   X
-------------------------------------------------------------------------------------------------------------
      F.     Tanks
-------------------------------------------------------------------------------------------------------------
             1.    After erection and installation,                        X
                   install any internals which require
                   field installation.
-------------------------------------------------------------------------------------------------------------
             2.    Test tank and internals, as required.                   X
                   Dispose of test water in accordance with
                   the Owner's instructions.
-------------------------------------------------------------------------------------------------------------
             3.    Conduct chemical cleaning or flushing                   X
                   operations, as required. Dispose of
                   wastes and cleaning media. Any labor
                   and jumpers supplied by FW.

                   NOTE: Third party chemical cleaning                                         X
                   contractor to be supplied by Clark
-------------------------------------------------------------------------------------------------------------
             4     Witness test and inspections to the                                         X
                   extent desired.
-------------------------------------------------------------------------------------------------------------
             5.    Close after proper execution of closure                 X         X
                   permits.
-------------------------------------------------------------------------------------------------------------
      G.     Piping Systems
-------------------------------------------------------------------------------------------------------------
             1.    Notify the Owner of test schedule.                      X
-------------------------------------------------------------------------------------------------------------
             2.    Hydrostatically or pneumatically test                   X
                   all piping as required by the codes and
                   specifications.
-------------------------------------------------------------------------------------------------------------
             3.    Witness field pressure tests when                                 X
                   noticed.
-------------------------------------------------------------------------------------------------------------

                                                           JOB SPEC    4610-05A1
[LOGO] FOSTER WHEELER         PLANT COMPLETION             PAGE               11
       USA CORPORATION                                     REV                 2
                                                           DATE    June 14, 1999

-------------------------------------------------------------------------------------------------------------
                                                                              RESPONSIBLE PARTY
                                                                   PRE-COMMISSIONING        COMMISSIONING
                                                                   -----------------        -------------
                                                             FW ENG/      FW      CLARK
                                                              PROC      CONSTR   WITNESS    CLARK       FW
-------------------------------------------------------------------------------------------------------------
             4.    Flush and drain system, and install                     X
                   orifice plates. Orifice plates should
                   not be installed before testing. If
                   installed, they will be removed as
                   necessary. (See Section V.J. for the
                   removal or isolation of other inline
                   components.)
-------------------------------------------------------------------------------------------------------------
             5.    Remove blinds and perform tightness                     X
                   tests, as required.
-------------------------------------------------------------------------------------------------------------
             6.    Insulate or paint flanges, threaded                     X
                   joints, or field welds after the
                   specified testing of each item has been
                   completed unless instructed otherwise
                   by the Owner.
-------------------------------------------------------------------------------------------------------------
             7.    Leave exposed all welded joints                         X
                   (longitudinal, girth, and nozzle)
                   in underground piping that have not been
                   shop tested until the specified testing has
                   been completed. This does not apply to the
                   longitudinal fabrication joint in ERW pipe.
                   After final testing of these joints, cover
                   the system.
-------------------------------------------------------------------------------------------------------------
             8.    Check pipehangers, supports, guides,                    X
                   and pipe specialties for the removal of
                   all shipping and erection stops and for
                   the correctness of cold settings for
                   the design service. Also, provide the
                   Owner with instructions for hot
                   settings.
-------------------------------------------------------------------------------------------------------------
             9.    Check pipehangers, supports, guides,                                        X
                   and pipe specialties for hot settings and make
                   minor adjustments as necessary.
-------------------------------------------------------------------------------------------------------------
             10.   Install permanent filter elements as                    X
                   required.
-------------------------------------------------------------------------------------------------------------
             11.   Verify that specified valve packing has                 X
                   provided on valves installed in the
                   plant.
-------------------------------------------------------------------------------------------------------------
             12.   Install car seals or chain locks on                                         X
                   valves where required by Engineering
                   Flow Diagrams.
-------------------------------------------------------------------------------------------------------------
             13.   Check and record position of all                                            X
                   car-sealed or chain-locked valves;
                   identify valves as specified.
-------------------------------------------------------------------------------------------------------------
             14.   Correct support, vibration, and thermal       X         X         X
                   expansion problems detected during
                   commissioning.
-------------------------------------------------------------------------------------------------------------
             15.   Retorque all hot and cold service                                           X
                   bolting during commissioning as required.
-------------------------------------------------------------------------------------------------------------
      H.     Electrical Power and Lightning Systems
-------------------------------------------------------------------------------------------------------------
             1.    Notify the Owner of the test schedule.                  X
-------------------------------------------------------------------------------------------------------------
             2.    Witness tests when notified and record                            X
                   test data if desired.
-------------------------------------------------------------------------------------------------------------

                                                           JOB SPEC    4610-05A1
[LOGO] FOSTER WHEELER         PLANT COMPLETION             PAGE               12
       USA CORPORATION                                     REV                 2
                                                           DATE    June 14, 1999

-------------------------------------------------------------------------------------------------------------
                                                                              RESPONSIBLE PARTY
                                                                   PRE-COMMISSIONING        COMMISSIONING
                                                                   -----------------        -------------
                                                             FW ENG/      FW      CLARK
                                                              PROC      CONSTR   WITNESS    CLARK       FW
-------------------------------------------------------------------------------------------------------------
             3.    Using a megohmmeter, make insulation                    X
                   tests on all wiring except lighting wiring
-------------------------------------------------------------------------------------------------------------
             4.    Using a megohmmeter, make insulation                    X
                   test on motor and transformer windings
                   from phase to phase and phase to ground.
-------------------------------------------------------------------------------------------------------------
             5.    Make grounding system tests to                          X
                   determine the continuity of connections
                   and the value of resistance to ground.
-------------------------------------------------------------------------------------------------------------
             6.    Arrange for breakdown tests on oil                      X
                   samples from oil insulated transformers
                   larger than 100 kva absolute.
-------------------------------------------------------------------------------------------------------------
             7.    Charge electrical gear with oil and/or                  X
                   other media, when required.
-------------------------------------------------------------------------------------------------------------
             8.    Perform trails and adjustments on all                   X
                   switchgear, motor control equipment and
                   generators.
-------------------------------------------------------------------------------------------------------------
             9.    Test and set switchgear and circuit                     X
                   breaker relays for proper coordination
                   as required by ENG STD 70A2.
-------------------------------------------------------------------------------------------------------------
             10.   Obtain local inspector's approval where                                     X
                   required.
-------------------------------------------------------------------------------------------------------------
             11.   Energize all substations, with approval                 X                   X
                   of the Owner, after completion of all tests.
-------------------------------------------------------------------------------------------------------------
             12.   Check phase sequence and polarity.                      X
-------------------------------------------------------------------------------------------------------------
             13.   Check installation of emergency power                   X
                   and lighting systems, including light
                   intensity.
-------------------------------------------------------------------------------------------------------------
             14.   Provide the Owner with a record of work                 X
                   completed.
-------------------------------------------------------------------------------------------------------------
             15.   Measure light intensity if required.                                        X
-------------------------------------------------------------------------------------------------------------
      J.     Instrument Systems
-------------------------------------------------------------------------------------------------------------
             1.    Conduct any nonoperating checks to                      X
                   ensure instrument operability, e.g.,
                   remove all shipping stops; check pointer
                   travels; and verify instrument capability
                   to measure, operate, and stroke in the
                   direction and manner required by the
                   process application.
-------------------------------------------------------------------------------------------------------------
             2.    Perform bench calibrate instruments                     X
                   with standard test equipment and make
                   all required adjustments and control
                   point settings.
-------------------------------------------------------------------------------------------------------------
             3.    Perform field calibration and final                                         X
                   calibration of instruments and make all
                   required adjustments and control point
                   settings.
-------------------------------------------------------------------------------------------------------------
             4.    Clean all transmission and control                      X
                   tubing by blowing with cooled and
                   filtered clean air before
                   connecting to instrument components.
-------------------------------------------------------------------------------------------------------------

                                                           JOB SPEC    4610-05A1
[LOGO] FOSTER WHEELER         PLANT COMPLETION             PAGE               13
       USA CORPORATION                                     REV                 2
                                                           DATE    June 14, 1999

-------------------------------------------------------------------------------------------------------------
                                                                              RESPONSIBLE PARTY
                                                                   PRE-COMMISSIONING        COMMISSIONING
                                                                   -----------------        -------------
                                                             FW ENG/      FW      CLARK
                                                              PROC      CONSTR   WITNESS    CLARK       FW
-------------------------------------------------------------------------------------------------------------
             5.    Clean all air-supply headers by blowing                 X
                   with clean air and check them for
                   tightness.
-------------------------------------------------------------------------------------------------------------
             6.    Leak test pneumatic control circuits                    X
                   in accordance with the latest edition of
                   ISA Recommended practice 7.1: Pneumatic
                   Control Circuit Pressure Test.
-------------------------------------------------------------------------------------------------------------
             7.    Check piping from instruments to                        X
                   process piping for tightness.
-------------------------------------------------------------------------------------------------------------
             8.    Install and connect all system hardware                 X
                   and verify their conformance to specifications
                   and design criteria for function and
                   range.
-------------------------------------------------------------------------------------------------------------
             9.    Check all electrical signals and alarm                  X
                   wiring for continuity, correct source
                   of power, and polarity.
-------------------------------------------------------------------------------------------------------------
             10.   Check thermocouples for proper joining                  X
                   of wires, position of elements in
                   wells, proper polarity, and continuity
                   of receiving instruments.
-------------------------------------------------------------------------------------------------------------
             11.   Identify orifice plates by tagging and                  X
                   deliver to the Owner.
-------------------------------------------------------------------------------------------------------------
             12.   Check and record bores of orifice                       X
                   plates and install after completion of
                   flushing operations.
-------------------------------------------------------------------------------------------------------------
             13.   Isolate or remove, if necessary, inline                 X
                   components such as control valves,
                   positive displacement meters, and
                   turbine meters for pressure testing.
                   Reinstall these items after testing the
                   system with the components removed or
                   isolated.
-------------------------------------------------------------------------------------------------------------
             14.   Isolate or remove inline components for                 X
                   flushing operations and reinstall them
                   on the completion of these operations.
-------------------------------------------------------------------------------------------------------------
             15.   Install any sealing fluids, as required.                X
-------------------------------------------------------------------------------------------------------------
             16.   Fully pressurize and energize the                                           X
                   transmitting and control signal system(s)
                   by opening process connections at primary
                   sensors and final regulators, and by
                   making control mode settings for
                   automatic operation of equipment as the
                   process unit is charged and brought on
                   stream.
-------------------------------------------------------------------------------------------------------------
             17.   Provide a schedule of recorder charts.                                      X
-------------------------------------------------------------------------------------------------------------
      K.     Water Systems (Service Wells, Cooling Towers,
             Fire Water Systems, and Sea Water Systems)
-------------------------------------------------------------------------------------------------------------
             1.    Inspect for completeness and                            X
                   correctness of installation and
                   make any nonoperating
                   checks that may be required.
-------------------------------------------------------------------------------------------------------------
             2.    Clean the cooling tower basin and                       X
                   install screens in the suction pit
                   before water circulation.
-------------------------------------------------------------------------------------------------------------

                                                           JOB SPEC    4610-05A1
[LOGO] FOSTER WHEELER         PLANT COMPLETION             PAGE               14
       USA CORPORATION                                     REV                 2
                                                           DATE    June 14, 1999

-------------------------------------------------------------------------------------------------------------
                                                                              RESPONSIBLE PARTY
                                                                   PRE-COMMISSIONING        COMMISSIONING
                                                                   -----------------        -------------
                                                             FW ENG/      FW      CLARK
                                                              PROC      CONSTR   WITNESS    CLARK       FW
-------------------------------------------------------------------------------------------------------------
             3.    Provide test pump for wells; test well                  X
                   delivery; and flush wells when wells
                   are provided by Foster Wheeler.
-------------------------------------------------------------------------------------------------------------
             4.    Flush, drain, and clean the cooling                     X
                   tower basins.
-------------------------------------------------------------------------------------------------------------
             5.    Clean intake screens after flushing.                    X
-------------------------------------------------------------------------------------------------------------
             6.    Adjust cooling tower fans to obtain                     X
                   specified tip clearance and test.
-------------------------------------------------------------------------------------------------------------
             7.    Operate fire pumps to check output of                                       X
                   systems.
-------------------------------------------------------------------------------------------------------------
             8.    Head up reservoirs, vessels, tanks, and                 X
                   other water systems equipment as required,
                   fill with water, check for leaks, and
                   flush to clean.
-------------------------------------------------------------------------------------------------------------
             9.    Provide insurance company inspection of                                     X
                   the fire system as required.
-------------------------------------------------------------------------------------------------------------
             10.   Obtain and install all required fire                                        X
                   fighting chemicals and portable
                   equipment such as hoses, fire
                   extinguishers, and related equipment.
-------------------------------------------------------------------------------------------------------------
             11.   Establish water treatment program.                                          X
-------------------------------------------------------------------------------------------------------------
             12.   Obtain the services of a water                X                             X
                   consultant to advise and monitor the
                   water treatment.
-------------------------------------------------------------------------------------------------------------
      L.     Waste Disposal
-------------------------------------------------------------------------------------------------------------
             1.    Inspect facilities for completeness and                 X
                   correctness of installation and make
                   any nonoperating checks to ensure their
                   conformance to specifications.
-------------------------------------------------------------------------------------------------------------
             2.    Operate all equipment and supply all                                        X
                   chemicals and agents related to waste
                   treatment.
-------------------------------------------------------------------------------------------------------------
             3.    Obtain the services of a waste                X                             X
                   treatment consultant to advise and
                   monitor the system operation.
-------------------------------------------------------------------------------------------------------------
      M.    Buildings and Accessories
-------------------------------------------------------------------------------------------------------------
             1.    Check installation of buildings and                     X
                   accessories, including all heating,
                   ventilating, and air-cooling equipment,
                   to ensure their completeness and
                   conformance to specifications.
-------------------------------------------------------------------------------------------------------------
             2.    As required, obtain certification that                                      X
                   all plumbing and elevator installations
                   comply with local government
                   regulations.
-------------------------------------------------------------------------------------------------------------
             3.    Operate heating, ventilating, and air                   X
                   conditioning units and make all
                   performance tests.
-------------------------------------------------------------------------------------------------------------
             4.    Obtain certificate for occupancy and                                        X
                   use, if required.
-------------------------------------------------------------------------------------------------------------

                                                           JOB SPEC    4610-05A1
[LOGO] FOSTER WHEELER         PLANT COMPLETION             PAGE               15
       USA CORPORATION                                     REV                 2
                                                           DATE    June 14, 1999

-------------------------------------------------------------------------------------------------------------
                                                                              RESPONSIBLE PARTY
                                                                   PRE-COMMISSIONING        COMMISSIONING
                                                                   -----------------        -------------
                                                             FW ENG/      FW      CLARK
                                                              PROC      CONSTR   WITNESS    CLARK       FW
-------------------------------------------------------------------------------------------------------------
      N.     Miscellaneous Equipment (Agitators, Mixers,
             Rotary Filters, Weigh Scales, and Materials
             Handling Equipment)
-------------------------------------------------------------------------------------------------------------
             1.    Fully assemble rotary filters except                    X
                   the final filter media (cloth, precoat,
                   or screen)
-------------------------------------------------------------------------------------------------------------
             2.    Install all final filter media.                                             X
-------------------------------------------------------------------------------------------------------------
             3.    Level and calibrate weigh scales with                   X
                   the assistance of the manufacturer's
                   representative and set tare weights
                   possible.
-------------------------------------------------------------------------------------------------------------
             4.    Manually check materials handling                       X
                   equipment for freedom and direction of
                   movement.
-------------------------------------------------------------------------------------------------------------
             5.    Check clearance on materials handling                   X
                   equipment.
-------------------------------------------------------------------------------------------------------------
             6.    Make all final adjustments during                                           X
                   run-in and conduct any performance
                   tests required.
-------------------------------------------------------------------------------------------------------------
             7.    Obtain service engineer for technical                                                 X
                   assistance during installation or
                   startup, if desired.
-------------------------------------------------------------------------------------------------------------
             8.    As required, obtain certification that                  X
                   all lifting and materials handling
                   installations and other items of
                   equipment comply with government
                   regulations. Example: Gantry Crane
                   System and Elevator.
-------------------------------------------------------------------------------------------------------------

                              CONTRACT SCHEDULE 1.7

                              TURNKEY SPECIFICATION

The Turnkey Specification, which serves to define the scope of the Port Arthur Heavy Oil Upgrade Project for the CONTRACT, is presented in separate attached volumes as listed below.

Volume I    General
            1.  Project Description and Overall Block Flow
            2.  Basic Engineering Design Data
            3.  Project Specifications
            4.  Project Drawing Index
            5.  Project Requisitions Index

Volume II   Delayed Coker and Vapor Recovery Unit
            1.  Process Design
                1.1  Introduction
                1.2  Design Basis
                1.3  Description of Flow
                1.4  Summary of Utility and Chemical Requirements
                1.5  Process Flow Diagrams and Material Balance Sheets
            2.0  Process Specifications
                2.1  Equipment and Piping Specialty Item Lists
                2.2  Vessels
                2.3  Heat Transfer Equipment
                2.4  Mechanical Equipment
                2.5  Miscellaneous Equipment, Filters and Strainers and
                     Skid Units
                2.6  Coke Handling Equipment
                2.7  Instrumentation
            3.0 Drawings
                3.1  Plot Plans
                3.2  General Engineering Flow Diagrams
                3.3  Engineering Flow Diagrams
                3.4  Auxiliary Flow Diagrams
                3.5  Utility Flow Diagrams
                3.6  LPG (C3/C4) Treater Package
                3.7  Design Pressure / Temperature Diagrams
                3.8  Material of Construction Diagrams
                3.9  Line Classification Lists

Volume III  Hydrocracker (similar content as above)
Volume IV   Sulfur Recovery Unit
Volume V    Amine Treatment Unit and Sour Water Stripper
Volume VI   Coker Tankage, Flare, Cooling Tower and Interconnecting Piping

                             CONTRACT SCHEDULE 2.4.2

                                   CONSUMABLES

Requirements for catalysts and initial-fill chemicals are defined in the Technical Specification (Schedule 1.7) for each of the process units and are compiled on the pages that follow.

Lube oils as required, for the lube oil users on the attached equipment lists.

                                                                REF.:  13-004611
    [LOGO] FOSTER WHEELER USA CORPORATION                       UNIT:  DCU-843
                                                                DATE:  JUNE1999
                                                                PAGE:  1.4-24
                                                                REV.:  1

            DELAYED COKER AND VAPOR RECOVERY UNIT

      1.0 PROCESS DESIGN

            1.4 Summary of Utility and Chemical Requirements

                  1.4.2 Consumption and Production (Cont'd)

                              Chemical Consumption

Item No.  Service                    Chemical                   Consumption

SK-4015   De-Emulsifier Injection    EC2345A or equivalent      3,250 Gal/yr
          Package

SK-4500   Antifoam Injection Package EC9019A or equivalent      10,000 Gal/yr

                            Catalyst Consumption

Item No.  Service                   Catalyst                   Consumption

R-9600    Di-Olefin Reactor         TK-437 NiMo or Equivalent  780 ft/3/2 Yrs

R-9650    Silica Reactor            TK-437 NiMo or Equivalent  3,440 ft/3/Yr

                          C(3)/C(4) Treater Consumption

Item No.  Service                   Description                Consumption

SK-6700   C(3)/C(4) Treater           Solvent (Naphtha)          1.5 GPM (2)

SK-6700   C(3)/C(4) Treater           Fresh Caustic (Dry)        0.4 GPM (2)
                                                               (4,590 gal
                                                                Initial Fill)

SK-6700   C(3)/C(4) Treater           Caustic Regeneration       0.4 Lb/day (2)
                                      Catalyst                 (17.5 Lbs Initial
                                                                Charge)

(1)   Maximum simultaneous load.

(2)   Denotes estimated consumption for equipment not specified by Process.

-----------------------------------------------------------------------------------------------
                   Clark Refining company - Port Arthur, Texas
                            Catalyst Loading Summary

        Reactor No: R-1000              Units of Volume are in ft3
        Reactor I.D. = 15 ft            Units of Depth are In ft
        Estimated T-T = 92 ft           Units of Weight are in lb

-----------------------------------------------------------------------------------------------
                                                                            Loading   Predicted
         Reactor Position        Type       Vol%   Volume   Weight   Depth   Method   Densities
-----------------------------------------------------------------------------------------------
Bed 1
        Guard Layer          SA-5518          -       88      5632    0.5     Sock        64
        HDM                  ICR 122 ZSB      -      495     14850    2.8     Sock        30
        HDM                  ICR 132 NAQ      -      530     18020    3.0     Sock        34
        Support Catalyst     ICR 114 ZF       -       88      4312    0.5     Sock        49
-----------------------------------------------------------------------------------------------
Bed 2
        Active Catalyst      ICR 135 KAQ    3.2      353     14826    2.0    Dense        42
        Active Catalyst      ICR 154 KF     6.4      707     43127    4.0    Dense        61
        Support Catalyst     ICR 114ZF        -       88      4312    0.5     Sock        49
-----------------------------------------------------------------------------------------------
Bed 3
        Active Catalyst      ICR 141 L32   14.5     1590     84270    9.0    Dense        53
        Support Catalyst     ICR 114ZF                88      4312    0.5     Sock        49
-----------------------------------------------------------------------------------------------
Bed 4
        Active Catalyst      ICR 141L34    16.9     1856     96512   10.5    Dense        52
        Support Catatyst     ICR 114ZF        -       88      4312    0.5     Sock        49
-----------------------------------------------------------------------------------------------
Bed 5
        Active Catalyst      ICR 141L34    19.3     2121    110292   12.0                 52
        Support Catalyst     ICR 114ZF        -       88      4312    0.5     Sock        49
-----------------------------------------------------------------------------------------------
Bed 6
        Active Catalyst      ICR 141L34    19.3     2121    110292   12.0                 52
        Support Catalyst     ICR 114ZF        -       88      4312    0.5     Sock        49
-----------------------------------------------------------------------------------------------
Bed 7
        Active Catalyst      ICR 141L38    14.7     1626     82926     92     Dense       51
        Mercaptan Catalyst   ICR 154KF      5.7      628     37052    3.5     Dense       59
        Support Catalyst     ICR 114ZF        -      176      8624            Sock        49
-----------------------------------------------------------------------------------------------
Totals  Guard Layer          SA-5518                  88      5632
        Demet                ICR 122 ZSB             495     14850
        Demet                ICR 132 NAQ             530     18020
        Active Catalyst      ICR 135 KAQ    3.2      353     14826
        Active Catalyst      ICR 154 KF    12.1     1335     80179
        Active Catalyst      ICR 141L32    14.5     1590     84270
        Active Catalyst      ICR 141L34    55.4     6098    317096
        Active Catalyst      ICR 141L38    14.7     1626     82926
        Support Catalyst     ICR 114ZF        -      704     34496
-----------------------------------------------------------------------------------------------

     All values below Include - 5 % contingency rounded to the nearest supersack

        SA-5518                         6,000 lbs.
        ICR 122 ZSB                    15,600 lbs.
        ICR 132 NAQ                    19,500 lbs.
        ICR 135 KAQ                    16,200 lbs.
        ICR 154 KF                     97,200 lbs.     (Stage 1 + 2 total)
        ICR 141L32                     88,200 lbs.
        ICR 141L34                    333,000 lbs.
        ICR 141L38                    108,000 lbs.
        ICR 210L                       93,500 lbs.     (Stage 2)
        ICR 114ZF                      45,900 lbs.     (Stage 1 + 2 total)

-----------------------------------------------------------------------------------------------
                   Clark Refining Company - Port Arthur, Texas
                            Catalyst Loading Summary

        Reactor No: R-2000              Units of Volume are in ft3
        Reactor I.D. = 9 ft             Units of Depth are In ft
        Estimated T-T = 58ft            Units of Weight are in lb

-----------------------------------------------------------------------------------------------
                                                                            Loading   Predicted
         Reactor Position        Type       Vol%   Volume   Weight   Depth   Method   Densities
-----------------------------------------------------------------------------------------------
Bed 1
        Active Catalyst      ICR 141L38    14.4      382     19482   6.0      Dense       51
        Support Catalyst     ICR 114ZF        -       32      1568   0.5       Sock       49
-----------------------------------------------------------------------------------------------
Bed 2
        Active Catalyst      ICR 210L      19.0      503     21629   7.9       Dense      43
        Support Catalyst     ICR 114ZF        -       32      1568   0.5        Sock      49
-----------------------------------------------------------------------------------------------
Bed 3
        Active Catalyst      ICR 210L      19.0      503     21629   7.9       Dense      43
        Support Catalyst     ICR 114ZF        -       32      1568   0.5        Sock      49
-----------------------------------------------------------------------------------------------
Bed 4
        Active Catalyst      ICR 210L      19.0      503     21629   7.9       Dense      43
        Support Catalyst     ICR 1I4ZF       -        32      1568   0.5        Sock      49
-----------------------------------------------------------------------------------------------
Bed 5
        Active Catalyst      ICR 210L      21.4      566     24338   8.9       Dense      43
        Mercaptan Catalyst   ICR 154KF     7.1       187     11407   3.0       Dense      61
        Support Catalyst     ICR 114ZF       -        50      2450              Sock      49
-----------------------------------------------------------------------------------------------
Totals  Active Catalyst      ICR 210L      78.5     2075     89225
        Active Catalyst      ICR 154KF     7.1       187     11407
        Active Catalyst      ICR 141L38    14.4      382     19482
        Support Catalyst     ICR 114ZF       -       178      8722
-----------------------------------------------------------------------------------------------

                     SPC CHEMICAL AND CATALYST REQUIREMENTS
                                                                     Page 1 of 2

     SRU 545
------------------------------------------------------------------------------------------------------------------------------------
Equipment                  Description                            Type   Supplier            0n-site Quantity
------------------------------------------------------------------------------------------------------------------------------------
No. 1 Claus Reactor        Alumina Oxide Catalyst                S-501   Alcoa               117,600 lbs (2,352 cil. ft.)
------------------------------------------------------------------------------------------------------------------------------------
No. 2 Claus Reactor        Alumina Oxide Catalyst                S-201   Alcoa               108,200 lbs (2,352 cu. ft.)
------------------------------------------------------------------------------------------------------------------------------------
No. 3 Claus Reactor        Alumina Oxide Catalyst                S-201   Alcoa               108,200 lbs (2,352 cu. ft.)
------------------------------------------------------------------------------------------------------------------------------------
SCOT Reactor               Ni-Mo on Alumina Base                   534   Criterion            75,000 lbs (1,600 cu. ft.)
------------------------------------------------------------------------------------------------------------------------------------
SCOT Solvent               Amine                                  MDEA   Huntsman             21,000 gal. (Loss: 0.143 gpm) Note 1
------------------------------------------------------------------------------------------------------------------------------------
SCOT ph Control Chemical   Caustic 34 (degrees) Baume'            NaOH   Van Water & Roger     2,l00 gal (Usage: 0.97 gpm)
------------------------------------------------------------------------------------------------------------------------------------
BFW Treatment Chemical     Polymer                             AP-0200   Betz-Dearborn           500 gal (50lb/day or 5.88 gpd)
------------------------------------------------------------------------------------------------------------------------------------
BFW Treatment Chemical     0(2) Scavenger                      OS-2001   Betz-Dearborn           500 gal (30lb/day or 3.33 gpd)
------------------------------------------------------------------------------------------------------------------------------------
BFW Treatment Chemical     Neutralizing Amine Filmer           NA-2440   Betz-Dearborn           500 gal (25lb/day or 3.05 gpd)
------------------------------------------------------------------------------------------------------------------------------------
Note 1: MDEA is purchased at 100% concentration and is diluted to a 45%
        concentration with steam condensate for the process.

     DCU 843
------------------------------------------------------------------------------------------------------------------------------------
Equipment                  Description                            Type   Supplier            0n-site Quantity
------------------------------------------------------------------------------------------------------------------------------------
Silica Removal Reactor     Alumina Based Only                      TBD   TBD                 160,000 lbs (4,396 cu. ft.)
------------------------------------------------------------------------------------------------------------------------------------
Di-Olefin Reactor          Ni-Mo on Alumina Base                   TBD   TBD                  30,000 lbs (800 cu. ft.)
------------------------------------------------------------------------------------------------------------------------------------
LPG Mercaptan Treater      Caustic                                NaOH   By Refinery           5,000 gal (0.5 GPD)
------------------------------------------------------------------------------------------------------------------------------------
Coke Drums                 Anti-foam                     ProChem 6A60C   Betz-Dearborn         2,000 gal (Usage: 16 gpd)
------------------------------------------------------------------------------------------------------------------------------------
Blowdown System            De-emulsifier               EC-2345A or eq.   Nalco-Exxon           1,000 gal (Usage: 9 gpd)
------------------------------------------------------------------------------------------------------------------------------------

     HCU 942
------------------------------------------------------------------------------------------------------------------------------------
Equipment                  Description                            Type   Supplier            0n-site Quantity
------------------------------------------------------------------------------------------------------------------------------------
Stage No. 1 & 2 Reactors   Zeolite/Ni Mo Combination        ICR Series   Chevron             823,100 lbs
------------------------------------------------------------------------------------------------------------------------------------
Catalyst Presulfiding      DMDS                         Chemical Grade   Elf-Atochem               0 lbs (as needed by truck) Note 2
------------------------------------------------------------------------------------------------------------------------------------
Catalyst Presulfiding      Tri-butylamine               Chemical Grade   To be determined          0 lbs (as needed by truck) Note 3
------------------------------------------------------------------------------------------------------------------------------------

Note 2: Catalyst changeout with an anticipated life of 2 years minimum, requires 120,000 lbs of DMDS for presulfiding

Note 3: Catalyst changeout with an anticipated life of 2 years minimum, requires 12263 gallons of Tri-butyl amine

        JAG
       03/07/ 1999

                     SPC CHEMICAL AND CATALYST REQUIREMENTS
                                                                     Page 1 of 2

     ATU 7841
------------------------------------------------------------------------------------------------------------------------------------
Equipment                  Description                 Type              Supplier            0n-site Quantity
------------------------------------------------------------------------------------------------------------------------------------
Solvent                    Amine                       MDEA              Huntsman            125,000 gal (Note 4)
------------------------------------------------------------------------------------------------------------------------------------
Note 4: MDEA is purchased at 100% concentration and is diluted to a 45%
        concentration with steam condensate for the process.

      SWS 8747
------------------------------------------------------------------------------------------------------------------------------------
Equipment                  Description                 Type              Supplier            0n-site Quantity
------------------------------------------------------------------------------------------------------------------------------------
Not Applicable (Note 5)
------------------------------------------------------------------------------------------------------------------------------------
Note 5 - No chemicals or catalysts are required. The design provides for future caustic injection, if required. Facilities to inject caustic will be provide if operating experience with the SWS indicates the need for pH control.

      COOLING TOWER - P.S. 432
------------------------------------------------------------------------------------------------------------------------------------
Equipment                  Description                 Type              Supplier            0n-site Quantity (Note 6)
------------------------------------------------------------------------------------------------------------------------------------
Cooling Water System       Chlorine                    Commercial        Dixie Chemical        3 - 1 Ton cylinder (18.7 lb/day)
------------------------------------------------------------------------------------------------------------------------------------
Cooling Water System       Biocide                        BD-1500        Betz-Dearborn           550 gal (7 gal/month)
------------------------------------------------------------------------------------------------------------------------------------
Cooling Water System       Phosphate                      DN-2300        Betz-Dearborn           500 gal (14 gal/day)
------------------------------------------------------------------------------------------------------------------------------------
Cooling Water System       Inhibitor                      DN-2102        Betz-Dearborn          1000 gal (4 gal/day)
------------------------------------------------------------------------------------------------------------------------------------

Note 6: Chemical addition based on normal water circulating rate of 18,677 gpm with 93 (degrees) F supply and 115 (degrees) F return temperatures.

JAG
03/08/1999

HCU 942 CATALYST
Catalyst Type       PDP Design    Cat. Agreement      TBA          DMDS
                    LBS           LBS                 Gal          LBS

SA-5517                    5655            6000
ICR - 122 Z5B             14844           15600
ICR 132 NAQ               18025           19500
ICR 135 KAQ               14844           16200
ICR 141 L32               84293           88200       1852.2
ICR 141 L34              317026          333000         6993
ICR 141 L38              102381          108000         2268
ICR 154 KF                92833           97200
ICR 210L                  89179           93500      1150.05
ICR 114ZF                 43290           45900
Total                    782370          823100     12263.25       120000

8522 East 61st Street                              TELEPHONE NO.: (918) 250-8522
Tulsa, Oklahoma 74133                              FACSIMILE NO.: (918)250-6915

                               TELEFAX TRANSMITTAL
TO:      Moustafa El-Khashab                       DATE TRANSMITFED: 6/22/99
COMPANY: Foster Wheeler USA Corp.                  LOCATION:         Houston, TX
FAX NO.: 281-597-3377
FROM:    Scott Lewis                               NO. OF PAGES:     1

REFERENCE: Clark SRU 545, Job No. 98- 926, PQ/FW-151
SUBJECT:   Quantities of Catalyst

Dear Moustafa,

Included in our proposal is the Catalyst for the SRU Reactors and the SCOT Catalyst. Our proposal estimated that 325,000 lbs of La Roche S-201 would be required for the SRU Reactors and 81,500 lbs of Criterion 534 SH would be used in the SCOT Reactor. The initial fill of these Catalysts have been included in our pricing.

The solvent utilized in the SCOT unit is approximately 45 wt% MDEA. Our design circulation rate is around 770 gpm. We estimate the initial system fill will require 16,000 gallons. We do not have a current price for MDEA, but a call to UCARSOL or Dow Spec could probably provide you with pricing. We have NOT included any charge of solvent in our proposal

I trust this is the information that you requested.

Sincerely,


/s/ J. Scott Lewis

    J. Scott Lewis
    Project Manager

cc: File 3926-2.10

       Problems with transmission? Please call operator @ (918) 250-8522.

=================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                    EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:  Coker Area
-----------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                         REVISION                          ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                         DATE:                            12-Jun-98
-----------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                P&ID NO.   REQN. NO     P.O. NO.
=================================================================================================================
TOWERS        843- T-5200        Coker Fractionator                           021/022     1111-A       PH-6
-----------------------------------------------------------------------------------------------------------------
              843-T-5230/40      LCGO/HCGO Stripper                               023     1111-G       PH-19

-----------------------------------------------------------------------------------------------------------------
DRUMS         843- D-1100        Coke Drum                                        002     1131-A       PH-2
-----------------------------------------------------------------------------------------------------------------
              843- D-1200        Coke Drum                                        004     1131-A       PH-2
-----------------------------------------------------------------------------------------------------------------
              843- D-2100        Coke Drum                                        005     1131-A       PH-2
-----------------------------------------------------------------------------------------------------------------
              843- D-2200        Coke Drum                                        007     1131-A       PH-2
-----------------------------------------------------------------------------------------------------------------
              843- D-3100        Coke Drum                                        008     1131-A       PH-2
-----------------------------------------------------------------------------------------------------------------
              843- D-3200        Coke Drum                                        010     1131-A       PH-2
-----------------------------------------------------------------------------------------------------------------
              843- D-1010        Deleted
-----------------------------------------------------------------------------------------------------------------
              843- D-1025        Deleted
-----------------------------------------------------------------------------------------------------------------
              843- D-2010        Deleted
-----------------------------------------------------------------------------------------------------------------
              843- D-3010        Deleted
-----------------------------------------------------------------------------------------------------------------
              843- D-1020        Fuel Gas K.O. Drum                               054     1131-K       PH-33
-----------------------------------------------------------------------------------------------------------------
              843- D-1130        Deleted
-----------------------------------------------------------------------------------------------------------------
              843- D-4000        Coker Blowdown Drum                              038     1131-C       PH-14
-----------------------------------------------------------------------------------------------------------------
              843- D-4010        Blowdown Settling Drum                           043     1131-G       PH-12
-----------------------------------------------------------------------------------------------------------------
              843- D-4020        Water Seal Drum                                  043     1131-L       PH-33
-----------------------------------------------------------------------------------------------------------------
              843- D-4030        Coke Condensate Drum                             011     1131-F       PH-19
-----------------------------------------------------------------------------------------------------------------
              843- D-5210        Fractionator Overhead Drum                       036     1131-E       PH-12
-----------------------------------------------------------------------------------------------------------------
              843- D-5245        Steam Blowdown Drum                              031     1131-J       PH-19
-----------------------------------------------------------------------------------------------------------------
              843- D-5246        Deleted
-----------------------------------------------------------------------------------------------------------------
              843- D-7000        Deleted
-----------------------------------------------------------------------------------------------------------------
              843- D-7050        Flushing Oil Coalescer                           161     1131-0       PH-76
-----------------------------------------------------------------------------------------------------------------

TANKS         843- TK-4100       Decoking Water Tank                              045     2141-A       PH-50
-----------------------------------------------------------------------------------------------------------------
              843- TK- 8010      Sludge Tank                                      069     2141-B
-----------------------------------------------------------------------------------------------------------------
              843- TK-4015       De-Emulsifier Tank                               071
-----------------------------------------------------------------------------------------------------------------
              843- TK-4500       Antifoam Injection Tank                          070
-----------------------------------------------------------------------------------------------------------------
              843- TK-4167       Lube Oil Sump                                            1394-A       PH-8

-----------------------------------------------------------------------------------------------------------------
EXCHANGERS    843- E-4001        Blowdown Drum Heater                             038     1211-D       PH-l8
-----------------------------------------------------------------------------------------------------------------
              843-E-4167A/B      Lube Oil Cooler                                  148     1394-A       PH-8
=================================================================================================================


=================================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                      UNIT
        HOUSTON, TEXAS           SECTION:  Coker Area                     DELAYED COKER
---------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                                 1          2        3         4        5       6
LOCATION: PORT ARTHUR, TEXAS                                              07/06/98  07/28/98  10/02/98  11/16/98  2/3/99  4/1/99
---------------------------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                          REMARKS                            REV
=================================================================================================================================
TOWERS        843- T-5200        Coker Fractionator                        18'-O" top; 22-0" bottom  ID x 12'-6" T-T        2
---------------------------------------------------------------------------------------------------------------------------------
              843-T-5230/40      LCGO/HCGO Stripper                         6'-0" ID x 53'-0" T-T                          3

---------------------------------------------------------------------------------------------------------------------------------
DRUMS         843- D-1100        Coke Drum                                 28'-O" ID x109'-9" F/F                          1
---------------------------------------------------------------------------------------------------------------------------------
              843- D-1200        Coke Drum                                 28'-O" ID x 109'-9" F/F                         1
---------------------------------------------------------------------------------------------------------------------------------
              843- D-2100        Coke Drum                                 28'-0" ID x 109'-9" F/F                         1
---------------------------------------------------------------------------------------------------------------------------------
              843- D-2200        Coke Drum                                 28'-0" x 109'-9" F/F                            1
---------------------------------------------------------------------------------------------------------------------------------
              843- D-3100        Coke Drum                                 28'-0" ID x 109'-9" F/F                         1
---------------------------------------------------------------------------------------------------------------------------------
              843- D-3200        Coke Drum                                 28'-0" ID x 109'-9" F/F                         1
---------------------------------------------------------------------------------------------------------------------------------
              843- D-1010        Deleted                                                                                   5
---------------------------------------------------------------------------------------------------------------------------------
              843- D-1025        Deleted                                                                                   5
---------------------------------------------------------------------------------------------------------------------------------
              843- D-2010        Deleted                                                                                   5
---------------------------------------------------------------------------------------------------------------------------------
              843- D-3010        Deleted                                                                                   5
---------------------------------------------------------------------------------------------------------------------------------
              843- D-1020        Fuel Gas K.O. Drum                         6'-6" ID x 15'-0" T-T                          4
---------------------------------------------------------------------------------------------------------------------------------
              843- D-1130        Deleted                                                                                   2
---------------------------------------------------------------------------------------------------------------------------------
              843- D-4000        Coker Blowdown Drum                       15'-0" ID x 55'-0" T-T                          3
---------------------------------------------------------------------------------------------------------------------------------
              843- D-4010        Blowdown Settling Drum                    11'-O" ID x 47'-0" T-T                          3
---------------------------------------------------------------------------------------------------------------------------------
              843- D-4020        Water Seal Drum                            6'-0" ID x 12'-0" T-T                          4
---------------------------------------------------------------------------------------------------------------------------------
              843- D-4030        Coke Condensate Drum                       6'-0" ID x 10'-0" T-T                          3
---------------------------------------------------------------------------------------------------------------------------------
              843- D-5210        Fractionator Overhead                      15-0" ID x 30'-0" T-T                          3
---------------------------------------------------------------------------------------------------------------------------------
              843- D-5245        Steam Blowdown Drum                        2'-6" ID x 6'-0" T-T                           3
---------------------------------------------------------------------------------------------------------------------------------
              843- D-5246        Deleted                                                                                   3
---------------------------------------------------------------------------------------------------------------------------------
              843- D-7000        Deleted                                                                                   3
---------------------------------------------------------------------------------------------------------------------------------
              843- D-7050        Flushing Oil Coalescer                    Size by vendor 0-10" od X 5'-4" T-T             6
---------------------------------------------------------------------------------------------------------------------------------

TANKS         843- TK-4100       Decoking Water Tank                       60'-0" Dia. x 60'-0" High                       5
---------------------------------------------------------------------------------------------------------------------------------
              843- TK- 8010      Sludge Tank                               16'-0" Dia x 26'- 0" High                       4
---------------------------------------------------------------------------------------------------------------------------------
              843- TK-4015       De-Emulsifier Tank                        Furnished by Clark for SK-4015                  4
---------------------------------------------------------------------------------------------------------------------------------
              843- TK-4500       Antifoam Injection Tan                    Furnished by Clark for SK-4500                  5
---------------------------------------------------------------------------------------------------------------------------------
              843- TK-4167       Lube Oil Sump                             Part of Lube Oil Console (N-4167).              4
                                                                           Supplied with Wet Gas Compressor, K-6300
---------------------------------------------------------------------------------------------------------------------------------
EXCHANGERS    843- E-4001        Blowdown Drum Heater                      Stub-In Heater                                  2
---------------------------------------------------------------------------------------------------------------------------------
              843-E-4167A/B      Lube Oil Cooler                           Part of Lube Oil Console (N-4167)               4
---------------------------------------------------------------------------------------------------------------------------------
                                                                           Supplied with Coke Cutting Pump, P-4110
=================================================================================================================================

=================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                    EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:  Coker Area
-----------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                         REVISION                          ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                         DATE:                            12-Jun-98
-----------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                P&ID NO.  REQN. NO.  P.O. NO.
=================================================================================================================
              843- E-5231A/B     LCGO/BFW Exchanger                               033     1221-A       PH-22
-----------------------------------------------------------------------------------------------------------------
              843- E-5241        HCGO Product/Steam Genrtr                        029     1211-K       PH-34
-----------------------------------------------------------------------------------------------------------------
              843- E-5251A-F     HCGO PA/Feed Exchanger                           027     1211-F       PH-18
-----------------------------------------------------------------------------------------------------------------
              843- E-5252        HCGO PA/Steam Generator                          029     1211-L       PH-34
-----------------------------------------------------------------------------------------------------------------
              843- E-1001        Air preheater                                    060     1242-A       PH-3
-----------------------------------------------------------------------------------------------------------------
              843- E-2001        Air Preheater                                    062     1242-A       PH-3
-----------------------------------------------------------------------------------------------------------------
              843- E-3001        Air Preheater                                    064     1242-A       PH-3
-----------------------------------------------------------------------------------------------------------------
              843- E-1002        Air Tempering Steam Coil                         060     1242-A       PH-3
-----------------------------------------------------------------------------------------------------------------
              843- E-2002        Air Tempering Steam Coil                         062     1242-A       PH-3
-----------------------------------------------------------------------------------------------------------------
              843- E-3002        Air Tempering Steam Coil                         064     1242-A       PH-3

AIR           843- C-4010A-H     Blowdown Condenser                           041/042     1231-A       PH-17
-----------------------------------------------------------------------------------------------------------------
COOLERS       843- C-4050        Blowdown Circulating Oil Cooler                  040     1231-B       PH-17
-----------------------------------------------------------------------------------------------------------------
              843- C-5210A-L     Fractionator OH Condenser                    034/035     1231-C       PH-17
-----------------------------------------------------------------------------------------------------------------
              843- C-5232A/B     LCGO Product Cooler                              033     1231-F       PH-17
-----------------------------------------------------------------------------------------------------------------
              843- C-5233A-C     LCGO Pumparound cooler                           028     1231-G       PH-17
-----------------------------------------------------------------------------------------------------------------
              843- C-5243A-D     HCGO Product Cooler                              032     1231-H       PH-17
-----------------------------------------------------------------------------------------------------------------
              843- C-7000        Deleted
-----------------------------------------------------------------------------------------------------------------

HEATERS       843 F- 1000        Coker Heater                                     013     1242-A       PH-3
-----------------------------------------------------------------------------------------------------------------
              843 F- 2000        Coker Heater                                     015     1242-A       PH-3
-----------------------------------------------------------------------------------------------------------------
              843 F- 3000        Coker Heater                                     017     1242-A       PH-3
-----------------------------------------------------------------------------------------------------------------
              843 F- 1000S       MP Steam Coil                                    075     1242-A       PH-3
-----------------------------------------------------------------------------------------------------------------
              843 F- 2000S       MP Steam Coil                                    076     1242-A       PH-3
-----------------------------------------------------------------------------------------------------------------
              843 F- 3000S       MP Steam Coil                                    077     1242-A       PH-3
-----------------------------------------------------------------------------------------------------------------

FANS          843- K-1001        Forced Draft Fan                                 060     1242-A       PH-3
-----------------------------------------------------------------------------------------------------------------
              843- K-2001        Forced Draft Fan                                 062     1242-A       PH-3
-----------------------------------------------------------------------------------------------------------------
              843- K-3001        Forced Draft Fan                                 064     1242-A       PH-3
-----------------------------------------------------------------------------------------------------------------
              843- K-1002        Induced Draft Fan                                060     1242-A       PH-3
-----------------------------------------------------------------------------------------------------------------
              843- K-2002        Induced Draft Fan                                062     1242-A       PH-3
-----------------------------------------------------------------------------------------------------------------
              843- K-3002        Induced Draft Fan                                064     1242-A       PH-3
=================================================================================================================


================================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                     UNIT
        HOUSTON, TEXAS           SECTION:  Coker Area                    DELAYED COKER
--------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                                1          2        3         4        5       6
LOCATION: PORT ARTHUR, TEXAS                                             07/06/98  07/28/98  10/02/98  11/16/98  2/3/99  4/1/99
--------------------------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                         REMARKS                            REV
================================================================================================================================
              843- E-5231A/B     LCGO/BFW Exchanger                       Double Pipe                                     4
--------------------------------------------------------------------------------------------------------------------------------
              843- E-5241        HCGO Product/Steam Genrtr                                                                4
--------------------------------------------------------------------------------------------------------------------------------
              843- E-5251A-F     HCGO PA/Feed Exchanger                                                                   4
--------------------------------------------------------------------------------------------------------------------------------
              843- E-5252        HCGO PA/Steam Generator                                                                  4
--------------------------------------------------------------------------------------------------------------------------------
              843- E-1001        Air preheater                            Supplied with F-1000                            2
--------------------------------------------------------------------------------------------------------------------------------
              843- E-2001        Air Preheater                            Supplied with F-2000                            2
--------------------------------------------------------------------------------------------------------------------------------
              843- E-3001        Air Preheater                            Supplied with F-3000                            2
--------------------------------------------------------------------------------------------------------------------------------
              843- E-1002        Air Tempering Steam Coil                 Supplied with F-1000                            2
--------------------------------------------------------------------------------------------------------------------------------
              843- E-2002        Air Tempering Steam Coil                 Supplied with F-2000                            2
--------------------------------------------------------------------------------------------------------------------------------
              843- E-3002        Air Tempering Steam Coil                 Supplied with F-3000                            2

AIR           843- C-4010A-H     Blowdown Condenser                                                                       3
--------------------------------------------------------------------------------------------------------------------------------
COOLERS       843- C-4050        Blowdown Circulating Oil Cooler                                                          3
--------------------------------------------------------------------------------------------------------------------------------
              843- C-5210A-L     Fractionator OH Condenser                                                                3
--------------------------------------------------------------------------------------------------------------------------------
              843- C-5232A/B     LCGO Product Cooler                                                                      3
--------------------------------------------------------------------------------------------------------------------------------
              843- C-5233A-C     LCGO Pumparound cooler                                                                   3
--------------------------------------------------------------------------------------------------------------------------------
              843- C-5243A-D     HCGO Product Cooler                                                                      3
--------------------------------------------------------------------------------------------------------------------------------
              843- C-7000        Deleted                                                                                  3
--------------------------------------------------------------------------------------------------------------------------------

HEATERS       843 F- 1000        Coker Heater                                                                             1
--------------------------------------------------------------------------------------------------------------------------------
              843 F- 2000        Coker Heater                                                                             1
--------------------------------------------------------------------------------------------------------------------------------
              843 F- 3000        Coker Heater                                                                             1
--------------------------------------------------------------------------------------------------------------------------------
              843 F- 1000S       MP Steam Coil                            Supplied with F-1000                            2
--------------------------------------------------------------------------------------------------------------------------------
              843 F- 2000S       MP Steam Coil                            Supplied with F-2000                            2
--------------------------------------------------------------------------------------------------------------------------------
              843 F- 3000S       MP Steam Coil                            Supplied with F-3000                            2
--------------------------------------------------------------------------------------------------------------------------------

FANS          843- K-1001        Forced Draft Fan                         Supplied with F-1000                            2
--------------------------------------------------------------------------------------------------------------------------------
              843- K-2001        Forced Draft Fan                         Supplied with F-2000                            2
--------------------------------------------------------------------------------------------------------------------------------
              843- K-3001        Forced Draft Fan                         Supplied with F-3000                            2
--------------------------------------------------------------------------------------------------------------------------------
              843- K-1002        Induced Draft Fan                        Supplied with F-1000                            2
--------------------------------------------------------------------------------------------------------------------------------
              843- K-2002        Induced Draft Fan                        Supplied with F-2000                            2
--------------------------------------------------------------------------------------------------------------------------------
              843- K-3002        Induced Draft Fan                        Supplied with F-3000                            2
================================================================================================================================

================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                    EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:  Coker Area
----------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                         REVISION                          ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                         DATE:                            12-Jun-98
----------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                P&ID NO.  REQN. NO.  P.O. NO.
================================================================================================================
PUMPS         843- P-1000A/B/C   Heater Charge Pump                               019     1311-B       PH-11
----------------------------------------------------------------------------------------------------------------
              843- P-401OA/B     Blowdown Sour Water Pump                         044     1311-K       PH-25
----------------------------------------------------------------------------------------------------------------
              843- P-4015A/B     De-Emulsifier Pump                               071     1315-A       PH-75
----------------------------------------------------------------------------------------------------------------
              843- P-4020A/B     Slop Oil Pump                                    044     1311-L       PH-25
----------------------------------------------------------------------------------------------------------------
              843- P-4030        Coke Condensate Pump                             012     1311-D       PH-25
----------------------------------------------------------------------------------------------------------------
              843- P-4050A/B     Biowdown Circulating Oil Pump                    039     1311-M       PH-24
----------------------------------------------------------------------------------------------------------------
              843- P-4110        Coke Cutting Pump                                046     1394-A       PH-8
----------------------------------------------------------------------------------------------------------------
              843- P-4120A/B     Quench Water Pump                                045     1311-C       PH-10
----------------------------------------------------------------------------------------------------------------
              843- P-4130A-D     Clear Water Pump                                 050     1311 -E      PH-9
----------------------------------------------------------------------------------------------------------------
              843- P-4167A/B     Lube Oil Pumps                                   148     1394-A       PH-8

----------------------------------------------------------------------------------------------------------------
              843- P-4500A/B/C   Antifoam Injection Pump                          070     1315-B       PH-75
----------------------------------------------------------------------------------------------------------------
              843- P-4600A/B     Oily Water Sump Pump                             142     1311-DD
----------------------------------------------------------------------------------------------------------------
              843- P-5210A/B     Fractionator Sour Water Pump                     037     1311-N       PH-25
----------------------------------------------------------------------------------------------------------------
              843- P-5220A/B     Unstabilized Naphtha Pump                        037     1311-P       PH-24
----------------------------------------------------------------------------------------------------------------
              843- P-5225A/B     Fractionator Reflux Pump                         036     1311-Q       PH-25
----------------------------------------------------------------------------------------------------------------
              843- P-5230A/B     LCGO Product Pump                                024     1311-F       PH-25
----------------------------------------------------------------------------------------------------------------
              843- P-5231 A/B    LCGO Pumparound Pump                             028     1311-R       PH-25
----------------------------------------------------------------------------------------------------------------
              843- P-5232A/B     Sponge Oil Pump                                  111     1311-J       PH-24
----------------------------------------------------------------------------------------------------------------
              843- P-5240A/B     HCGO Product Pump                                024     1311 G       PH-25
----------------------------------------------------------------------------------------------------------------
              843- P-5250A/B     HCGO Pumparound Pump                             025     1311-H       PH-25
----------------------------------------------------------------------------------------------------------------
              843- P-5260        Recirculation Pump                               020     1311-A       PH-10
----------------------------------------------------------------------------------------------------------------
              843- P-7000A/B     Deleted
----------------------------------------------------------------------------------------------------------------
              843- P-8010A/B     Oily Sludge injection Pump                       069     1313-A       PH-27
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
SPECIAL       843-M-4035A/B      Coke Condensate Strainer                         012     1354-A       PH-82
----------------------------------------------------------------------------------------------------------------
EQUIPMENT     843-M-4050A/B      Blowdown Circulating Oil Strnr                   039     1354-B       PH-82
----------------------------------------------------------------------------------------------------------------
              843-M-4167A/B      Lube Oil Filters                                         1394A        PH-8

----------------------------------------------------------------------------------------------------------------
              843-M-5240A/B      Quench/Wash Oil Strainer                         026     1354-C       PH-82
----------------------------------------------------------------------------------------------------------------
              843-M-5260A/B      Recirculatlon Strainer                           020     1354-D       PH-82
----------------------------------------------------------------------------------------------------------------
              843-M-7000A/B      Seal Oil Filter (LCGO)                           162     1354-A       PH-79
================================================================================================================


================================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                     UNIT
        HOUSTON, TEXAS           SECTION:  Coker Area                    DELAYED COKER
--------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                                1          2        3         4        5       6
LOCATION: PORT ARTHUR, TEXAS                                               07/06/98  07/28/98  10/02/98  11/16/98  2/3/99  4/1/99
--------------------------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                         REMARKS                            REV
================================================================================================================================
PUMPS         843- P-1000A/B/C   Heater Charge Pump                                                                        3
--------------------------------------------------------------------------------------------------------------------------------
              843- P-4010A/B     Blowdown Sour Water Pump                                                                  3
--------------------------------------------------------------------------------------------------------------------------------
              843- P-4015A/B     De-Emulsifier Pump                       Part of SK-4015                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- P-4020A/B     Slop Oil Pump                                                                             3
--------------------------------------------------------------------------------------------------------------------------------
              843- P-4030        Coke Condensate Pump                                                                      3
--------------------------------------------------------------------------------------------------------------------------------
              843- P-4050A/B     Biowdown Circulating Oil Pump                                                             5
--------------------------------------------------------------------------------------------------------------------------------
              843- P-4110        Coke Cutting Pump                                                                         3
--------------------------------------------------------------------------------------------------------------------------------
              843- P-4120A/B     Quench Water Pump                                                                         3
--------------------------------------------------------------------------------------------------------------------------------
              843- P-4130A-D     Clear Water Pump                                                                          3
--------------------------------------------------------------------------------------------------------------------------------
              843- P-4167A/B     Lube Oil Pumps                           Part of Lube Oil Console (N-4167)                4
                                                                          Supplied with Coke Cutting Pump P-4110
--------------------------------------------------------------------------------------------------------------------------------
              843- P-4500A/B/C   Antifoam Injection Pump                  Part of SK-45OO                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- P-4600A/B     Oily Water Sump Pump                     HOLD                                             6
--------------------------------------------------------------------------------------------------------------------------------
              843- P-5210A/B     Fractionator Sour Water Pump                                                              3
--------------------------------------------------------------------------------------------------------------------------------
              843- P-5220A/B     Unstabilized Naphtha Pump                                                                 4
--------------------------------------------------------------------------------------------------------------------------------
              843- P-5225A/B     Fractionator Ref lux Pump                                                                 3
--------------------------------------------------------------------------------------------------------------------------------
              843- P-5230A/B     LCGO Product Pump                                                                         3
--------------------------------------------------------------------------------------------------------------------------------
              843- P-5231 A/B    LCGO Pumparound Pump                                                                      3
--------------------------------------------------------------------------------------------------------------------------------
              843- P-5232A/B     Sponge Oil Pump                                                                           3
--------------------------------------------------------------------------------------------------------------------------------
              843- P-5240A/B     HCGO Product Pump                                                                         3
--------------------------------------------------------------------------------------------------------------------------------
              843- P-5250A/B     HCGO Pumparound Pump                                                                      3
--------------------------------------------------------------------------------------------------------------------------------
              843- P-5260        Recirculation Pump                                                                        3
--------------------------------------------------------------------------------------------------------------------------------
              843- P-7000A/B     Deleted                                                                                   3
--------------------------------------------------------------------------------------------------------------------------------
              843- P-8010A/B     Oily Sludge injection Pump                                                                4
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
SPECIAL       843-M-4035A/B      Coke Condensate Strainer                                                                  6
--------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT     843-M-4050A/B      Blowdown Circulating Oil Strnr                                                            5
--------------------------------------------------------------------------------------------------------------------------------
              843-M-4167A/B      Lube Oil Filters                         Part of Lube Oil Console (N-4167)                4
                                                                          Supplied with Coke Cutting Pump, P-4110
--------------------------------------------------------------------------------------------------------------------------------
              843-M-5240A/B      Quench/Wash Oil Strainer                                                                  6
--------------------------------------------------------------------------------------------------------------------------------
              843-M-5260A/B      Recirculatlon Strainer                                                                    6
--------------------------------------------------------------------------------------------------------------------------------
              843-M-7000A/B      Seal Oil Filter (LCGO)                                                                    6
================================================================================================================================

=================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                    EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:  Coker Area
-----------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                         REVISION                          ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                         DATE:                            12-Jun-98
-----------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                P&ID NO.  Inq.or Req.#  P.O. NO.
=================================================================================================================
              843- M-701OA/B     Seal Oil Filter (HCGO)                           162     1354-B       PH-79
-----------------------------------------------------------------------------------------------------------------
              843- S-5241        Deleted
-----------------------------------------------------------------------------------------------------------------
              843- S-5252        Deleted
-----------------------------------------------------------------------------------------------------------------
              843- M-1001        Coker Switch Valve                               003     1919-D       PH-37
-----------------------------------------------------------------------------------------------------------------
              843- M-2001        Coker Switch Valve                               006     1919-D       PH-37
-----------------------------------------------------------------------------------------------------------------
              843- M-3001        Coker Switch Valve                               009     1919-D       PH-37
-----------------------------------------------------------------------------------------------------------------
              843- M-1100        Bottom Unheading Device                                  1397-A       PH-42
-----------------------------------------------------------------------------------------------------------------
              843- M-1200        Bottom Unheading Device                                  1397-A       PH-42
-----------------------------------------------------------------------------------------------------------------
              843- M-2100        Bottom Unheading Device                                  1397-A       PH-42
-----------------------------------------------------------------------------------------------------------------
              843- M-2200        Bottom Unheading Device                                  1397-A       PH-42
-----------------------------------------------------------------------------------------------------------------
              843- M-3100        Bottom Unheading Device                                  1397-A       PH-42
-----------------------------------------------------------------------------------------------------------------
              843- M-3200        Bottom Unheading Device                                  1397-A       PH-42
-----------------------------------------------------------------------------------------------------------------
              843- M-1010        Hydraulic Power Unit                                     1397-A       PH-42
-----------------------------------------------------------------------------------------------------------------
              843- M-1101        Deleted
-----------------------------------------------------------------------------------------------------------------
              843- M-1201        Deleted
-----------------------------------------------------------------------------------------------------------------
              843- M-2101        Deleted
-----------------------------------------------------------------------------------------------------------------
              843- M-2201        Deleted
-----------------------------------------------------------------------------------------------------------------
              843- M-3101        Deleted
-----------------------------------------------------------------------------------------------------------------
              843- M-3201        Deleted
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
MISCELLAN     843- N-1100        Coke Drum Vent Silencer                          002     1591-MA      PH-69
-----------------------------------------------------------------------------------------------------------------
              843- N-1200        Coke Drum Vent Silencer                          004     1591-MA      PH-69
-----------------------------------------------------------------------------------------------------------------
              843- N-2100        Coke Drum Vent Silencer                          005     1591-MA      PH-69
-----------------------------------------------------------------------------------------------------------------
              843- N-2200        Coke Drum Vent Silencer                          007     1591-MA      PH-69
-----------------------------------------------------------------------------------------------------------------
              843- N-3100        Coke Drum Vent Silencer                          008     1591-MA      PH-69
-----------------------------------------------------------------------------------------------------------------
              843- N-3200        Coke Drum Vent Silencer                          010     1591-MA      PH-69
-----------------------------------------------------------------------------------------------------------------
              843- N-1001        Deleted
-----------------------------------------------------------------------------------------------------------------
              843- N-2001        Deleted
-----------------------------------------------------------------------------------------------------------------
              843- N-3001        Deleted
-----------------------------------------------------------------------------------------------------------------
              843- N-1002        Forced Draft Fan Silencer                        060     1242-A       PH-3
-----------------------------------------------------------------------------------------------------------------
              843- N-2002        Forced Draft Fan Silencer                        062     1242-A       PH-3
-----------------------------------------------------------------------------------------------------------------
              843- N-3002        Forced Draft Fan Silencer                        064     1242-A       PH-3
=================================================================================================================



================================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                     UNIT
        HOUSTON, TEXAS           SECTION:  Coker Area                    DELAYED COKER
--------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                                1          2        3         4        5       6
LOCATION: PORT ARTHUR, TEXAS                                             07/06/98  07/28/98  10/02/98  11/16/98  2/3/99  4/1/99
--------------------------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                         REMARKS                            REV
================================================================================================================================
              843- M-701OA/B     Seal Oil Filter (HCGO)                                                                   6
--------------------------------------------------------------------------------------------------------------------------------
              843- S-5241        Deleted                                                                                  1
--------------------------------------------------------------------------------------------------------------------------------
              843- S-5252        Deleted                                                                                  1
--------------------------------------------------------------------------------------------------------------------------------
              843- M-1001        Coker Switch Valve                                                                       5
--------------------------------------------------------------------------------------------------------------------------------
              843- M-2001        Coker Switch Valve                                                                       5
--------------------------------------------------------------------------------------------------------------------------------
              843- M-3001        Coker Switch Valve                                                                       5
--------------------------------------------------------------------------------------------------------------------------------
              843- M-1100        Bottom Unheading Device                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- M-1200        Bottom Unheading Device                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- M-2100        Bottom Unheading Device                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- M-2200        Bottom Unheading Device                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- M-3100        Bottom Unheading Device                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- M-3200        Bottom Unheading Device                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- M-1010        Hydraulic Power Unit                                                                     5
--------------------------------------------------------------------------------------------------------------------------------
              843- M-1101        Deleted
--------------------------------------------------------------------------------------------------------------------------------
              843- M-1201        Deleted
--------------------------------------------------------------------------------------------------------------------------------
              843- M-2101        Deleted
--------------------------------------------------------------------------------------------------------------------------------
              843- M-2201        Deleted
--------------------------------------------------------------------------------------------------------------------------------
              843- M-3101        Deleted
--------------------------------------------------------------------------------------------------------------------------------
              843- M-3201        Deleted
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
MISCELLAN     843- N-1100        Coke Drum Vent Silencer                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- N-1200        Coke Drum Vent Silencer                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- N-2100        Coke Drum Vent Silencer                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- N-2200        Coke Drum Vent Silencer                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- N-3100        Coke Drum Vent Silencer                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- N-3200        Coke Drum Vent Silencer                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- N-1001        Deleted                                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- N-2001        Deleted                                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- N-3001        Deleted                                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- N-1002        Forced Draft Fan Silencer                Supplied with K-1001                            5
--------------------------------------------------------------------------------------------------------------------------------
              843- N-2002        Forced Draft Fan Silencer                Supplied with K-2001                            5
--------------------------------------------------------------------------------------------------------------------------------
              843- N-3002        Forced Draft Fan Silencer                Supplied with K-3001                            5
================================================================================================================================

================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                    EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:  Coker Area
----------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                         REVISION                          ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                         DATE:                            12-Jun-98
----------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                P&ID NO.  Inq.or Req.#  P.O. NO.
================================================================================================================
              843- N-4100A/B     Coke Handling Bucket Crane                               1362-A       PH-31
----------------------------------------------------------------------------------------------------------------
              843- N-4110        Coke Hopper & Grizzly                                    1345-A
----------------------------------------------------------------------------------------------------------------
              843- N-4120        Deleted
----------------------------------------------------------------------------------------------------------------
              843- N-4130        Not used
----------------------------------------------------------------------------------------------------------------
              843- N-4140        Deleted
----------------------------------------------------------------------------------------------------------------
              843- N-4150A/B     Deleted
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
              843- N-4160A-F     Decoking Bypass Valve                            046     1394-A       PH-8
----------------------------------------------------------------------------------------------------------------
              843- N-4161A-F     Boring and Cutting Tools                     047/8/9     1394-A       PH-8
----------------------------------------------------------------------------------------------------------------
              843- N-4162A-F     Drill Stem                                   047/8/9     1394-A       PH-8
----------------------------------------------------------------------------------------------------------------
              843- N-4163A-F     Rotary Joint                                 047/8/9     1394-A       PH-8
----------------------------------------------------------------------------------------------------------------
              843- N-4164A-F     Reversible Drum Hoist                        047/8/9     1394-A       PH-8
----------------------------------------------------------------------------------------------------------------
              843- N-4165A-F     Rotary Drilling Hoses                        047/8/9     1394-A       PH-8
----------------------------------------------------------------------------------------------------------------
              843- N-4166        Hoist Control Console                                    1394-A       PH-8
----------------------------------------------------------------------------------------------------------------
              843- N-4167        Lube Oil Console for P-4110                      148     1394-A       PH-8
----------------------------------------------------------------------------------------------------------------
              843- N-4170        Oil Mist Generator System                                1393-A
----------------------------------------------------------------------------------------------------------------
              843- N-1000        Elevator                                                 1493-A       PH-64
----------------------------------------------------------------------------------------------------------------
              843- X-1110        Deleted
----------------------------------------------------------------------------------------------------------------
              843- X-1210        Deleted
----------------------------------------------------------------------------------------------------------------
              843- X-2110        Deleted
----------------------------------------------------------------------------------------------------------------
              843- X-2210        Deleted
----------------------------------------------------------------------------------------------------------------
              843- X-3110        Deleted
----------------------------------------------------------------------------------------------------------------
              843- X-3210        Deleted
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
              843- N-2401        Deleted
----------------------------------------------------------------------------------------------------------------
              843- N-2903        Deleted
----------------------------------------------------------------------------------------------------------------
              843- N-4401        Deleted
----------------------------------------------------------------------------------------------------------------
              843- N-8010        Sludge Tank Mixer                                 69     1391-A
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
SKID UNITS    843- SK-4500       Antifoam Injection Skid                          070     1315-B       PH-75
----------------------------------------------------------------------------------------------------------------
              843- SK-4015       De-Emulsifier Skid                               071     1315-A       PH-75
----------------------------------------------------------------------------------------------------------------
BUILDINGS     843- B-1001        Fuel Gas & H2S Analyzer Shield
----------------------------------------------------------------------------------------------------------------
              843- B-2001        Deleted
----------------------------------------------------------------------------------------------------------------
              843- B-3001        Deleted
================================================================================================================


================================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                     UNIT
        HOUSTON, TEXAS           SECTION:  Coker Area                    DELAYED COKER
--------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                               1          2        3         4        5       6
LOCATION: PORT ARTHUR, TEXAS                                             07/06/98  07/28/98  10/02/98  11/16/98  2/3/99  4/1/99
--------------------------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                         REMARKS                            REV
================================================================================================================================
              843- N-4100A/B     Coke Handling Bucket Crane                                                               5
--------------------------------------------------------------------------------------------------------------------------------
              843- N-4110        Coke Hopper & Grizzly                                                                    4
--------------------------------------------------------------------------------------------------------------------------------
              843- N-4120        Deleted                                                                                  3
--------------------------------------------------------------------------------------------------------------------------------
              843- N-4130        Not used                                                                                 3
--------------------------------------------------------------------------------------------------------------------------------
              843- N-4140        Deleted                                                                                  3
--------------------------------------------------------------------------------------------------------------------------------
              843- N-4150A/B     Deleted                                                                                  5
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
              843- N-4160A-F     Decoking Bypass Valve                    Part of Coke Cutting Pump (P-4110) Pckg.        3
--------------------------------------------------------------------------------------------------------------------------------
              843- N-4161A-F     Boring and Cutting Tools                 Part of Coke Cutting Pump (P-4110) Pckg.        3
--------------------------------------------------------------------------------------------------------------------------------
              843- N-4162A-F     Drill Stem                               Part of Coke Cutting Pump (P-4110) Pckg.        3
--------------------------------------------------------------------------------------------------------------------------------
              843- N-4163A-F     Rotary Joint                             Part of Coke Cutting Pump (P-4110) Pckg.        3
--------------------------------------------------------------------------------------------------------------------------------
              843- N-4164A-F     Reversible Drum Hoist                    Part of Coke Cutting Pump (P-4110) Pckg.        3
--------------------------------------------------------------------------------------------------------------------------------
              843- N-4165A-F     Rotary Drilling Hoses                    Part of Coke Cutting Pump (P-4110) Pckg.        3
--------------------------------------------------------------------------------------------------------------------------------
              843- N-4166        Hoist Control Console                    Part of Coke Cutting Pump (P-4110) Pckg.        3
--------------------------------------------------------------------------------------------------------------------------------
              843- N-4167        Lube Oil Console for P-4110              Part of Coke Cutting Pump (P-4110) Pckg.        4
--------------------------------------------------------------------------------------------------------------------------------
              843- N-4170        Oil Mist Generator System                To be revised as a D&E Package                  3
--------------------------------------------------------------------------------------------------------------------------------
              843- N-1000        Elevator                                                                                 4
--------------------------------------------------------------------------------------------------------------------------------
              843- X-1110        Deleted                                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- X-1210        Deleted                                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- X-2110        Deleted                                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- X-2210        Deleted                                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- X-3110        Deleted                                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- X-3210        Deleted                                                                                  5
--------------------------------------------------------------------------------------------------------------------------------

              843- N-2401        Deleted                                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- N-2903        Deleted                                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- N-4401        Deleted                                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- N-8010        Sludge Tank Mixer                                                                        6
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
SKID UNITS    843- SK-4500       Antifoam Injection Skid                                                                  6
--------------------------------------------------------------------------------------------------------------------------------
              843- SK-4015       De-Emulsifier Skid                                                                       6
--------------------------------------------------------------------------------------------------------------------------------
BUILDINGS     843- B-1001        Fuel Gas & H2S Analyzer Shield           By Instruments                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- B-2001        Deleted                                                                                  5
--------------------------------------------------------------------------------------------------------------------------------
              843- B-3001        Deleted                                                                                  5
================================================================================================================================

================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                    EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:  Coker Area
----------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                         REVISION                          ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                         DATE:                            12-Jun-98
----------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                P&ID NO.  Inq.or Req.#  P.O. NO.
================================================================================================================
DRIVERS       843- CM-4010A1-H1  Motors for C-4010A-H                         041/042     1231-A       PH-17
----------------------------------------------------------------------------------------------------------------
              843- CM-4010A2-H2  Motors for C-4010A-H                         041/042     1231-A       PH-17
----------------------------------------------------------------------------------------------------------------
              843- CM-4050 - 1   Motors for C-4050                                040     1231-B       PH-17
----------------------------------------------------------------------------------------------------------------
              843- CM-4050 - 2   Motors for C-4050                                040     1231-B       PH-17
----------------------------------------------------------------------------------------------------------------
              843- CM-5210A1-L1  Motors for C-5210A-L                         034/035     1231-C       PH-17
----------------------------------------------------------------------------------------------------------------
              843- CM-5210A2-L2  Motors for C-5210A-L                         034/035     1231-C       PH-17
----------------------------------------------------------------------------------------------------------------
              843- CM-5232A1-B1  Motors for C-5232A-B                             033     1231-F       PH-17
----------------------------------------------------------------------------------------------------------------
              843- CM-5232A2-B2  Motors for C-5232A-B                             033     1231-F       PH-17
----------------------------------------------------------------------------------------------------------------
              843- CM-5233A1-C1  Motors for C-5233A-C                             023     1231-G       PH-17
----------------------------------------------------------------------------------------------------------------
              843- CM-5233A2-C2  Motors for C-5233A-C                             023     1231-G       PH-17
----------------------------------------------------------------------------------------------------------------
              843- CM-5243A1-D1  Motors for C-5243A-D                             032     1231-H       PH-17
----------------------------------------------------------------------------------------------------------------
              843- CM-5243A2-D2  Motors for C-5243A-D                             032     1231-H       PH-17
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
              843- KM-1001       Motor for K-1001                                 060     1242-A       PH-3
----------------------------------------------------------------------------------------------------------------
              843- KM-2001       Motor for K-2001                                 062     1242-A       PH-3
----------------------------------------------------------------------------------------------------------------
              843- KM-3001       Motor for K-3001                                 064     1242-A       PH-3
----------------------------------------------------------------------------------------------------------------
              843- KM-1002       Motor for K-1002                                 060     1242-A       PH-3
              843- KM-2002       Motor for K-2002                                 062     1242-A       PH-3
----------------------------------------------------------------------------------------------------------------
              843- KM-3002       Motor for K-3002                                 064     1242-A       PH-3
----------------------------------------------------------------------------------------------------------------

              843- PM-1000A/B/C  Motor for P-1000A/B/C                            019     1311-B       PH-11
----------------------------------------------------------------------------------------------------------------
              843- PM-4010A/B    Motor for P-4010A/B                              044     1311-K       PH-25
----------------------------------------------------------------------------------------------------------------
              843- PM-4015A/B    Motor for P-4015A/B                              071     1315-A       PH-75
----------------------------------------------------------------------------------------------------------------
              843- PM-4020A/B    Motor for P-4020A/B                              044     1311-L       PH-25
----------------------------------------------------------------------------------------------------------------
              843- PM-4030       Motor for P-4030                                 012     1311-D       PH-25
----------------------------------------------------------------------------------------------------------------
              843- PM-4050A/B    Motor for P-4050A/B                              039     1311-M       PH-24
----------------------------------------------------------------------------------------------------------------
              843- PM-4110       Motor for P-4110                                 046     1394-A       PH-8
----------------------------------------------------------------------------------------------------------------
              843- PM-4120A/B    Motor for P-4120A/B                              045     1311-C       PH-10
----------------------------------------------------------------------------------------------------------------
              843- PM-4130A-D    Motor for P-5130A-D                              050     1311-E       PH-9
----------------------------------------------------------------------------------------------------------------
              843- PM-4167A/B    Motor for P-4167AB                                       1394-A       PH-8
----------------------------------------------------------------------------------------------------------------
              843- PM-4500A/B    Motor for P-4500A/B                              070     1315-B       PH-75
================================================================================================================


================================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                     UNIT
        HOUSTON, TEXAS           SECTION:  Coker Area                    DELAYED COKER
--------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                                1          2        3         4        5       6
LOCATION: PORT ARTHUR, TEXAS                                             07/06/98  07/28/98  10/02/98  11/16/98  2/3/99  4/1/99
--------------------------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                         REMARKS                            REV
================================================================================================================================
DRIVERS       843- CM-4010A1-H1  Motors for C-4010A-H                                                                      5
--------------------------------------------------------------------------------------------------------------------------------
              843- CM-4010A2-H2  Motors for C-4010A-H                                                                      5
--------------------------------------------------------------------------------------------------------------------------------
              843- CM-4050 - 1   Motors for C-4050                                                                         5
--------------------------------------------------------------------------------------------------------------------------------
              843- CM-4050 - 2   Motors for C-4050                                                                         5
--------------------------------------------------------------------------------------------------------------------------------
              843- CM-5210A1-L1  Motors for C-5210A-L                                                                      5
--------------------------------------------------------------------------------------------------------------------------------
              843- CM-5210A2-L2  Motors for C-5210A-L                                                                      5
--------------------------------------------------------------------------------------------------------------------------------
              843- CM-5232A1-B1  Motors for C-5232A-B                                                                      5
--------------------------------------------------------------------------------------------------------------------------------
              843- CM-5232A2-B2  Motors for C-5232A-B                                                                      5
--------------------------------------------------------------------------------------------------------------------------------
              843- CM-5233A1-C1  Motors for C-5233A-C                                                                      5
--------------------------------------------------------------------------------------------------------------------------------
              843- CM-5233A2-C2  Motors for C-5233A-C                                                                      5
--------------------------------------------------------------------------------------------------------------------------------
              843- CM-5243A1-D1  Motors for C-5243A-D                                                                      5
--------------------------------------------------------------------------------------------------------------------------------
              843- CM-5243A2-D2  Motors for C-5243A-D                                                                      5
--------------------------------------------------------------------------------------------------------------------------------

              843- KM-1001       Motor for K-1001                         Supplied with F-1000                             2
--------------------------------------------------------------------------------------------------------------------------------
              843- KM-2001       Motor for K-2001                         Supplied with F-2000                             2
--------------------------------------------------------------------------------------------------------------------------------
              843- KM-3001       Motor for K-3001                         Supplied with F-3000                             2
--------------------------------------------------------------------------------------------------------------------------------
              843- KM-1002       Motor for K-1002                         Supplied with F-1000                             2
              843- KM-2002       Motor for K-2002                         Supplied with F-2000                             2
--------------------------------------------------------------------------------------------------------------------------------
              843- KM-3002       Motor for K-3002                         Supplied with F-3000                             2
--------------------------------------------------------------------------------------------------------------------------------

              843- PM-1000A/B/C  Motor for P-1000A/B/C                                                                     3
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-4010A/B    Motor for P-4010A/B                                                                       3
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-4015A/B    Motor for P-4015A/B                                                                       6
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-4020A/B    Motor for P-4020A/B                                                                       3
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-4030       Motor for P-4030                                                                          3
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-4050A/B    Motor for P-4050A/B                                                                       3
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-4110       Motor for P-4110                                                                          3
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-4120A/B    Motor for P-4120A/B                                                                       3
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-4130A-D    Motor for P-5130A-D                                                                       3
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-4167A/B    Motor for P-4167AB                                                                        4
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-4500A/B    Motor for P-4500A/B                                                                       6
================================================================================================================================


================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                    EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:  Coker Area
----------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                         REVISION                          ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                         DATE:                            12-Jun-98
----------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                P&ID NO.  Inq.or Req.#  P.O. NO.
================================================================================================================
              843- PM-4600A/B    Motor for P-4600                                         1311-DD
----------------------------------------------------------------------------------------------------------------
              843- PM-5210A/B    Motor for P-5210A/B                              037     1311-N       PH-25
----------------------------------------------------------------------------------------------------------------
              843- PM-5220A/B    Motor for P-5220A/B                              037     1311-P       PH-24
----------------------------------------------------------------------------------------------------------------
              843- PM-5225A/B    Motor for P-5225A/B                              036     1311-Q       PH-25
----------------------------------------------------------------------------------------------------------------
              843- PM-5230A/B    Motor for P-5230A/B                              024     1311-F       PH-25
----------------------------------------------------------------------------------------------------------------
              843- PM-5231 A/B   Motor for P-5231A/B                              028     1311-R       PH-25
----------------------------------------------------------------------------------------------------------------
              843- PM-5232A/B    Motor for P-5232A/B                              111     1311-J       PH-24
----------------------------------------------------------------------------------------------------------------
              843- PM-5240A/B    Motor for P-5240A/B                              024     1311-G       PH-25
----------------------------------------------------------------------------------------------------------------
              843- PM-5250A/B    Motor for P-5250A/B                              025     1311-H       PH-25
----------------------------------------------------------------------------------------------------------------
              843- PM-5260       Motor for P-5260                                 020     1311-A       PH-10
----------------------------------------------------------------------------------------------------------------
              843- PM-8010A/B    Motor for P-8010A/B                              069     1313-A       PH-27
================================================================================================================


================================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                     UNIT
        HOUSTON, TEXAS           SECTION:  Coker Area                    DELAYED COKER
--------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                                1          2        3         4        5       6
LOCATION: PORT ARTHUR, TEXAS                                             07/06/98  07/28/98  10/02/98  11/16/98  2/3/99  4/1/99
--------------------------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                         REMARKS                            REV
================================================================================================================================
              843- PM-4600A/B    Motor for P-4600                         HOLD                                            6
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-5210A/B    Motor for P-5210A/B                                                                      3
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-5220A/B    Motor for P-5220A/B                                                                      4
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-5225A/B    Motor for P-5225A/B                                                                      3
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-5230A/B    Motor for P-5230A/B                                                                      3
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-5231 A/B   Motor for P-5231A/B                                                                      3
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-5232A/B    Motor for P-5232A/B                                                                      3
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-5240A/B    Motor for P-5240A/B                                                                      3
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-5250A/B    Motor for P-5250A/B                                                                      3
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-5260       Motor for P-5260                                                                         3
--------------------------------------------------------------------------------------------------------------------------------
              843- PM-8010A/B    Motor for P-8010A/B                                                                      4
================================================================================================================================


================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                    EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:  GAS PLANT
----------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                         REVISION                          ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                         DATE:                            12-Jun-98
----------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                P&ID NO.  Inq.or Req.#  P.O. NO.
================================================================================================================
TOWERS        843- T-6400/50     Absorber/ Stripper                           107/109     1111-B       PH-14
----------------------------------------------------------------------------------------------------------------
              843- T-6480        Sponge Absorber                                  112     1111-C       PH-14
----------------------------------------------------------------------------------------------------------------
              843- T-6500        Debutanizer                                      115     1111-D       PH-14
----------------------------------------------------------------------------------------------------------------
              843- T-6600        C3/C4 Splitter                                   122     1111-E       PH-14
----------------------------------------------------------------------------------------------------------------
              843- T-6750        Oxidizer Tower                                   120      111-A       PH-58
----------------------------------------------------------------------------------------------------------------
              843- T-6825        Coker Product Gas Amine                          113     1111-F       PH-14
                                    Scrubber
----------------------------------------------------------------------------------------------------------------
              843- T-6850        C3/C4 Amine Contactor                            119     1111-H       PH-19
----------------------------------------------------------------------------------------------------------------

DRUMS         843- D-6310        Compressor Interstage Drum                       103     1131-H       PH-12
----------------------------------------------------------------------------------------------------------------
              843- D-6320        Lube Oil Rundown Drum                                    1321-A       PH-7

----------------------------------------------------------------------------------------------------------------
              843- D-6350        Absorber Stripper Feed Drum                      105     113l-B       PH-14
----------------------------------------------------------------------------------------------------------------
              843- D-6470        Deleted                                          107
----------------------------------------------------------------------------------------------------------------
              843- D-6471        Deleted                                          110
----------------------------------------------------------------------------------------------------------------
              843- D-6525        Debutanizer Overhead Drum                        117     1131-D       PH-19
----------------------------------------------------------------------------------------------------------------
              843- D-6570        Deleted                                          116
----------------------------------------------------------------------------------------------------------------
              843- D-6625        C3/C4 Splitter Overhead Drum                     123     1131-M       PH-19
----------------------------------------------------------------------------------------------------------------
              843- D-6700        Phase Separator                                  120     1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
              843- D-6710        Phase Separator                                  120     1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
              843- D-6760        D5S Gravity Separator                            120     1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
              843- D-6770        Solvent Wash Phase Separator                     120     1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
              843- D-6830        Deleted
----------------------------------------------------------------------------------------------------------------
              843- D-6850        C3/C4 Amine Settler                              119     1131-P       PH-33
----------------------------------------------------------------------------------------------------------------
              843- D-6870        Deleted
----------------------------------------------------------------------------------------------------------------
              843- D-7520        Air K. O. Drum
----------------------------------------------------------------------------------------------------------------
              843- D-9010        MP Condensate Flash Drum                         152     1131-Q       PH-33
----------------------------------------------------------------------------------------------------------------
              843- D-9020        Deleted
----------------------------------------------------------------------------------------------------------------

TANKS         843- TK-6910       Deleted
----------------------------------------------------------------------------------------------------------------
              843- TK-6310       Lube Oil Sump                                            1321-A       PH-7

----------------------------------------------------------------------------------------------------------------
              843- TK-6790       Fresh Caustic Day Tank                           125     1315-C
----------------------------------------------------------------------------------------------------------------

EXCNGRS       843- C-6310A/B     Lube Oil Cooler                                          1321-A       PH-7
----------------------------------------------------------------------------------------------------------------
              843- E-6470        Stripper Upper Reboiler A                        108     1211-G       PH-34
----------------------------------------------------------------------------------------------------------------
              843- E-6471        Stripper Upper Reboller B                        110     1211-H       PH-34
----------------------------------------------------------------------------------------------------------------
              843- E-6475        Stripper Lower Reboiler A                        108     1211-K       PH-34
================================================================================================================


==============================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611               UNIT
        HOUSTON, TEXAS           SECTION:  GAS PLANT               DELAYED COKER
----------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                          1           2         3           4          5         6
LOCATION: PORT ARTHUR, TEXAS                                       07/06/98   07/28/98   10/02/98    11/16/98    2/3/99    4/1/99
----------------------------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                    REMARKS                                   REV
==================================================================================================================================
TOWERS        843- T-6400/50     Absorber/ Stripper                 11'-0" ID x 78'-6" T-T / 14-0" ID x 76'-8"TT            3
----------------------------------------------------------------------------------------------------------------------------------
              843- T-6480        Sponge Absorber                     6'-6" ID x 66'-6" T-T                                  3
----------------------------------------------------------------------------------------------------------------------------------
              843- T-6500        Debutanizer                        11'-0" top; 14'-0" bottom ID x 106'-6" T-T              3
----------------------------------------------------------------------------------------------------------------------------------
              843- T-6600        C3/C4 Splitter                      4'-6" ID x 93'-0" T-T                                  3
----------------------------------------------------------------------------------------------------------------------------------
              843- T-6750        Oxidizer Tower                      5'-6" ID x 32'-0"T-T (Part of C3/C4 Pacages SK-6700)   6
----------------------------------------------------------------------------------------------------------------------------------
              843- T-6825        Coker Product Gas Amine             6'-0" ID x 83'-0" T-T                                  3
                                    Scrubber                                                                                1
----------------------------------------------------------------------------------------------------------------------------------
              843- T-6850        C3/C4 Amine Contactor               7'-6" ID x 65'-0" T-T                                  5
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
DRUMS         843- D-6310        Compressor Interstage Drum         12'-6" ID x 25'-0" T-T                                  3
----------------------------------------------------------------------------------------------------------------------------------
              843- D-6320        Lube Oil Rundown Drum              Part of Lube Oil Console, N-6310                        4
                                                                    Furnished with Gas Compressor K-6300
----------------------------------------------------------------------------------------------------------------------------------
              843- D-6350        Absorber Stripper Feed Drum        13'-6" ID x 52'-0" T-T                                  3
----------------------------------------------------------------------------------------------------------------------------------
              843- D-6470        Deleted                                                                                    5
----------------------------------------------------------------------------------------------------------------------------------
              843- D-6471        Deleted                                                                                    5
----------------------------------------------------------------------------------------------------------------------------------
              843- D-6525        Debutanizer Overhead Drum          10'-0" ID x 40'-0" T-T                                  1
----------------------------------------------------------------------------------------------------------------------------------
              843- D-6570        Deleted                                                                                    5
----------------------------------------------------------------------------------------------------------------------------------
              843- D-6625        C3/C4 Splitter Overhead Drum        6'-6" ID x 26'-0" T-T                                  1
----------------------------------------------------------------------------------------------------------------------------------
              843- D-6700        Phase Separator                     6'-6" ID x 18-0" T-T (Part of C3/C4 Pacages SK-6700    6
----------------------------------------------------------------------------------------------------------------------------------
              843- D-6710        Phase Separator                     6'-6" ID x 18'-0" T-T (Part of C3/C4 Pacages SK-6700   6
----------------------------------------------------------------------------------------------------------------------------------
              843- D-6760        D5O Gravity Separator               4'-0" ID x 16'-0" T-T (Part of C3/C4 Pacages SK-6700   6
----------------------------------------------------------------------------------------------------------------------------------
              843- D-6770        Solvent Wash Phase Separator        4'-0" ID x 16'-0" T-T (Part of C3/C4 Pacages SK-6700   6
----------------------------------------------------------------------------------------------------------------------------------
              843- D-6830        Deleted                                                                                    0
----------------------------------------------------------------------------------------------------------------------------------
              843- D-6850        C3/C4 Amine Settler                 4'-6" ID x 18'-0" T-T                                  4
----------------------------------------------------------------------------------------------------------------------------------
              843- D-6870        Deleted                                                                                    0
----------------------------------------------------------------------------------------------------------------------------------
              843- D-7520        Air K. O. Drum                     Item number was D-6810                                  6
----------------------------------------------------------------------------------------------------------------------------------
              843- D-9010        MP Condensate Flash Drum            5'-0" ID X 18'-6" T-T                                  4
----------------------------------------------------------------------------------------------------------------------------------
              843- D-9020        Deleted                                                                                    3
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TANKS         843- TK-6910       Deleted                                                                                    6
----------------------------------------------------------------------------------------------------------------------------------
              843- TK-6310       Lube Oil Sump                      Part of Lube Oil Console N-6310                         4
                                                                    Furnished with Gas Compressor K-6300
----------------------------------------------------------------------------------------------------------------------------------
              843- TK-6790       Fresh Caustic Day Tank             Part of SK-6750                                         6
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
EXCNGRS       843- C-6310A/B     Lube Oil Cooler                    Part of Lube Oil Console N-6310                         4
----------------------------------------------------------------------------------------------------------------------------------
              843- E-6470        Stripper Upper Reboiler A                                                                  4
----------------------------------------------------------------------------------------------------------------------------------
              843- E-6471        Stripper Upper Reboller B                                                                  4
----------------------------------------------------------------------------------------------------------------------------------
              843- E-6475        Stripper Lower Reboiler A                                                                  4
==================================================================================================================================

================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                    EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:  GAS PLANT
----------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                         REVISION                          ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                         DATE:                            12-Jun-98
----------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                P&ID NO.  Inq.or Req.#  P.O. NO.
================================================================================================================
           843- E-6476        Stripper Lower Reboiler B                       110         1211-J       PH-34
----------------------------------------------------------------------------------------------------------------
           843- E-6480A/B     Lean/Rich Sponge Oil Exchangr                   111         1211-E       PH-18
----------------------------------------------------------------------------------------------------------------
           843- C-6490        Lean Sponge Oil Trim Cooler                     112         1211-A       PH-18
----------------------------------------------------------------------------------------------------------------
           843- C-6500A-D     Debutanizer OH Condenser                        117         1211-P       PH-34
----------------------------------------------------------------------------------------------------------------
           843- E-6570A/B     Debutanizer Upper Reboiler                  114/116         1211-M       PH-32
----------------------------------------------------------------------------------------------------------------
           843- E-6575A/B     Debutanizer Lower Reboiler                  114/116         1211-N       PH-32
----------------------------------------------------------------------------------------------------------------
           843- E-6586A/B     Total Naphtha Trim Cooler                       106         1211-B       PH-18
----------------------------------------------------------------------------------------------------------------
           843- C-6600        C3/C4 Splitter OH Condenser                     123         1211-Q       PH-34
----------------------------------------------------------------------------------------------------------------
           843- C-6630        C3 Product Cooler                               124         1221-B       PH-22
----------------------------------------------------------------------------------------------------------------
           843- C-6675        C3/C4 Splitter Reboiler                         122         1211-R       PH-34
----------------------------------------------------------------------------------------------------------------
           843- C-6680        C3/C4 Splitter Feed/Bottoms                     121         1221-C       PH-22
                                 Exchanger
----------------------------------------------------------------------------------------------------------------
           843- C-6685        Butane Product Trim Cooler                      121         1221-D       PH-22
----------------------------------------------------------------------------------------------------------------
           843- C-6710        Caustic Heater                                  120         1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
           843- C-6830        Deleted
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
AIR        843- C-6300A-D     Compressor Instrtg Condenser                    102         1231-D       PH-17
----------------------------------------------------------------------------------------------------------------
COOLERS    843- C-6340A-D     Absorber/Stripper Feed Cndsr                    104         1231-E       PH-17
----------------------------------------------------------------------------------------------------------------
           843- C-6485        Lean Sponge Oil Cooler                          111         1231-K       PH-17
----------------------------------------------------------------------------------------------------------------
           843- C-6485A-C     Total Naphtha Pump                              106         1231-J       PH-17
----------------------------------------------------------------------------------------------------------------
           843- C-6835        Deleted
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
PUMPS      843- P-6310A/B     Compressor Intrstg Condenser                    103         1311-S       PH-24
----------------------------------------------------------------------------------------------------------------
           843- P-6320A/B     Lube Oil Pump                                               1321-A       PH-7

----------------------------------------------------------------------------------------------------------------
           843- P-6350A/B     Stripper Feed Pump                              105         1311-T       PH-25
----------------------------------------------------------------------------------------------------------------
           843- P-6745A/B     Debutanizer Feed Pump                           109         1311-U       PH-25
----------------------------------------------------------------------------------------------------------------
           843- P-6525A/B     Debutanizer Reflux Pump                         118         1311-X       PH-25
----------------------------------------------------------------------------------------------------------------
           843- P-6530A/B     Debutanizer OH Product Pump                     118         1311-Y       PH-24
----------------------------------------------------------------------------------------------------------------
           843- P-6585A/B     Total Naphtha Cooler                            106         1311-Z       PH-25
----------------------------------------------------------------------------------------------------------------
           843- P-6525A/B     C3/C4 Splitter Overhead Pump                    124         1311-W       PH-24
----------------------------------------------------------------------------------------------------------------
                                                                              121         1311AA       PH-24
----------------------------------------------------------------------------------------------------------------
           843- P-6685A/B     C4 Product Booster Pump                         120         1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
           843- P-6710A/B     Caustic Transfer Pumps                          120         1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
           843- P-6760A/B     Solvent/DSO Metering Pumps                      120         1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
           843- P-6770A/B     Solvent Recycle Pumps                           120         1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
           843- P-6780A/B     Caustic Regeneration Pumps                      120         1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
           843- P-6790A/B     Sulfidic Causic Metering Pumps                  120         1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
           843- P-6870A/B     Deleted
================================================================================================================


====================================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                          UNIT
        HOUSTON, TEXAS           SECTION:  GAS PLANT                          DELAYED COKER
-----------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                                     1         2         3         4        5        6
LOCATION: PORT ARTHUR, TEXAS                                                  07/06/98  07/28/98  10/02/98  11/16/98  2/3/99  4/1/99
------------------------------------------------------------------------------------------------------------------------------------
CLASS        ITEM NO.           DESCRIPTION                                              REMARKS                                REV
====================================================================================================================================
           843- E-6476        Stripper Lower Reboiler B                                                                          4
------------------------------------------------------------------------------------------------------------------------------------
           843- E-6480A/B     Lean/Rich Sponge Oil Exchangr                                                                      3
------------------------------------------------------------------------------------------------------------------------------------
           843- C-6490        Lean Sponge Oil Trim Cooler                                                                        3
------------------------------------------------------------------------------------------------------------------------------------
           843- C-6500A-D     Debutanizer OH Condenser                                                                           4
------------------------------------------------------------------------------------------------------------------------------------
           843- E-6570A/B     Debutanizer Upper Reboiler                                                                         4
-----------------------------------------------------------------------------------------------------------------------------------
           843- E-6575A/B     Debutanizer Lower Reboiler                                                                         4
------------------------------------------------------------------------------------------------------------------------------------
           843- E-6586A/B     Total Naphtha Trim Cooler                                                                          2
------------------------------------------------------------------------------------------------------------------------------------
           843- C-6600        C3/C4 Splitter OH Condenser                                                                        4
------------------------------------------------------------------------------------------------------------------------------------
           843- C-6630        C3 Product Cooler                              Double Pipe                                         3
------------------------------------------------------------------------------------------------------------------------------------
           843- C-6675        C3/C4 Splitter Reboiler                                                                            4
------------------------------------------------------------------------------------------------------------------------------------
           843- C-6680        C3/C4 Splitter Feed/Bottoms                    Double Pipe                                         3
                                 Exchanger
------------------------------------------------------------------------------------------------------------------------------------
           843- C-6685        Butane Product Trim Cooler                     Double Pipe                                         3
------------------------------------------------------------------------------------------------------------------------------------
           843- C-6710        Caustic Heater                                                                                     6
------------------------------------------------------------------------------------------------------------------------------------
           843- C-6830        Deleted                                                                                            1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AIR        843- C-6300A-D     Compressor Instrtg Condenser                                                                       3
------------------------------------------------------------------------------------------------------------------------------------
COOLERS    843- C-6340A-D     Absorber/Stripper Feed Cndsr                                                                       3
------------------------------------------------------------------------------------------------------------------------------------
           843- C-6485        Lean Sponge Oil Cooler                                                                             5
------------------------------------------------------------------------------------------------------------------------------------
           843- C-6485A-C     Total Naphtha Pump                                                                                 3
------------------------------------------------------------------------------------------------------------------------------------
           843- C-6835        Deleted                                                                                            1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PUMPS      843- P-6310A/B     Compressor Intrstg Condenser                                                                       3
------------------------------------------------------------------------------------------------------------------------------------
           843- P-6320A/B     Lube Oil Pump                                   Part of Lube Oil Console, N-6310                   4
                                                                              Furnished with Gas Compressor K-6300
------------------------------------------------------------------------------------------------------------------------------------
           843- P-6350A/B     Stripper Feed Pump                                                                                 3
------------------------------------------------------------------------------------------------------------------------------------
           843- P-6745A/B     Debutanizer Feed Pump                                                                              3
------------------------------------------------------------------------------------------------------------------------------------
           843- P-6525A/B     Debutanizer Reflux Pump                                                                            3
------------------------------------------------------------------------------------------------------------------------------------
           843- P-6530A/B     Debutanizer OH Product Pump                                                                        3
------------------------------------------------------------------------------------------------------------------------------------
           843- P-6585A/B     Total Naphtha Cooler                                                                               3
------------------------------------------------------------------------------------------------------------------------------------
           843- P-6525A/B     C3/C4 Splitter Overhead Pump                                                                       3
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 3
------------------------------------------------------------------------------------------------------------------------------------
           843- P-6685A/B     C4 Product Booster Pump                                                                            3
------------------------------------------------------------------------------------------------------------------------------------
           843- P-6710A/B     Caustic Transfer Pumps                          Part of C3/C4 Pacages SK-6700                      6
------------------------------------------------------------------------------------------------------------------------------------
           843- P-6760A/B     Solvent/DSO Metering Pumps                      Part of C3/C4 Pacages SK-6700                      6
------------------------------------------------------------------------------------------------------------------------------------
           843- P-6770A/B     Solvent Recycle Pumps                           Part of C3/C4 Pacages SK-6700                      6
------------------------------------------------------------------------------------------------------------------------------------
           843- P-6780A/B     Caustic Regeneration Pumps                      Part of C3/C4 Pacages SK-6700                      6
------------------------------------------------------------------------------------------------------------------------------------
           843- P-6790A/B     Sulfidic Causic Metering Pumps                  Part of C3/C4 Pacages SK-6700                      6
------------------------------------------------------------------------------------------------------------------------------------
           843- P-6870A/B     Deleted                                                                                            1
====================================================================================================================================

================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                    EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:  GAS PLANT
----------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                         REVISION                          ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                         DATE:                            12-Jun-98
----------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                P&ID NO.  REQN. NO.     P.O. NO.
================================================================================================================
              843- P-6910A/B     Deleted
----------------------------------------------------------------------------------------------------------------
              843- P-9020A/B     Deleted
----------------------------------------------------------------------------------------------------------------
              843- P-6795A/B     Fresh Caustic Metering Pump                      125     1315-C
----------------------------------------------------------------------------------------------------------------
CMPRSRS       843- K-6300        Coker Gas Compressor                             101     1321-A       PH-7
----------------------------------------------------------------------------------------------------------------

SPECIAL       843- M-6470        Deleted (Stripper Reboiler Desuperheater)
----------------------------------------------------------------------------------------------------------------
EQUIPMNT      843- M-6570        Deleted (Debutanizer Reboiler Desuperheater)
----------------------------------------------------------------------------------------------------------------
              843- M-6310A/B     Lube Oil Filters                                         1321-A       PH-7

----------------------------------------------------------------------------------------------------------------
              843- M6720A/B      Air Filters                                      120     1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
              843- M6760         Sand filters                                     120     1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
              843- M6770A/B      Solvent Basket Strainer                          120     1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
              843- M6780A/B      Aqueous basket Strainers                         120     1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
SKID UNITS    843- SK-6700       C3/C4 Treater                                    120     1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
              843- SK-6750       Caustic Injection Package                        125     1315-C
----------------------------------------------------------------------------------------------------------------
              843- SK-7500       Instrument Air Drier                                     1392-A       PH-90
----------------------------------------------------------------------------------------------------------------
MISCELLAN     843- N-11901       Deleted
----------------------------------------------------------------------------------------------------------------
              843- N-6310        Lube Oil Console for K-6300                              1321-A       PH-7
----------------------------------------------------------------------------------------------------------------
              843- N-6770        20" Fiber-Film Contactor                         120     1911-A       PH-58
----------------------------------------------------------------------------------------------------------------

DRIVERS       843- CM-6300A1-D1  Motors for C-6300                                102     1231-D       PH-17
----------------------------------------------------------------------------------------------------------------
              843- CM-6300A2-D2  Motors for C-6300                                102     1231-D       PH-17
----------------------------------------------------------------------------------------------------------------
              843- CM-6340A1-D1  Motors for C-6340                                104     1231-E       PH-17
----------------------------------------------------------------------------------------------------------------
              843- CM-6340A2-D2  Motors for C-6340                                104     1231-E       PH-17
----------------------------------------------------------------------------------------------------------------
              843- CM-6485-1     Motors for C-6485                                111     1231-I       PH-17
----------------------------------------------------------------------------------------------------------------
              843- CM-6485-2     Motors for C-6485                                111     1231-I       PH-17
----------------------------------------------------------------------------------------------------------------
              843- CM-6585A1-C1  Motors for C-6585                                106     1231-J       PH-17
----------------------------------------------------------------------------------------------------------------
              843- CM-6585A2-C2  Motors for C-6585                                106     1231-J       PH-17
----------------------------------------------------------------------------------------------------------------

              843- PM-6310A/B    Motor for P-6310A/B                              103     1311-S       PH-24
----------------------------------------------------------------------------------------------------------------
              843- PM-6320A/B    Motor for P-6320A/B                                      1321-A        PH-7
----------------------------------------------------------------------------------------------------------------
              843- PM-6350A/B    Motor for P-6350A/B                              105     1311-T       PH-25
----------------------------------------------------------------------------------------------------------------
              843- PM-6475A/B    Motor for P-6475A/B                              109     1311-U       PH-25
----------------------------------------------------------------------------------------------------------------
              843- PM-6525A/B    Motor for P-6525A/B                              118     1311-X       PH-25
----------------------------------------------------------------------------------------------------------------
              843- PM-6530A/B    Motor for P-6530A/B                              118     1311-Y       PH-24
----------------------------------------------------------------------------------------------------------------
              843- PM-6585A/B    Motor for P-6585A/B                              106     1311-Z       PH-25
================================================================================================================


====================================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                          UNIT
        HOUSTON, TEXAS           SECTION:  GAS PLANT                          DELAYED COKER
-----------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                                     1         2         3         4        5        6
LOCATION: PORT ARTHUR, TEXAS                                                  07/06/98  07/28/98  10/02/98  11/16/98  2/3/99  4/1/99
------------------------------------------------------------------------------------------------------------------------------------
CLASS        ITEM NO.           DESCRIPTION                                              REMARKS                                REV
====================================================================================================================================
           843- P-6910A/B     Deleted                                                                                            6
------------------------------------------------------------------------------------------------------------------------------------
           843- P-9020A/B     Deleted                                                                                            3
------------------------------------------------------------------------------------------------------------------------------------
           843- P-6795A/B     Fresh Caustic Metering Pump                   Part of SK-6750                                      6
------------------------------------------------------------------------------------------------------------------------------------
CMPRSRS    843- K-6300        Coker Gas Compressor                                                                               3
------------------------------------------------------------------------------------------------------------------------------------

SPECIAL    843- M-6470        Deleted (Stripper Reboiler Desuperheater)     Provided by Instruments                              4
------------------------------------------------------------------------------------------------------------------------------------
EQUIPMNT   843- M-6570        Deleted (Debutanizer Reboiler Desuperheater)  Provided by Instruments                              4
------------------------------------------------------------------------------------------------------------------------------------
           843- M-6310A/B     Lube Oil Filters                              Part of Lube Oil Console, N-6310                     4
                                                                            Furnished with Gas Compressor K-6300
------------------------------------------------------------------------------------------------------------------------------------
           843- M6720A/B      Air Filters                                   Part of C3/C4 Pacages SK-6700                        6
------------------------------------------------------------------------------------------------------------------------------------
           843- M6760         Sand filters                                  Part of C3/C4 Pacages SK-6700                        6
------------------------------------------------------------------------------------------------------------------------------------
           843- M6770A/B      Solvent Basket Strainer                       Part of C3/C4 Pacages SK-6700                        6
------------------------------------------------------------------------------------------------------------------------------------
           843- M6780A/B      Aqueous basket Strainers                      Part of C3/C4 Pacages SK-6700                        6
------------------------------------------------------------------------------------------------------------------------------------
SKID UNITS 843- SK-6700       C3/C4 Treater                                                                                      5
------------------------------------------------------------------------------------------------------------------------------------
           843- SK-6750       Caustic Injection Package                                                                          6
------------------------------------------------------------------------------------------------------------------------------------
           843- SK-7500       Instrument Air Drier                                                                               6
------------------------------------------------------------------------------------------------------------------------------------
MISCELLAN  843- N-11901       Deleted                                       Moved to Piping Specialty List                       4
------------------------------------------------------------------------------------------------------------------------------------
           843- N-6310        Lube Oil Console for K-6300                   Supplied with K-6300                                 4
------------------------------------------------------------------------------------------------------------------------------------
           843- N-6770        20" Fiber-Film Contactor                                                                           6
------------------------------------------------------------------------------------------------------------------------------------

DRIVERS    843- CM-6300A1-D1  Motors for C-6300                                                                                  4
------------------------------------------------------------------------------------------------------------------------------------
           843- CM-6300A2-D2  Motors for C-6300                                                                                  4
------------------------------------------------------------------------------------------------------------------------------------
           843- CM-6340A1-D1  Motors for C-6340                                                                                  4
------------------------------------------------------------------------------------------------------------------------------------
           843- CM-6340A2-D2  Motors for C-6340                                                                                  4
------------------------------------------------------------------------------------------------------------------------------------
           843- CM-6485-1     Motors for C-6485                                                                                  4
------------------------------------------------------------------------------------------------------------------------------------
           843- CM-6485-2     Motors for C-6485                                                                                  4
------------------------------------------------------------------------------------------------------------------------------------
           843- CM-6585A1-C1  Motors for C-6585                                                                                  4
------------------------------------------------------------------------------------------------------------------------------------
           843- CM-6585A2-C2  Motors for C-6585                                                                                  4
------------------------------------------------------------------------------------------------------------------------------------

           843- PM-6310A/B    Motor for P-6310A/B                                                                                3
------------------------------------------------------------------------------------------------------------------------------------
           843- PM-6320A/B    Motor for P-6320A/B                                                                                4
------------------------------------------------------------------------------------------------------------------------------------
           843- PM-6350A/B    Motor for P-6350A/B                                                                                3
------------------------------------------------------------------------------------------------------------------------------------
           843- PM-6475A/B    Motor for P-6475A/B                                                                                3
------------------------------------------------------------------------------------------------------------------------------------
           843- PM-6525A/B    Motor for P-6525A/B                                                                                3
------------------------------------------------------------------------------------------------------------------------------------
           843- PM-6530A/B    Motor for P-6530A/B                                                                                3
------------------------------------------------------------------------------------------------------------------------------------
           843- PM-6585A/B    Motor for P-6585A/B                                                                                3
====================================================================================================================================

================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                    EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:  GAS PLANT
----------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                         REVISION                          ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                         DATE:                            12-Jun-98
----------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                P&ID NO.  REQN. NO.     P.O. NO.
================================================================================================================
              843- PM-6625A/B    Motor for P-6625A/B                              124     1311-W       PH-24
----------------------------------------------------------------------------------------------------------------
              843- PM-6685A/B    Motor for P-6685A/B                              121     1311AA       PH-24
----------------------------------------------------------------------------------------------------------------
              843- PM-6710A/B    Motor for P-6710A/B                              120     1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
              843- PM-6760A/B    Motor for P-6760A/B                              120     1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
              843- PM-6770A/B    Motor for P-6770A/B                              120     1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
              843- PM-6780A/B    Motor for P-6780A/B                              120     1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
              843- PM-6790A/B    Motor for P-6790A/B                              120     1911-A       PH-58
----------------------------------------------------------------------------------------------------------------
              843- PM-6795A/B    Motor for P-6795A/B                              125     1315-C
----------------------------------------------------------------------------------------------------------------
              843- PM-6910A/B    Motor for P-6910A/B
----------------------------------------------------------------------------------------------------------------
              843- KM-6300       Motor for K-6300                                 101     1321-A       PH-7
================================================================================================================


===============================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611            UNIT
        HOUSTON, TEXAS           SECTION:  GAS PLANT            DELAYED COKER
-------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                       1           2         3           4          5         6
LOCATION: PORT ARTHUR, TEXAS                                    07/06/98   07/28/98   10/02/98    11/16/98    2/3/99    4/1/99
-------------------------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                 REMARKS                                   REV
===============================================================================================================================
              843- PM-6625A/B    Motor for P-6625A/B                                                                     3
-------------------------------------------------------------------------------------------------------------------------------
              843- PM-6685A/B    Motor for P-6685A/B                                                                     3
-------------------------------------------------------------------------------------------------------------------------------
              843- PM-6710A/B    Motor for P-6710A/B                                                                     6
-------------------------------------------------------------------------------------------------------------------------------
              843- PM-6760A/B    Motor for P-6760A/B                                                                     6
-------------------------------------------------------------------------------------------------------------------------------
              843- PM-6770A/B    Motor for P-6770A/B                                                                     6
-------------------------------------------------------------------------------------------------------------------------------
              843- PM-6780A/B    Motor for P-6780A/B                                                                     6
-------------------------------------------------------------------------------------------------------------------------------
              843- PM-6790A/B    Motor for P-6790A/B                                                                     6
-------------------------------------------------------------------------------------------------------------------------------
              843- PM-6795A/B    Motor for P-6795A/B                                                                     6
-------------------------------------------------------------------------------------------------------------------------------
              843- PM-6910A/B    Motor for P-6910A/B             Deleted                                                 5
-------------------------------------------------------------------------------------------------------------------------------
              843- KM-6300       Motor for K-6300
===============================================================================================================================

================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                    EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:  Naphta Pre-Treater
----------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                         REVISION                          ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                         DATE:                             2-Oct-98
----------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                P&ID NO.   REQN. NO     P.O. NO.
================================================================================================================
REACTORS      843- R-9600        Di-Olefin Reactor                                132     1121A        PH-49
----------------------------------------------------------------------------------------------------------------
              843- R-9650        Silica Reactor                                   133     1121A        PH-49
----------------------------------------------------------------------------------------------------------------

DRUMS         843- D-9500        Feed Surge Drum                                  130     1131R        PH-40
----------------------------------------------------------------------------------------------------------------
              843- D-9700        Cold High Pressure Separator                     134     1131S        PH-40
----------------------------------------------------------------------------------------------------------------
              843- D-9750        Cold Low Pressure Separator                      135     1131T        PH-40
----------------------------------------------------------------------------------------------------------------

EXCHANGER     843- E-9520        Reactor Feed/Effluent Exchanger                  131     1211T        PH-66
----------------------------------------------------------------------------------------------------------------
              843- E-9530        Di-Olefin Reactor Feed/HCGO Exch                 132     1211U        PH-66
----------------------------------------------------------------------------------------------------------------
              843- E-9610        Silica Reactor Feed/HCGO Exch                    133     1211V        PH-66
----------------------------------------------------------------------------------------------------------------
              843- C-9680        Silica Reactor Outlet Trim Cooler                134     1211W        PH-66
----------------------------------------------------------------------------------------------------------------
              843- C-9760        Pretreated Naphtha Cooler                        135
----------------------------------------------------------------------------------------------------------------
AIR           843- C-9670        Silica Reactor Effluent Condenser                131     1231L        PH-47
COOLERS
----------------------------------------------------------------------------------------------------------------
PUMPS         843- P-9510A/B     Naphtha Pretreater Feed Pumps                    130     1311BB       PH-65
----------------------------------------------------------------------------------------------------------------
              843- P-9750A/B     Pretreated Naphtha Pumps                         135     1311CC       PH67
----------------------------------------------------------------------------------------------------------------
FILTERS       843- M-9510A/B     Naphtha Pretreater Feed Filter                   130

----------------------------------------------------------------------------------------------------------------
DRIVERS       843- CM-9670A/B    Motors for C-9670                                131     1231L        PH-47
----------------------------------------------------------------------------------------------------------------
              843- PM-9510A/B    Motors for P-9510A/B                             130     1311BB       PH-65
              843- PM-9750A/B    Motors for P-9750A/B                             135     1311CC       PH-67
================================================================================================================


=================================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004611                    UNIT
        HOUSTON, TEXAS           SECTION:  Naphta Pre-Treater          DCU
---------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                               1           2        3        4        5        6
LOCATION: PORT ARTHUR, TEXAS                                            10/28/98   11/16/98   2/3/99   4/1/99   2/3/99   4/1/99
---------------------------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                         REMARKS                             REV
=================================================================================================================================
REACTORS      843- R-9600        Di-Olefin Reactor                        8'-O" ID X 20'-6" T/T                            3
---------------------------------------------------------------------------------------------------------------------------------
              843- R-9650        Silica Reactor                          16'-0" ID X 22'-0" T/T                            3
---------------------------------------------------------------------------------------------------------------------------------

DRUMS         843- D-9500        Feed Surge Drum                         11`-0" ID X 24'-O"T/T, Vertical                   3
---------------------------------------------------------------------------------------------------------------------------------
              843- D-9700        Cold High Pressure Separator             5'-6" ID X 23'-0" T/T, Vertical                  3
---------------------------------------------------------------------------------------------------------------------------------
              843- D-9750        Cold Low Pressure Separator              5'-6" ID X 22'-6" T/T, Vertical                  3
---------------------------------------------------------------------------------------------------------------------------------

EXCHANGER     843- E-9520        Reactor Feed/Effluent Exchanger                                                           3
---------------------------------------------------------------------------------------------------------------------------------
              843- E-9530        Di-Olefin Reactor Feed/HCGO Exch                                                          3
---------------------------------------------------------------------------------------------------------------------------------
              843- E-96b0        Silica Reactor Feed/HCGO Exch                                                             3
---------------------------------------------------------------------------------------------------------------------------------
              843- C-9680        Silica Reactor Outlet Trim Cooler                                                         3
---------------------------------------------------------------------------------------------------------------------------------
              843- C-9760        Pretreated Naphtha Cooler                 DELETED                                         3
---------------------------------------------------------------------------------------------------------------------------------
AIR           843- C-9670        Silica Reactor Effluent Condenser                                                         2
COOLERS
---------------------------------------------------------------------------------------------------------------------------------
PUMPS         843- P-9510A/B     Naphtha Pretreater Feed Pumps                                                             3
---------------------------------------------------------------------------------------------------------------------------------
              843- P-9750A/B     Pretreated Naphtha Pumps                                                                  3
---------------------------------------------------------------------------------------------------------------------------------
FILTERS       843- M-9510A/B     Naphtha Pretreater Feed Filter            DELETED                                         3

---------------------------------------------------------------------------------------------------------------------------------
DRIVERS       843- CM-9670A/B    Motors for C-9670                                                                         2
---------------------------------------------------------------------------------------------------------------------------------
              843- PM-9510A/B    Motors for P-95b0A/B                                                                      3
              843- PM-9750A/B    Motors for P-9750A/B                                                                      3
=================================================================================================================================

================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004612                    EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:
----------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                         REVISION                          ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                         DATE:                              6/22/98
----------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                P&ID NO.  Inq.or Req.#  P.O. NO.
================================================================================================================
TOWERS        942-T-1250         PRODUCT STRIPPER                                 031     1111-A          21
----------------------------------------------------------------------------------------------------------------
              942-T-1300         FRACTIONATOR                                     037     1111-B          21
----------------------------------------------------------------------------------------------------------------
              942-T-1320         HEAVY NAPHTHA STRIPPER                           046     1111-E          28
----------------------------------------------------------------------------------------------------------------
              942-T-1330         KEROSENE STRIPPER                                044     1111-F          28
----------------------------------------------------------------------------------------------------------------
              942-T-1340         DIESEL STRIPPER                                  041     1111-G          28
----------------------------------------------------------------------------------------------------------------
              942-T-1510         CIPS VAPOR AMINE ABSORBER                        030     1111-C          21
----------------------------------------------------------------------------------------------------------------
              942-T-1530         PROD STRIPPER OVHD AMINE ABSORBER                034     1111-D          21
----------------------------------------------------------------------------------------------------------------

REACTORS      942-R-1000         FIRST STAGE REACTOR                              013     1121-A          4
----------------------------------------------------------------------------------------------------------------
              942-R-2000         SECOND STAGE REACTOR                             027     1121-A          4
----------------------------------------------------------------------------------------------------------------

VESSELS       942-D-1000A        HCGO FEED SURGE DRUM                             004     1131-J          39
----------------------------------------------------------------------------------------------------------------
              942-D-1000B        LP FEED SURGE DRUM                               005     1131-K          39
----------------------------------------------------------------------------------------------------------------
              942-D-1010         FILTERED FEED SURGE DRUM                         010     1131-L          39
----------------------------------------------------------------------------------------------------------------
              942-D-1020         BACKWASH SURGE DRUM                              009     1593-A          73
----------------------------------------------------------------------------------------------------------------
              942-D-1100         1ST STG M/U HYDR. COMPR K.O. DRUM                022     1131-A          39
----------------------------------------------------------------------------------------------------------------
              942-D-1120 NB      Deleted
----------------------------------------------------------------------------------------------------------------
              942-D-1210         HOT HIGH PRESSURE SEPARATOR                      015     1121-B          4
----------------------------------------------------------------------------------------------------------------
              942-D-1215         INJECTION WATER DRUM                             017     1131-N          39
----------------------------------------------------------------------------------------------------------------
              942-D-1220         HOT LOW PRESSURE SEPARATOR                       028     1131-C          28
----------------------------------------------------------------------------------------------------------------
              942-D-1230         COLD HIGH PRESSURE SEPARATOR                     019     1131-D          23
----------------------------------------------------------------------------------------------------------------
              942-D-1240         COLD LOW PRESSURE SEPARATOR                      029     1131-E          28
----------------------------------------------------------------------------------------------------------------
              942-D-1260         PRODUCT STRIPPER REFLUX DRUM                     033     1131-P          39
----------------------------------------------------------------------------------------------------------------
              942-D-1270         Deleted
----------------------------------------------------------------------------------------------------------------
              942-D-1290         FRACTIONATOR FEED FLASH DRUM                     035     1131-F          39
----------------------------------------------------------------------------------------------------------------
              942-D-1310         FRACTIONATOR REFLUX DRUM                         049     1131-0          39
----------------------------------------------------------------------------------------------------------------
              942-D-1325         HEAVY NAPHTHA SULFUR SORBER DRUM                 047     1131-R          39
----------------------------------------------------------------------------------------------------------------
              942-D-1400         SOUR WATER FLASH DRUM                            054     1131-G          39
----------------------------------------------------------------------------------------------------------------
              942-D-1520         CLPS OFFGAS K.O. DRUM (COMBINED IN T-1510)       030     1111-C          21
----------------------------------------------------------------------------------------------------------------
              942-D-1540         Deleted
----------------------------------------------------------------------------------------------------------------
              942-D-1560         RICH AMINE FLASH DRUM                            053     1131-S          39
----------------------------------------------------------------------------------------------------------------
              942-D-1610         BLOWDOWN FLASH DRUM                              072     1131-U          39
----------------------------------------------------------------------------------------------------------------
              942-D-1620         Deleted
================================================================================================================



===================================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004612                      NAME OF UNIT          DRWG. NO.
        HOUSTON, TEXAS           SECTION:                                   HCU-942             PAGE:
-----------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                                  3         4         5         6        7        8
LOCATION: PORT ARTHUR, TEXAS                                               08/21/98  09/21/98  11/16/98  02/08/99  4/2/99   4/1/99
-----------------------------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                             REMARKS                             REV
===================================================================================================================================
TOWERS        942-T-1250         PRODUCT STRIPPER                            ID = 8 ft (Top) & 12 ft (Bot), T/T = 88'-10"      5
-----------------------------------------------------------------------------------------------------------------------------------
              942-T-1300         FRACTIONATOR                                ID = 16 ft, T/T = 169 ft                          5
-----------------------------------------------------------------------------------------------------------------------------------
              942-T-1320         HEAVY NAPHTHA STRIPPER                      ID = 5'-6", T/T = 32'-7"                          5
-----------------------------------------------------------------------------------------------------------------------------------
              942-T-1330         KEROSENE STRIPPER                           ID = 9 ft, T/T = 36 ft                            5
-----------------------------------------------------------------------------------------------------------------------------------
              942-T-1340         DIESEL STRIPPER                             ID = 5 ft, T/T = 43'-10"                          5
-----------------------------------------------------------------------------------------------------------------------------------
              942-T-1510         CLPS VAPOR AMINE ABSORBER                   ID = 3 ft, T/T = 72'- 7"                          5
-----------------------------------------------------------------------------------------------------------------------------------
              942-T-1530         PROD STRIPPER OVHD AMINE ABSORBER           ID = 4 ft, T/T = 63'- 5"
-----------------------------------------------------------------------------------------------------------------------------------

REACTORS      942-R-1000         FIRST STAGE REACTOR                         ID = 15'-10", T/T = 92ft                          5
-----------------------------------------------------------------------------------------------------------------------------------
              942-R-2000         SECOND STAGE REACTOR                        ID = 9 ft, T/T = 58 ft                            5
-----------------------------------------------------------------------------------------------------------------------------------

VESSELS       942-D-1000A        HCGO FEED SURGE DRUM                        ID = 7'-8", T/T = 25'-5"                          5
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1000B        LP FEED SURGE DRUM                          ID = 10 ft, T/T = 30 ft                           5
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1010         FILTERED FEED SURGE DRUM                    ID= 10'-8", T/T = 39 ft
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1020         BACKWASH SURGE DRUM                         D-1020 IS PART OF M - 1000 PACKAGE                6
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1100         1ST STG M/U HYDR. COMPR K.O. DRUM           ID = 4 ft, T/T = 12'-10"                          5
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1120 NB      Deleted                                                                                       6
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1210         HOT HIGH PRESSURE SEPARATOR                 ID = 12 ft, T/T = 18 ft                           5
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1215         INJECTION WATER DRUM                        ID = 6'-6", T/T = 22 ft                           5
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1220         HOT LOW PRESSURE SEPARATOR                  ID = 9'-6", T/T = 37'-2"                          5
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1230         COLD HIGH PRESSURE SEPARATOR                ID = 10'-6", T/T = 16'4"                          5
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1240         COLD LOW PRESSURE SEPARATOR                 ID = 8 ft, T/T = 27'-8"                           5
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1260         PRODUCT STRIPPER REFLUX DRUM                ID = 11 ft, T/T = 15'-8'                          5
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1270         Deleted                                                                                       5
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1290         FRACTIONATOR FEED FLASH DRUM                ID = 9 ft, T/T = 33 ft                            5
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1310         FRACTIONATOR REFLUX DRUM                    ID = 13'-4", T/T = 31 ft                          5
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1325         HEAVY NAPHTHA SULFUR SORBER DRUM            ID = 6 ft, T/T = 20'-8"                           5
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1400         SOUR WATER FLASH DRUM                       ID = 6'-10", T/T = 10ft                           5
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1520         CLPS OFFGAS K.O. DRUM (COMBINED IN T-1510)  ID = 3 ft, T/T = 19'-3"                           5
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1540         Deleted
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1560         RICH AMINE FLASH DRUM                       ID = 12ft, T/T = 46'-6"                           5
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1610         BLOWDOWN FLASH DRUM                         ID = 3 ft, T/T = 6 ft                             5
-----------------------------------------------------------------------------------------------------------------------------------
              942-D-1820         Deleted                                                                                       6
===================================================================================================================================


=====================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004612              EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:
-----------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                   REVISION                     ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                   DATE:                        6/22/98
-----------------------------------------------------------------------------------------------------
CLASS         ITEM NO.         DESCRIPTION                          P&ID NO.  REQN. NO.     P.O. NO.
=====================================================================================================
            942-D-2020       2ND STG FEED SURGE DRUM                    039     1131-T          39
-----------------------------------------------------------------------------------------------------
            942-D-2100       RECYCLE GAS COMPRESSOR K.O. DRUM           020     1131-H          23
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
EXCHANGERS  942-E-1000       1ST STG REACTOR FEED/EFFL. EXCH.           011     1211-A          48
-----------------------------------------------------------------------------------------------------
            942-E-1200       REACTOR EFFL/HP STEAM GENERATOR            014     1211-B          44
-----------------------------------------------------------------------------------------------------
            942-E-1211       HHPS VAPOR/MAKEUP GAS EXCHANGER            016     1211-C          48
-----------------------------------------------------------------------------------------------------
            942-E-1212       HHPS VAPOR/REACTOR FEED GAS EXCH.          016     1211-D          48
-----------------------------------------------------------------------------------------------------
            942-E-1213       HHPS VAPOR/CLPS LIQUID EXCH.               016     1211-E          44
-----------------------------------------------------------------------------------------------------
            942-E-1251       REACTOR EFFL/FRAC FEED PREHEAT EX.         014     1211-F          44
-----------------------------------------------------------------------------------------------------
            942-E-1252 A/B   FRAC BOTTOMS/FRAC FEED PREHEAT EX.         035     1211-G          43
-----------------------------------------------------------------------------------------------------
            942-E-1325       HEAVY NAPHTHA STRIPPER REBOILER            046     1211-H          32
-----------------------------------------------------------------------------------------------------
            942-E-1329       HEAVY NAPHTHA PRODUCT TRIM COOLER          047     1221-A          30
-----------------------------------------------------------------------------------------------------
            942-E-1331 A/B   KEROSENE PROD/FEED PREHEAT EXCH.           006     1211-J          46
-----------------------------------------------------------------------------------------------------
            942-E-1335       KEROSENE STRIPPER REBOILER                 044     1211-K          32
-----------------------------------------------------------------------------------------------------
            942-E-1341       DIESEL PRODUCT/FEED PREHEAT EXCH.          006     1211-L          43
-----------------------------------------------------------------------------------------------------
            942-E-1343       FEED PREHEAT/FRAC BOTTOMS EXCH.            006     1211-M          46
-----------------------------------------------------------------------------------------------------
            942-E-1345       DIESEL STRIPPER REBOILER                   041     1211-N          43
-----------------------------------------------------------------------------------------------------
            942-E-1451       BFW PREHEAT/FRAC PUMPAROUND EX.            007     1211-R          46
-----------------------------------------------------------------------------------------------------
            942-E-1452       BFW PREHEAT/FRAC PUMPAROUND EX.            007     1211-P          46
-----------------------------------------------------------------------------------------------------
            942-E-1600       SURFACE CONDENSER                          088     1282-A          60
-----------------------------------------------------------------------------------------------------
            942-E-1610       BLOWDOWN COOLER                            072     1221-B          30
-----------------------------------------------------------------------------------------------------
            942-E-1620       Deleted
-----------------------------------------------------------------------------------------------------
            942-E-1630       HP WASH WATER COOLER                       073     1221-C          30
-----------------------------------------------------------------------------------------------------
            942-E-1640       MP WASH WATER COOLER
-----------------------------------------------------------------------------------------------------
            942-E-2000       2ND STG REACTOR EFFL/FEED GAS EXCH.        025     1211-Q          48
=====================================================================================================


=============================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004612                 NAME OF UNIT          DRWG. NO.
        HOUSTON, TEXAS           SECTION:                              HCU-942             PAGE:
-----------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                            3         4         5         6        7        8
LOCATION: PORT ARTHUR, TEXAS                                         08/21/98  09/21/98  11/16/98  02/08/99  4/2/99   4/1/99
-----------------------------------------------------------------------------------------------------------------------------
CLASS          ITEM NO.          DESCRIPTION                                       REMARKS                             REV
=============================================================================================================================
             942-D-2020        2ND STG FEED SURGE DRUM               ID = 8'-10", T/T = 25'-10"                        5
-----------------------------------------------------------------------------------------------------------------------------
             942-D-2100        RECYCLE GAS COMPRESSOR K.O. DRUM      ID = 9'-8", T/T = 12'-4"                          5
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
EXCHANGERS   942-E-1000        1ST STG REACTOR FEED/EFFL. EXCH.      Q = 145.9 MMBTU/HR (EOR)                          5
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1200        REACTOR EFFL/HP STEAM GENERATOR       Q = 52.3 MMBTU/HR (EOR)                           5
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1211        HHPS VAPOR/MAKEUP GAS EXCHANGER       Q = 17.2 MMBTU/HR (EOR)                           5
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1212        HHPS VAPOR/REACTOR FEED GAS EXCH.     Q = 48.1 MMBTU/HR (SOR)                           5
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1213        HHPS VAPOR/CLPS LIQUID EXCH           Q = 41.7 MMBTU/HR (EOR)                           5
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1251        REACTOR EFFL/FRAC FEED PREHEAT EX.    Q = 43.0 MMBTU/HR (EOR)                           5
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1252 A/B    FRAC BOTTOMS/FRAC FEED PREHEAT EX.    Q = 11.6 MMBTU/HR (SOR)                           5
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1325        HEAVY NAPHTHA STRIPPER REBOILER       Q = 6.7 MMBTU/HR (EOR)                            5
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1329        HEAVY NAPHTHA PRODUCT TRIM COOLER     Q = 0.7 MMBTU/HR (EOR)                            5
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1331 A/B    KEROSENE PROD/FEED PREHEAT EXCH.      Q = 27.8 MMBTU/HR (EOR)                            5
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1335        KEROSENE STRIPPER REBOILER            Q = 18.3 MMBTU/HR (SOR)                            5
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1341        DIESEL PRODUCT/FEED PREHEAT EXCH.     Q = 21.1 MMBTU/HR (SOR)                            5
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1343        FEED PREHEAT/FRAC BOTTOMS EXCH.       Q = 19.8 MMBTU/HR (EOR)                            5
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1345        DIESEL STRIPPER REBOILER              Q = 2.8 MMBTU/HR (SOR)                             5
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1451        BFW PREHEAT/FRAC PUMPAROUND EX.       Q = 10.7 MMBTU/HR (EOR)                            5
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1452        BFW PREHEAT/FRAC PUMPAROUND EX.       Q = 10.7 MMBTU/HR (EOR)                            5
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1600        SURFACE CONDENSER                     Q = 63.4 MMBTU/HR                                  6
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1610        BLOWDOWN COOLER                       Q = 0.57 MMBTU/HR                                  5
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1620        Deleted                                                                                  6
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1630        HP WASH WATER COOLER                  Q = 8.92 MMBTU/HR                                  7
-----------------------------------------------------------------------------------------------------------------------------
             942-E-1640        MP WASH WATER COOLER                                                                     7
-----------------------------------------------------------------------------------------------------------------------------
             942-E-2000        2ND STG REACTOR EFFL/FEED GAS EXCH.   Q = 34.0 MMBTU/HR (EOR)                            5
=============================================================================================================================

===============================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004612                    EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:
---------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                         REVISION                          ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                         DATE:                              6/22/98
---------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                P&ID NO.  REQN. NO.     P.O. NO.
===============================================================================================================
AIR COOLERS   942-C-1020         Deleted
---------------------------------------------------------------------------------------------------------------
              942-C-1120 A/B     M/U HYD COMP 1ST INT STG AIR COOLER          023/024     1231-A          35
---------------------------------------------------------------------------------------------------------------
              942-C-1160         M/U HYDR COMP. SPILLBACK                         022     1231-B          35
---------------------------------------------------------------------------------------------------------------
              942-C-1214 A-H     HHPS VAPOR AIR COOLER                            018     1231-C          36
---------------------------------------------------------------------------------------------------------------
              942-C-1221         HLPS VAPOR AIR COOLER                            028     1231-D          36
---------------------------------------------------------------------------------------------------------------
              942-C-1260 A/B     PRODUCT STRIPPER CONDENSER                       032     1231-E          35
---------------------------------------------------------------------------------------------------------------
              942-C-1310 A-F     FRACTIONATOR CONDENSER                           048     1231-F          35
---------------------------------------------------------------------------------------------------------------
              942-C-1327         HEAVY NAPHTHA PRODUCT AIR COOLER                 047     1231-G          35
---------------------------------------------------------------------------------------------------------------
              942-C-1332         KEROSENE AIR COOLER                              045     1231-H          35
---------------------------------------------------------------------------------------------------------------
              942-C-1335         TOP FRAC. PUMPAROUND AIR COOLER                  007     1231-K          36
---------------------------------------------------------------------------------------------------------------
              942-C-1342         DIESEL AIR COOLER                                042     1231-N          35
---------------------------------------------------------------------------------------------------------------
              942-C-1351 A-D     UNCONVERTED OIL COOLER                           040     1231-J          35
---------------------------------------------------------------------------------------------------------------
              942-C-1352         Deleted                                           --       --
---------------------------------------------------------------------------------------------------------------
              942-C-1530 A-C     LEAN AMINE COOLER (DCU)                          051     1231-L          35
---------------------------------------------------------------------------------------------------------------
              942-C-1531         LEAN AMINE COOLER (HCU)                          052     1231-M          35
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
HEATERS       942-F-1000         FIRST STAGE REACTOR FEED HEATER                  012     1242-A          61
---------------------------------------------------------------------------------------------------------------
              942-F-1300         FRACTIONATOR FEED HEATER                         036     1242-A          61
---------------------------------------------------------------------------------------------------------------
              942-F-2000         SECOND STAGE REACTOR FEED HEATER                 026     1242-A          61
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
PUMPS         942-P-1000 A/B     LP FEED PUMP                                     005     1311-A          56
---------------------------------------------------------------------------------------------------------------
              942-P-1010 A/B     1ST STG PRESSURE FEED PUMP                       010     1311-B          56
---------------------------------------------------------------------------------------------------------------
              942-P-1020 A/B     Deleted
---------------------------------------------------------------------------------------------------------------
              942-P-1215 A/B     INJECTION WATER PUMPS                            017     1311-Q          55
---------------------------------------------------------------------------------------------------------------
              942-P-1260 A/B     PRODUCT STRIPPER REFLUX PUMPS                    033     1311-C          59
---------------------------------------------------------------------------------------------------------------
              942-P-1310 A/B     FRACTIONATOR REFLUX PUMPS                        050     1311-D          56
---------------------------------------------------------------------------------------------------------------
              942-P-1311 A/B     FRAC. REFLX DRUM SOUR WATER PUMPS                049     1311-E          59
---------------------------------------------------------------------------------------------------------------
              942-P-1312         FRACTIONATOR PRODUCT PUMP                        050     1311-F          59
---------------------------------------------------------------------------------------------------------------
              942-P-1320 A/B     HEAVY NAPHTHA PRODUCT PUMPS                      046     1311-G          59
---------------------------------------------------------------------------------------------------------------
              942-P-1325 A/B     KEROSENE PUMPAROUND PUMPS                        043     1311-H          56
---------------------------------------------------------------------------------------------------------------
              942-P-1330 A/B     KEROSENE PRODUCT PUMPS                           044     1311-Z          55
---------------------------------------------------------------------------------------------------------------
              942-P-1335         DIESEL PUMPAROUND PUMPS                          043     1311-K          59
---------------------------------------------------------------------------------------------------------------
              942-P-1340         DIESEL PRODUCT PUMPS                             041     1311-M          56
---------------------------------------------------------------------------------------------------------------
              942-P-1350 A/B     FRACTIONATOR BOTTOMS PUMPS                       038     1311-M          55
---------------------------------------------------------------------------------------------------------------
              942-P-1400 A/B     SOUR WATER PUMPS                                 054     1311-N          59
---------------------------------------------------------------------------------------------------------------
              942-P-1511 A/B     Deleted
===============================================================================================================


=================================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004612                   NAME OF UNIT          DRWG. NO.
        HOUSTON, TEXAS           SECTION:                                HCU-942             PAGE:
---------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                               3         4         5         6        7        8
LOCATION: PORT ARTHUR, TEXAS                                            08/21/98  09/21/98  11/16/98  02/08/99  4/2/99   4/1/99
--------------------------------------------------------------------------------------------------------------------------------
CLASS          ITEM NO.           DESCRIPTION                                         REMARKS                             REV
================================================================================================================================
AIR COOLERS  942-C-1020         Deleted                                                                                   5
--------------------------------------------------------------------------------------------------------------------------------
             942-C-1120 A/B     M/U HYD COMP 1ST INT STG AIR COOLER     HOLD Q = 8.1 MMBTU/HR (EOR), Q = 9.5 MMBTU/HR     5
--------------------------------------------------------------------------------------------------------------------------------
             942-C-1160         M/U HYDR COMP. SPILLBACK                HOLD Q = 8.4 MMBTU/HR (EOR)                       5
--------------------------------------------------------------------------------------------------------------------------------
             942-C-1214 A-H     HHPS VAPOR AIR COOLER                   Q = 141.7 MMBTU/HR (EOR)                          5
--------------------------------------------------------------------------------------------------------------------------------
             942-C-1221         HLPS VAPOR AIR COOLER                   Q = 4.1 MMBTU/HR (EOR)                            5
--------------------------------------------------------------------------------------------------------------------------------
             942-C-1260 A/B     PRODUCT STRIPPER CONDENSER              Q = 28.3 MMBTU/HR (EOR)                           5
--------------------------------------------------------------------------------------------------------------------------------
             942-C-1310 A-F     FRACTIONATOR CONDENSER                  Q = 103.5 MMBTU/HR (EOR)                          5
--------------------------------------------------------------------------------------------------------------------------------
             942-C-1327         HEAVY NAPHTHA PRODUCT AIR COOLER        Q = 8.9 MMBTU/HR (EOR)                            5
--------------------------------------------------------------------------------------------------------------------------------
             942-C-1332         KEROSENE AIR COOLER                     Q = 8.6 MMBTU/HR (EOR)                            5
--------------------------------------------------------------------------------------------------------------------------------
             942-C-1335         TOP FRAC. PUMPAROUND AIR COOLER         Q = - MMBTU/HR (EOR)                              5
--------------------------------------------------------------------------------------------------------------------------------
             942-C-1342         DIESEL AIR COOLER                       Q = 11.7 MMBTU/HR (SOR)                           5
--------------------------------------------------------------------------------------------------------------------------------
             942-C-1351 A-D     UNCONVERTED OIL COOLER                  Q = (later) MMBTU/HR (EOR)                        7
--------------------------------------------------------------------------------------------------------------------------------
             942-C-1352         Deleted                                                                                   5
--------------------------------------------------------------------------------------------------------------------------------
             942-C-1530 A-C     LEAN AMINE COOLER (DCU)                 Q = - MMBTU/HR                                    6
--------------------------------------------------------------------------------------------------------------------------------
             942-C-1531         LEAN AMINE COOLER (HCU)                 Q = - MMBTU/HR                                    6
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6
--------------------------------------------------------------------------------------------------------------------------------
HEATERS      942-F-1000         FIRST STAGE REACTOR FEED HEATER         BOX, Q = 2.3 MMBTU/HR (EOR)                       6
--------------------------------------------------------------------------------------------------------------------------------
             942-F-1300         FRACTIONATOR FEED HEATER                CYL, Q = 72.7 MMBTU/HR (EOR)                      6
--------------------------------------------------------------------------------------------------------------------------------
             942-F-2000         SECOND STAGE REACTOR FEED HEATER        BOX, Q = 8.7 MMBTU/HR (EOR)                       6
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
PUMPS        942-P-1000 A/B     LP FEED PUMP                            RATED FLOW = 1175 GPM, DIFF. PRESS. = 212 PSI     6
--------------------------------------------------------------------------------------------------------------------------------
             942-P-1010 A/B     1ST STG PRESSURE FEED PUMP              RATED FLOW = 1277 GPM. DIFF. PRESS. = 2763 PSI    6
--------------------------------------------------------------------------------------------------------------------------------
             942-P-1020 A/B     Deleted                                                                                   5
--------------------------------------------------------------------------------------------------------------------------------
             942-P-1215 A/B     INJECTION WATER PUMPS                   RATED FLOW = 158 GPM, DIFF. PRESS. = 2165 PSI     6
--------------------------------------------------------------------------------------------------------------------------------
             942-P-1260 A/B     PRODUCT STRIPPER REFLUX PUMPS           RATED FLOW = 463 GPM, DIFF. PRESS. = 88 PSI       6
--------------------------------------------------------------------------------------------------------------------------------
             942-P-1310 A/B     FRACTIONATOR REFLUX PUMPS               RATED FLOW = 1088 GPM, DIFF. PRESS. = 100 PSI     6
--------------------------------------------------------------------------------------------------------------------------------
             942-P-1311 A/B     FRAC. REFLX DRUM SOUR WATER PUMPS       RATED FLOW = 31 GPM, DIFF. PRESS. = 69 PSI        6
--------------------------------------------------------------------------------------------------------------------------------
             942-P-1312         FRACTIONATOR PRODUCT PUMP               RATED FLOW = 161 GPM, DIFF. PRESS. = 256 PSI      6
--------------------------------------------------------------------------------------------------------------------------------
             942-P-1320 A/B     HEAVY NAPHTHA PRODUCT PUMPS             RATED FLOW = 231 GPM. DIFF. PRESS. = 268 PSI      6
--------------------------------------------------------------------------------------------------------------------------------
             942-P-1325 A/B     KEROSENE PUMPAROUND PUMPS               RATED FLOW = 2080 GPM. DIFF. PRESS. = 127 PSI     6
--------------------------------------------------------------------------------------------------------------------------------
             942-P-1330 A/B     KEROSENE PRODUCT PUMPS                  RATED FLOW = 580 GPM, DIFF. PRESS. = 193 PSI      7
--------------------------------------------------------------------------------------------------------------------------------
             942-P-1335         DIESEL PUMPAROUND PUMPS                 RATED FLOW = 1728 GPM, DIFF. PRESS. = 212 PSI     6
--------------------------------------------------------------------------------------------------------------------------------
             942-P-1340         DIESEL PRODUCT PUMPS                    RATED FLOW = 580 GPM, DIFF. PRESS. = 193 PSI      7
--------------------------------------------------------------------------------------------------------------------------------
             942-P-1350 A/B     FRACTIONATOR BOTTOMS PUMPS              RATED FLOW = 1021 GPM, DIFF. PRESS. = 237 PSI     6
--------------------------------------------------------------------------------------------------------------------------------
             942-P-1400 A/B     SOUR WATER PUMPS                        RATED FLOW = 181 GPM, DIFF. PRESS. = 115 PSI      6
--------------------------------------------------------------------------------------------------------------------------------
             942-P-1511 A/B     Deleted                                                                                   5
================================================================================================================================

===============================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004612                    EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:
---------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                         REVISION                          ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                         DATE:                              6/22/98
---------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                                P&ID NO.  REQN. NO.     P.O. NO.
===============================================================================================================
              942-P-1531 A/B     HCU LEAN AMINE PUMPS                             052     1311-R          55
---------------------------------------------------------------------------------------------------------------
              942-P-1532 A/B     DCU LEAN AMINE PUMPS                             051     1311-Y          56
---------------------------------------------------------------------------------------------------------------
              942-P-1550 A/B     RICH AMINE PUMPS                                 053     1311-S          55
---------------------------------------------------------------------------------------------------------------
              942-P-1560         SLOP OIL PUMPS                                   053     1311-T          55
---------------------------------------------------------------------------------------------------------------
              942-P-1600 A/B     SURFACE CONDENSER PUMPS                          088     1311-U          56
---------------------------------------------------------------------------------------------------------------
              942-P-1620 A/B     Deleted
---------------------------------------------------------------------------------------------------------------
              942-P-1621 A/B     Deleted
---------------------------------------------------------------------------------------------------------------
              942-P-1650 A/B     OILY WATER SUMP PUMPS                            064     1311-X
---------------------------------------------------------------------------------------------------------------
              942-P-2010         SECOND STAGE FEED PUMP                           039     1311-P          58
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
COMPRESSORS   942-K-1100 A/B     MAKEUP HYDROGEN COMPRESSORS                  023/024     1322-A          26
---------------------------------------------------------------------------------------------------------------
              942-K-2100         RECYCLE GAS COMPRESSOR                           021     1321-A          26
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
FILTERS       942-M-1000         FEED FILTER                                      008     1593-A          73
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
MISCELLANEOUS 942-N-1000         OIL MIST SYSTEM
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
DRIVERS       942-PM-1000 A      LP FEED PUMP MOTOR                               005     1311-A          58
---------------------------------------------------------------------------------------------------------------
              942-PM-1000 B      SPARE                                            005     1311-A          56
---------------------------------------------------------------------------------------------------------------
              942-PM-1010 A      1ST STG PRESSURE FEED PUMP MOTOR                 010     1311-B          56
---------------------------------------------------------------------------------------------------------------
              942-PM-1010 B      SPARE                                            010     1311-B          56
---------------------------------------------------------------------------------------------------------------
              942-PM-1215 A      INJECTION WATER PUMP MOTOR                       017     1311-Q          55
---------------------------------------------------------------------------------------------------------------
              942-PM-1215 B      SPARE                                            017     1311-Q          55
---------------------------------------------------------------------------------------------------------------
              942-PM-1260 A      PRODUCT STRIPPER REFLUX PUMP MOTOR               033     1311-C          59
---------------------------------------------------------------------------------------------------------------
              942-PM-1260 B      SPARE                                            033     1311-C          59
---------------------------------------------------------------------------------------------------------------
              942-PM-1310 A      FRACTIONATOR REFLUX PUMP MOTOR                   050     1311-D          56
---------------------------------------------------------------------------------------------------------------
              942-PM-1310 B      SPARE                                            050     1311-D          56
---------------------------------------------------------------------------------------------------------------
              942-PM-1311 A      FRAC. REFLX DRUM SOUR WATER PUMP MOTOR           049     1311-E          59
---------------------------------------------------------------------------------------------------------------
              942-PM-1311 B      SPARE                                            049     1311-E          59
---------------------------------------------------------------------------------------------------------------
              942-PM-1312        FRACTIONATOR PRODUCT PUMP MOTOR                  050     1311-F          59
---------------------------------------------------------------------------------------------------------------
              942-PM-1312 B      DELETED
---------------------------------------------------------------------------------------------------------------
              942-PM-1320 A      HEAVY NAPHTHA PRODUCT PUMP MOTOR                 046     1311-G          59
---------------------------------------------------------------------------------------------------------------
              942-PM-1320 B      SPARE                                            046     1311-G          59
---------------------------------------------------------------------------------------------------------------
              942-PM-1325 A      KEROSENE PUMPAROUND PUMP MOTOR                   043     1311-H          56
---------------------------------------------------------------------------------------------------------------
              942-PM-1325 B      SPARE                                            043     1311-H          56
===============================================================================================================


===============================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004612                   NAME OF UNIT          DRWG. NO.
        HOUSTON, TEXAS           SECTION:                                HCU-942             PAGE:
-------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                               3         4         5         6        7        8
LOCATION: PORT ARTHUR, TEXAS                                            08/21/98  09/21/98  11/16/98  02/08/99  4/2/99
-------------------------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.         DESCRIPTION                                         REMARKS                             REV
===============================================================================================================================
              942-P-1531 NB    HCU LEAN AMINE PUMPS                    RATED FLOW = 508 GPM. DIFF. PRESS. = 710 PSI      6
-------------------------------------------------------------------------------------------------------------------------------
              942-P-1532 NB    DCU LEAN AMINE PUMPS                    RATED FLOW = 1045 GPM. DIFF. PRESS. = 353 PSI     6
-------------------------------------------------------------------------------------------------------------------------------
              942-P-1550 NB    RICH AMINE PUMPS                        RATED FLOW =1714 GPM. DIFF. PRESS. = 270 PSI      6
-------------------------------------------------------------------------------------------------------------------------------
              942-P-1560       SLOP OIL PUMPS                          RATED FLOW = 42 GPM. DIFF. PRESS. = 43.8 PSI      6
-------------------------------------------------------------------------------------------------------------------------------
              942-P-1600 NB    SURFACE CONDENSER PUMPS                 RATED FLOW. 139 GPM. DIFF. PRESS. = 65.2 PSI      6
-------------------------------------------------------------------------------------------------------------------------------
              942-P-1620 NB    Deleted                                                                                   6
-------------------------------------------------------------------------------------------------------------------------------
              942-P-1621 NB    Deleted                                                                                   6
-------------------------------------------------------------------------------------------------------------------------------
              942-P-1650 NB    OILY WATER SUMP PUMPS                                                                     7
-------------------------------------------------------------------------------------------------------------------------------
              942-P-2010       SECOND STAGE FEED PUMP                  RATED FLOW = 641 GPM, DIFF. PRESS. = 2491 PSI     6
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
COMPRESSORS   942-K-1100 NB    MAKEUP HYDROGEN COMPRESSORS             RATED FLOW = 1204 ACFM, DISCH. PRESS. = 2646 PSI  5
-------------------------------------------------------------------------------------------------------------------------------
              942-K-2100       RECYCLE GAS COMPRESSOR                  RATED FLOW = 3072 ACFM, DIF. PRESS. = 457 PSI     5
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
FILTERS       942-M-1000       FEED FILTER                                                                               6
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS 942-N-1000       OIL MIST SYSTEM                                                                           5
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
DRIVERS       942-PM-1000 A    LP FEED PUMP MOTOR                                                                        6
-------------------------------------------------------------------------------------------------------------------------------
              942-PM-1000 B    SPARE                                                                                     6
-------------------------------------------------------------------------------------------------------------------------------
              942-PM-1010 A    1ST STG PRESSURE FEED PUMP MOTOR                                                          6
-------------------------------------------------------------------------------------------------------------------------------
              942-PM-1010 B    SPARE                                                                                     6
-------------------------------------------------------------------------------------------------------------------------------
              942-PM-1215 A    INJECTION WATER PUMP MOTOR                                                                6
-------------------------------------------------------------------------------------------------------------------------------
              942-PM-1215 B    SPARE                                                                                     6
-------------------------------------------------------------------------------------------------------------------------------
              942-PM-1260 A    PRODUCT STRIPPER REFLUX PUMP MOTOR                                                        6
-------------------------------------------------------------------------------------------------------------------------------
              942-PM-1260 B    SPARE                                                                                     6
-------------------------------------------------------------------------------------------------------------------------------
              942-PM-1310 A    FRACTIONATOR REFLUX PUMP MOTOR                                                            6
-------------------------------------------------------------------------------------------------------------------------------
              942-PM-1310 B    SPARE                                                                                     6
-------------------------------------------------------------------------------------------------------------------------------
              942-PM-1311 A    FRAC. REFLX DRUM SOUR WATER PUMP MOTOR                                                    6
-------------------------------------------------------------------------------------------------------------------------------
              942-PM-1311 B    SPARE                                                                                     6
-------------------------------------------------------------------------------------------------------------------------------
              942-PM-1312      FRACTIONATOR PRODUCT PUMP MOTOR                                                           6
-------------------------------------------------------------------------------------------------------------------------------
              942-PM-1312 B    DELETED                                                                                   5
-------------------------------------------------------------------------------------------------------------------------------
              942-PM-1320 A    HEAVY NAPHTHA PRODUCT PUMP MOTOR                                                          6
-------------------------------------------------------------------------------------------------------------------------------
              942-PM-1320 B    SPARE                                                                                     6
-------------------------------------------------------------------------------------------------------------------------------
              942-PM-1325 A    KEROSENE PUMPAROUND PUMP MOTOR                                                            6
-------------------------------------------------------------------------------------------------------------------------------
              942-PM-1325 B    SPARE                                                                                     6
===============================================================================================================================

=============================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004612                   EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:
-------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                         REVISION                       ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                         DATE:                           6/22/98
-------------------------------------------------------------------------------------------------------------
CLASS          ITEM NO.           DESCRIPTION                                P&ID NO.  REQN. NO.    P.O. NO.
=============================================================================================================
             942-PM-1330 A      KEROSENE PRODUCT PUMP MOTOR                  044         1311-J       55
-------------------------------------------------------------------------------------------------------------
             942-PM-1330 B      SPARE                                        044         1311-J       55
-------------------------------------------------------------------------------------------------------------
             942-PM-1335        DIESEL PUMPAROUND PUMP MOTOR                 043         1311-K       59
-------------------------------------------------------------------------------------------------------------
             942-PM-1335 B      DELETED
-------------------------------------------------------------------------------------------------------------
             942-PM-1340        DIESEL PRODUCT PUMP MOTOR                    041         1311-L       56
-------------------------------------------------------------------------------------------------------------
             942-PM-1340 B      DELETED
-------------------------------------------------------------------------------------------------------------
             942-PM-1350 A      FRACTIONATOR BOTlTOMS PUMP MOTOR             038         1311-M       55
-------------------------------------------------------------------------------------------------------------
             942-PM-1350 B      SPARE                                        038         1311-M       55
-------------------------------------------------------------------------------------------------------------
             942-PM-1400A       SOUR WATER PUMP MOTOR                        054         1311-N       59
-------------------------------------------------------------------------------------------------------------
             942-PM-1400 B      SPARE                                        054         1311-N       59
-------------------------------------------------------------------------------------------------------------
             942-PM-1531 A      HCU LEAN AMINE PUMP MOTOR                    052         1311-R       55
-------------------------------------------------------------------------------------------------------------
             942-PM-1531 B      SPARE                                        052         1311-R       55
-------------------------------------------------------------------------------------------------------------
             942-PM-1532 A      DCU LEAN AMINE PUMP MOTOR                    051         1311-Y       58
-------------------------------------------------------------------------------------------------------------
             942-PM-1532 B      SPARE                                        051         1311-Y       56
-------------------------------------------------------------------------------------------------------------
             942-PM-1550 A      RICH AMINE PUMP MOTOR                        053         1311-5       55
-------------------------------------------------------------------------------------------------------------
             942-PM-1550 B      SPARE                                        053         1311-5       55
-------------------------------------------------------------------------------------------------------------
             942-PM-1551        SLOP OIL PUMP MOTOR                          053         1311-T       55
-------------------------------------------------------------------------------------------------------------
             942-PM-1551 B      Deleted
-------------------------------------------------------------------------------------------------------------
             942-PM-1600 B      SPARE PUMP MOTOR                             088         1311-U       58
-------------------------------------------------------------------------------------------------------------
             942-PM-1620 B      Deleted                                        -            -
-------------------------------------------------------------------------------------------------------------
             942-PM-1621 A      Deleted                                        -            -
-------------------------------------------------------------------------------------------------------------
             942-PM-1621 B      Deleted                                        -            -
-------------------------------------------------------------------------------------------------------------
             942-PM-1650 A      OILY WATER SUMP PUMP MOTOR                   064         1311-X
-------------------------------------------------------------------------------------------------------------
             942-PM-1650 B      SPARE                                          -            -
-------------------------------------------------------------------------------------------------------------
             942-PM-2010        SECOND STAGE FEED PUMP MOTOR                 039         1311-P
-------------------------------------------------------------------------------------------------------------
             942-PM-2010 B      Deleted
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
             942-PT-1600 A      SURFACE CONDENSER PUMP TURBINE               088         1311-U       56
-------------------------------------------------------------------------------------------------------------
             942-PT-1620 A      Deleted                                        -            -
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
             942-KM-1100 A      MAKEUP HYDROGEN COMPRESSOR MOTOR         023/024         1322-A       26
-------------------------------------------------------------------------------------------------------------
             942-KM-1100 B      SPARE                                    023/024         1322-A       26
-------------------------------------------------------------------------------------------------------------
             942-KT-2100        RECYCLE GAS COMPRESSOR STEAM TURBINE         021         1321-A       26
=============================================================================================================


===================================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004612                       NAME OF UNIT          DRWG. NO.
        HOUSTON, TEXAS           SECTION:                                     HCU-942             PAGE:
-----------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                                   3         4         5         6        7        8
LOCATION: PORT ARTHUR, TEXAS                                                08/21/98  09/21/98  11/16/98  02/08/99  4/2/99
-----------------------------------------------------------------------------------------------------------------------------------
CLASS          ITEM NO.           DESCRIPTION                                                REMARKS                         REV
===================================================================================================================================
             942-PM-1330 A      KEROSENE PRODUCT PUMP MOTOR                                                                   6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1330 B      SPARE                                                                                         6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1335        DIESEL PUMPAROUND PUMP MOTOR                                                                  6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1335 B      DELETED                                                                                       5
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1340        DIESEL PRODUCT PUMP MOTOR                                                                     6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1340 B      DELETED                                                                                       5
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1350 A      FRACTIONATOR BOTlTOMS PUMP MOTOR                                                              6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1350 B      SPARE                                                                                         6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1400A       SOUR WATER PUMP MOTOR                                                                         6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1400 B      SPARE                                                                                         6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1531 A      HCU LEAN AMINE PUMP MOTOR                                                                     6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1531 B      SPARE                                                                                         6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1532 A      DCU LEAN AMINE PUMP MOTOR                                                                     6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1532 B      SPARE                                                                                         6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1550 A      RICH AMINE PUMP MOTOR                                                                         6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1550 B      SPARE                                                                                         6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1551        SLOP OIL PUMP MOTOR                                                                           6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1551 B      Deleted                                                                                       5
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1600 B      SPARE PUMP MOTOR                                                                              6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1620 B      Deleted                                                                                       6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1621 A      Deleted                                                                                       6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1621 B      Deleted                                                                                       6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1650 A      OILY WATER SUMP PUMP MOTOR                                                                    5
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-1650 B      SPARE                                                                                         7
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-2010        SECOND STAGE FEED PUMP MOTOR                                                                  6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PM-2010 B      Deleted                                                                                       6
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
             942-PT-1600 A      SURFACE CONDENSER PUMP TURBINE                                                                6
-----------------------------------------------------------------------------------------------------------------------------------
             942-PT-1620 A      Deleted                                                                                       6
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
             942-KM-1100 A      MAKEUP HYDROGEN COMPRESSOR MOTOR                                                              6
-----------------------------------------------------------------------------------------------------------------------------------
             942-KM-1100 B      SPARE                                                                                         6
-----------------------------------------------------------------------------------------------------------------------------------
             942-KT-2100        RECYCLE GAS COMPRESSOR STEAM TURBINE                                                          6
===================================================================================================================================

=============================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004612                   EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:
-------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                         REVISION                       ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                         DATE:                           6/22/98
-------------------------------------------------------------------------------------------------------------
CLASS          ITEM NO.           DESCRIPTION                                P&ID NO.  REQN. NO.    P.O. NO.
=============================================================================================================
             942-CM-1120A       MOTOR FOR C-1120A                            023/024     1231-A          35
-------------------------------------------------------------------------------------------------------------
             942-CM-1120 B      MOTOR FOR C-1120 B                           023/024     1231-A          35
-------------------------------------------------------------------------------------------------------------
             942-CM-1160-1      MOTOR FOR C-1160                                 022     1231-B          35
-------------------------------------------------------------------------------------------------------------
             942-CM-1160-2      MOTOR FOR C-1160                                 022     1231-B          35
-------------------------------------------------------------------------------------------------------------
             942-CM-1214 A1-H1  MOTORS FOR C-1214 A-H                            018     1231-C          36
-------------------------------------------------------------------------------------------------------------
             942-CM-1214 A2-H2  MOTORS FOR C-1214 A-H                            018     1231-C          36
-------------------------------------------------------------------------------------------------------------
             942-CM-1221        MOTOR FOR C-1221                                 028     1231-D          36
-------------------------------------------------------------------------------------------------------------
             942-CM-1260 A1-B1  MOTORS FOR C-1260 A-B                            032     1231-E          35
-------------------------------------------------------------------------------------------------------------
             942-CM-1260 A2-B2  MOTORS FOR C-1260 A-B                            032     1231-E          35
-------------------------------------------------------------------------------------------------------------
             942-CM-1310 A1-F1  MOTORS FOR C-1310 A-F                            048     1231-F          35
-------------------------------------------------------------------------------------------------------------
             942-CM-1310 A2-F2  MOTORS FOR C-1310 A-F                            048     1231-F          35
-------------------------------------------------------------------------------------------------------------
             942-CM-1327        MOTOR FOR C-1327                                 047     1231-G          35
-------------------------------------------------------------------------------------------------------------
             942-CM-1332        MOTOR FOR C-1332                                 045     1231-H          35
-------------------------------------------------------------------------------------------------------------
             942-CM-1335        MOTOR FOR C-1335                                 007     1231-K          36
-------------------------------------------------------------------------------------------------------------
             942-CM-1342-1      MOTOR FOR C-1342                                 042     1231-N          35
-------------------------------------------------------------------------------------------------------------
             942-CM-1342-2      MOTOR FOR C-1342                                 042     1231-N          35
-------------------------------------------------------------------------------------------------------------
             942-CM-1351 A1-F1  MOTORS FOR C-1351 A-F                            040     1231-J          35
-------------------------------------------------------------------------------------------------------------
             942-CM-1351 A2-F2  MOTORS FOR C-1351 A-F                            040     1231-J          35
-------------------------------------------------------------------------------------------------------------
             942-CM-1530 A1-C1  MOTOR FOR C-1530 A-C                         051/052     1231-L/M        35
-------------------------------------------------------------------------------------------------------------
             942-CM-1530 A2-C2  MOTOR FOR C-1530 A-C                         051/052     1231-L/M        35
-------------------------------------------------------------------------------------------------------------
             942-CM-1531-11     MOTORS FOR C-1531                            051/052     1231-L/M        35
-------------------------------------------------------------------------------------------------------------
             942-CM-1531-2      MOTORS FOR C-1531                            051/052     1231-L/M        35
=============================================================================================================


====================================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004612                       NAME OF UNIT          DRWG. NO.
        HOUSTON, TEXAS           SECTION:                                     HCU-942             PAGE:
------------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                                   3         4         5         6        7        8
LOCATION: PORT ARTHUR, TEXAS                                                08/21/98  09/21/98  11/16/98  02/08/99  4/2/99   4/1/99
------------------------------------------------------------------------------------------------------------------------------------
CLASS          ITEM NO.           DESCRIPTION                                                REMARKS                             REV
====================================================================================================================================
             942-CM-1120A       MOTOR FOR C-1120 A                          Combined with C-1120 B In the same bay            6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1120 B      MOTOR FOR C-1120 B                          Combined with C-1120 A In the same bay            6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1160-1      MOTOR FOR C-1160                                                                              6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1160-2      MOTOR FOR C-1160                                                                              6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1214 A1-H1  MOTORS FOR C-1214 A-H                                                                         6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1214 A2-H2  MOTORS FOR C-1214 A-H                                                                         6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1221        MOTOR FOR C-1221                            Combined with C-1335 ln the same bay              6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1260 A1-B1  MOTORS FOR C-1260 A-B                                                                         6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1260 A2-B2  MOTORS FOR C-1260 A-B                                                                         6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1310 A1-F1  MOTORS FOR C-1310A-F                                                                          6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1310 A2-F2  MOTORS FOR C-1310 A-F                                                                         6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1327        MOTOR FOR C-1327                            Combined with C-1332 In the same bay              6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1332        MOTOR FOR C-1332                            Combined with C-1327 In the same bay              6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1335        MOTOR FOR C-1335                            Combined with C-1221 In the same bay              6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1342-1      MOTOR FOR C-1342                                                                              6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1342-2      MOTOR FOR C-1342                                                                              6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1351 A1-F1  MOTORS FOR C-1351 A-F                                                                         6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1351 A2-F2  MOTORS FOR C-1351 A-F                                                                         6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1530 Al-Cl  MOTOR FOR C-1530 A-C                                                                          6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1530 A2-C2  MOTOR FOR C-1530 A-C                                                                          6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1531-1      MOTORS FOR C-1531                                                                             6
------------------------------------------------------------------------------------------------------------------------------------
             942-CM-1531-2      MOTORS FOR C-1531                                                                             6
====================================================================================================================================

          k/Foster Wheeler                                        EQUIPMENT LIST
Project   ,200 TPD Sulfur Plants

Location: Port Arthur, Texas

------------------------------------------------------------------------------------------------------------------------------------
TAG            SERVICE                                 ACCT     P&ID   DATA SHEET    LOCATION    PURCHASE    ORDER    SUPPLIER
Number                                                 Code    Number    Nbr-Rev   System  Area  Nbr-Rev     Date
------------------------------------------------------------------------------------------------------------------------------------
               VESSELS - TPQ                           010
               -------------                           ---
               VESSELS - TPQ                           010
               -------------                           ---
D-1001         Acid Gas Knock-Out Drum                 001001   -0011    10.01/0   SRU           Various             Pro-Quip
D-2001         Sour Water Gas Knock-Out Drum           001002   -0014    10.02/0   SRU           Various             Pro-Quip
H-1001         Reaction Furnace-Train 100              001003   -0017    10.03/1   SRU 100       Various             Pro-Quip
                                                                                   Train
H-2001         Reaction Furnace - Train 200            001003   -0022    10.03/1   SRU 200       Various             Pro-Quip
                                                                                   Train
R-1001 A/B/C   Reactors A/B/C                          001004   -0025    10.04/1   SRU 200       Various             Pro-Quip
                                                                                   Train
R-2001 A/B/C   Reactors A/B/C                          001004   -0020    10.04/1   SRU 100       Various             Pro-Quip
                                                                                   Train
N-1007 A/B/C/D Sulfur Drain Seal Assembly - Train 100  001005   -0027    10 05/1   SRU 100       Various             Pro-Quip
                                                                                   Train
N-2007 A/B/C/D Sulfur Drain Seal Assembly - Train 200  001005   -0027    10.05/1   SRU 200       Various             Pro-Quip
                                                                                   Train
H-9001         SCOT In-Line Healer                     001006   -0032    10.06/1   SCOT          Various             Pro-Quip
R-9001         Hydrogenation Reactor                   001007   -0033    10.07/1   SCOT          Various             Pro-Quip
T-9001         Quench Tower                            001008   -0035    10.06/3   SCOT          Various             Pro-Quip
N-9001         Quench Tower Packing                    001009   -0035    10.09     SCOT          7006269   03/95/99  Sulzer Chemtech




T-9002         Absorber                                001010   -0036    10.10/3   SCOT          Various             Pro-Quip
T-9002         Absorber Packing                        001011   -0036    10.11     SCOT          7006269    03/05199 Sulzer Chemtech



T-9003         Stripper                                001012   -0038    10.12/2   SCOT          Various             Pro-Quip
N-9003         Stripper Trays                          001013   -0038    10.13                   1006269    03/05/99 Sulzer Chemtech



D-9002         Stripper Reboiler Condensate Pot        001014   -0039    10.14/3   SCOT          Various             Pro-Quip
D-9003         Stripper Reflux Accumulator             001015   -0039    10.15/3   SCOT          Various             Pro-Quip
H-9002         Incinerator                             001016   -0040    10.16/2   TTO           Various             Pro-Quip
H-9003         Incinerator Stack                       001017   -0042    10.17     ITO           Various             Pro-Quip
SC-1001        PEDA Sump                               001018   -0051    10.18/2   SCOT          Various             Pro-Quip
SP-1001        Process Drain Sump                      001019   -0050    10.19     UTIL          Various             Pro-Quip
D-1002         Boiler Slowdown Pot                     001020   -0063    10.20     SRU           Various             Pro-Quip
R-1002         Sulfur Degassing Reactor                001021   -0030    10.21     SRU           Various             Pro-Quip
N-1031         Sulfur Drain Seal Assembly              001022   -0029    10.22     SRU           Various             Pro-Quip

               TANKS                                   015
TK-9003        Caustic Storage Tank                    001501            15.01     SCOT

TK-9001        MDEA Storage Tank                       001502   -0051    15.02     SCOT

TK-9002        Spent MDEA Tank                         001503   -0051    15.03     SCOT


--------------------------------------------------------------------------------------------------------------------
TAG            SERVICE                                         DESCRIPTION                           SIZE
Number                                                 Manufacturer/Model/Design
--------------------------------------------------------------------------------------------------------------------
               VESSELS - TPQ
               -------------
               VESSELS - TPQ
               -------------
D-1001         Acid Gas Knock-Out Drum                 Design: 50 psig @ 250/-20 (degrees) F      60" I.D. x 16'-0" S/S
D-2001         Sour Water Gas Knock-Out Drum           Design: 50 psig @ 250/-20 (degrees) F      42" I.D. X 14'-0" S/S
H-1001         Reaction Furnace-Train 100              Design: 50 psig @ 750/-20 (degrees) F      114" I.D. x 22'-0" E E

H-2001         Reaction Furnace - Train 200            Design: 14 psig @ 750/-20 (degrees) F      114" I.D. x 22'-0" E E

R-1001 A/B/C   Reactors A/B/C                          Design: 14 psig @ 750/-20 (degrees) F      144" I.D. x 68'-0" S/S

R-2001 A/B/C   Reactors A/B/C                          Design: 14 psig @ 7501-20 (degrees) F      144" I.D. x 68'-0" S/S

N-1007 A/B/C/D Sulfur Drain Seal Assembly - Train 100  Process:14 psig @ 470/-20 (degrees) F      3" x 16' - 6"
                                                       Jacket 180 psig @ 4701-20 (degrees) F
N-2007 A/B/C/D Sulfur Drain Seal Assembly - Train 200  Process: 14 psig @ 470/-21 (degrees) F     3" x 16' - 6"
                                                       Jacket 180 psig @ 470/-20 (degrees) F
H-9001         SCOT In-Line Healer                     Design: 14 psig @ 7501-20 (degrees) F      72" I.D. x 14'-0" F-E
R-9001         Hydrogenation Reactor                   Design: 14 psig @ 7501-20 (degrees) F      144" I.D. x 28'-0" S/S
T-9001         Quench Tower                            Design: 14 palg 04001-20" (degrees) F      120" I.D. x 36'-0" S/S
N-9001         Quench Tower Packing                    (2)  Tower internals consisting of 808     120" I.D. Column
                                                       cubic ft of M125.X Structured
                                                       304L SS packing, (1) SPS-101 bed
                                                       support & (1) HLT-538 liquid
                                                       distributor.
T-9002         Absorber                                Design: 14 psig @ 200/-20 (degrees) F      102" I.D. x  44'-0" S/S
T-9002         Absorber Packing                        Tower internals consisting of 1021 cubic   102" I.D. Column
                                                       fe. of M125.Y stuctured 304L SS packing. (1)
                                                       SPS-101 bed support & (1) HLT-538 liquid
                                                       distributor
T-9003         Stripper                                Design: 50 psig @ 350/-20 (degrees) F      90" I.D. x  97'0" SIS
N-9003         Stripper Trays                          (4) 90" dia. single pass trays w/16.5"wide
                                                       downcomers. (26) 90" dia. two pass trays
                                                       w/17.5" wide center downcomers & 16.5"
                                                       wide side downcomers & (1) chimney tray.
D-9002         Stripper Reboiler Condensate Pot        Design: 160 psig @ 470/-20 (degrees) F     30" I.D. x  4'-6"
D-9003         Stripper Refllux Accumulator            Design: 5O psig @ 300/-20 (degrees) F      36" I.D. x  6'-0"
H-9002         Incinerator                             Design: 14 psig @ 750/-20  (degrees) F     120" I.D. x  28'-0" E-E
H-9003         Incinerator Stack                       Design: atmosphere @ 750/-20 (degrees) F   48" I.D. x  200'-0" OAH
SC-1001        PEDA Sump                               Design: 150 psig @ 300/-20 (degrees) F     60" I.D. x  12'-0"
SP-1001        Process Drain Sump                      Design: 50 psig @ 250/-20 (degrees) F      60" I.D. x  14'-O"S/S
D-1002         Boiler Slowdown Pot                     Design: 50 psig @ 300/-20 (degrees) F      48" I.D. x  14'-0" S/S
R-1002         Sulfur Degassing Reactor                Design: 50 pslg @ 465/-20 (degrees) F      72" I.D. x  6'-0" S/S
N-1031         Sulfur Drain Seal Assembly              B4CNF                                      4"

               TANKS
TK-9003        Caustic Storage Tank                    50 BBLS - Design: 4 Oz. positive/O.4 Oz.   8' DIA X 6' OAH
                                                       Vacuum @ 0/300 (degrees) F
TK-9001        MDEA Storage Tank                       200 BBLS - Design: 4 Oz. positive/0.4      [ILLEGIBLE]
                                                       Oz.Vacuum @ 0/300 (degrees) F
TK-9002        Spent MDEA Tank                         500 BBLS - Design:4 Oz. positive/0.4       12' DIA x 25' OAH
                                                       Oz.Vacuum @ 0/300 (degrees) F

                                                                 ---------------
                                                                    FOR YOUR

                                                                  MAY 14, 1999

                                                                   INFORMATION
                                                                 ---------------

------------------------------------------------------------------------------------------------------------------------------------
TAG            SERVICE                                 ACCT     P&ID   DATA SHEET    LOCATION    PURCHASE    ORDER    SUPPLIER
Number                                                 Code    Number    Nbr-Rev   System  Area  Nbr-Rev     Date
------------------------------------------------------------------------------------------------------------------------------------
          VESSELS - TPQ                           010
          -------------                           ---
          HEAT EXCHANGERS                         020
          ---------------                         ---
 E-1000   Waste Heat Boiler - Train 100           002001    -0018    20.01/1   SRU 100       7004863   12/10/98  Rentech
                                                                               Train

 E-2000   Waste Heat Solar - Train 200            002001    -0023    20.01     SRU 200       7004863   12/10/98  Rentech
                                                                               Train
 E-1100   Sulfur Condenser - Train 100            002002    -0021    20.02     SRU 100       7004863   12/10/98  Rentech
                                                                               Train

 E-2200   Sulfur Condenser - Train 200            002002    -0026    20.02     SRU 200       7004863   12/10/98  Rentech
                                                                               Train

 E-1001   SRU Reheat Exchanger No. 1 - Train 100  002003    -0019    20.03     SRU 100       7004946   12/15/98  Steeltek
                                                                               Train

 E-2001   SRU Reheat Exchanger No. 1 - TrainB     002003    -0024    20.03     SRU 200       7004946   12/15/98  Steeltek
                                                                               Train

 E-1002   SRU Reheat Exchanger No. 2 - Train 100  002004    -0019    20.04     SRU 100       7004946   12/15/98  Steeltek
                                                                               Train

 E-2002   SRU Reheat Exchanger No.2 - Train 200   002004    -0024    20.04     SRU 200       7004946   12/15/98  Steeltek
                                                                               Train

 E-1003   SRU Reheat Exchanger No. 3 - Train 100  002005    -0019    20.05     SRU 100       7004946   12/15/98  Steeltek
                                                                               Train

 E-2003   SRU Reheat Exchanger No. 3 - TrainB     002005    -0024    20.05     SRU 200       7004946   12/15/98  Sleeltek
                                                                               Train

 E-1004   Acid Gas Preheater                      002006    -0013    20.06     SRU           7004946   12/15/98  Steeltek


 E-9001   SCOT Waste Heat Steam Generator         002007    -0034    20.07     SCOT          7004946   12/15/98  Steeltek


 E-9002   Lean/Rich MDEA Exchanger                002008    -0037    20.08     SCOT          7005054   12/22/98  Steeltek


 E-9003   Stripper Reboiler                       002009    -0038    20.09     SCOT          7005056   12/22/98  Fabsco


 E-9004   Incinerator Waste Heat Solar            002010    -0041    20.10     TTO           7004863   12/10/98  Rentech

          AIR COOLERS                             025
          -----------                             ---
 C-1001   Acid Gas Cooler                         002501    -0012    25.01     SRU



-------------------------------------------------------------------------------------------------------------------
TAG       SERVICE                                            DESCRIPTION                             SIZE
Number                                               Manufacturer/Model/Design
-------------------------------------------------------------------------------------------------------------------
          VESSELS - TPQ
          -------------
          HEAT EXCHANGERS
          ---------------
 E-1000   Waste Heat Boiler - Train 100            106-364 NEN (Special) 56667 MBTU/HR       106" I.D. x 41'-O" OAL
                                                   7226 ft/2/ Shell: 750 psig @ 0/550 (degrees) F
                                                   Tubes: 14 psig@0/650 (degrees) F
 E-2000   Waste Heat Solar - Train 200             108-384 NEN (Special) 56,667 MBTU/HR      106" I.D. x 41'-0" OAL
                                                   14 psig @ 0/650 (degrees) F
 E-1100   Sulfur Condenser - Train 100             108-288 NEN (Special) 19.714 MBTU/HR      108" I.D. x 54'-0" OAL
                                                   14.635 ft/2/ Shell: 160 psig @ 0/470 (degrees) F
                                                   Tubes: 14 psig @ 0/650 (degrees) F
 E-2200   Sulfur Condenser - Train 200             108-288 NEN (Special) 19.714 MBTU/HR      108" I.D. 54'0" OAL
                                                   14,635 ft/2/ Shell: 18O psig @ 0/470 (degrees) F
                                                   Tubes: 14 psig @ 0/650 (degrees) F
 E-1001   SRU Reheat Exchanger No. 1 - Train 100   48-192 NEN 3000 MBTU/HR 2256 ft/2/         48" I.D. x 24'0" OAL
                                                   Shell: 750 psig @ 0/550 (degrees) F Tubes: 14 psig
                                                   @ 0/550 (degrees) F
 E-2001   SRU Reheat Exchanger No. 1 - TrainB      48-192 NEN 3,000 MBTU/HR 2256 ft/2/        45" I.D. x 24''0" OAL
                                                   Shell:750 psig @ 0/550 (degrees) F  -
                                                   Tubes: 14 psig @ 0/550 (degrees) F
 E-1002   SRU Reheat Exchanger No. 2 - Train 100   45-144 NEN 2,800 MBTU/HR 1442 ft/2/        45" I.D. x 18'-0" OAL
                                                   Shell: 750 psig @ 0/550 (degrees) F - Tubes:
                                                   14 psig @ 0/550 (degrees) F
 E-2002   SRU Reheat Exchanger No.2 - Train 200    45-144 NEN 2,600 MBTU/HR 1442 ft/2/        45" I.D. x 18'-0" OAL
                                                   Shell: 75O psig @ 0/550 (degrees) F  - Tubes: 14
                                                   psig @ 0/550 (degrees) F
 E-1003   SRU Reheat Exchanger No. 3 - Train 100   45l NEN 2,850 MBTU/HR 1442 ft/2/           45" I.D. x 18'-0" OAL
                                                   Shell 75O psig @ 0/550 (degrees) F - Tubes: 14
                                                   psig @ 0/550 (degrees) F
 E-2003   SRU Reheat Exchanger No. 3 - TrainB      45-144 NEN 2850 MBTU/HR 1442 ft/2/         45" I.D. x 18'-0" OAL
                                                   Shell: 50 psig @ 0/550 (degrees) F - Tubes: 14 psig
                                                   @0/550 (degrees) F
 E-1004   Acid Gas Preheater                       34-192 NEN 1256 MBTU/HR 1037ft/2/          34" I.D. x 24'-0" OAL
                                                   Shell: 180 psig @ 0/470 (degrees) F - Tubes: 14 psig
                                                   @0/470 (degrees) F
 E-9001   SCOT Waste Heal Steam Generator          89-288 NEN (Spectial) 11,611 MBTU/HR      89" I.D. x 36'0" OAL
                                                   8831 ft/2/ Shell: 150 psig @ 0/470 (degrees) F
                                                   Tubes:14 psig @ 0/650 (degrees) F
 E-9002   Lean/Rich MDEA Exchanger                 36-288 BFU 36,850 MBTU/HR x 1.10          36" I.D.
                                                   10,928 11" Shell: 150 psig @ 0/300 (degrees) F
                                                   Tubes: 150 psig @ 0/300 (degrees) F
 E-9003   Stripper Reboiler                        54-288 BEM 36,000 MBTU/HR maximum         54" I.D.
                                                   9694 ft/2/ She11: 180 psig @ O/465P.
                                                   Tubes: 50 psig
 E-9004   Incinerator Waste Heat Solar             52275 MBTU/HR (Maximum)

          AIR COOLERS
          -----------
 C-1001   Acid Gas Cooler                          1HAC0910S07 - 500 MBTU/HR x 1.20             [ILLEGIBLE]

                                                                 ---------------
                                                                    FOR YOUR

                                                                  MAY 14, 1999

                                                                   INFORMATION
                                                                 ---------------

------------------------------------------------------------------------------------------------------------------------------------
TAG        SERVICE                                ACCT      P&ID   DATA SHEET    LOCATION    PURCHASE  ORDER    SUPPLIER
Number                                            Code     Number    Nbr-Rev   System  Area  Nbr-Rev    Date
------------------------------------------------------------------------------------------------------------------------------------
            VESSELS - TPQ                          010
            -------------                          ---
C-9001      Quench Water Cooler                    002502    -0035    25.02     SCOT          7005617  01/28/99  HAMMCO, Inc.


C-9002      Lean Amine Cooler                      002503    -0036    25.03     SCOT          7005617  01/28/99  HAMMCO, Inc.


C-9003      Stripper Condenser                     002504    -0039    25.04     SCOT          7005617  01/28199  HAMMCO. Inc.


P-1001 A/B  Acid Gas Knock-Out Drum Pumps          003001    -0011    30.01     SRU           7005076  12/23/99  Raguse & Co.
7.5 Hp
P-2001 A/B  Sour Water Gas Knock-Out Drum Pumps    003002    -0014    30.02     SRU           7005076  12/23/99  Raguse & Co.

P-1002 A/B  Sulfur Pit Pumps                       003003    -0029    30.03     SRU           7005654  01/29/99  Chas. S. & Lewis
                                                                                                                    & Co.

P-9002 A/B  Quench Water Circulation Pumps         003004    -0035    30.04     SCOT          7005076  12/23/99  Raguce & Co.


P-9002 A/B  Rich MDEA Pumps                        003005    -0036    30.05     SCOT          7005076  12/23/99  Raguse & Co.


P-9003 A/B  Lean MDEA Pumps                        003006    -0038    30.06     SCOT          7005076  12/23/99  Raguse & Co.


P-9004 A/B  Stripper Reflux Pumps                  003007    -0039    30.07     SCOT          7005076  12/23199  Raguse & Co.

P-9005      SCOT Caustic Injection Pump            003008             30.08     SCOT

P-9008      MDEA Makeup Pump                       003009    -0051    30.09     SCOT          7005076  12/23/99  Raguse & Co.

P-9009 A/B  Closed Drain Pumps                     003010    -0050    30.10     UTIL
P-9100 A/B  Sump Rainwater Pumps                   003011             30.11     UTIL
P-9006 A/B  L.P. Boiler Feedwater Pumps            003012    -0063    30.12     UTIL
P-9007 A/B  H.P. Boiler Feedwater Pumps            003013    -0062    30.13     UTIL
SP-1001A/B  Seal Pots or Acid Gas Knock-out Drum
               Pumps                               003014    -0011    30.14
SP-2001A/B  Seal Pots for Sour Water Gas Knock-
               out Drum Pumps                      003014    -0014    30.14
SP-9004 A/B  Seal Pots for Stripper Reflux Pump    003014    -0039    30.14
P-1003 A/B   Sulfur Feed Pump                      003015             30.15


             BURNERS                               040
             -------                               ---
BA-1001      Acid Gas Furnace Burner- Train 100    004001    -0017    40.01     SRU 100       7005208  01/07/99  Callidus Tech, Inc.
                                                                                Train
BA-2001      Acid Gas Furnace Burner - Train 200   004001    -0022    40.01     SRU 200       7005208  01/07/99  Callidus Tech, Inc.

BA-9001      SCOT In-Line Burner                   004002    -0032    40.03     SCOT          7005208  01/07/99  Callidus Tech, Inc.
BA-9002      Incinerator Burner                    004003    -0040    40.02     TTO           7005208  01/07/99  Callidus Tech, Inc.



-----------------------------------------------------------------------------------------------------------------
TAG        SERVICE                                ACCT                 DESCRIPTION                       SIZE
Number                                            Code         Manufacturer/Model/Design
-----------------------------------------------------------------------------------------------------------------
            VESSELS - TPQ                          010
            -------------                          ---
C-9001      Quench Water Cooler                    002502    3HAC1540T13 - 31.363 MBTU/HR x 110       (3) 15' x 40'
                                                             Design:100 psig @ 250/-20 (degrees) F
                                                             (2)Fans/Bay @ 40 Hp (3) Bays
C-9002      Lean Amine Cooler                      002503    2HAC1440T12 - 21.4.23 MBTU/HR x 110 (2)  14' x 40'
                                                             Design: 150 psig @ 250/-20 (degrees) F
                                                             (2)Fans/Say @ 40 Hp (2) Says
C-9003      Stripper Condenser                     002504    1HAC1740T14 - 23,410 MBTU/HR x 1.10      (1) 17' x 40'
                                                             Design:50 psig @ 300/-20 (degrees) F     (2) Fans @ 30
                                                             Hp (1) Bay
            PUMPS                                  030
            -----                                  ---
P-1001 A/B  Acid Gas Knock-Out Drum Pumps          003001    Durco Pump/Model 2 x 1.5V-6              2 gpm @ 60 psid / 7.5 Hp
P-2001 A/B  Sour Water Gas Knock-Out Drum Pumps    003002    Durco Pump/Model 2 x 2 x 1.5V-6          10 gpm @ 60 psid / 7.5 Hp

P-1002      AJD Suflur Pit Pumps                   003003    Lewis/Model MSS-1655-5                   450 gpm @ 55 psid / 30 Hp

P-9001      AID Quench Water Circulation Pumps     003004    Durco Pump/Model 3K6 x 6 -16A with SS    1977 gpm @ 75psid x 1.10/125
                                                             Catch Basin                              Hp

P-9001 A/B  Rich MDEA Pumps                        003005    Durco Pump/Model 2K6 x 4 with SS         787 gpm @ 95psid x 1.15/100 Hp
                                                             Catch Basin

P-9003 A/B  Lean MDEA Pumps                        003006    Durco Pump/Model 3K6 x 4-16 with SS      833 gpm@90psid a 1.10/100 Hp
                                                             Catch Basin

P-9004 A/B  Stripper Reflux Pumps                  003007    Durco Pump/Model 2x1.5V - 8              53 gpm @ 63 psid / 7.5 Hp

P-9005      SCOT Caustic Injection Pump            003008    Pulsafeeder/Model 340-S-E                5.0 gph @50 psid / 0.25 Hp

P-9006      MDEA Makeup Pump                       003009    Durco Pump/Model 1K1.5 x 1-6 with SS     60 psid/7.5 Hp
                                                             Catch Basin
P9009 A/B   Closed Drain Pumps                     003010    IDP Model ESP2/1.5 x 1.6                 25 gpm @ 6O psid/3 Hp
P9100 A/B   Sump Rainwater Pumps                   003011    Air operated
P-9006 A/B  L.P. Boiler Feedwater Pumps            003012
P-9007 A/B  H.P. Solar Feedwater Pumps             003013
SP-1001A/B  Seal Pots or Acid Gas Knock-out Drum
               Pumps                               003014
SP-2001A/B  Seal Pots for Sour Water Gas Knock-
               out Drum Pumps                      003014
SP-9004 A/B  Seal Pots for Stripper Rellux Pump    003014
P-1003 A/B   Sulfur Feed Pump                      003015

                                                                                                      43 gpm@34.5 psid/5Hp
             BURNERS                               040
             -------                               ---
BA-1001      Acid Gas Furnace Burner- Train 100    004001     14,000 MBTU/HR Heat Release             13" I.D. x 25'-0" Long
BA-2001      Acid Gas Furnace Burner - Train 200   004001     14,000 MBTU/HR Heat Release             13" I.D. x 25'-0" Long

BA-9001      SCOT In-Line Burner                   004002     10,320 MBTU/HR Heat Release             [ILLEGIBLE]
BA-9002      Incinerator Burner                    004003     65,150 MBTU/HR Heat Release             108" I.D. x 26'-11" Long

                                                                 ---------------
                                                                    FOR YOUR

                                                                  MAY 14, 1999

                                                                   INFORMATION
                                                                 ---------------
          k/Foster Wheeler                                        EQUIPMENT LIST
Project   ,200 TPD Sulfur Plants

Location: Port Arthur, Texas

------------------------------------------------------------------------------------------------------------------------------------
TAG          SERVICE                                 ACCT     P&ID   DATA SHEET    LOCATION    PURCHASE ORDER      SUPPLIER
Number                                               Code    Number    Nbr-Rev   System  Area  Nbr-Rev     Date
------------------------------------------------------------------------------------------------------------------------------------
             VESSELS - TPQ                           010
             -------------                           ---
             BLOWERS                                 045
             -------                                 ---
K-1000 A/B   Acid Gas Blower                         004501   -0012    45.01    SRU
K-1001 A/B/C Combustion Air Blower                   004502   -0015    45.02    SRU           7005531   01/28/99  Hoffman Air &
                                                                                                                    Filtration

             Sulfur Pit Vent Gas Recycle Compressors                   ALT      SRU
K-1005 A/B   Degassing Air Blower                    004503   -0028    45.03    SRU

K-1002 A/B   In-Line Heater Air Blower               004504   -0030    45.04    SCOT          7005532   01/28/99  Hoffman Air &
                                                                                                                     Filtration

K-1003       SCOT Start-Up Blower                    004505   -0034    45.05    SCOT                              Robinson
                                                                                                                     Industries

K-1004 A/B   Incinerator Air Blower                  004506   -0040    45.06    TTO                               Robinson
                                                                                                                     Industries

             FILTERS                                 055
F-1001A/B/C  Combustion Air Blower Screen/Silencer   005501   -0015    55.01    SRU           7005531   01/28/99  Hoffman Air &
                                                                                                                     Filtration
F-9001       In-Line Air Blower Suction Screen       005502   -0026    55.02    SCOT          7005532   01/28/99  Hoffman Air &
                                                                                                                     Filtration
F-9002       Quench Water Filter                     005503   -0035    55.03    SCOT          7005529   01/27/99  Plenty Products
F-9008       pH Meter Sample Filter                  005504   -0035    55.04    SCOT
F-9004       Lean MDEA Filter                        005505   -0037    55.05    SCOT          7005530   01/27/99  Plenty Products

F-9005       Lean MDEA Carbon Filter                 005506   -0037    55.06    SCOT          7005528   01/25/99  Perry Equipment
F-9006       Carbon Bed After Filter                 005507   -0032    55.07    SCOT          7005530   01/27/99  Plenty Products
F-9007       MDEA Sump Filter                        005508   -0051    55.06    SCOT          7005529   01/27/99  Plenty Products

             PACKAGED EQUIPMENT                      070
D-9001       Deaerator                               007001                     UTIL
SK-1001      Instrument Air Dryer                    007002                     UTIL

             SPECIAL EQUIPMENT                       085

N-1002       Ceramic Ferrules for WHR -Train 100     008501   -0018             SRU 100
                                                                                Train
N-2002       Ceramic Ferrules for WHR - Train 200    008501   -0023             SRU 200
                                                                                Train
N-1009       Sulfur Pit Vent Ejector                 008502   -0029             SRU
N-1005       Catalyst for Sulfur Reactors -
                Train 100                            008503   -0020             SRU
N-2005       Catalyst for Sulfur Reactors- Train
                200                                  008503   -0025
N-9000       Catalyst for SCOT Reactor               008504   -0033             SCOT
N-1008 A/B/C Combustion Air Blower Vent Silencer     008505-0 -0015    85.05-01 SRU           7005531   01/28/99  Hoffman Air &
                                                                                                                     Filtration
N-9007 A/B   In-Line Htr Air Blower Vent Silencer    008505-0 -0030    65.05-02 SCOT          7005532   01/28/99  Hoffman Air &
                                                     2                                                               Filtration
N-1006       Rainshield for SRU Reactor Furnace-
                Train 100                                     -0017             SRU 100
                                                                                Train
N-2006       Rainshield for SRU Reactor Furnace -
                Train 200                                     -0022             SRU 200
                                                                                Train
N-1011
N-1012 A/B/C

-------------------------------------------------------------------------------------------------------------------------
TAG          SERVICE                                           DESCRIPTION                           SIZE
Number                                                 Manufacturer/Model/Design
-------------------------------------------------------------------------------------------------------------------------
             VESSELS - TPQ
             -------------
             BLOWERS
             -------
K-1000 A/B   Acid Gas Blower                          7286 SCFM/ 2 X 150 HP
K-1001 A/B/C Combustion Air Blower
                                                      67 106A 12,555 SCFM x 1.15 @ 10 psid

             Sulfur Pit Vent Gas Recycle Compressors
K-1005 A/B   Degassing Air Blower                      700 SCFM/2 X 100 HP

K-1002 A/B   In-Line Heater Air Blower
                                                       74104A/1930 SCFM/2 X 100 HP

K-1003       SCOT Start-Up Blower
                                                       RL-150-24/11000 SCFM / 1 X 125 HP

K-1004 A/B   Incinerator Air Blower
                                                       BI-1242/15940 SCFM /2 X 125 HP

             FILTERS
F-1001A/B/C  Combustion Air Slower Screen/Silencer
                                                       Universal/FSH-24-12/1225110 SCFM         FSH-24-12 (Weight 1240#)
F-9001       In-Line Air Blower Suction Screen
                                                       Universal/FSH-10-2/1930 SCFM             FSH-10-2 (Weight 190#)
F-9002       Quench Water Filter                       Plenty/CFW-19-3-100-6-CS/230 GPM         16" DIA X 74" OAH
F-9008       pH Meter Sample Filer
F-9004       Lean MDEA Filer                           Plenty/CFW-40-4-150-4-CS/160 GPM         22" DIA X 81" OAH

F-9005       Lean MDEA Carbon Filer                    PECO/10-FB-98-60-150/160 GPM             60" DIA X 188" OAH
F-9006       Carbon Bed After Filter                   Plenty/CFW-40-4-150-4-CS/160 GPM         22" DIA X 81" OAH
F-9007       MDEA Sump Filter                          Plenty/CFW-8-3-150-2-CS                  10" DIA X 61" OAH

             PACKAGED EQUIPMENT
D-9001       Deaerator 8' DIA x 15'-0" S/S                                                      8' DIA X 15'-0" S/S
SK-1001      Instrument Air Dryer

             SPECIAL EQUIPMENT

N-1002       Ceramic Ferrules for WHR -Train 100

N-2002       Ceramic Ferrules for WHR - Train 200

N-1001       Sulfur Pit Vent Ejector
N-1005       Catalyst for Sulfur Reactors -
                Train 100
N-2005       Catalyst 101 Sulfur Reactors- Train
                200
N-9000       Catalyst for SCOT Reactor
N-1008A/B/C  Combustion Air Blower Vent Silencer       Universal/SU5/14
N-9007 A/B   In-Line Htr Air Slower Vent Silencer      Universal/SU5/6

N-1006       Rainshield for SRU Reactor Furnace-
                Trains 100

N-2006       Rainshield for SRU Reactor Furnace -
                Train 200

N-1011
N-1012 A/B/C

                                                    ---------------------------
                                                               FOR YOUR
                                                    SU5-14 (weight 375#)
                                                    SU5-16 (weight [ILLEGIBLE])

                                                             INFORMATION
                                                    ---------------------------

      Foster Wheeler
      00 TPD Sulfur Plants
                                                              EQUIPMENT LIST
Location: Port Arthur, Texas

------------------------------------------------------------------------------------------------------------------------------------
TAG        SERVICE               ACCT    P&ID   DATA SHEET    LOCATION    PURCHASE ORDER    SUPPLIER         DESCRIPTION        SIZE
Number                           Code   Number    Nbr-Rev   System  Area  Nbr-Rev     Date           Manufacturer/Model/Design
------------------------------------------------------------------------------------------------------------------------------------
            VESSELS - TPQ        010
            -------------        ---
N-1013
N-2013
N-1014
N-2014
N-1015 A/B/C
N-1016
N-2016
N-1017 A/B/C
N-2017 A/B/C
N 1018
N-2018
N-1019
N-2019
N-1020 A/B/C/D
N-2020 A/B/C/D
N-1021 A/B
N-1022 A/B
N-1023 A/B
N-9008 A/B
N-9010
N-9011
N-9012
N-1025
N-2025
N-1026
N-2026
N-1027
N-2027
N-1028
N-2028
N-9013
N-9014
N-9015
N-9016
N-9017
N-1030 A/B
N-2030 A/B
N-9020 A/B
N-9021 A/B
N-9022 A/B
N-9023 A/B
N-9024
N-9025 A/B
N-9026 A/B/C

            REFRACTORY           135
            ----------           ---

N-1OOl      Refractory for SRU                              SRU 100
            Reactor Furnace -                               Train
            Train 500


                                                                 ---------------
                                                                    FOR YOUR

                                                                  MAY 14, 1999

                                                                   INFORMATION
                                                                 ---------------

      Foster Wheeler
      200 TPD Sulfur Plants
                                                              EQUIPMENT LIST
Location: Port Arthur, Texas

------------------------------------------------------------------------------------------------------------------------------------
TAG        SERVICE               ACCT    P&ID   DATA SHEET    LOCATION    PURCHASE   ORDER  SUPPLIER         DESCRIPTION        SIZE
Number                           Code   Number    Nbr-Rev   System  Area  Nbr-Rev     Date           Manufacturer/Model/Design
------------------------------------------------------------------------------------------------------------------------------------
        VESSELS - TPQ            010
        -------------            ---
N-2001  Refractory for SRU Reactor Furnace - Train 200     SRU 200
                                                           Train
N-1004  Refractory for Sulfur Condenser - Train 100        SRU 100
                                                           Train
N-2004  Refractory for Sulfur Condenser - Train 200        SRU 200
                                                           Train
N-1003  Refractory for SRU Reactor - Train 100             SRU 100
                                                           Train
N-2003  Refractory for SRU Reactor - Train 200             SRU 200
                                                           Train
N-9006  Refractory for Thermal Oxidizer                    TTO
N-9004  Refractory for SCOT Mixing Chamber                 SCOT
N-9005  Refractory for SCOT Reactor                        SCOT

                                                                 ---------------
                                                                    FOR YOUR

                                                                   MAY 14 1999

                                                                   INFORMATION
                                                                 ---------------

=============================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004622                   EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:
-------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                       REVISION                         ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                       DATE:                            02/09/99
-------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                               P&ID NO.  REQN. NO.   P.O. NO.
=============================================================================================================
HT. EXs       C-802 A/B           Sour Water Stripper                        A203        1231A       PH-0064
                                  Pumparound Cooler
-------------------------------------------------------------------------------------------------------------
              0-804 A/B           Sour Water Stripper Bottoms                A200        1231B       PH-0064
                                  Cooler
-------------------------------------------------------------------------------------------------------------
              E-801 A/B           Sour Water Stripper Feed/                  A201        1211A       PH-0053
                                  Bottoms Exchanger
-------------------------------------------------------------------------------------------------------------
              E-803               Sour Water Stripper Reboiler               A202        1211B       PH-0053
-------------------------------------------------------------------------------------------------------------
PUMPS         P-801 A/B           Sour Water Stripper                        A203        1311C       PH-0041
                                  Pumparound Pumps
-------------------------------------------------------------------------------------------------------------
              P-802 A/B           Sour Water Stripper Bottoms                A201        1311B       PH-0039
                                  Pumps
-------------------------------------------------------------------------------------------------------------
TOWER         T-801               Sour Water Stripper                        A202        12110       PH-0050
-------------------------------------------------------------------------------------------------------------
              T-801T              Sour Water Stripper Trays                  A202        1112A       PH-0054
=============================================================================================================


====================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004622             UNIT
        HOUSTON, TEXAS           SECTION:                        SWS
--------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                       1        2        3        4       5      6
LOCATION: PORT ARTHUR, TEXAS
--------------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                    04/30/99       REMARKS                    REV
====================================================================================================================
HT. EXs       C-802 A/B           Sour Water Stripper             Ecodyne MRM, Inc.                          1
                                  Pumparound Cooler
--------------------------------------------------------------------------------------------------------------------
              0-804 A/B           Sour Water Stripper Bottoms     Ecodyne MRM, Inc.                          1
                                  Cooler
--------------------------------------------------------------------------------------------------------------------
              E-801 A/B           Sour Water Stripper Feed/       Heat Transfer Equipment, Co.               1
                                  Bottoms Exchanger
--------------------------------------------------------------------------------------------------------------------
              E-803               Sour Water Stripper Reboiler    Heat Transfer Equipment, Co.               1
--------------------------------------------------------------------------------------------------------------------
PUMPS         P-801 A/B           Sour Water Stripper             Sulzer Bingham Pumps Inc.                  1
                                  Pumparound Pumps
--------------------------------------------------------------------------------------------------------------------
              P-802 A/B           Sour Water Stripper Bottoms     David Brown Union Co.                      1
                                  Pumps
--------------------------------------------------------------------------------------------------------------------
TOWER         T-801               Sour Water Stripper             General Welding Works, Inc.                1
--------------------------------------------------------------------------------------------------------------------
              T-801T              Sour Water Stripper Trays       Koch-Glitsch                               1
====================================================================================================================

=============================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004623                   EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:
-------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                       REVISION                         ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                                       DATE:                            02/09/99
-------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                               P&ID NO.  REQN. NO.    P.O. NO.
=============================================================================================================
HI. EXs.      C-101A/B           Amine Reg Pumparound Cooler                 A203        1221C       PH-0077
-------------------------------------------------------------------------------------------------------------
              C-104              Amine Pumpout Cooler                        A201        1221C       PH-0077
-------------------------------------------------------------------------------------------------------------
              E-102A/B           Rich/Lean Amine Exchanger                   A201        1211A       PH-0057
-------------------------------------------------------------------------------------------------------------
              E-103              Amine Regenerator Reboiler                  A202        1211B       PH-0057
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
FILTERS       F-101              Rich Amn Particulate Filter                 A200        1593A       PH-0080
-------------------------------------------------------------------------------------------------------------
              F-102              Rich Amn Carbon Bed Filter                  A200        1593B       PH-0081
-------------------------------------------------------------------------------------------------------------
              F-103              Rich Amn Carbon Bed After Fltr              A200        1593A       PH-0080
-------------------------------------------------------------------------------------------------------------
              F-104              Amine Sump Filter                           A204        b593A       PH-0080
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
PUMPS         P-101A/B           Amn Reg Pumparound Pump                     A203        1311B       PH-0055
-------------------------------------------------------------------------------------------------------------
              P-102A/B           Amn Reg Bottoms Pump                        A201        1311C       PH-0055
-------------------------------------------------------------------------------------------------------------
              P-103              Amine Transfer Pump                         A204        1311D       PH-0055
-------------------------------------------------------------------------------------------------------------
              P-104              Amine Sump Pump                             A204        1311A       PH-0056
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
TANK          SC-101             Amine Sump                                  A204        1131A       PH-0079
-------------------------------------------------------------------------------------------------------------
              TK-4002            Spent Amine Storage Tank                    A204
-------------------------------------------------------------------------------------------------------------
              TK-4003            Fresh Amine Storage Tank                    A204        1141A       PH-0078
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
TOWER         T-101              Amine Regenerator                           A202        1124A       PH-0061
-------------------------------------------------------------------------------------------------------------
              T-101T             Amine Regenerator Trays                     A202        1112A       PH-0075
=============================================================================================================


====================================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004623                  UNIT
        HOUSTON, TEXAS           SECTION:                             ATU
--------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                         1       2       3       4       5       6
LOCATION: PORT ARTHUR, TEXAS
--------------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.           DESCRIPTION                        04/30/99       REMARKS                REV
====================================================================================================================
HI. EXs.      C-101A/B           Amine Reg Pumparound Cooler           Ecodyne MRM, Inc.                     1
--------------------------------------------------------------------------------------------------------------------
              C-104              Amine Pumpout Cooler                  Ecodyne MRM, Inc.                     1
--------------------------------------------------------------------------------------------------------------------
              E-102A/B           Rich/Lean Amine Exchanger             Ohmstede, Inc.                        1
--------------------------------------------------------------------------------------------------------------------
              E-103              Amine Regenerator Reboiler            Ohmstede, Inc.                        1
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
FILTERS       F-101              Rich Amn Particulate Filter           Hatfield and Company                  1
--------------------------------------------------------------------------------------------------------------------
              F-102              Rich Amn Carbon Bed Filter            AWC, Inc.                             1
--------------------------------------------------------------------------------------------------------------------
              F-103              Rich Amn Carbon Bed After Fltr        Hatfield and Company                  1
--------------------------------------------------------------------------------------------------------------------
              F-104              Amine Sump Filter                     Hatfield and Company                  1
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
PUMPS         P-101A/B           Amn Reg Pumparound Pump               David Brown Union Pump                1
--------------------------------------------------------------------------------------------------------------------
              P-102A/B           Amn Reg Bottoms Pump                  David Brown Union Pump                1
--------------------------------------------------------------------------------------------------------------------
              P-103              Amine Transfer Pump                   David Brown Union Pump                1
--------------------------------------------------------------------------------------------------------------------
              P-104              Amine Sump Pump                       Goulds Pumps, Inc.                    1
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TANK          SC-101             Amine Sump                            Vessel Technology                     1
--------------------------------------------------------------------------------------------------------------------
              TK-4002            Spent Amine Storage Tank              Field Erected                         1
--------------------------------------------------------------------------------------------------------------------
              TK-4003            Fresh Amine Storage Tank              Baker Tank                            1
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TOWER         T-101              Amine Regenerator                     Graver Manufacturing Co., Inc.        1
--------------------------------------------------------------------------------------------------------------------
              T-101T             Amine Regenerator Trays               Koch-Glitsch                          1
====================================================================================================================

=============================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004623            EQUIPMENT LIST
        HOUSTON, TEXAS           SECTION:
---------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.             REVISION                  ORIGINAL
LOCATION: PORT ARTHUR, TEXAS                             DATE:                     02/09/99
---------------------------------------------------------------------------------------------
CLASS           ITEM NO.      DESCRIPTION                    P&ID NO. REQN. NO.   P.O. NO.
=============================================================================================
DCU FEED      PS-430
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TANKS         430-TK-108    Coker Feed Tank                  A220A
---------------------------------------------------------------------------------------------
              430-TK-109    Coker Feed Tank                  A221A
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
PUMPS         430-J-1       Coker Feed Pump                  A220C     1311-G
---------------------------------------------------------------------------------------------
              430-J-2       Coker Feed Pump                  A220C     1311-G
---------------------------------------------------------------------------------------------
              430-J-3       Dirty Water Sump Pump            A221D     1311-H
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
EXCHANGERS    430-H-1 A/B   Coker Tank Heater                A220 B/C  1229-A
---------------------------------------------------------------------------------------------
DRIVERS       430-JM-1      Motor for 430-J-1                A220C     1311-G
---------------------------------------------------------------------------------------------
              430-JM-2      Motor for 430-J-2                A220C     1311-G
---------------------------------------------------------------------------------------------
              430-JM-3      Motor for 430-J-3                A221D     1311-H
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
COOLING TOWER PS-432
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
HEAT TRANSFER 432-CT-432    Cooling Tower                    A401      2261-A      PH-089
---------------------------------------------------------------------------------------------
              432-F-1       Cooling Tower Fan                A401      2261-A      PH-089
---------------------------------------------------------------------------------------------
              432-F-2       Cooling Tower Fan                A401      2261-A      PH-089
---------------------------------------------------------------------------------------------
              432-F-3       Cooling Tower Fan                A401      2261-A      PH-089
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
PUMPS         432-J-1       Cooling Water Circulating Pump   A4O1A     1131-D
---------------------------------------------------------------------------------------------
              432-J-2       Cooling Water Circulating Pump   A4O1A     1131-D
---------------------------------------------------------------------------------------------
              432-J-3       Cooling Water Circulating Pump   A4O1A     1131-D
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
DRIVERS       432-JM-1      Motor for 432-J-1                 401A     1311-D
---------------------------------------------------------------------------------------------
              432-JM-2      Motor for 432-J-2                 401A     1311-D
---------------------------------------------------------------------------------------------
              432-JT-3      Turbine for 432-J-3               401A     1311-D
---------------------------------------------------------------------------------------------
              432-FM-1      Motor for 432-F-1                 401A     2261-A      PH-089
---------------------------------------------------------------------------------------------
              432-FM-2      Motor for 432-F-2                 401A     2261-A      PH-089
---------------------------------------------------------------------------------------------
              432-FM-3      Motor for 432-F-3                 401A     2261-A      PH-089
=============================================================================================


===============================================================================================================
[LOGO]  FOSTER WHEELER USA       CONTRACT: 13-004623                   UNIT
        HOUSTON, TEXAS           SECTION:                                OFFSITES
---------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.                   1         2         3        4        5      6
LOCATION: PORT ARTHUR, TEXAS
---------------------------------------------------------------------------------------------------------------
CLASS           ITEM NO.      DESCRIPTION                      04/30/99       REMARKS                       REV
===============================================================================================================
DCU FEED      PS-430
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
TANKS         430-TK-108    Coker Feed Tank                  Modify existing tank by S/C
---------------------------------------------------------------------------------------------------------------
              430-TK-109    Coker Feed Tank                  Modify existing tank by S/C
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
PUMPS         430-J-1       Coker Feed Pump                  Pump G.O.C. #11217
---------------------------------------------------------------------------------------------------------------
              430-J-2       Coker Feed Pump                  Pump G.O.C. #11218
---------------------------------------------------------------------------------------------------------------
              430-J-3       Dirty Water Sump Pump            Pump G.O.C. #11219
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
EXCHANGERS    430-H-1 A/B   Coker Tank Heater                                                           1
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
DRIVERS       430-JM-1      Motor for 430-J-1                  Motor I.D. #
---------------------------------------------------------------------------------------------------------------
              430-JM-2      Motor for 430-J-2                  Motor I.D. #
---------------------------------------------------------------------------------------------------------------
              430-JM-3      Motor for 430-J-3                  Motor I.D. #
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
COOLING TOWER PS-432
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
HEAT TRANSFER 432-CT-432    Cooling Tower                                                               1
---------------------------------------------------------------------------------------------------------------
              432-F-1       Cooling Tower Fan                                                           1
---------------------------------------------------------------------------------------------------------------
              432-F-2       Cooling Tower Fan                                                           1
---------------------------------------------------------------------------------------------------------------
              432-F-3       Cooling Tower Fan                                                           1
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
PUMPS         432-J-1       Cooling Water Circulating Pump   Pump G.O.C. #11220
---------------------------------------------------------------------------------------------------------------
              432-J-2       Cooling Water Circulating Pump   Pump G.O.C. #11221
---------------------------------------------------------------------------------------------------------------
              432-J-3       Cooling Water Circulating Pump   Pump G.O.C. #11222
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
DRIVERS       432-JM-1      Motor for 432-J-1                Motor I.D. #
---------------------------------------------------------------------------------------------------------------
              432-JM-2      Motor for 432-J-2                Motor I.D. #
---------------------------------------------------------------------------------------------------------------
              432-JT-3      Turbine for 432-J-3              Turbine G.O.C. #11223
---------------------------------------------------------------------------------------------------------------
              432-FM-1      Motor for 432-F-1                Motor I.D. #                               1
---------------------------------------------------------------------------------------------------------------
              432-FM-2      Motor for 432-F-2                Motor I.D. #                               1
---------------------------------------------------------------------------------------------------------------
              432-FM-3      Motor for 432-F-3                Motor I.D. #                               1
===============================================================================================================

====================================================================================================================================
[LOGO]  FOSTER WHEELER USA     CONTRACT: 13-004623      EQUIPMENT LIST                     UNIT
        HOUSTON, TEXAS         SECTION: OSBL                                                 OFFSITES
------------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.        REVISION                    ORIGINAL       1      2      3      4      5      6
LOCATION: PORT ARTHUR, TEXAS                        DATE:                        4/5/99      6/22/99
------------------------------------------------------------------------------------------------------------------------------------
CLASS         ITEM NO.       DESCRIPTION                  P&ID NO.   REQN. NO.  P.O. NO.                  REMARKS               REV
====================================================================================================================================
FLARE
------------------------------------------------------------------------------------------------------------------------------------
STACKS      FS-23          Flare Stack                       A201       1248-A     PH-093                                         1
------------------------------------------------------------------------------------------------------------------------------------
DRUMS       23-M-1         Flare Knock Out Drum              A200       1131-A     PH-82      168" ID. x 70'-0" T/T               1
------------------------------------------------------------------------------------------------------------------------------------
PUMPS       23-J-1         Flare Drip Pump                   A200       1311-C                Pump G.O.C. # 11224
------------------------------------------------------------------------------------------------------------------------------------
            23-J-2         Flare Drip Pump                   A200       1311-C                Pump G.O.C. # 11225
------------------------------------------------------------------------------------------------------------------------------------
DRIVERS     23-JM-1        Motor for 23-J-1                  A200       1311-C                Motor ID. #
------------------------------------------------------------------------------------------------------------------------------------
            23-JT-2        Turbine for 23-J-2                A200       1311-C                Turbine G.O.C. # 11226
------------------------------------------------------------------------------------------------------------------------------------
PS41
------------------------------------------------------------------------------------------------------------------------------------
EXCHANGERS  41-E-1         Crude Preheater                   A252       1211-A                                                    1
------------------------------------------------------------------------------------------------------------------------------------
PUMPS       41-J-1         Crude Oil Pump                    A250       1311-E     PH-0084                                        1
------------------------------------------------------------------------------------------------------------------------------------
            41-J-2         Crude Oil Pump                    A250       1311-E     PH-0084     Pump G.O.C. # 11228                1
------------------------------------------------------------------------------------------------------------------------------------
            41-J-3         Crude Oil Pump                    A250       1311-E     PH-0084     Pump G.O.C. # 11229                1
------------------------------------------------------------------------------------------------------------------------------------
            41-J-4         Water Drawoff Pump                A251       1311-J                 Pump G.O.C. # 11230                1
------------------------------------------------------------------------------------------------------------------------------------
            41-J-5         Storm Water Pump                  A251       1311-K                 Pump G.O.C. # 11231                1
------------------------------------------------------------------------------------------------------------------------------------
            41-J-17*       Crude Transfer Pump               A252       1311-F                 Pump G.O.C. # 8779                 1
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               *(Relocated from PH-41)
------------------------------------------------------------------------------------------------------------------------------------
DRIVERS     41-JM-1        Motor for 41-J-1                  A250       1311-E     PH-0084     Motor ID. #                        1
------------------------------------------------------------------------------------------------------------------------------------
            41-JM-2        Motor for 41-J-2                  A250       1311-E     PH-0084     Motor ID. #                        1
------------------------------------------------------------------------------------------------------------------------------------
            41-JM-3        Motor for 41-J-3                  A250       1311-E     PH-0084     Motor ID. #                        1
------------------------------------------------------------------------------------------------------------------------------------
            41-JM-4        Motor for 41-J-4                  A251       1311-J                 Motor I.D. #                       1
------------------------------------------------------------------------------------------------------------------------------------
            41-JM-5        Motor for 41-J-5                  A251       1311-K                 Motor I.D. #                       1
------------------------------------------------------------------------------------------------------------------------------------
            41-JM-17       Motor for 41-J-17                 A252       1311-F                 Motor I.D. #                       1
====================================================================================================================================

                                                                ----------------
                                                                FW purchase
                                                                responsibility
                                                                only.
                                                                No
                                                                responsibility
                                                                for Engineering
                                                                & Design
                                                                ----------------

====================================================================================================================================
[LOGO]  FOSTER WHEELER USA     CONTRACT: 13-004623      EQUIPMENT LIST                        UNIT
        HOUSTON, TEXAS         SECTION: OSBL                                                    OFFSITES
------------------------------------------------------------------------------------------------------------------------------------
CLIENT:   CLARK REFINING AND MARKETING, INC.        REVISION                    ORIGINAL       1      2      3      4      5      6
LOCATION: PORT ARTHUR, TEXAS                        DATE:                        4/5/99      6/22/99
------------------------------------------------------------------------------------------------------------------------------------
CLASS         ITEM NO.       DESCRIPTION                  P&ID NO.  REQN. NO.   P.O. NO.                  REMARKS               REV
====================================================================================================================================
SOURWATER   PS-162
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PUMPS       162-J-13       Sour Water Transfer Pump         A006        1311-E               Pump G.O.C.# 11232                   1
------------------------------------------------------------------------------------------------------------------------------------
            162-J-14       Sour Water Transfer Pump         A006        1311-E               Pump G.O.C.# 11233                   1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TANKS       162-TK-78      Sour Water Bulk Storage Tank     A006           N/A               (Existing Tank)                      1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DRIVERS     162-JM-13      Motor for 162-J-13               A006        1311-E               Motor I.D. #                         1
------------------------------------------------------------------------------------------------------------------------------------
            162-JM-14      Motor for 162-J-14               A006        1311-E               Motor I.D. #                         1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CONDENSATE RETURN
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DRUMS       D-9010         H.P. Condensate Flash Drum                   4611-       PH-088

                                                             405        113-Q                60" I.D. x 18'-2" S-S with 5' Skirt  1
------------------------------------------------------------------------------------------------------------------------------------
TANKS       TK-889         Coker Gas Oil                       -            -                Existing Tank - Add Nitrogen Blanket 1
====================================================================================================================================

                                                                ----------------
                                                                FW purchase
                                                                responsibility
                                                                only.
                                                                No
                                                                responsibility
                                                                for Engineering
                                                                & Design
                                                                ----------------

                              CONTRACT SCHEDULE 2.6

                           OWNER CONSTRUCTION SERVICES

Construction support services to be provided to CONTRACTOR by OWNER are:

1.    Electrical Power               Note 1

2.    Construction water             Note 1

3.    Hydrotest Water                Note 1

4.    Potable Water                  Note 1

5.    Removal of pre-existing hazardous waste

6.    Removal of pre-existing contaminated waste

7.    Telephone and electrical connections to Contractor's trailer(s), if
      required by Clark/Port Arthur Coker Company                Note 1

8. Disposal of stockpiled soil spoils, derived from pre-existing soil at the site, unless used in construction

9.    Dirty water disposal           Note 1

10.   Use of Clark's buildings, such as: Warehouse 28 & 31, etc.

11.   Use of Clark's forklifts in Warehouse 31                   Note 2

12. Trash disposal: manifesting of trash, hazardous waste, and contaminated waste by Clark, bin supply and removal by Contractor

Note 1:     Hookup is by Contractor, service is provided by Clark

Note 2 Any repairs required to the forklift(s) due to Contractor's use shall be to Contractor's account

                           CONTRACT SCHEDULE 2.11 (a)

                             OWNER OBTAINED PERMITS

      The Texas Natural Resource Conservation Commission Permit (presented in CONTRACT ATTACHMENT 1.3) is the only permit required of OWNER

                           CONTRACT SCHEDULE 2.11 (b)

                           CONTRACTOR OBTAINED PERMITS

Heavy-haul transportation permits are the only permits required to be obtained by Contractor.

                            CONTRACT SCHEDULE 2.13.2

                               ORGANIZATION CHART

The CONTRACTOR organization chart is presented on the next page.

[LOGO]    FOSTER WHEELER USA CORPORATION
          ENGINEERING & CONSTRUCTION GROUP
          SOUTHWEST OPERATIONS
          CLARK - 13206

                                                -----------------------
                                                   Vice President &
                                                   Program Director

                                                       M. Autrey
                                                -----------------------
                                                           |
                                                           |
                                                           |
    ----------------------------------------------------------------------------------------------------------------
    |               |               |             |               |               |                |                |
    |               |               |             |               |               |                |                |
-----------   -------------    ----------   -------------    -----------     ------------    -------------     -----------
  Deputy       Hydrocracker      Coker         Project         Process        Procurement     Construction      Business
  Program        Project        Project      Engineering       Manager          Director         Manager         Manager
  Director       Manager        Manager        Manager
J.M. Papon       S. Keller      R. Klick    M. El-Khashab    D. Fontugne     M. Weisberg        T. Roder         C. Myers
-----------   -------------    ----------   -------------    -----------     ------------    -------------     -----------

                             CONTRACT SCHEDULE 2.14

                              CONSTRUCTION SCHEDULE

The construction schedule is shown on the project summary for each process unit schedule on the pages that follow.

                               [GRAPHIC OMITTED]


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     (C)
Expected Start      01APR98   [GRAPHIC OMITTED] early bar        LUMP                                 Sheet 1 of 1

Expected Finish     01NOV00   [GRAPHIC OMITTED] Progress Bar             Clark Refining & Marketing

Data Date           26APR99                                               Heavy Oil Upgrade Project                      [LOGO]

Run Date            26MAY99                                                 Level I Coker Summary

Primavera Systems, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                             CONTRACT SCHEDULE 2.15

                                PAYMENT SCHEDULE

                            CLARK - PAYMENT SCHEDULE

                                      $ MM

-----------------------------------------------------------------------------------------------------------------
     MONTH                       ENGINEERING (1)                MATERIALS              CONSTRUCTION (1)

                     Progress Pmt %  Progress Payment $   Progress Payment $   Progress Pmt %  Progress Payment $
-----------------------------------------------------------------------------------------------------------------
Apr98-Jul99 F'cast      77.0%                   $61.600              $70.200       12.4%                  $19.460
Aug-99 (3)               7.0%                    $5.629              $40.500        3.3%                   $5.186
Sep-99                   6.0%                    $4.829              $34.600        4.0%                   $6.286
Oct-99                   4.0%                    $3.229              $31.000        5.0%                   $7.856
Nov-99                   3.0%                    $2.429              $17.500        5.5%                   $8.646
Dec-99                   1.0%                    $0.829               $9.800        6.6%                  $10.366
Jan-00                   1.0%                    $O.829               $8.600        7.3%                  $11.466
Feb-00                   1.0%                    $0.829               $8.600        8.1%                  $12.726
Mar-00                                                                $7.500        9.1%                  $14.296
Apr-00                                                                $5.900        6.6%                  $10.366
May-00                                                                $2.100        7.0%                  $10.996
Jun-00                                                                $1.400        6.1%                   $9.586
Jul-00                                                                $0.970        6.4%                  $10.056
Aug-00                                                                $3.000        5.9%                   $9.266
Sep-00                                                                $2.638        4.0%                   $6.286
Oct-00                                                                $0.0O0        2.0%                   $3.146
Nov-00                                                                $1.600        0.7%                   $1.106

TOTALS                 100.0%                   $80.200             $245.908      100.0%                 $157.100

                                                                                 Rev.2
--------------------------------------------------------------------------------------
     MONTH                                     OH&P/CONTINGENCY (2)    $ TOTALS

                                                Progress Payment $
--------------------------------------------------------------------------------------
Apr98-Jul99 F'cast                                           $0.00      $151.260
Aug-99 (3)                                                  $28.17       $79.485
Sep-99                                                       $4.14       $49.855
Oct-99                                                       $4.18       $46.265
Nov-99                                                       $3.78       $32.355
Dec-99                                                       $2.77       $23.765
Jan-00                                                       $2.77       $23.665
Feb-00                                                       $2.92       $25.075
Mar-00                                                       $2.88       $24.676
Apr-00                                                       $2.15       $18.416
May-00                                                       $1.73       $14.826
Jun-00                                                       $1.45       $12.436
Jul-00                                                       $1.43       $12.456
Aug-00                                                       $1.23       $13.496
Sep-00                                                       $0.83        $9.754
Oct-00                                                       $0.42        $3.566
Nov-00                                                       $0.15        $2.856

TOTALS                                                      $61.00      $544.206

            Notes:

            (1) Engineering & Construction progress payments based on earned value (% complete)

            (2) OH&P/Contingency progress payment based on overall composite % of total EPC

            (3) Aug99 payments will include a reconciliation to account for any unbilled charges due Foster Wheeler at the time of financial closure.

                             CONTRACT SCHEDULE 2.46

                         Third Party Technology Licenses

The Third Party Technology Licenses for the Port Arthur Heavy Oil Upgrade Project are as listed below.

Coker LPG Treating:          Merichem
Hydrocracker Unit:           Chevron Research and Technology Corporation
SRU:                         Shell SCOT

                              CONTRACT SCHEDULE 5.3

                           PERFORMANCE TEST STANDARDS

The attached document shall serve as the Performance Test Standard for the Port Arthur Heavy Oil Upgrade Project.

                                  SCHEDULE 5.3
                           PERFORMANCE TEST STANDARDS

Purpose:          The Performance Test measures the ability of the Port Arthur
            Coker Company L.P. ("Owner" or "PACC") facilities to generate cash flow, adequate to service its Senior Debt outstanding, using the assumptions for average market prices of products and feedstocks, and average unit prices for utilities contained in the Base Case for years 2001 through 2011. The Performance Test is intended to demonstrate that the PACC facilities can operate in conjunction with the Clark facilities at the forecasted throughput, yield and operating efficiency without any effects of changes in the market prices of, or price relationships between, feedstocks and refined products.

      General Test Parameters

      1. The Performance Test will consist of a Capacity Test and a Reliability Test to be conducted following Mechanical Completion and Commissioning. All General Test Parameters will apply to both the Capacity Test and Reliability Test.

      2. The Candidate crude oils charged to crude unit AVU-146 will be from the list in Table IV-1 and actual crude oils as agreed to between Owner, Foster Wheeler USA Corporation (Contractor), and the Independent Engineer (IE) during all test runs. The volume mix of crudes shall be approximately 80% from the heavy category and 20% from the light sour category.

      3. All products produced and sold to Clark during the Performance Test shall meet the specifications set forth in the Process Technical Specifications set forth in Schedule 1.7, Turnkey Specifications. To the extent the products actually produced deviate from the product specification, the price shall be adjusted to reflect the values for the processing or sale of such products by the PACC or Clark R&M as approved by IE.

      4. During the Performance Test, the Guaranteed Emission and Effluent Limits shown in Schedule 1.3 of the EPC Contact shall not be exceeded on a ratable basis.

      5. During the test period, only one component of spared equipment will be utilized at any time where redundant components (pumps, compressors, etc.) are installed. This does not preclude switching among components of spared equipment during the test period.

      6. For purposes of measuring the consumption of each feedstock and utility, and production of products for calculation of Daily Net Margin, Clark and PACC will use the measurement systems and equipment that are utilized for accounting purposes. Meters shall be installed for measurement of the main feeds, products and utilities between Clark and the PACC. Calibration of such meters will be carried out prior to the commencement of the Performance Test.

      7. Details of the yield accounting approach including measurement tolerances, analytical procedures, scheduling and reporting during the Performance Test will be developed between Owner and Contractor and the IE before the commencement of the test.

      8. Owner and Contractor may from time to time request modifications to any of the procedures of the Performance Test. Such modifications will become effective upon the consent of the IE, which consent shall not be unreasonably withheld or delayed.

      Capacity Test

      9. During a continuous 72 hour period, which can be during the Reliability Test or at another time, the PACC units will be operated at or within the conditions identified in the process unit performance guarantees included as attachments to this document. The capacity test will demonstrate that PACC can achieve design capacity and efficiency.

      9.1 Crude unit AVU-146 will be operated by Clark at a nominal 250,000 B/SD during the Capacity Test to provide necessary adequate vacuum bottoms feedstock for the delayed coking unit DCU 843.

      9.2 The delayed coker feedstock will be vacuum resid. The hydrocracker feedstock will be mixed coker gas oil, light cycle oil, and vacuum gas oil.

      Reliability Test

      10. Crude Unit AVU-146 will be operated for 60 consecutive days at a crude oil charge rate of not less than an average of 245,000 B/D to provide feedstocks for the Project units. The coker will be operated during the same period at an average charge rate of not less than 76,340 B/D of vacuum resid feedstocks. There will be no limitation on the amount of feedstock processed in Crude Unit AVU 146 and Vacuum Resid feedstock sent to the coker subject to physical limitations of the Crude Unit AVU 146 and safety considerations. The hydrocracker will be operated during the same period at an average charge rate of not less than 33,250 B/D of mixed coker gas oil, light cycle oil and vacuum gasoil feedstocks.

      11. The Guaranteed Reliability of the Project will be determined by the achievement of 100% of the Daily Net Margin of $904,500 as described below. The Project can achieve Substantial Completion by achieving at least a Daily Net Margin of $859,200 and by Contractor paying Reliability Test Buydown Payments according to the schedule in Table IV-2.

            The "Daily Net Margin" generated during a Performance Test is calculated as follows: (i) the sum of Product Values (as defined below) for each product produced during the Performance Test minus the sum of the Feedstock Values (as defined below) minus Variable Costs (as defined below) divided by (ii) the number of days in such Performance Test. The Daily Net Margin shown in Table IV-2 and Table IV-3 is based on a 80/20 Maya/Arab Light crude slate; any alternate Light Sour crude oil will affect product yields and utility consumption. It is not anticipated that changes in the Light Sour crude selection will have a material impact on the Daily Net Margin. However, any change in crude selection and the corresponding Daily Net Margin calculation will be subject to review and agreement by the Owner, Contractor, and the IE.

      As used in Daily Net Margin, the following terms have the following meanings:

      "Product Value" means, for any product produced in a Performance Test, (i) the volume or other measure of such product produced during such Performance Test multiplied by (ii) the Dollar Value (as defined below) of such product.

      "Feedstock Value" means, for any feedstock consumed in a Performance Test,
            (i) the volume or other measure of such feedstock consumed during such Performance Test multiplied by (ii) the Dollar Value of such feedstock.

      "Dollar Value" of any product or feedstock means the value therefore as set forth in the Base Case and as listed in Table IV-3 or, if there is no value set forth in Table IV-3 for such product or feedstock, as the case may be, a value determined by the Owner, with the written approval of the IE, on a basis consistent with the methodology used to determine the prices of similar products or feedstocks, as the case may be, set forth in the Base Case, adjusted to reflect any differences in quality and transportation costs.

      "Variable Costs" means the total cost of major utilities consumed (or produced) multiplied by the unit price of each utility assuming base fuel and electricity costs of $2.307/MMBTU and $.032/KWH, respectively. The consumption basis for each utility is outlined in the Heavy Oil Project Guarantee Basis (Table IV-3).

                                   TABLE IV-1
                               APPROVED CRUDE OILS

                    LIGHT SOUR                             HEAVY
--------------------------------------------------------------------------------
Arab Light                                      Maya

* Basrah Light

* Kirkuk

* Kuwait

* Olmeca

* Oriente

* Poseidon

* Mars

* Urals

* Vasconia

* These crudes are candidates for use subject to selection of the most likely crude to be run by PACC and Clark and a process design check to be performed by Foster Wheeler after such crude is selected by PACC and Clark.

                                   TABLE IV-2

                        RELIABILITY TEST BUYDOWN PAYMENTS

            Liquidated Damages Schedule

                Net Daily Margin                Buydown
                    ($/Day)                        ($)
                    -------                       ----
                    904,500                       -0-
                    899,500                     8,280,000
                    894,000                    16,560,000
                    889,500                    24,840,000
                    884,500                    33,110,000
                    879,500                    41,390,000
                    874,500                    49,670,000
                    869,500                    57,950,000
                    864,500                    66,230,000
                    859,500                    74,510,000
                    859,200                    75,000,000

Buydown (MM$) = 1.6557 MM$ / 1.0 M$ Net Daily Margin Impairment

Note: The Net Daily Margin guarantee basis will be updated to reflect the final utility volume design data. The Buydown amount of 1.6557 MM$ / 1.0 M$ Net Daily Margin Impairment will not change with this update.

                                   TABLE IV-3

HOUP PROJECT GUARANTEE BASIS

                                     Volume            Price/Unit      MS/D          Comments
                                    --------           ----------   ----------      ----------
Products
  843 Coker
      Propane/Propylene ........      2.69      MBPCD     $17.05    $   45.92
      Propane % ................     72.58%               $14.98
      Propylene % ..............     27.42%               $22.51
    Butane/Butylene ............      1.94      MBPCD     $17.55    $   33.99
      Isobutane % ..............     12.80%               $18.29
      Normal Butane % ..........     43.24%               $16.27
      Normal Butylene % ........     31.34%               $18.58
    Isobutylene % ..............     12.61%               $18.58
    Naphtha ....................     11.68      MBPCD     $19.07    $  222.70
    LGO (Diesel) ...............     23.33      BPCD      $19.90    $  464.23
    Petroleum Coke .............     23.31      MFOEBCD   $ 0.00    $    0.00
  942 Hydrocracker
    Light Unstabilized Naphtha .      2.91      MBPCD     $17.28    $   50.32
      Propane % ................     11.56%               $14.98
      Mixed Butanes % ..........     25.46%               $16.27
      Light Naphtha % ..........     62.98%               $18.11
    Heavy Naphtha ..............      6.02      MBPCD     $23.29    $  140.10
    Jet ........................     10.61      MBPCD     $22.71    $  241.00
    LS Diesel ..................      5.35      MBPCD     $22.66    $  121.32
    ULS Cat Feed ...............     13.50      MBPCD     $20.86    $  281.57
  545 Sulfur Plant
    Sulfur .....................    324.75      LTCD      $41.00    $   13.31

  Total Products ...............                                    $1,614.45

Feedstocks
  843 Coker
      Vacuum Tower Buttons .....     76.34      MBPCD     $ 4.05    $  308.82
      Hydrogen .................      0.05      MFOEBCD   $13.84    $    0.69    100% Purity Basis
  942 Hydrocracker .............
      Vacuum Gas Oil ...........      6.21      MBPCD     $18.55    $  115.24
      Light Cycle Oil ..........      8.56      MBPCD     $19.46    $  166.82
      Coker Gas Oil ............     18.47      MBPCD     $ 0.00    $    0.00
      Hydrogen .................      3.78      MFOEBCD   $28.03    $  106.09    100% Purity Basis
  Sulfur Plant .................
      Hydrogen .................      0.04      MFOEBCD   $28.03    $    0.99    100% Purity Basis

  Total Feedstocks .............                                    $  698.65

Gross Margin ...................                                    $  915.81

Variable Cost ..................                                    $   11.30

Net Daily Margin ...............                                    $  904.50

Note: The variable cost guarantee basis will be updated based on the final utility volume design data.

HOUP Project Guarantee Basis

Produced Utilities              Volume          Price/Unit    M$/D     Comments
  843 Coker
          650# Steam                 0 MLB/D     3.803383        --
          125# Steam             1,318 MLB/D         3.59      4.73
          Fuel                  22,447 MMBTU/D   2.306634     51.78
  942 Hydrocracker
          650# Steam                 0 MLB/D     3.803383        --
          125# Steam                 0 MLB/D         3.59        --
          Fuel                   2,468 MMBTU/D   2.306634      5.69
  545 Sulfur Plant
          650# Steam             3,888 MLB/D     3.803383     14.79

  Total Produced Utilities                                   $76.99

Consumed Utilities
  843 Coker
          Electricity          485,160 KWH/D        0.032     15.53
          650# Steam             3,306 MLB/D     3.803383     12.57
          125# Steam                   MLB/D         3.59        --
          Fuel                  11,940 MMBTU/D   2.306634     27.54
  942 Hydrocracker
          Electricity          269,256 KWH/D        0.032      8.62
          650# Steam               106 MLB/D     3.803383      0.40
          125# Steam               211 MLB/D         3.59      0.76
          Fuel                   1,029 MMBTU/D   2.306634      2.37
  545 Sulfur Plant
          Electricity           41,040 KWH/D        0.032      1.31
          650# Steam                   MLB/D     3.803383        --
          Fuel                   3,368 MMBTU/D   2.306634      7.77
  7841 Amine Regenerator
          Electricity            5,544 KWH/D        0.032      0.18
          125# Steam             1,805 MLB/D         3.59      6.48
          Fuel                       0 MMBTU/D   2.306634        --
  8747 Sour Water Stripper
          Electricity            4,104 KWH/D        0.032      0.13
          125# Steam             1,291 MLB/D         3.59      4.63
          Fuel                       0 MMBTU/D   2.306634        --

  Total Consumed Utilities                                   $88.29

Variable Cost                                                $11.30

Note: The utility volume guarantee basis will be updated based on the final design data.

Pricing - Purvin & Getz 2001-2011 Average

Fuel                           $2.31   /MMBTU
Reg UL 87                     $23.13   $/bbl
Prem UL 93                    $25.04   $/bbl
Penhex Sales                  $18.74   $/bbl
Propylene                     $22.51   $/bbl
Propane                       $14.98   $/bbl
N-Butane Sales                $16.27   $/bbl
Isobutane                     $18.29   $/bbl
Butylene                      $18.58   $/bbl
Naphtha Purchase              $21.63   $/bbl
Kero                          $23.13   $/bbl
Jet 54                        $23.13   $/bbl
LS Dies                       $22.66   $/bbl
HS Dies                       $22.00   $/bbl
LS VGO                        $20.86   $/bbl
HS VGO                        $19.39   $/bbl
#6 Fuel                       $11.72   $/bbl
Coke                           $0.00   $/FOEB
Hydrogen                       $1.42   /MSCF
Power                            3.2   cents/kwH
CW m/u                            10   c/gal
Sulfur                        $41.00   $/LT
Coker Naphtha                 $19.07   $/bbl
Coker LGO                     $19.90   $/bbl
Hydrocracker Light Naphtha    $18.11   $/bbl
Hydrocracker Heavy Naphtha    $23.29   $/bbl
Hydrocracker Jet              $22.71   $/bbl
Coker VTB                      $4.05   $/bbl
Vacuum Gas Oil                $18.55   $/bbl
Coker Gas Oil to Storage      $16.87   $/bbl
Coker Gas Oil to HCU 942       $0.00   $/bbl
FCC Light Cycle Oil           $19.48   $/bbl
650# Steam                     $3.80   $/mlb
125# Steam                     $3.59   $/mlb

                             CONTRACT SCHEDULE 5.3.1

                             CAPACITY TEST STANDARDS

      Copies of the Chevron Guaranty to be attached.

                                           Port Arthur Heavy Oil Upgrade Project
                                                             Delayed Coking Unit
                                               Process Guarantees Rev 6, 7/11/99
                                                                     Page 1 of 5


SCHEDULE 5.3.1 - PART I

DELAYED COKING UNIT PERFORMANCE GUARANTEES:

1.    Process Unit Guarantees

      Foster Wheeler guarantees that the Delayed Coker containing the following sections: coking, gas plant, tail gas and C(3)/C(4) amine absorbers, coke cutting, and green coke pit/pad shall meet the process guarantees described below.

      When the delayed coker (hereinafter referred to as "the plant") is installed by Foster Wheeler, and continuously operated strictly in accordance with Foster Wheeler's Turnkey Specifications and the operating guidelines to be furnished by Foster Wheeler, and if the plant includes coker heaters designed and supplied by Foster Wheeler, and if the plant is supplied uniformly with feedstock having properties defined in the following paragraphs, Foster Wheeler's guarantee is set forth below. If during the performance tests, the characteristics of the feedstock to the plant, utilities, or ambient conditions materially differ from those defined therein, the guarantees affected thereby shall be modified by methods mutually acceptable to the parties hereto to compensate for the deviation. The performance tests will be valid only if the plant is responsive to controls, in sound mechanical condition and operating in stable conditions at equipment efficiencies specified in the technical specifications. CLARK shall provide to the battery limits of the plant, as required, the utilities as specified in the basic engineering data sheets. CLARK shall provide to the plant battery limits vacuum residuum conforming to the following:

               Capacity, BPSD              80,000
               Gravity, (degrees)API       1.9
               CCR, wt%                    25
               Sulfur, wt%                 5.42
               Nitrogen, wppm              7,100
               Nickel, wppm                111 max.
               Vanadium, wppm              600 max.
               Viscosity, cSt              42 @ 450(degrees)F
               Viscosity, cSt              230,000 @ 21(degrees)F
               Sodium, wppm                10 max*

                                           Port Arthur Heavy Oil Upgrade Project
                                                             Delayed Coking Unit
                                               Process Guarantees Rev 6, 7/11/99
                                                                     Page 2 of 5


               Simulated TBP

               LV% IBP                     774
                   5                       951
                   10                      1070
                   30                      1172
                   50                      1300

         Battery Limit Conditions

             Feedstock         Temperature, (degrees)F     Pressure, PSIG
             ---------         -----------------------     --------------
                                                         (measured at grade)
           Vacuum Residue             450 (min)               100 (min)
           H(2) Purge                    140                     605
           HCU Flash Gas          To be established       To be established
                                    during design           during design
           Caustic                       80                      60

         * There shall be no caustic injection in the crude or straight-run residues downstream.

                               Temperature, (degrees)F     Pressure, PSIA
                               -----------------------     --------------

           Ambient Conditions        80(degrees)F               14.7

      When the plant, which is installed and operating in accordance with the provisions stated herein, is processing the feedstock whose physical properties are in accordance with those set forth above, Foster Wheeler guarantees:

            a. That the plant shall be capable of processing 80,000 BPSD of vacuum residue from a 80/20 blend of Maya/Light Arabian Crudes while operating at or within an eighteen (18) hour coking cycle, to produce products including Fuel Gas, Propane/Propylene, Butanes/Butylenes, Naphtha, LCGO, HCGO and Coke.

                                           Port Arthur Heavy Oil Upgrade Project
                                                             Delayed Coking Unit
                                               Process Guarantees Rev 6, 7/11/99
                                                                     Page 3 of 5


            b. That the products shall meet the following yield and specifications or have the following recoveries based on an average over the period of the 72 hour performance test:

                  Yield

                  1. That the C(5) plus yield shall be a minimum of 58.9 wt% (98% of estimated C(5) plus products) for the design case.

                  Specifications

                     Product             Specification      Value
                     -------             -------------      -----

                  2. Offgas to Fuel Gas  C(3)+ Content      3.5 mole% (max)
                  3. Naphtha             D86 End Point      375(degrees)F (max)
                  4. Naphtha             C(4)- content      1.0 liquid volume%
                                                            (max)
                  5. LCGO                D86 End Point      690(degrees)F (max)
                  6. Coke                VCM Content        11 wt% (max)
                  7. HCGO                Metals, Nickel     2.0 ppmwt (max)
                                         plus Vanadium
                                         content (Ni + V)
                  8. HCGO                Conradson Carbon   0.8 wt.% (max)
                                         Content

            c.    Coker Fired Heaters On-Stream Factor

                  The coker fired heaters shall achieve an on-stream factor of 94.5% on an annual basis, based on use of online spalling as required.

2.    FOSTER WHEELER's Sublimits of Liability for Failure to Meet Process
      Guarantees

      FOSTER WHEELER's liabilities to OWNER with regard to breach or default by FOSTER WHEELER in fulfilling process guarantees pursuant to Section 2 of this Exhibit shall be limited to the following:

      a. Feedstock capacity guarantee $500,000 for each 5,000 barrels per stream day below 80,000 barrels per stream day that the unit is not capable of processing.

                                           Port Arthur Heavy Oil Upgrade Project
                                                             Delayed Coking Unit
                                               Process Guarantees Rev 6, 7/11/99
                                                                     Page 4 of 5


      b.    Yields, Specifications and Recoveries:

            1. Total C5 plus yield guarantee: $500,000 for each 1.0 wt% that the total C5 plus yield is less than the guaranteed value.

            2. Fuel Gas, C(3)+ Content guarantee: $200,000 for each 1 mole% that the C(3)+ content in the Fuel Gas exceeds the guaranteed value.

            3.    Stabilized Coker Naphtha, ASTM D-86 End Point guarantee:
                  $100,000 for each 10(degrees)F that the ASTM D-86 End Point is greater than the guaranteed value.

            4. C(4)- in Stabilized Coker Naphtha product guarantee: $25,000 for each 0.10 liquid volume% the C(4)- in Stabilized Coker Naphtha product is greater than the guaranteed value.

            5. LCGO, ASTM D-86 End Point for guarantee: $300,000 for each 10(degrees)F the ASTM D-86 End Point is greater than the guaranteed value.

            6. VCM content of coke guarantee: $300,000 for each 1.0 wt% of coke VCM content that exceeds the guaranteed value.

            7. HCGO Metals (Ni + V) content: $100,000 for each 0.1 ppmwt that the Metals (Ni + V) content exceeds 2.0 ppmwt.

            8. HCGO Conradson Carbon content: $250,000 for each 0.1 wt.% that the Conradson Carbon content exceeds 0.8 wt.%.

      c. Coker Fired Heaters On-Stream Factor: $200,000 for each 0.5% the Coker Fired Heaters on-stream factor is less than 94.5%.

      The values for each parameter guaranteed in Section 2 shall be averaged over the test run period of 72 hours. In determining Foster Wheeler's liability under this Section 2, the values for each category under Sections 2.b.1., 2.b.2., 2.b.3., 2.b.4., 2.b.5., 2.b.6, 2.b.7, 2.b.8, and
      2.c. shall be calculated separately and then aggregated in total, and achievement of better than guaranteed performance in any above-listed categories shall be used to offset less than guaranteed performance in any of the above-listed categories.

                                           Port Arthur Heavy Oil Upgrade Project
                                                             Delayed Coking Unit
                                               Process Guarantees Rev 6, 7/11/99
                                                                     Page 5 of 5


      As a material condition of entering into the Agreement, it is expressly understood and agreed that the cumulative financial liability of Foster Wheeler for all obligations, warranties, guarantees, representations and indemnifications, whether expressed or implied, whether arising by reason of statute, contract, tort, negligence, strict liability, or otherwise, arising by reason of Foster Wheeler's entering into this Agreement is limited to Two Million Dollars ($2,000,000 USD).

      Foster Wheeler's maximum financial liability for failure to meet process guarantees will be reduced by any amount Foster Wheeler spends in an attempt to meet guarantees by making changes beyond corrections to the original scope of services. This amount will be calculated on the basis of rates established in the Contract and the charges for modification of the plant. Any costs and charges incurred by Foster Wheeler to meet the above-listed process guarantees specified in Section 2 of this Exhibit shall be deducted from the payment of liquidated damages under Section 2 of this Exhibit.

                             SCHEDULE 5.3.1 - PART II

                                 SULFUR RECOVERY

                      COMPLETION AND PERFORMANCE WARRANTIES

      The Pro-Quip Corporation guarantees that when operating with feed gases as shown in the "Design Basis" section of the Turnkey Specifications, Schedule 1.7, the Sulfur Recovery Unit will meet the following performance standards (the "Guaranteed Values") during a test or tests conducted in a manner mutually agreeable to Owner, Contractor, The Pro-Quip Corporation, Ortloff Engineers, LTD and the Independent Engineer.

      I. SULFUR RECOVERY

            A minimum of 96.0% of the sulfur in the feed gas to the Sulfur Recovery Unit (SRU) will be recovered as defined in the Design Basis ("Guaranteed Sulfur Recovery").

            There are three (3) limitations on the sulfur recovery guarantee:

      1. The sulfur content of the total fresh feed to the SRU shall not exceed the amount shown in the "Design Basis".

      2. The hydrocarbon content of the total fresh feed to the SRU shall not exceed the amount shown in the "Design Basis". For the purposes of comparing differences in feed composition, hydrocarbon contents shall be expressed on a methane-equivalent basis.

      3. The SRU shall be operating with the specified sulfur conversion catalyst charges and equipment that have not been significantly damaged by operation at abnormal conditions.

      If the Sulfur Recovery Unit is operating on feed stream(s) with compositions, conditions, or flow rates different from those given in the "Design Basis", the sulfur plant simulation program program (SULFUR, Version 5.3, dated 07MAY94) shall be used to calculate the sulfur recovery capability of the SRU when processing the actual feed streams. The difference between this calculated sulfur recovery and that originally calculated for the "Design Basis" feed streams shall be used to adjust the guaranteed sulfur recovery percentage.

            Sulfur Specification

      1. The sulfur recovered, when processing feed stream(s) with hydrocarbon contents not exceeding that given for the feed streams in the "Design Basis" will be commercially free of arsenic, selenium, and tellurium with a minimum purity of 99.5% pure sulfur as analyzed by the procedures described in the Sixth Edition of Standard Methods of Analysis by Furman, Volume 1, pages 1039 through 1048, and will have a color known in the industry as "Texas Bright" which is commonly defined as sulfur with a maximum carbon content of 0.2% by weight. Provided, however, that the type and quantity of hydrocarbons in the feed steam does not exceed that given in the "Design Basis", the maximum carbon content will not exceed 0.1 percent (1000 PPM) by weight.

      2. The H(2)S content of the sulfur leaving the Sulfur Pit will not exceed 0.01 percent (100 PPM) by weight as long as the sulfur content of the total fresh feed to the SRU does not exceed the amount shown in the "Design Basis". The H(2)S content of the liquid sulfur product shall be determined by maintaining a known quantity of liquid sulfur at 130-145(degrees)C, bubbling gaseous nitrogen through the sample to strip the residual H(2)S from the sulfur, and titrating the collected effluent nitrogen with iodine. As H(2)S is stripped from the sulfur, any residual H(2)S(x) will dissociate to H(2)S and sulfur, with the H(2)S removed from the sample by the nitrogen sweep. The procedure shall continue until no further H(2)S evolves from the sample. The results of the iodine titration shall be used to compute the mass of H(2)S evolved from the sample, for comparison to the mass of the original sulfur sample to determine the H(2)S concentration in parts per million on a weight basis.

      3. The sulfur recovered, when processing feed stream(s) as described in the "Design Basis" will contain no more than 0.001 percent (10 PPM) by weight of chlorides, no more than 0.5 percent by weight of moisture, and no more than 0.05 percent (500 PPM) by volume of ash.

      II.   EFFLUENT GAS

                  The effluent gas from the Tailgas Thermal Oxidation Unit (TTO)
            stack shall comply with the following specifications ("Effluent Guarantees"):

            a. The sulfur dioxide concentration will not exceed 0.025 percent (250 PPM) by volume at zero percent excess air on a dry basis. The resulting emission rate of sulfur dioxide is approximately 350 ton/year.

            b. The hydrogen sulfide concentration will not exceed 0.001 percent (10 PPM) by weight on a wet basis.

            c. The carbon monoxide concentration will not exceed 0.01 percent (100 PPM) by volume on a wet basis.

            d. The nitrogen oxides concentration will not exceed 0.08 Lb per MMBTU, relative to the heat release of the TTO burner.

            e.    The total reduced sulfur (TRS) concentration will not exceed
                  0.03 percent (300 PPM) by volume on a wet basis.

      III.  The following limitations apply to the Effluent Guarantees:

            a. The TGCU shall be operating with the specified hydrolysis/hydrogenation catalyst charge and equipment that have not been significantly damaged by operation at abnormal conditions.

            b. Commercial pipeline quality fuel gas shall be used for fuel to the SCOT In-Line Burner.

            c. The external reducing gas used in the TGCU shall comply with the following requirements:

                  (1)   C(4)+hydrocarbons less than 1.0 mole%.

                  (2) No significant amounts of olefins or aromatics (which are notoriously bad at fouling catalysts with carbon).

                  (3) No significant amounts of NO(x), cyanide, or chlorides (catalyst poisons).

                  (4)   No free liquids.

            d. The TTO shall be operating at the specified temperature with equipment that has not been significantly damaged by operation at abnormal conditions.

            e. The TTO shall be operating with a minimum of 25 percent excess air, or with a minimum oxygen concentration of 1.8 percent by volume (dry basis) in the stack, whichever requires the higher air flow rate.

            PLANT CAPACITY

            The completed Sulfur Recovery Unit shall be capable of stable operations while processing the Feed Rate defined in the Design Basis while meeting Effluent Guarantees and achieving at least 95 percent of the Guaranteed Sulfur Recovery ("Guaranteed Capacity").

      IV.   PLANT RELIABILITY

            The completed Sulfur Recovery Unit will be capable of maintaining stable operations for seven consecutive days (168 continuous hours) during which the Sulfur Recovery Unit will meet Effluent Guarantees and at least 95 percent of the guaranteed Sulfur Recovery and 95 percent of the guaranteed Capacity ("Guaranteed Reliability").

                            SCHEDULE 5.3.1 - PART III

                               GUARANTEE AGREEMENT

                                     Between

                         PORT ARTHUR COKER COMPANY L.P.,

                         FOSTER WHEELER USA CORPORATION

                                       and

                     CHEVRON RESEARCH AND TECHNOLOGY COMPANY

                                   Relating to

                           CHEVRON ISOCRACKING PROCESS

                                         ---------------------------------------
                                                       CONFIDENTIAL
                                             PROPERTY OF CHEVRON RESEARCH AND
                                                    TECHNOLOGY COMPANY
                                           TO BE REPRODUCED, AND USED, ONLY IN
                                          ACCORDANCE WITH WRITTEN PERMISSION OF
                                         CHEVRON RESEARCH AND TECHNOLOGY COMPANY
                                         ---------------------------------------

                                  SCHEDULE 7.2

                            OFFSITE AND REVAMP WORK

      The Technical Specifications for the Offsite and Revamp Work are presented in separate volumes which are on file at the Contractor's office in Houston, Texas.

                              CONTRACT SCHEDULE 9.1

                               REQUIRED INSURANCE

Insurance requirements are presented on the pages that follow.

                                                                         7/12/99

                                  Schedule 9.1
                               Required Insurance

9.1 Contractor agrees to cause sub-contractors awarded subcontracts by Contractor after the Effective Date of the Contact signed by Owner and Contractor, to provide and maintain in full force and effect with financially responsible insurance carriers acceptable to the Contractor, Owner and the Lenders but in any case Insurers rated no less than A- by Best Insurance Ratings, Inc. ("Best's") and having a Best's Financial Size Category no less than Class IX (or other rating agency equivalent) (the "Minimum Rating") rating or with the appropriate government agency, if applicable, the following insurance:

      9.1.1 Workers Compensation as required by applicable law or authorized governmental authority covering all persons employed by sub-contractors for work performed under this agreement in accordance with the laws of the state in which the sub-contractors may be required to pay compensation. Limits for Employers Liability shall be a minimum of $1,000,000 per accident or disease, aggregate as to disease and Workers Compensation benefits to full statutory obligations.

            To the extent applicable coverage shall include Jones Act, USL & H and FELA.

      9.1.2 Automobile insurance on licensed motor vehicles owned, non-owned rented or leased by contractors and sub-contractors and used in connection with the work to be performed under this agreement covering Bodily Injury and Property Damage Liability to a combined inclusive limit of $1,000,000.

      9.1.3 Contractors Equipment Insurance covering equipment and tools, owed, rented or leased for the full replacement cost of such equipment on an All Risks basis including marine based risk subject to normal exclusions.

      9.1.4 Marine Insurance:

            i) Hull and Machinery insurance covering the full replacement value of any barges, scows or watercraft used in connection with the work.

            ii) Marine Liability or Protection Indemnity insurance on any barges, scows or other watercraft used in connection with the work including coverage for special operations, pollution liability and voluntary removal of wreck for limits which are the greater of those afforded under a Protection and Indemnity Club or $25 million per occurrence, without aggregate. In the event such vessels are not entered in a Protection and Indemnity Club, and

                  American policy form including special operations and pollution liability shall be acceptable.

      9.1.5 Aircraft Liability Insurance with respect to owned or non-owned aircraft to the extent used directly or indirectly in the performance of the Work for limits not less than $25 million each occurrence without aggregate, for bodily injury, death (including the passenger hazard) and damage to property including loss of use thereof.

      9.1.6 Commercial General Liability with Limits of $1,000,000 inclusive per occurrence, and $2,000,000 in the aggregate annually and such aggregate to apply on a per site basis, for bodily injury, death and damage to property including loss of use thereof. This insurance shall be maintained continuously from commencement of the Work until the date of Final Completion of the Work, as set out in the Certificate of Final Completion of the Work, or until the certificate of Final Completion of the Work is issued, whichever is the later.

            Coverage shall specifically be subject to the following inclusions of coverage:

            i)    Contractual Liability

            ii) Products & Completed Operations including for a period not less than 12 months post the issuance of the Certificate of Final Completion

            iii)  Warranty Work extending one year after Final Completion

            iv)   Blasting, pile driving, caisson work, underground work

            v)    Damage to property including loss of use thereof

            vi)   Broad-form property damage

            vii)  Severability of interests clause

            viii) Cross Liability cover

            ix)   Contractor Protective

      9.1.7 Excess Liability Insurance in excess of the coverages under Articles
            9.1.1 (excess over Employers Liability only 9.1.1), 9.1.2, 9.1.5 and 9.1.6 in an amount not less than $5,000,000 per occurrence and in the aggregate annually and such aggregate to apply on a per site basis.

9.2 Contractor agrees to provide and maintain in full force and effect with financially responsible insurance carriers acceptable to the Owner and the Financing Parties but in any case Insurers with no less than the Minimum Rating or with the appropriate government agency, if applicable, the following insurance:

      9.2.1 Workers Compensation as required by applicable law or authorized governmental authority covering all persons employed by Contractor for work performed under this agreement in accordance with the laws of the state in which the Contractor may be required to pay compensation. Limits for Employers Liability shall be a minimum of $1,000,000 per accident or disease, aggregate as to disease and Workers Compensation benefits to full statutory obligations.

            To the extent applicable coverage shall include Jones Act, USL & H and FELA.

      9.2.2 Automobile insurance on licensed motor vehicles owned or leased by Contractor and used in connection with the work to be performed under this Contract covering Bodily Injury and Property Damage Liability to a combined inclusive limit of $5,000,000.

      9.2.3 Contractors Equipment Insurance covering equipment and tools, owned, rented or leased for the full replacement cost of such equipment on an All Risks basis including marine based risk subject to normal exclusions.

      9.2.4 Commercial General Liability with limits of $2,000,000 inclusive per occurrence, and $4,000,000 in the aggregate annually for products and completed operations, and $4,000,000 general aggregate, for bodily injury, death and damage to property including loss of use thereof. This insurance shall be maintained continuously from commencement of the Work until the date of Final Completion of the Work, as set out in the Certificate of Final Completion of the Work, or until the certificate of Final Completion of the Work is issued, whichever is the later. Deductibles shall not exceed $50,000 per occurrence with an aggregate limit of $250,000. Clark shall pay up to $250,000 of the deductibles into a pool and if at Final Completion, less than $250,000 in deductibles have been incurred under this Commercial General Liability Insurance the remainder in the pool shall be refunded to Clark.

            Coverage shall specifically be subject to the following inclusions of coverage:

            i)    Contractual Liability

            ii) Products & Completed Operations to the extent not covered under the Maintenance Provisions of the policy within 9.2.7 such coverage to be maintained for a period not less than 12 months post the issuance of the Certificate of Final Completion

            iii)  Warranty Work extending one year after Final Completion

            iv)   Blasting, pile driving, caisson work, underground work

            v)    Damage to property including loss of use thereof

            vi)   Broad-form property damage

            vii)  Railway Liability

            viii) Pollution Liability coverage on at least a Sudden & Accidental basis

            ix)   Severability of interests clause

            x)    Cross Liability cover

            xi)   Contractor Protective

            xii)  Non owned and hired automobiles

      9.2.5 Excess Liability Insurance in excess of the coverages under Articles 9.2.1, excess over Employer's Liability only, and 9.2.4 in an amount not less than $48,000,000 per occurrence and in the aggregate annually.

      9.2.6 Marine Cargo Insurance and Consequential Loss:

            i) The Contractor shall insure equipment and materials for incorporation into the Work or to be used in the execution of the scope of work, while in the course of marine, air and inland transit. Coverage shall be in force from the time that such insured property leaves the last factory or warehouse of the Contractor, Sub-Contractors or suppliers, for shipment, and terminates after discharge at Site. Coverage shall be on a full replacement cost basis with a limit equivalent to the value of the greatest shipment. Coverage shall include both loading and unloading and shall remain in effect until property in transit is delivered to the Project site, unloaded and comes under the cover of the Builders All Risk Policy (9.2.7).

                  Deductible shall not exceed $25,000. Marine cargo insurance shall apply with respect to all equipment valued in excess of $50,000.

            ii) Marine Consequential Insurance covering only the Owner as Insured for loss of net income and fixed and semi variable expenses insured resulting from a loss insured under item (i) above which necessarily delays the project beyond the substantial completion or turnover date. Such insurance shall provide a limit of $90 million and be subject to a 6-month indemnity period. Deductible or waiting period shall not exceed 30 days or other collectively agreed period between Lender and Owner and Contractor. Any recovery shall be applied against Contractor's liability to Owner and Financing Parties, provided that the application of proceeds does not reduce Contractor's liability under this Contract.

      9.2.7 i) All Risks Builders Risk insurance including the Owner, Contractor as named insured and Contractor's Sub-Contractors as additional insureds, to a limit of the value of the full replacement cost of the Project, any one occurrence covering physical loss or damage to the Work, the materials, operating equipment, and supplies for incorporation therein, including temporary or off-site storage and Project lay-down areas, expendable construction tools, and all temporary structures used in the erection of the Work while in transit to and from the site or in storage, while at the site, before and during erection and until completed and while waiting tests and during tests and until the date the plant or portion thereof has achieved Final Completion. This insurance shall be subject to London Design/Error DE5 coverage or equivalent and be subject to a 12 month guaranteed maintenance period. Such policy shall not contain exclusions with respect to manufacturer, supplier or Contractor warranty. During construction, the deductible shall not exceed $100,000 for material damage and Foster Wheeler shall pay any such deductibles. During start-up, commissioning and operations prior to Final Completion, the deductible shall not exceed $250,000 for material damage and Clark shall pay any such deductibles.

                  This insurance shall be maintained continuously from commencement of the Work until the date of Final Completion.

            ii) Delay in Start Up insurance covering only the Owner as Insured for the loss of profit and fixed and semi variable expenses (including but not limit to interest during construction, debt repayment, mobilization costs, demobilization costs, fixed takes on supply agreements, etc.) resulting from a loss insured under (i) above. Such insurance shall provide a limit of $334 million and subject to a 12-month indemnity period. Deductible or waiting period shall not exceed 30 days or other mutually agreed period between Lender and Owner. Any recovery shall be applied against any liability of Contractor to Owner and Financing Parties, provided that the application of proceeds does not reduce Contractor's liability under this Contract.

      9.2.8 Contractor shall provide a wrap-up insurance program to provide Pollution Liability coverage on at least a sudden and accidental basis, with primary coverage for subcontractors liability arising out of their activity under this Contract of $1,000,000 occurrence/aggregate and $5,000,000 occurrence/aggregate coverage in excess of the primary coverage.

9.3   GENERAL INSURANCE CONDITIONS

      9.3.1 All deductibles shall be to the account of Sub-Contractors under 9.1.1; 9.1.2, 9.1.3, 9.1.4, 9.1.5, 9.1.6, and 9.1.7; and for the
            Contractor except for coverages described under 9.2.6 i), 9.2.6 ii) and 9.2.7 ii) which shall be for the account of Owner. The deductibles under 9.2.7 i) shall be allocated as provided therein.

            The aggregate limits of $250,000 under 9.2.4 shall be for the account of Owner.

      9.3.2 Contractor shall provide Owner and Financing Parties, with complete wordings prior to the Notice to Proceed; otherwise, agreed upon wording or expanded cover notes, acceptable to Financing Parties, until such time as actual policy wording can be delivered to the Financing Parties. Owner and Financing Parties shall review and approve wording with respect to 9.2.4, 9.2.5, 9.2.6 and 9.2.7 prior to each policy being put into effect, and provided any disclosure of such policy wording shall be made under binder of secrecy.

            Contractor shall supply to Owner and Financing Parties certification, from its insurance representative or a senior officer of the company, that insurance coverages for which the Contractor has responsibility under Section 9.2 of Schedule 9.1 are in full force and effect and meet the terms and conditions of Section 9.2 of
            Schedule 9.1, and that all premiums then due and payable, are paid. No insurance shall be bound until Owner has authorized Contractor to bind such insurance and Owner has agreed to reimburse Contractor for the cost of premiums for such insurance policies.

      9.3.3 With the exception of 9.2.6 and 9.2.7 Insurances shall not be cancellable without 90 days advance written notice of such cancellation to the Owner and the Financing Parties. Cover under
            9.2.6 and 9.2.7 shall be written on policies which are non-cancellable, with the exception of non-payment of premiums and industry provisions as respects certain perils on the marine covers. Any notice of cancellation will require no less than fifteen days prior written notice to the Financing Parties.

      9.3.4 A waiver of subrogation shall be provided by the insurers to the Contractor, Owner and the Financing Parties for coverages under
            9.1.1 (to the extent permitted by law), 9.1.3 and 9.1.4 i), 9.1.5,
            9.2.6 and 9.2.7.

      9.3.5 The Contractor, Owner and the approved Financing Parties as designated by Owner, shall be included as Additional Insured under coverages 9.1.2, 9.1.4 ii) and 9.1.5, 9.1.6 and 9.1.7.

      9.3.6 The Contractor will supply and cause all subcontractors awarded subcontracts by Contractor after the Contract is signed by Owner and Contractor to supply certificates of insurance certifying the above coverages and conditions under 9.1.1, 9.1.2, 9.1.3, 9.1.4, 9.1.5
            9.1.6 and 9.1.7 (all to the extent applicable) are in place within thirty (30) days after the Contract is signed by Owner and Contractor, except those for which the Contractor has responsibility to place covering all such parties.

      9.3.7 With respect to 9.2.6 and 9.2.7, the Collateral Trustee, or its assigns, shall be named as loss payee on a loss payable/mortgagee clause equivalent to 438 BFU or as otherwise approved by Financing Parties.

      9.3.8 Coverage provided for Contractor, Financing Parties and Owner shall not be invalidated or vitiated by actions or inactions of others.

      9.3.9 The Owner and Contractor shall be a Named Insured under coverage specified in 9.2.4 and 9.2.5; the Financing Parties as Additional Insured. Contractor and Owner shall be Named Insured and the Financing Parties shall be Additional Insureds with respect to 9.2.6 and 9.2.7.

                             CONTRACT SCHEDULE 16.9

                    RECORD KEEPING AND REPORTING PROCEDURES

The CONTRACT Record Keeping and Reporting Procedures are defined in the attached Coordination Procedure for the Port Arthur Heavy Oil Upgrade Project.

                                                  Foster Wheeler USA Corporation
                                                  FW Contract No.      13-004610
                                                  Page 1             Issue No. D
                                                  Date:           April 14, 1999


                             COORDINATION PROCEDURE

                           HEAVY OIL UPGRADE PROJECT

                                      for

                        CLARK REFINING & MARKETING, INC.

                               PORT ARTHUR, TEXAS

================================================================================

                                 Section Index

1. Introduction              7.  Procurement           13. Operations
2. Scope of Project          8.  Expediting            14. Accounting
3. Personnel                 9.  Inspection            15. Reports
4. Communications            10. Shipping              16. Variance Program
5. Engineering               11. Insurance             17. Change Order Program
6. Requisitions              12. Construction          18. Status Meetings

                                   Appendices

A. Distribution of Requisitions          G. Filing System Index (Foster Wheeler)
B. Distribution of Job Specifications    H. Deleted
C. Distribution of FW Drawings           I. Project Organization Charts
D. Distribution of Vendor Drawings       J. Project Calendar
E. Distribution of Correspondence        K. FW Drawing Numbering System
F. Transmittal Letter Form               L. Clark Equipment Numbering System
                                         M. Document Distribution Matrix

                                 Revision Index

--------------------------------------------------------------------------------
Issue No.   Date       Approved By                  Remarks
--------------------------------------------------------------------------------
    A      3/20/98                         Draft
--------------------------------------------------------------------------------
    B      4/23/98                         Revision
--------------------------------------------------------------------------------
    C      7/8/98                          General Revision
--------------------------------------------------------------------------------
    D      4/14/99    /s/ [ILLEGIBLE]      General Revision
--------------------------------------------------------------------------------

                                                  Foster Wheeler USA Corporation
                                                  FW Contract No.      13-004610
                                                  Page 2             Issue No. D
                                                  Date:           April 14, 1999


                             COORDINATION PROCEDURE

1. INTRODUCTION

      1.1 This Coordination Procedure establishes the functions and routine procedures to be followed by Clark Refining & Marketing, Inc., and Foster Wheeler USA Corporation, hereinafter referred to as Clark, and Foster Wheeler respectively, with regard to the projects described below.

      1.2   The official name of the project will be:

            PORT ARTHUR REFINERY
            HEAVY OIL UPGRADE PROJECT

      1.3 The subject project will be located at Clark's Port Arthur, Texas refinery.

      1.4 The individual contract numbers for each specific project are as noted below:

                  For Contract                         13-004610
                  ----------------------------------------------
                  Heavy Oil Upgrade Project

                  For Contract                         13-004611
                  ----------------------------------------------
                  Delayed Coker Unit For

                  For Contract                         13-004612
                  ----------------------------------------------
                  Hydrocracker Unit

                  For Contract                         13-004621
                  ----------------------------------------------
                  Sulfur Recovery Unit

                  For Contract                         13-004622
                  ----------------------------------------------
                  Sour Water Stripper

                  For Contract                         13-004623
                  ----------------------------------------------
                  Amine Treating Unit

                  For Contract                         13-004631
                  ----------------------------------------------
                  Crude/Vacuum Revamp

                  For Contract                         13-004632
                  ----------------------------------------------
                  Feed/Distillate Hydrotreaters GFU-24 1/242/244

                                                  Foster Wheeler USA Corporation
                                                  FW Contract No.      13-004610
                                                  Page 3             Issue No. D
                                                  Date:           April 14, 1999


                  For Contract                         13-004633
                  ----------------------------------------------
                  Naphtha Hydrotreater NHT-1344

                  For Contract                         13-004634
                  ----------------------------------------------
                  Diesel Hydrotreater GFU-243

                  For Contract                         13-004641
                  ----------------------------------------------
                  Off sites

                  For Contract                         13-004646
                  ----------------------------------------------
                  Offistes (Outside Foster Wheeler LSTK)

2. SCOPE OF PROJECT

      2.1 The overall responsibility for the work, under a reimbursable contract, is with Foster Wheeler. FW subcontracted various portions of the work as indicated in the table below. Subcontracting will be used as appropriate to minimize overall project cost. The performance of the work shall be executed as follows:

------------------------------------------------------------------------------------------------------------
                                                     (4641)     (4646)      Hydro-
                        Hydro-              Crude   Offsites   Offsites   treaters       Sulfur       ATU/
                        cracker    Coker    Unit       (1)        (2)        (3)        Recovery      SWS
------------------------------------------------------------------------------------------------------------
Process Design           Chev.      FW       FW        FW        FW       FW/Clark      PROQUIP       FW
------------------------------------------------------------------------------------------------------------
Mechanical Design        FW         FW       TBD       FW        TBD         TBD        PROQUIP     MATRIX
------------------------------------------------------------------------------------------------------------
Procurement              FW         FW       FW        FW        TBD         FW         PROQUIP    FW/MATRIX
                                                                                                      (4)
------------------------------------------------------------------------------------------------------------
Expediting               FW         FW       FW        FW        TBD         FW         PROQUIP    FW/MATRIX
                                                                                                      (4)
------------------------------------------------------------------------------------------------------------
Inspection               FW         FW       FW        FW        TBD         FW         PROQUIP       FW
------------------------------------------------------------------------------------------------------------
Field Supervision (1)    FW         FW       FW        FW        TBD         TBD        PROQUIP     MATRIX
------------------------------------------------------------------------------------------------------------
Construction Mgmt.       FW         FW       FW        FW        TBD         TBD        PROQUIP     MATRIX
------------------------------------------------------------------------------------------------------------
Operating Manual         FW         FW       TBD       TBD      Clark        TBD        PROQUIP      CLARK
------------------------------------------------------------------------------------------------------------
Startup Operation        FW         FW       TBD       TBD      Clark        TBD        PROQUIP      CLARK
------------------------------------------------------------------------------------------------------------

(1) Includes flare, cooling tower, Coker feed tanks and offsite piping interconnecting units south of Hwy 87.

(2) Includes offsites located north of Hwy. 87 and interconnecting piping between north and south areas

(3)   Includes contracts 4632, 4633, 4634

(4) FW to purchase/expedite major equipment items and selected bulks (CV's), Matrix to purchase/expedite balance of materials

      2.2 The project will consist of the engineering, procurement, and construction of facilities at the Clark Refining & Marketing, Inc. Port Arthur Refinery to expand the refinery throughput from approximately 210,000 BPSD TO 250,000 BPSD, while processing 30% Maya and 20% Arabian Light crudes.

                                                  Foster Wheeler USA Corporation
                                                  FW Contract No.      13-004610
                                                  Page 4             Issue No. D
                                                  Date:           April 14, 1999

      The summary of process units involved in the expansion of the Port Arthur refinery is as follows:

            New Units                    Units to be Revamped
            ---------                    --------------------
            Delayed Coker                Atmospheric / Vacuum (AVU-146)
            Hydrocracker                 Hydrotreaters (GFU-241, 242, 243, 244)
            Sulfur Recovery              Naphtha Hydrotreater (CRU-1344)
            Sour Water Stripper          Offsites
            Amine Treating

3. PERSONNEL

      3.1   The following Clark personnel have been assigned to this project:

     Function                Name         Primary Resp.         Telephone No.
     --------                ----         -------------         -------------

Program Director          K. Isom                               281 / 597-3231
Project Manager           D. Alvarez      SRU/SWS/ATU/Revamp/   281 / 597-3163
                                          Offsites
Project Engineer          K. Bullion      OSBL/Offsites         281 / 597-3574
Project Engineer          B. Smith        Revamp                281 / 597-3576
Project Manager           A. Richard      HCU                   281 / 597-3126
Project Manager           M. Rogers       DCU                   281 / 597-3235
Process Manager           J. Robbins      Offsites              281 / 597-3571
Project Engineer          E. Verdeja      SRU/SWS/ATU           281 / 597-3575
Project Engineer          D. Hamilton     DCU                   281 / 597-3451
Process Engineer          S. Sedlacek     GFU/HCU               281 / 597-3294
Process Engineer          J. Gray         SRU/SWS/ATU           281 / 597-3577
Process Engineer          P. Cannatella   Crude/DCU             281 / 597-3327
Process Engineer          C. Cupit        DCU                   281 / 597-3059
Instrument Engineer       J. Lemarr       DCU/HCU               231 / 597-3293
Instrument Engineer       J. Boor         OSBL/Crude/           281 / 597-3404
                                          SRU/SWS/ATU/GFU
Mechanical Engineer       J. Cayro        All units             281 / 597-3236
Electrical Engineer       D. Collida      All units             281 / 752-3405
Operations Support        T. Bramblett    HCU/SRU/SWS/ATU       281 / 752-3578
Operations Support        T. Smith        DCU                   409 / 985-1304
Business Manager          K. Hager                              231 / 597-3179
Cost Control              M. Powell                             281 / 597-3384
Accounting                M. Powell                             281 / 597-3384
Planning                  J. Hillard                            281 / 597-3473
Construction Director     TBN
Construction Manager      R. Howe         DCU/HCU               409 / 985-1559
Construction Supervisor   A. Jones        OSBL/Crude/           409 / 985-1466
                                          SRU/SWS/ARU/GFU
Field Engineers           TBN
Field Engineers           TBN
Field Engineers           TBN

                                                  Foster Wheeler USA Corporation
                                                  FW Contract No.      13-004610
                                                  Page 5             Issue No. D
                                                  Date:           April 14, 1999

      3.2   The following FW personnel have been assigned to this project:

                                                       Prim.
        Function                     Name              Resp.      Telephone No.
        --------                     ----              -----      -------------

Executive Sponsor            Mike Beaumont                        281 / 597-3153
Program Director             Mike Autrey                          281 / 597-3010
Deputy Program Director      Jean-Marc Papon                      281 / 597-3288
Project Manager              Rich Klick             DCU           281 / 597-3302
Project Manager              Bruce Dodds            HCU           281 / 597-3047
Project Manager              Moustafa El-Khashab    SRU/ATU/SWS   281 / 597-3285
Project Manager              Dale Reed              Offsites      281 / 597-3048
Process Technology Manager   John Elliott                         281 / 597-3220
Process Manager              Dan Fontugne                         281 / 597-3053
Construction Director        Troy Roder                           281 / 597-3240
Procurement Director         Marty Weisberg                       281 / 597-3217
Quality Assurance Manager    Mohammed Roayaie                     281 / 597-3370
Business Manager             Carl Myers                           281 / 597-3467
Piping                       Delbert Strimple                     281 / 597-3026
Civil/Structural             Ted Ban                              281 / 597-3109
Control/Automation           Tom Atkins                           281 / 597-3082
Electrical                   Kevork Dekmezian       DCU           281 / 597-3187
Mechanical                   Fred Lowery            DCU           281 / 597-3158
Heat Transfer                Ron Kowalczyk          DCU           281 / 597-31
                                                                     [ILLEGIBLE]
Vessel                       Mahendra Jagirdar      DCU           281 / 597-306
                                                                     [ILLEGIBLE]

      3.4   Project Organization Charts are attached as Appendix "I".

4. COMMUNICATIONS

      4.1   General

            4.1.1 All correspondence and attachments shall be distributed in accordance with Appendices "A" through "E".

            4.1.2 All correspondence to FW shall be an original plus one copy;
                  together with two sets of any attachments. "Action Copies" shall be distributed in accordance with section 4.3.4.

            4.1.3 All correspondence to Clark shall be in triplicate. K. W. Isom receives the original and two file copies, one to Clark File - FW and one to Clark File - PA. "Action Copies" shall be distributed in accordance with section 4.3.4.

            4.1.4 Each letter shall be limited to one subject.

                                                  Foster Wheeler USA Corporation
                                                  FW Contract No.      13-004610
                                                  Page 6             Issue No. D
                                                  Date:           April 14, 1999

            4.1.5 All telephone calls, meetings and discussions which should be a matter of record shall be confirmed in writing, and issued as a Project Note. FW shall prepare and issue all Project Notes. Matter of record is meant to be items, which affect the project such as promise dates for deliverables, data. Project Notes will be consecutively numbered by contract number. General conversation comments need not be documented.

            4.1.6 All correspondence shall be sent to the resident Clark Project
                  Manager as shown in section 4.3.4.

            4.1.7 All correspondence with any License Technology company will be sent / received by Clark.

      4.2   Headings and Closures

            4.2.1 The heading of all letters originating from Clark or FW shall include:

                                                (Date)
                                                Letter No. _______
                                                File No.(s)  _____

                  FW CONTRACT NO. 13-004610*
                  CLARK REFINING & MARKETING, INC.
                  HEAVY OIL UPGRADE PROJECT
                  (SPECIFIC SUBJECT)

                  * Per applicable contract, (See section 1.4)

            4.2.2 All letters from FW to Clark shall be signed by or for the
                  Program Director. When written and/or signed for the Program Director, the closure shall show only the name of the Program Director. However, the typed initials of both the Program Director and the writer shall appear next to those of the typist.

            4.2.3 All letters from Clark to FW shall be signed by or for the
                  Program Director. When written and/or signed for the Program Director, the closure shall show only the name of the Program Director. However, the typed initials of both the Program Director and the writer shall appear next to those of the typist.

                                                  Foster Wheeler USA Corporation
                                                  FW Contract No.      13-004610
                                                  Page 7             Issue No. D
                                                  Date:           April 14, 1999


      4.3   Addresses

            4.3.1 All correspondence to Clark shall be addressed as follows, with additional distribution as shown in Appendices A-E and section 4.3.4:

                              Mr. K. W. Isom,
                              Program Director
                              Clark Refining & Marketing, Inc.
                              Port Arthur Refinery
                              P.O. Box 909
                              Port Arthur, Texas 77641-0909

            4.3.2 All correspondence to FW shall be addressed as follows:

                              Mr. M. T. Autrey
                              Vice President & Program Director
                              Foster Wheeler USA Corporation
                              2020 Dairy Ashford
                              Houston, Texas 77077

            4.3.4 Action copies of all correspondence shall also be distributed as follows:

                  For Contract                  13-004610              General
                  ------------------------------------------------------------
                  J. Papon - FW            D. Alvarez - Clark
                  B. Dodds - FW            M. Rogers - Clark
                  M. El-Khashab - FW       J. Robbins - Clark
                  R. Klick - FW            K. Bullion - Clark
                  0. Reed - FW             B. Smith - Clark
                                           A. Richard - Clark
                                           S. Boullion - Clark
                                           R. Howe - Clark
                                           D. Collida - Clark
                                           D. Hamilton - Clark


                  For Contract                  13-004611              General
                  ------------------------------------------------------------
                  J. Papon - FW            M. Rogers - Clark
                  R. Klick - FW            C. Cupit - Clark
                                           P. Cannatella - Clark
                                           J. Robbins - Clark
                                           S. Boullion - Clark
                                           D. Hamilton - Clark

                                                  Foster Wheeler USA Corporation
                                                  FW Contract No.      13-004610
                                                  Page 8             Issue No. D
                                                  Date:           April 14, 1999


                  For Contract                  13-004612                  HCU
                  ------------------------------------------------------------
                  J. Papon - FW            M. Rogers - Clark
                  B. Dodds - FW            D. Alvarez - Clark
                                           A. Richard - Clark
                                           S. Sedlacek - Clark
                                           J. Robbins - Clark
                                           S. Boullion - Clark

                  For Contract               13-004621/22/23     SRU, SWS, ARU
                  ------------------------------------------------------------
                  J. Papon - FW            D. Alvarez - Clark
                  M. El-Khashab - FW       B. Smith - Clark
                                           E. Verdeja - Clark
                                           J. Robbins - Clark
                                           J. Gray - Clark
                                           S. Boullion - Clark

                  For Contract                  13-004631           AVU REVAMP
                  ------------------------------------------------------------
                  J. Papon - FW            D. Alvarez - Clark
                  M. El-Khashab            B. Smith - Clark
                                           J. Robbins - Clark
                                           P. Cannatella - Clark
                                           S. Boullion - Clark

                  For Contract              13-004632/33/34        HDS REVAMPS
                  ------------------------------------------------------------
                  J. Papon - FW            D. Alvarez - Clark
                  M. El-Khashab            J. Robbins - Clark
                                           S. Sedlacek - Clark
                                           B. Smith - Clark
                                           S. Boullion

                  For Contract               13-004641/46             OFFSITES
                  ------------------------------------------------------------
                  J. Papon - FW            D. Alvarez - Clark
                                           J. Robbins - Clark
                                           B. Smith - Clark
                                           K. Bullion - Clark
                                           S. Boullion - Clark

      4.4   Telephone and Telecopy Numbers:

                                             Telephone        Telecopy/Fax
                                             ---------        ------------

                  Clark - FW              281 / 597-3000     281 / 597-3234
                  FW - Houston Office     281 / 597-3000     281 / 597-3061

                                                  Foster Wheeler USA Corporation
                                                  FW Contract No.      13-004610
                                                  Page 9             Issue No. D
                                                  Date:           April 14, 1999


      4.5   Letter Numbers

            All correspondence, including telexes and telecopies, shall be numbered consecutively in accordance with the following series:

            4.5.1  FW to Clark            Series (Note 1)    Kept by
            -----  -----------            ---------------    -------

            (a)    All correspondence     2.1-001, 2.1-002,  T. Williams (4612)
                   except as noted        etc.               M. Pettye (4611)
                   below.                                    M. Pettye (4610)
                                                             S. Wilson (all
                                                             others)

            (b)    Requisition Section    2.3-001, 2.3-002,  G. Hackleman
                   Transmittals:          etc.
                   Requisitions,
                   Specifications,
                   Drawings, etc.

            (c)    Procurement Transmitt. 2.4-001, 2.4-002,  L. DeLeon
                                          etc.

            (d)    Faxes                  2.7-001, 2.7-002   T. Williams (4612)
                                          etc.               M. Pettye (4611)
                                                             M. Pettye (4610
                                                             S. Wilson (all
                                                             others)


            4.5.1  Clark to FW            Series             Kept by
            -----  -----------            ------             -------

            (a)    All correspondence     2.2-001, 2.2-002,  L. Lunz
                   except as noted        etc.
                   below.

            (b)    Requisition Section    2.6-001, 2.6-002,  L. Lunz
                   Transmittals:          etc.
                   Requisitions,
                   Specifications,
                   Drawings, etc.

            (c)    Faxes                  2.8-001, 2.8-002   L. Lunz
                                          etc.

            4.5.3  FW to JE - CLOSED

            4.5.4  JE to FW - CLOSED

                                                  Foster Wheeler USA Corporation
                                                  FW Contract No.      13-004610
                                                  Page 10            Issue No. D
                                                  Date:           April 14, 1999


            4.5.5 FW to/from Subcontractors     Series            Kept by

            (a)    All correspondence         2.21, 2.22,        S. Wilson
                   except as noted
                   below.

            (b)    Faxes                      2.25, 2.26         S. Wilson

            (c)    Requisition Section        2.23, 2.24         G. Hackleman
                   Transmittals:
                   Requisitions,
                   Specifications,
                   Drawings, etc.

            Note 1: Correspondence will be segregated into separate series, designated by a prefix, e.g.:

                  Series
                  4610 - 2.1   General Correspondence to Clark
                  4611 - 2.1   Delayed Coker Correspondence to Clark
                  4612 - 2.1   Hydrocracker Correspondence to Clark
                  4621 - 2.1   Sulfur Recovery Unit Correspondence to Clark
                  4622 - 2.1   Sour Water Stripper Correspondence to Clark
                  4623 - 2.1   Amine Treating Unit Correspondence to Clark
                  4631 - 2.1   Crude / Vacuum Revamp Correspondence to Clark
                  4632 - 2.1   Feed / Distillate Hydrotreaters Correspondence to
                               Clark
                  4633 - 2.1   Naphtha Hydrotreating Correspondence to Clark
                  4634 - 2.1   Diesel Hydrotreater Correspondence to Clark
                  4641 - 2.1   Offsite Correspondence to Clark

                                                  Foster Wheeler USA Corporation
                                                  FW Contract No.      13-004610
                                                  Page 11            Issue No. D
                                                  Date:           April 14, 1999


5. ENGINEERING

      5.1   Design Basis

            5.1.1 The basis of the process design for the Delayed Coker unit shall be furnished by FW. The basis of the process design for the Hydrocracker unit shall be furnished by Chevron. The basis of design for the Sulfur Recovery Unit shall be furnished by ProQuip. The basis of design for the balance of the work shall be furnished by FW and Clark as indicated in Section 2.1.

            5.1.2 Any deviations from the design bases shall be approved by
                  Clark prior to implementation.

            5.1.3 Any deviations from the Hydrocracker design basis shall be resolved through Clark with Chevron.

            5.2   Job Specifications

            5.2.1 Job Specifications shall be prepared on the basis of FW and
                  Clark Standards. Clark specifications may be used as the basis of the job specification.

            5.2.2 Job Specifications shall be distributed per Appendix "B".

            5.2.3 Job specifications shall be issued to Clark for approval prior to final release. If comments and/or approval are not received within ten (10) working days of issue, it will be deemed that approval has been granted, and engineering and design will proceed.

      5.3   Drawings

            5.3.1 Foster Wheeler Scope of Work

                  All drawings for the Delayed Coker and Hydrocracker process units shall be prepared in accordance with Foster Wheeler's standard practice and numbering system as described in Appendix K. The serial numbers for FW Process flow diagrams
                  (PFD) and engineering flow diagram (P&ID) are specific and shall be assigned in accordance with the following:

                  Coker Unit:
                     P&ID'S         1-1000
                     PFD            1100-1199
                     DPT            1200-1299
                     MOC            1300-1399

                                                  Foster Wheeler USA Corporation
                                                  FW Contract No.      13-004610
                                                  Page 12            Issue No. D
                                                  Date:           April 14, 1999

                  Hydrocracker Unit:
                     P&ID's         1-109
                     PFD            110-199
                     MOC            200-299
                     DPT            300-399

            5.3.2 Balance of Plant

                  Revised drawings in existing units or new drawings in existing units will follow Clark's drawing numbering system to alleviate any problems with cross references. New subcontractor unit drawings shall follow the subcontractor's drawing numbering system.

            5.3.3 FW Drawings that require Clark's approval shall be noted as such in Appendix "C".

            5.3.4 Drawings for this project shall be prepared in accordance with the following guidelines:

                  All Drawings shall be 24" x 36", except for design sketches, isometrics, installation details and loop drawings which may use 11" x 17" or 8-1/2" x 11". MOC drawings shall be produced in 11 x 17 size drawings only.

            5.3.5 For drawing format and title block information, see Appendix
                  H.

            5.3.6 Drawings issued for Clark's Review and Approval or Issued for
                  Design, shall have revision "A", "B", etc. for the drawing number.

                  Internal issues between revisions A, B, etc., shall be identified with a 1 3/4" dia. circle containing the revision letter and number Al, A2 etc., or B1, B2 etc. The circle shall be located adjacent to the title box and the date of the issue shall be indicated at the bottom of it.

                  Drawings issued for construction shall have revision "1" for the drawing number. Subsequent revisions shall be numbered "2", "3", etc. for the drawing number.

                  If an existing Clark drawing is to be revised, a copy of the drawing will be obtained from Clark. The original number and revision shall be maintained for record purposes only. The drawing shall be issued in accordance with the procedures outlined above. Clark is responsible to adjust the final drawing numbered revision when the drawing is returned to Clark at the end of Project.

                                                  Foster Wheeler USA Corporation
                                                  FW Contract No.      13-004610
                                                  Page 13            Issue No. D
                                                  Date:           April 14, 1999


            5.3.7  Engineering drawings shall be distributed per Appendix "C".

            5.3.8 If comments and/or approval are not received from Clark within ten (10) working days of issue, it will be considered that the document is approved and design work will proceed.

            5.3.9 At completion of the project, the originals of the final drawings and a copy of all required CAD drawing files, stored on a magnetic media, shall be transmitted to Clark in the format(s) used for their preparation.

            5.3.10 Engineering documents shall be considered in the following order of precedence:

                   1. Drawings
                   2. Data Sheets
                   3. Job Specifications

                   In the event of conflict between the project documents, Clark shall be consulted for resolution.

            5.3.11 Vendor drawings shall be handled in the standard manner and be distributed as shown in Appendix "D"

            5.3.12 Reproducibles of all final vendor drawings shall be provided to Clark.

            5.3.13 Drawings of P&ID's, Plot Plans, underground installations and electrical one lines shall be revised to reflect the "as-built" condition to the extent relevant to work under this contract.

            5.3.14 The seal of a Professional Engineer licensed in the State of
                   Texas will be provided on all Civil drawings including underground piping drawings.

            5.3.15 Intergraph PDS will be used to prepare piping drawings
                   (isometric, etc.) for the Delayed Coker and Hydrocracker process units. Plan and isometric drawings will be provided for the offsite revamps and package units in AutoCAD format.

            5.3.16 Revised drawing in existing units and new drawings in existing units will follow Clark's line numbering, equipment numbering, instrument tag numbering and tie-in numbering systems to alleviate any problems with cross references.

                                                  Foster Wheeler USA Corporation
                                                  FW Contract No.      13-004610
                                                  Page 1             Issue No. D
                                                  Date:           April 14, 1999

      5.4   Models (3-D CAD)

            5.4.1 When the model of a unit is approximately 85% complete, Clark will be invited to conduct a review by his engineering, operating, maintenance and any other interested personnel. Clark's approval after this review shall be understood to be a specific approval of piping layouts, accessibility for operation and maintenance, adequacy of platforming, etc., and plant design will proceed accordingly.

      5.5   Recommended Spare Parts for Equipment

            5.5.1 All requisitions shall request recommended spare parts
                  (start-up and for 2 years) lists and pricing which will be reviewed by FW and given to Clark for their approval.

      5.6   Mechanical Catalogs and Calculations

            5.6.1 At the completion of the project, FWUSA shall furnish Clark with six (6) bound sets of Mechanical Catalogs and two (2) sets of process calculations (orifice calculations, process calculations, and simulations) complete with all information available.

            5.6.2 In addition to the requirements of Clark, one set of
                  Mechanical Catalog will be maintained by FW.

6. REQUISITIONS

      6.1 All requisitions shall be prepared in accordance with FWUSA standard practices and numbering systems. FW will utilize its own forms for requisitions.

      6.2   Requisitions shall be distributed per Appendix "A".

      6.3   All requisitions shall show:
                  Project name as Heavy Oil Upgrade Project
                  Project No. as 13-004610
                  Client's name as Clark Refining & Marketing, Inc. Location as Port Arthur, Texas

      6.4 Requisitions shall be issued to Clark for review at the same time that the requisitions are issued for inquiry. If comments and/or approval are not received within five (5) working days of issue, it will be considered that the requisition is approved and work will proceed.

                                                  Foster Wheeler USA Corporation
                                                  FW Contract No.      13-004610
                                                  Page 1             Issue No. D
                                                  Date:           April 14, 1999
7. PROCUREMENT

      7.1 Material procurement shall be in accordance with FW's standard procedures unless modified below.

      7.2 Procurement Department inquiry documents shall be distributed per Appendix "U".

      7.3 Clark shall approve sole source vendors prior to issuance of the inquiry documents.

      7.4 Bid Tabulations, both technical and commercial, shall be completed and presented to Clark concurrently. Approval will be per the Project Procurement Coordination Procedure.

      7.5 Foster Wheeler Procurement Department shall prepare and issue a Project Procurement Coordination Procedure, which will cover all aspects of procurement as well as the Purchase Order format.

8. EXPEDITING

      8.1 Expediting shall be in accordance with FWUSA standard procedures and the Project Expediting and Inspection Plan.

      8.2   Distribution of expediting reports shall be per Appendix "E".

9. INSPECTION

      9.1 Inspection shall be in accordance with FWUSA standard procedures and the Project Expediting and Inspection Plan..

      9.2   Distribution of Inspection / Status reports shall be per Appendix
            "E".

      9.3 Mill test certificates, manufacturer's data and other related documents shall be distributed to Clark per "purchasing documents" in Appendix "E'.

      9.4   Positive material identification will be required for this project

10. SHIPPING

      10.1 Shipping will be in accordance with the specific Purchase Orders for each individual item of equipment.

                                                  Foster Wheeler USA Corporation
                                                  FW Contract No.      13-004610
                                                  Page 16            Issue No. D
                                                  Date:           April 14, 1999


11. INSURANCE

      11.1 Insurance requirements shall be in accordance with the Contractual Agreement.

12. CONSTRUCTION

      12.1 Responsibilities for construction management of the various units will be as specified in Section 2.1 of this Coordination Procedure. Clark will be responsible for obtaining all permits for the subject project.

      12.2 FW will utilize a mixture of direct hire and subcontract packages to complete the work.

13. OPERATIONS

      13.1  Start-up Operations - Per Section 2.1 of this Coordination
            Procedure.

      13.2  Operation Manuals - Per Section 2.1 of this Coordination Procedure.

14. ACCOUNTING AND COST CONTROL

      14.1 Accounting procedures shall be in accordance with FW's standard cost coding system.

      14.2  Tax liability - Per Contract requirements.

15. REPORTS

      The following reports shall be prepared and issued to Clark by FW and shall be distributed in accordance with Appendix "E" and scheduled per the Project Calendar in Appendix "J".

      15.1  Progress Report

            Progress reports will be issued on a monthly basis according to the project calendar. The report will assess all work in progress and work planned and contains narrative sections highlighting accomplishments and areas of concern with action taken or recommendations for solution. This report includes Project Summary Schedule, Project Master Schedules and Milestone Schedules.

      15.2  Project Summary Schedule

            A bar chart which shows major project activities and target milestones. It is issued monthly to reflect the status of the work in progress.

                                                  Foster Wheeler USA Corporation
                                                  FW Contract No.      13-004610
                                                  Page 17            Issue No. D
                                                  Date:           April 14, 1999


      15.3  Project Master Schedule

            A monthly report issued by Project Control covering the scheduled and actual incremental progress of Engineering and Design. It consists of summary sheets which contain the schedule, actual performance curves and bar graphs. A construction master schedule will be included when construction is fully integrated.

      15.4  Needs List

            A listing prepared bi-monthly by the Project Manager which identifies critical information required between contractual parties to support project target milestones.

      15.5  Inquiry Status Report

            Bi-Monthly reports prepared by Procurement which shows the current status of inquires.

16. VARIANCE PROGRAM

      16.1 Variance Notice Program is a method for identifying changes from an approved baseline and managing the impact of changes to a project's costs, manhours and/or schedule.

      16.2 Variance notices are not limited to only scope changes in engineering, design, procurement or construction. They are meant to be an early warning system for identifying deviations from a baseline budget or schedule whether originating from scope change, developmental change, market change, error in the original budget, productivity, escalation, currency fluctuations, schedule delays, etc.

      16.3 A variance may become a contract change order only if it affects the Contract (Agreement) between Clark and FWUSA.

      16.4  A detailed variance procedure for the project has been issued.

17. CHANGE ORDER PROGRAM

      17.1 Change order program is a method for monitoring and controlling changes to the agreed upon Project control baselines.

      17.2 All change Orders are evaluated in terms of me project's total scope of work with impact assessed on cost, schedule and overall schedule.

                                                  Foster Wheeler USA Corporation
                                                  FW Contract No.      13-004610
                                                  Page 18            Issue No. D
                                                  Date:           April 14, 1999


      17.3 All Change Orders are monitored against the project budget baselines established for both cost and schedule.

      17.4 No Change Orders are incorporated in the work prior to formal approval by Clark.

      17.5 The formal Change Order procedure implemented by FW includes the following phases:

            (1)   Change Order Request Phase
            (2)   Change Order Preparation Phase
            (3)   Change Order Approval Phase

      17.6  A detailed Change Order procedure for the project has been issued.

18. STATUS MEETINGS

      18.1  Monthly

            A monthly project review meeting will be held between Clark and Foster Wheeler management to ascertain the status of the project. Information provided will be from the Monthly Project Status Report. Please reference the project calendar (Appendix J) for the proposed meeting date. A memo will be issued prior to each month's meeting confirming exact time and location.

                                   APPENDICES

                                  APPENDIX "A"

                          DISTRIBUTION OF REQUISITIONS

--------------------------------------------------------------------------------

[LOGO] FOSTER WHEELER                                  FOSTER WHEELER USA CORP.
       USA CORPORATION                                 FW CONTRACT     13-004610
                                                       REVISION:       D
                                                       DATE: APRIL 14, 1999
                                                       Pg 1 of 2

                                  APPENDIX "A"
                          DISTRIBUTION OF REQUISITIONS

--------------------------------------------------------------------------------
                                      CLARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                            PROCESS
                                              SR. PROJECT   MANAGER/            SR. PROCESS
       REQUISITION             PROGRAM        MANAGER/SR.    TEAM     PROJECT     ENGR_/      MECHANICAL    INSTR.   ELECTRICAL
         TYPE (a)             DIRECTOR (k)    TEAM LEADER   LEADER   ENGINEER    PROC ENG.     ENGINEER    ENGINEER   ENGINEER
--------------------------------------------------------------------------------------------------------------------------------
A.  MATERIAL PROCUREMENT
--------------------------------------------------------------------------------------------------------------------------------
      1111 THRU 1199               1              1           1         1            1
--------------------------------------------------------------------------------------------------------------------------------
      1211 THRU 1299               1              1           1         1            1
--------------------------------------------------------------------------------------------------------------------------------
      1311  Thru 1399              1              1           1         1            1             1
--------------------------------------------------------------------------------------------------------------------------------
      1411  Thru 1499              1              1           1         1
--------------------------------------------------------------------------------------------------------------------------------
      1511  Thru 1599              1              1           1         1            1
--------------------------------------------------------------------------------------------------------------------------------
      1611  Thru 1699              1              1           1         1            1                         1           1
--------------------------------------------------------------------------------------------------------------------------------
      1711  Thru 1799              1              1           1         1                                      1           1
--------------------------------------------------------------------------------------------------------------------------------
      1911  Thru 1969              1              1           1         1            1
--------------------------------------------------------------------------------------------------------------------------------

B.  SUBTRACT 2000 SERIES           1              1                     1
--------------------------------------------------------------------------------------------------------------------------------

C.  FIELD PROCUREMENT
--------------------------------------------------------------------------------------------------------------------------------
      REQUISITIONS (c)             1              1           1         1            1
--------------------------------------------------------------------------------------------------------------------------------
      DWGS, & ATTACHMENTS          1              1           1         1            1
--------------------------------------------------------------------------------------------------------------------------------

D.  CONSTRUCTION RELEASE           1              1                     1
--------------------------------------------------------------------------------------------------------------------------------

E.  REQUISITION INDEX              1              1           1         1            1             1           1           1
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                           FILE @                    PROCESS    DESIGN
       REQUISITION               FILE @     PORT        BUSINESS      GROUP      GROUP     LEAD I & E
         TYPE (a)                  FW      ARTHUR        MANAGER     LEADER     LEADER      ENGINEER    INSPECTION   CONSTRUCTION
---------------------------------------------------------------------------------------------------------------------------------
A.  MATERIAL PROCUREMENT
---------------------------------------------------------------------------------------------------------------------------------
      1111 THRU 1199              1           1             T           1          1                         1           1(B)
---------------------------------------------------------------------------------------------------------------------------------
      1211 THRU 1299              1           1             T           1          1                         1           1(B)
---------------------------------------------------------------------------------------------------------------------------------
      1311  Thru 1399             1           1             T           1          1                         1           1(B)
---------------------------------------------------------------------------------------------------------------------------------
      1411  Thru 1499             1           1             T                                                1           1(B)
---------------------------------------------------------------------------------------------------------------------------------
      1511  Thru 1599             1           1             T           1                                    1           1(B)
---------------------------------------------------------------------------------------------------------------------------------
      1611  Thru 1699             1           1             T           1                      1             1           1(B)
---------------------------------------------------------------------------------------------------------------------------------
      1711  Thru 1799             1           1             T                                  1             1           1(B)
---------------------------------------------------------------------------------------------------------------------------------
      1911  Thru 1969             1           1             T           1          1                         1           1(B)
---------------------------------------------------------------------------------------------------------------------------------

B.  SUBTRACT 2000 SERIES          1           1             T                                                1           1(B)
---------------------------------------------------------------------------------------------------------------------------------

C.  FIELD PROCUREMENT
---------------------------------------------------------------------------------------------------------------------------------
      REQUISITIONS (c)            1           1             T                                                1           1(B)
---------------------------------------------------------------------------------------------------------------------------------
      DWGS, & ATTACHMENTS         1           1             T                                                1           1(B)
---------------------------------------------------------------------------------------------------------------------------------

D.  CONSTRUCTION RELEASE          1           1             T                                                1           1(B)
---------------------------------------------------------------------------------------------------------------------------------

E.  REQUISITION INDEX             1           1             1           1                                    1           1(B)
---------------------------------------------------------------------------------------------------------------------------------

    T= Transmittal only

                             COORDINATION PROCEDURE
                             (CLARK/FOSTER WHEELER)

                                      NOTES

(a) Distribution by requisition section except that project procurement coordinator shall receive requisitions for transmittal to vendors directly from DMS.

(b) For attachments to project superintendent (field) copies of type D requisitions see:

      1. APPENDIX "B" for copies of FW drawings
      2. APPENDIX "C" for copies of FW drawings
      3. APPENDIX "D" for copies of VENDOR drawings

(c) Requisitions and attachments prepared by design engineering for field procurement.

(d) Distribution of 2000 series subcontract requisition, and construction release requisitions shall be the same as shown for material procurement (1000 SERIES) requisitions

(e) In addition, the following personnel shall receive copies of requisition series listed below

                 Engineer, Electr 1231,1244
                                  1471 THRU 1479
                                  1641 THRU 1649
                 Chief  Support F 1411 THRU 1419
                                  1471 THRU 1479
                                  1491 THRU 1499

(f)   1. For inquiry issue vendor quantity +1.
      2. For purchase or change 6 copies are required.
      3. For attachments; see APPENDIX "C" for copies of FWEC drawings which are attachments to type A & B requisitions

(g) When a definitive estimate is to be prepared, copies shall be included for the chief estimator as noted and totals adjusted accordingly.

(h)   Requisitions required only when operating instructions are to be prepared.

(j) Senior quality assurance engineer shall receive one (1) copy of all requisitions and drawings associated with the ASME Section 1 Boller Code (i.e.) subcontracts, pipe valves, package units, equipment, instruments etc.

(k)   One full size and one 11" x 17" reduced copy

                                     CAUTION

1.    Client requirement as shown are examples only and will vary.

2. FW requirements are minimum distribution and should not be varied without permission of recipient.

3. This chart indicates that client is to receive copies of requisitions for approval prior to releasing for Inquiry. If client does not have this prerogative this section of the chart should be deleted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[LOGO] FOSTER WHEELER                                  FOSTER WHEELER USA CORP.
       USA CORPORATION                                 FW CONTRACT 13-004610
                                                       REVISION:       D
                                                       DATE: APRIL 14, 1999
                                                       Pg 2 of 2

                                  APPENDIX "A"
                          DISTRIBUTION OF REQUISITIONS

--------------------------------------------------------------------------------
                                     FWUSA
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                         CONSTRUCTION
                                 VP &       DEPUTY         DIRECTOR/                       PROCUREMENT                  PROJECT
         REQUISITION            PROGRAM     PROGRAM         DEPUTY         CONSTRUCTION    DIR./DEPUTY      PROJECT   ENGINEERING
           TYPE (a)             DIRECTOR   DIRECTOR    CONSTRUCTION DIR.     MANAGER     PROCUREMENT DIR.   MANAGER     MANAGER
---------------------------------------------------------------------------------------------------------------------------------
A.   MATERIAL PROCUREMENT
---------------------------------------------------------------------------------------------------------------------------------
        1111 THRU 1199                        1(m)            1(b)              2             (a/f)           1(m)         1
---------------------------------------------------------------------------------------------------------------------------------
        1211 THRU 1299                        1(m)            1(b)              2             (a/f)           1(m)         1
---------------------------------------------------------------------------------------------------------------------------------
        1311 THRU 1399                        1(m)            1(b)              2             (a/f)           1(m)         1
---------------------------------------------------------------------------------------------------------------------------------
        1411 THRU 1499                        1(m)            1(b)              2             (a/f)           1(m)         1
---------------------------------------------------------------------------------------------------------------------------------
        1511 THRU 1599                        1(m)            1(b)              2             (a/f)           1(m)         1
---------------------------------------------------------------------------------------------------------------------------------
        1611 THRU 1699                        1(m)            1(b)              2             (a/f)           1(m)         1
---------------------------------------------------------------------------------------------------------------------------------
        1711 THRU 1799                        1(m)            1(b)              2             (a/f)           1(m)         1
---------------------------------------------------------------------------------------------------------------------------------
        1911 THRU 1969                        1(m)            1(b)              2             (a/f)           1(m)         1
---------------------------------------------------------------------------------------------------------------------------------

B.   SUBCONTRACT 2000 SERIES                  1(m)            1(b)              2             (a/f)           1(m)         1
---------------------------------------------------------------------------------------------------------------------------------

C.   FIELD PROCUREMENT
---------------------------------------------------------------------------------------------------------------------------------
        REQUISITIONS (c)                      1(m)            1(b)              2                             1(m)         1
---------------------------------------------------------------------------------------------------------------------------------
        DWGS & ATTACHMENTS                    1(m)            1(b)              2                             1(m)
---------------------------------------------------------------------------------------------------------------------------------

D.   CONSTRUCTION RELEASE                     1(m)            1(b)              2                             1(m)         1
---------------------------------------------------------------------------------------------------------------------------------

E.   REQUISITION INDEX                        1(m)            1(b)              2                             1(m)         1
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                PURCHASING                 HEAT                                          PRINCIPAL
         REQUISITION             SUBCONTRACT    & MATERIAL    VESSELS    TRANSFER   MECHANICAL   CIVIL      PROCESS       PIPING
           TYPE (a)             ADMINISTRATOR   COORDINATOR   ENGINEER   ENGINEER    ENGINEER   ENGINEER   SUPERVISOR   SUPERVISOR
----------------------------------------------------------------------------------------------------------------------------------
A.   MATERIAL PROCUREMENT
----------------------------------------------------------------------------------------------------------------------------------
        1111 THRU 1199                              1           1                                 1           2            1
----------------------------------------------------------------------------------------------------------------------------------
        1211 THRU 1299                              1                       1                     1           2            1
----------------------------------------------------------------------------------------------------------------------------------
        1311 THRU 1399                              1                                  1          1           2            1
----------------------------------------------------------------------------------------------------------------------------------
        1411 THRU 1499                              1                                             1
----------------------------------------------------------------------------------------------------------------------------------
        1511 THRU 1599                              1                                                                      1
----------------------------------------------------------------------------------------------------------------------------------
        1611 THRU 1699                              1                                                         1(h)         1
----------------------------------------------------------------------------------------------------------------------------------
        1711 THRU 1799                              1
----------------------------------------------------------------------------------------------------------------------------------
        1911 THRU 1969                              1                                             1           2            1
----------------------------------------------------------------------------------------------------------------------------------

B.   SUBCONTRACT 2000 SERIES                                    1(d)        1(d)       1(d)       1(d)                     1(d)
----------------------------------------------------------------------------------------------------------------------------------

C.   FIELD PROCUREMENT
----------------------------------------------------------------------------------------------------------------------------------
        REQUISITIONS (c)
----------------------------------------------------------------------------------------------------------------------------------
        DWGS & ATTACHMENTS
----------------------------------------------------------------------------------------------------------------------------------

D.   CONSTRUCTION RELEASE                                       1(d)        1(d)       1(d)       1(d)                     1(d)
----------------------------------------------------------------------------------------------------------------------------------

E.   REQUISITION INDEX
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                            PIPE                                           TOTALS-
         REQUISITION             INSTRUMENT   ELECTRICAL   STRESS    PIPE      CHIEF     PROJECT          DEF. EST.
           TYPE (a)               ENGINEER     ENGINEER   SUPPORTS   SPECS   ESTIMATOR    FILES     DMS   REQ'D (g)
-------------------------------------------------------------------------------------------------------------------
A.   MATERIAL PROCUREMENT                                                                                   (+1)
-------------------------------------------------------------------------------------------------------------------
        1111 THRU 1199               1                                          2(g)        1       Orig.
-------------------------------------------------------------------------------------------------------------------
        1211 THRU 1299               1           1(e)                           2(g)        1       Orig.
-------------------------------------------------------------------------------------------------------------------
        1311 THRU 1399               1           1                              2(g)        1       Orig.
-------------------------------------------------------------------------------------------------------------------
        1411 THRU 1499                           1(e)                           1(g)        1       Orig.
-------------------------------------------------------------------------------------------------------------------
        1511 THRU 1599                                       1         1        1(g)        1       Orig.
-------------------------------------------------------------------------------------------------------------------
        1611 THRU 1699               1           1(h)                           1(g)        1       Orig.
-------------------------------------------------------------------------------------------------------------------
        1711 THRU 1799                           1                              1(g)        1       Orig.
-------------------------------------------------------------------------------------------------------------------
        1911 THRU 1969               1           1                              2(g)        1       Orig.
-------------------------------------------------------------------------------------------------------------------

B.   SUBCONTRACT 2000 SERIES         1(d)        1(d)                           1(g)        1       Orig.
-------------------------------------------------------------------------------------------------------------------

C.   FIELD PROCUREMENT                                                                      1       Orig.
-------------------------------------------------------------------------------------------------------------------
        REQUISITIONS (c)                                                                    1       Orig.
-------------------------------------------------------------------------------------------------------------------
        DWGS & ATTACHMENTS
-------------------------------------------------------------------------------------------------------------------

D.   CONSTRUCTION RELEASE            1(d)        1(d)        1(d)      1(d)                 1       Orig.
-------------------------------------------------------------------------------------------------------------------

E.   REQUISITION INDEX                                                                      1       Orig.
-------------------------------------------------------------------------------------------------------------------

                             COORDINATION PROCEDURE
                             (CLARK/FOSTER WHEELER)

                                      NOTES

(a) Distribution by requisition section except that project procurement coordinator shall receive requisitions for transmittal to vendors directly from DMS.

(b) For attachments to project superintendent (field) copies of type D requisitions see:

      1. APPENDIX "B" for copies of FW drawings
      2. APPENDIX "C" for copies of FW drawings
      3. APPENDIX "D" for copies of VENDOR drawings

(c) Requisitions and attachments prepared by design engineering for field procurement.

(d) Distribution of 2000 series subcontract requisition, and construction release requisitions shall be the same as shown for material procurement (1000 SERIES) requisitions

(e) In addition, the following personnel shall receive copies of requisition series listed below

                 Engineer, Electrical      1231,1244
                                           1471 THRU 1479
                                           1641 THRU 1649
                 Chief  Support Facilities 1411 THRU 1419
                                           1471 THRU 1479
                                           1491 THRU 1499

(f)   1. For inquiry issue vendor quantity +1.
      2. For purchase or change 6 copies are required.
      3. For attachments; see APPENDIX "C" for copies of FWEC drawings which are attachments to type A & B requisitions

(g) When a definitive estimate is to be prepared, copies shall be included for the chief estimator as noted and totals adjusted accordingly.

(h)   Requisitions required only when operating instructions are to be prepared.

(j) Senior quality assurance engineer shall receive one (1) copy of all requisitions and drawings associated with the ASME Section 1 Boller Code (i.e.) subcontracts, pipe valves, package units, equipment, instruments etc.

(k)   One full size and one 11" x 17" reduced copy

                                     CAUTION

1.    Client requirement as shown are examples only and will vary.

2. FW requirements are minimum distribution and should not be varied without permission of recipient.

3. This chart indicates that client is to receive copies of requisitions for approval prior to releasing for inquiry. If client does not have this prerogative this section of the chart should be deleted.

--------------------------------------------------------------------------------

                                  APPENDIX "B"

                       DISTRIBUTION OF JOB SPECIFICATIONS

--------------------------------------------------------------------------------

[LOGO] FOSTER WHEELER                                  FOSTER WHEELER USA CORP.
       USA CORPORATION                                 FW CONTRACT NO: 13-004610
                                                       REVISION:       D
                                                       DATE: APRIL 14, 1999
                                                       Pg 1 of 2

                                  APPENDIX "B"
                       DISTRIBUTION OF JOB SPECIFICATIONS

-----------------------------------------------------------------------------------------------------------------------
                                                 ALL ISSUES (a)
-----------------------------------------------------------------------------------------------------------------------
                                                     CLARK
-----------------------------------------------------------------------------------------------------------------------
                                 FW CODE
                               OF ACCOUNTS               SR. PROJECT
       SPECIFICATION            CATEGORY     PROGRAM     MANAGER/SR.    PROJECT      DESIGN
           TYPE                  NUMBER      DIRECTOR     TEAM LDR.     ENGINEER    GROUP LDR.   INSPECTION   FILE @ FW
-----------------------------------------------------------------------------------------------------------------------
GENERAL                            0-9          1            1            1(r)          1             1           1
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
VESSELS                          10-19          1            1            1(r)          1             1           1
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
HEAT TRANSFER                    20-29          1            1            1(r)          1             1           1
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
MECHANICAL EQUIPMENT             30-39          1            1            1(r)          1             1           1
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
CIVIL/ARCHITECTURAL              40-49          1            1            1(r)          1             1           1
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
PIPING                           50-59          1            1            1(r)          1             1           1
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
AUTOMATION CONTROLS              60-69          1            1            1(r)          1             1           1
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL                       70-79          1            1            1(r)          1             1           1
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
MATERIAL PROTECTION              80-89          1            1            1(r)          1             1           1
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
PROJECT & MISCELLANEOUS          90-99          1            1            1(r)          1             1           1
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------
                        ALL ISSUES (a)
-----------------------------------------------------------
                           CLARK
-----------------------------------------------------------
       SPECIFICATION               FILE @
           TYPE                  PORT ARTHUR   CONSTRUCTION
-----------------------------------------------------------
GENERAL                               1             1
-----------------------------------------------------------

-----------------------------------------------------------
VESSELS                               1             1
-----------------------------------------------------------

-----------------------------------------------------------
HEAT TRANSFER                         1             1
-----------------------------------------------------------

-----------------------------------------------------------
MECHANICAL EQUIPMENT                  1             1
-----------------------------------------------------------

-----------------------------------------------------------
CIVIL/ARCHITECTURAL                   1             1
-----------------------------------------------------------

-----------------------------------------------------------
PIPING                                1             1
-----------------------------------------------------------

-----------------------------------------------------------
AUTOMATION CONTROLS                   1             1
-----------------------------------------------------------

-----------------------------------------------------------
ELECTRICAL                            1             1
-----------------------------------------------------------

-----------------------------------------------------------
MATERIAL PROTECTION                   1             1
-----------------------------------------------------------

-----------------------------------------------------------
PROJECT & MISCELLANEOUS               1             1
-----------------------------------------------------------

                             COORDINATION PROCEDURE
                             (CLARK/FOSTER WHEELER)

                                      NOTES

(a)   Distribution by 1996 Series Construction requisition.

(b)   Distribution to be made to FW.

(c)   Electrical motor specification only.

(d)   Distribution to others as required depending on subject.

(e)   (Open)

(f) For attachment to Project Superintendent (field) copies of type D (Construction release) requisitions per APPENDIX "A".

(g)   (Open)

(h)   (Open)

(j)   40A1 and 46A1 only.

(k)   83A1 only.

(m) When a estimate is to be prepared, copies shall be included for the estimator as noted and totals adjusted accordingly.

(n) Distribution to be made only when contract scope includes support facility equipment and/or systems.

(p)   50A1 and 50A10 only.

(q)   ASME boller code specs only.

(r)   Distribute to all Clark Project Mgrs.

                                     CAUTION

1.    Client requirements shown are examples only and will vary.

2. FW requirements are minimum distribution and should not be varied without permission of recipient.

3. This chart indicates that client is to receive copies of job specifications for approval. If client does not have prerogative, this section of the chart should be deleted or modified as required.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[LOGO] FOSTER WHEELER                                  FOSTER WHEELER USA CORP.
       USA CORPORATION                                 FW CONTRACT NO: 13-004610
                                                       REVISION:       D
                                                       DATE: APRIL 14, 1999
                                                       Pg 2 of 2

                                  APPENDIX "B"
                       DISTRIBUTION OF JOB SPECIFICATIONS
                                 ALL ISSUES (a)

-------------------------------------------------------------------------------------------------------------------------------
                                                         ALL ISSUES (a)
-------------------------------------------------------------------------------------------------------------------------------
                                                            FWUSA
-------------------------------------------------------------------------------------------------------------------------------
                               FW CODE
                             OF ACCOUNTS        VP &       PROCESS       DEPUTY                     CONSTRUCTION
      SPECIFICATION           CATEGORY        PROGRAM    MGR./DEPUTY    PROGRAM        PROJECT      DIRECTOR/DEP   CONSTRUCTION
          TYPE                 NUMBER         DIRECTOR    PROC MGR.     DIRECTOR     MGR. ENGR'G      CONST DIR       MANAGER
-------------------------------------------------------------------------------------------------------------------------------
GENERAL                           0-9                       1(b)          1(?)            1               2              2
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
VESSELS                         10-19                       1(b)          1(?)            1               2              2
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
HEAT TRANSFER                   20-29                       1(b)          1(?)            1               2              2
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
MECHANICAL EQUIPMENT            30-39                       1(b)          1(?)            1               2              2
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
CIVIL/ARCHITECTURAL             40-49                       1(b)          1(?)            1               2              2
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
PIPING                          50-59                       1(b)          1(?)            1               2              2
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
AUTOMATION CONTROLS             60-69                       1(b)          1(?)            1               2              2
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL                      70-79                       1(b)          1(?)            1               2              2
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
MATERIAL PROTECTION             80-89                       1(b)          1(?)            1               2              2
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
PROJECT & MISCELLANEOUS         90-99                       1(b)          1(?)            1               2              2
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                         ALL ISSUES (a)
------------------------------------------------------------------------------------------------------------------------------
                                                            FWUSA
------------------------------------------------------------------------------------------------------------------------------
                             PROCUREMENT                    HEAT                         CIVIL        PRINCIPLE
      SPECIFICATION            DIR/DEP         VESSEL     TRANSFER     MECHANICAL      STRUCTURAL       PIPING      INSTRUMENT
          TYPE               PROCURE DIR      ENGINEER    ENGINEER      ENGINEER        ENGINEER      SUPERVISOR     ENGINEER
------------------------------------------------------------------------------------------------------------------------------
GENERAL                           1             1           1             1(b)            1(b)           1(b)          1(b)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
VESSELS                           1             1
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
HEAT TRANSFER                     1                         1(b)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
MECHANICAL EQUIPMENT              1                         1()           2
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
CIVIL/ARCHITECTURAL               1             1(j)        1(?)                          1              1
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PIPING                            1             1(p)                      1(p)            1              1             1(b/p)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
AUTOMATION CONTROLS               1                                       1                              1             1(b)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL                        1                                       1               1              1             1(b)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
MATERIAL PROTECTION               1             1(k)        1(k)                          1              1
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PROJECT & MISCELLANEOUS           1             1(d)        1(d)          1(d)            1(d)           1(d)          1(b/d)
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           ALL ISSUES (a)
------------------------------------------------------------------------------------------------------------------------------------
                                                               FWUSA
------------------------------------------------------------------------------------------------------------------------------------
                                           PIPE
      SPECIFICATION          ELECTRICAL   STRESS/  PIPE     INSPECTION     CHIEF     PROJECT                          TOTALS - DEF.
          TYPE                ENGINEER   SUPPORTS  SPECS   COORDINATOR   ESTIMATOR    FILES     DMS    MATRIX (s)    EST. REQ'D. (m)
------------------------------------------------------------------------------------------------------------------------------------
GENERAL                         1(b)       1(b)    1(b)         1            2          1      Orig.                      (+1)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
VESSELS                                                         1            2          1      Orig.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
HEAT TRANSFER                                                   1            2          1      Orig.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MECHANICAL EQUIPMENT            1(c)                            1            2          1      Orig.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CIVIL/ARCHITECTURAL                                             1            2          1      Orig.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PIPING                                     1       1            1            2          1      Orig.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AUTOMATION CONTROLS             1                               1            2          1      Orig.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL                      1                               1            2          1      Orig.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MATERIAL PROTECTION                                             1            2          1      Orig.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PROJECT & MISCELLANEOUS         1(d)                            1            2          1      Orig.
------------------------------------------------------------------------------------------------------------------------------------

                             COORDINATION PROCEDURE
                             (CLARK/FOSTER WHEELER)

                                      NOTES

(a)   Distribution by 1996 Series Construction requisitions.

(b)   Distribution to be made to FW.

(c)   Electrical motor specification only.

(d)   Distribution to others as required depending on subject.

(e)   2.3 Transmittal only.

(f) For attachment to Project Superintendent (field ) copies of type D (Construction release) requisitions per APPENDIX "A".

(g)   (Open)

(h)   (Open)

(j)   40A1 and 46A1 only.

(k)   83A1 only.

(m) When a estimate is to be prepared, copies shall be included for the estimator as noted and totals adjusted accordingly.

(n) Distribution to be made only when contract scope includes a support facility equipment and/or systems.

(p)   50A1 and 50A10 only.

(q)   ASME boller code specs only.

(r)   Distribute to all Clark Project Mgrs.

(s)   Provide copies to Project Secretary.

                                     CAUTION

1.    Client requirements shown are examples only and will vary.

2. FW requirements are minimum distribution and should not be varied without permission of recipient.

3. This chart indicates that client should receive copies of all job specifications for approval. If client does not have prerogative, this section of the chart should be deleted or modified as required

--------------------------------------------------------------------------------

                                  APPENDIX "C"

                      DISTRIBUTION OF ENGINEERING DRAWINGS

--------------------------------------------------------------------------------

[LOGO] FOSTER WHEELER                                  FOSTER WHEELER USA CORP.
       USA CORPORATION                                 FW CONTRACT NO: 13-004610
                                                       REVISION:       D
                                                       DATE: APRIL 14, 1999
                                                       Pg 1 of 2

                                  APPENDIX "C"
                       DISTRIBUTION OF JOB SPECIFICATIONS

-----------------------------------------------------------------------------------------------------------------------------------
                                                              ALL ISSUES
-----------------------------------------------------------------------------------------------------------------------------------
                                                               CLARK (v)
-----------------------------------------------------------------------------------------------------------------------------------
                                FW CODE
                                  OF
                                ACCOUNTS
                                                         SR. PROJECT
                                DRAWING                  MANAGER/SR.     PROCESS               SR. PROCESS
        DRAWING                CATEGORY       PROGRAM       TEAM         MANAGER    PROJECT     ENGINEER    MECHANICAL   INSTRUMENT
         TYPE                   NUMBER       DIRECTOR      LEADER      TEAM LEADER  ENGINEER  PROCESS ENG.   ENGINEER     ENGINEER
-----------------------------------------------------------------------------------------------------------------------------------
PLOT PLAN                         51             1          1(v)           1(v)       1(v)        1(v)         1(v)         1(v)
-----------------------------------------------------------------------------------------------------------------------------------
VESSELS                          11/18           1            1            1          2           1
-----------------------------------------------------------------------------------------------------------------------------------
SITE PREP/PILING/CONCRETE      41/42/43          1            1                       2
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURAL STEEL                  46             1            1                       2
-----------------------------------------------------------------------------------------------------------------------------------
BUILDINGS                         47             1            1                       2
-----------------------------------------------------------------------------------------------------------------------------------
FLOWSHEETS                        50             1            1            1          2           1
-----------------------------------------------------------------------------------------------------------------------------------
REDUCED SIZE FLOW SHTS (q)        50             1            1            1          2           1            1            1
-----------------------------------------------------------------------------------------------------------------------------------
PROCESS SCHEMATIC (b)             50             1            1            1          2           1
-----------------------------------------------------------------------------------------------------------------------------------
PIPING                         51/52/56          1            1                       2           1
-----------------------------------------------------------------------------------------------------------------------------------
UNDERGROUND (s)                  58/71           1            1                       2
-----------------------------------------------------------------------------------------------------------------------------------
MISC PIPE SUPPORTS                59             1            1                       2
-----------------------------------------------------------------------------------------------------------------------------------
AUTOMATION CONTROLS              85/00           1            1                       2           1                         1
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL                    71,73-76/78        1            1                       2                                     1
-----------------------------------------------------------------------------------------------------------------------------------
INSULATION                        82             1            1                       2
-----------------------------------------------------------------------------------------------------------------------------------
FIREPROOFING                      84             1            1                       2
-----------------------------------------------------------------------------------------------------------------------------------
LINE LIST                                        1            1            1          2           1                         1
-----------------------------------------------------------------------------------------------------------------------------------
BLOCK FLOW DIAGRAM                               1            1            1          2           1
-----------------------------------------------------------------------------------------------------------------------------------
PROCESS FLOW SHEETS                              1            1            1          2           1                         1
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                              ALL ISSUES
----------------------------------------------------------------------------------------------------------------------------------
                                                               CLARK (v)
----------------------------------------------------------------------------------------------------------------------------------
                                                                    PROCESS
        DRAWING               ELECTRICAL                 FILE @      GROUP   OPS GENERAL       OPS          PROCESS        AREA
         TYPE                  ENGINEER   FILE @ FW    PORT ARTHUR  LEADER     MANAGER    SUPERINTENDENT   SUPERVISOR   MTCE SUP'T
----------------------------------------------------------------------------------------------------------------------------------
PLOT PLAN                        1(v)           1(v)      1(v)       1(v)       1(v)          1(v)           1(v)         1(v)
----------------------------------------------------------------------------------------------------------------------------------
VESSELS                                         1         1          1                        1
----------------------------------------------------------------------------------------------------------------------------------
SITE PREP/PILING/CONCRETE                       1         1                                   1
----------------------------------------------------------------------------------------------------------------------------------
STRUCTURAL STEEL                                1         1                                   1
----------------------------------------------------------------------------------------------------------------------------------
BUILDINGS                                       1         1                                   1
----------------------------------------------------------------------------------------------------------------------------------
FLOWSHEETS                                      1         1                                   1
----------------------------------------------------------------------------------------------------------------------------------
REDUCED SIZE FLOW SHTS (q)       1              1         1          1         (r)            1              1
----------------------------------------------------------------------------------------------------------------------------------
PROCESS SCHEMATIC (b)                           1         1          1          1             1              1
----------------------------------------------------------------------------------------------------------------------------------
PIPING                                          1         1                                   1
----------------------------------------------------------------------------------------------------------------------------------
UNDERGROUND (s)                                 1         1                                   1
----------------------------------------------------------------------------------------------------------------------------------
MISC PIPE SUPPORTS                              1         1                                   1
----------------------------------------------------------------------------------------------------------------------------------
AUTOMATION CONTROLS                             1         1                                   1                           1
----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL                       1              1         1                                   1                           1
----------------------------------------------------------------------------------------------------------------------------------
INSULATION                                      1         1                                   1
----------------------------------------------------------------------------------------------------------------------------------
FIREPROOFING                                    1         1                                   1
----------------------------------------------------------------------------------------------------------------------------------
LINE LIST                                       1         1                                  (r)             1
----------------------------------------------------------------------------------------------------------------------------------
BLOCK FLOW DIAGRAM                              1         1          1          1             1              1
----------------------------------------------------------------------------------------------------------------------------------
PROCESS FLOW SHEETS                             1         1          1         (r)            1              1
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                              ALL ISSUES
------------------------------------------------------------------------------------------------------------------------------
                                                               CLARK (v)
------------------------------------------------------------------------------------------------------------------------------
                                          FIRE                     LEAD       UNIT       UNIT
        DRAWING                 EHS    PROTECTION                 E & I      DESIGN    PROCESS    COORDINATION     PLANNING/
         TYPE                 MANAGER    CHIEF     INSPECTION    ENGINEER   ENGINEER   ENGINEER     MANAGER     ECONOMICS MGR.
------------------------------------------------------------------------------------------------------------------------------
PLOT PLAN                      1(v)                   1(v)         1(v)      1(v)       1(v)         1(v)             1
------------------------------------------------------------------------------------------------------------------------------
VESSELS                                               1                      1          1
------------------------------------------------------------------------------------------------------------------------------
SITE PREP/PILING/CONCRETE                             1                      1
------------------------------------------------------------------------------------------------------------------------------
STRUCTURAL STEEL                                      1                     (r)
------------------------------------------------------------------------------------------------------------------------------
BUILDINGS                                             1
------------------------------------------------------------------------------------------------------------------------------
FLOWSHEETS                                            1
------------------------------------------------------------------------------------------------------------------------------
REDUCED SIZE FLOW SHTS (q)     1                      1                      1          1            1
------------------------------------------------------------------------------------------------------------------------------
PROCESS SCHEMATIC (b)          1                      1                      1          1            1
------------------------------------------------------------------------------------------------------------------------------
PIPING                                                1                      1
------------------------------------------------------------------------------------------------------------------------------
UNDERGROUND (s)                                       1                      1
------------------------------------------------------------------------------------------------------------------------------
MISC PIPE SUPPORTS                                    1                      1
------------------------------------------------------------------------------------------------------------------------------
AUTOMATION CONTROLS                                   1           1         (r)
------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL                                            1           1         (r)
------------------------------------------------------------------------------------------------------------------------------
INSULATION                                            1                      1
------------------------------------------------------------------------------------------------------------------------------
FIREPROOFING                                          1                      1
------------------------------------------------------------------------------------------------------------------------------
LINE LIST                                             1                      1
------------------------------------------------------------------------------------------------------------------------------
BLOCK FLOW DIAGRAM             1                      1                      1          1            1
------------------------------------------------------------------------------------------------------------------------------
PROCESS FLOW SHEETS            1                      1                      1          1            1
------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
                               ALL ISSUES
---------------------------------------------------------------------------
                               CLARK (v)
---------------------------------------------------------------------------
                              REFINERY
        DRAWING                GENERAL  BUSINESS     DESIGN
         TYPE                  MANAGER   MANAGER   GROUP LDR.  CONSTRUCTION
---------------------------------------------------------------------------
PLOT PLAN                       1(v)      1(v)        1(v)         1
---------------------------------------------------------------------------
VESSELS                                                            1
---------------------------------------------------------------------------
SITE PREP/PILING/CONCRETE                                          1
---------------------------------------------------------------------------
STRUCTURAL STEEL                                      1            1
---------------------------------------------------------------------------
BUILDINGS                                                          1
---------------------------------------------------------------------------
FLOWSHEETS                                                         1
---------------------------------------------------------------------------
REDUCED SIZE FLOW SHTS (q)      1                     1            1
---------------------------------------------------------------------------
PROCESS SCHEMATIC (b)                                 1
---------------------------------------------------------------------------
PIPING                                                             1
---------------------------------------------------------------------------
UNDERGROUND (s)                                                    1
---------------------------------------------------------------------------
MISC PIPE SUPPORTS                                                 1
---------------------------------------------------------------------------
AUTOMATION CONTROLS                                                1
---------------------------------------------------------------------------
ELECTRICAL                                                         1
---------------------------------------------------------------------------
INSULATION                                                         1
---------------------------------------------------------------------------
FIREPROOFING                                                       1
---------------------------------------------------------------------------
LINE LIST                                             1            1
---------------------------------------------------------------------------
BLOCK FLOW DIAGRAM              1                     1
---------------------------------------------------------------------------
PROCESS FLOW SHEETS                                   1            1
---------------------------------------------------------------------------

                             COORDINATION PROCEDURE
                             (CLARK/FOSTER WHEELER)

                                      NOTES

(a) General distribution to client and for construction release by requisition section except for Process Schematic. Technical Aide of originating section to distribute drawings for internal FWEC review.

(b)   Distribution by Process Supervisor.

(c)   (Open)

(d)   Drawings of piping requiring shop inspection only.

(e) As required for attachment to Proj. Procurement Coordinator copies of type A&B requisitions per APPENDIX "A".

                                     Type A
                              Material Procurement

              For inquiry                                 10 copies
              For purchase                                 0 copies

(f) For attachment to Prof. Superintendent (field) copies of type D (construction release) requisition per APPENDIX "A".

(g) Isometrics or plan drawings of HP synthesis lines and heater transfer lines only.

(h)   Exclusive of Proj. Procurement Coord. requirement see note (s).

(i)   (Open)

(k)   Control house drawing only.

(m)   (Open)

(n) Vessel platform & ladder clip dwgs. general notes for struct. & misc. pipe support attachments to vessels.

(p) Number of copies for ch. estimate or when definitive estimate is not required (when definitive estimate is req'd) add 10 plot plan & vessel, 5 flowsheets and line list to distribution.

(q) Reduce to 11"x random length forward one (1) additional copy to Proj. Engr. Mgr. for record purposes.

(r)   2.3 transmittal only for final/ ch'd dwgs.

(s)   2 copies of 71 series drawings only to Engr. Civil and Engr. Piping.

(t)   ASME section 1 boiler code material only

(v)   Reduce to 11" x random length

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[LOGO] FOSTER WHEELER                                  FOSTER WHEELER USA CORP.
       USA CORPORATION                                 FW CONTRACT NO: 13-004610
                                                       REVISION:       D
                                                       DATE: APRIL 14, 1999
                                                       Pg 2 of 2

                                  APPENDIX "C"
                       DISTRIBUTION OF JOB SPECIFICATIONS

-----------------------------------------------------------------------------------------------------------------------------------
                                                              ALL ISSUES
-----------------------------------------------------------------------------------------------------------------------------------
                                                               FWUSA
-----------------------------------------------------------------------------------------------------------------------------------
                                FW CODE
                                  OF
                               ACCOUNTS

                                DRAWING      VP &      PROCESS MAN.    DEPUTY        CONSTRUCTION                     PROCUREMENT
       DRAWING                 CATEGORY    PROGRAM        DEPUTY       PROGRAM       DIR. DEPUTY     CONSTRUCTION     DIR. DEPUTY
        TYPE                    NUMBER     DIRECTOR    PROCESS MAN.   DIRECTORY   CONSTRUCTION DIR.    MANAGER      PROCUREMENT DIR.
-----------------------------------------------------------------------------------------------------------------------------------
PLOT PLAN                         51          1             1           1(v)              1               2                1
-----------------------------------------------------------------------------------------------------------------------------------
VESSELS                          11/18                      1             T               1               2
-----------------------------------------------------------------------------------------------------------------------------------
SITE PREP/PILING/CONCRETE      41/42/43                                   T               1               2
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURAL STEEL                  46                                      T               1               2
-----------------------------------------------------------------------------------------------------------------------------------
BUILDINGS                         47                                      T               1               2
-----------------------------------------------------------------------------------------------------------------------------------
FLOWSHEETS                        50                        2             T               1               2
-----------------------------------------------------------------------------------------------------------------------------------
REDUCED SIZE FLOW SHTS(q)         50                                    1(v)                              2
-----------------------------------------------------------------------------------------------------------------------------------
PROCESS SCHEMATIC (b)             50                        2           1(v)                              2
-----------------------------------------------------------------------------------------------------------------------------------
PIPING                         51/52/56                    1(g)                           1               2
-----------------------------------------------------------------------------------------------------------------------------------
UNDERGROUND (s)                  58/71                                                    1               2
-----------------------------------------------------------------------------------------------------------------------------------
MISC PIPE SUPPORTS                58                                                      1               2
-----------------------------------------------------------------------------------------------------------------------------------
AUTOMATION CONTROLS              65/66                                                    1               2
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL                    71,73-76/78                                                 1               2
-----------------------------------------------------------------------------------------------------------------------------------
INSULATION                        82                                                      1               2
-----------------------------------------------------------------------------------------------------------------------------------
FIREPROOFING                      84                                                      1               2
-----------------------------------------------------------------------------------------------------------------------------------
LINE LIST                                                   2           1(v)              1               2
-----------------------------------------------------------------------------------------------------------------------------------
BLOCK FLOW DIAGRAM                                          1           1(v)                              2
-----------------------------------------------------------------------------------------------------------------------------------
PROCESS FLOW SHEETS                                         2           1(v)                              2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              ALL ISSUES
---------------------------------------------------------------------------------------------------------------------------------
                                                               FWUSA
---------------------------------------------------------------------------------------------------------------------------------
                                        BUS. MGR.             PROJECT                HEAT                    CIVIL     PRINCIPLE
       DRAWING                  QA       DEPUTY     PROJECT   ENGINEER   VESSEL    TRANSFER   MECHANICAL   STRUCTURAL    PIPING
        TYPE                  MANAGER   BUS.MGR.    MANAGER   MANAGER   ENGINEER   ENGINEER    DESIGNER     ENGINEER   SUPERVISOR
---------------------------------------------------------------------------------------------------------------------------------
PLOT PLAN                                   1          1         1         1           1           1           1          (r)
---------------------------------------------------------------------------------------------------------------------------------
VESSELS                                                1         1        (r)                                  1           3
---------------------------------------------------------------------------------------------------------------------------------
SITE PREP/PILING/CONCRETE                              1         1                                             1          (r)
---------------------------------------------------------------------------------------------------------------------------------
STRUCTURAL STEEL                                       1         1                                             1          (r)
---------------------------------------------------------------------------------------------------------------------------------
BUILDINGS                                              1         1                                             1          (r)
---------------------------------------------------------------------------------------------------------------------------------
FLOWSHEETS                                             1         1                                 1           1           11
---------------------------------------------------------------------------------------------------------------------------------
REDUCED SIZE FLOW SHTS(q)        1          1          1         1         1           1           1                       2
---------------------------------------------------------------------------------------------------------------------------------
PROCESS SCHEMATIC (b)                       1          1         1
---------------------------------------------------------------------------------------------------------------------------------
PIPING                                                 1         1                                             1          (r)
---------------------------------------------------------------------------------------------------------------------------------
UNDERGROUND (s)                                        1         1                                             1          (r)
---------------------------------------------------------------------------------------------------------------------------------
MISC PIPE SUPPORTS                                     1         1        3(n)                                 1           1
---------------------------------------------------------------------------------------------------------------------------------
AUTOMATION CONTROLS                                    1         1                                                         1
---------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL                                             1         1                                             1           1
---------------------------------------------------------------------------------------------------------------------------------
INSULATION                                             1         1         1                                               1
---------------------------------------------------------------------------------------------------------------------------------
FIREPROOFING
---------------------------------------------------------------------------------------------------------------------------------
LINE LIST                        1          1          1         1                                             1           11
---------------------------------------------------------------------------------------------------------------------------------
BLOCK FLOW DIAGRAM
---------------------------------------------------------------------------------------------------------------------------------
PROCESS FLOW SHEETS                                    1         1
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                              ALL ISSUES
----------------------------------------------------------------------------------------------------------------------------------
                                                               FWUSA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               CHIEF
       DRAWING                INSTRUMENT   ELECTRICAL  PIPE STRESS    PIPE      INSPECTION   ESTIMATOR   RIGGING    PROJECT
        TYPE                   ENGINEER     ENGINEER     SUPPORT     SPECS.    COORDINATOR      (p)      ENGINEER    FILES     DMS
----------------------------------------------------------------------------------------------------------------------------------
PLOT PLAN                          1            1           1           1                        10        (r)         1      Orig.
----------------------------------------------------------------------------------------------------------------------------------
VESSELS                            1          1(v)                                  2            2         (r)         1      Orig.
----------------------------------------------------------------------------------------------------------------------------------
SITE PREP/PILING/CONCRETE                     1(v)                                               2         (r)         1      Orig.
----------------------------------------------------------------------------------------------------------------------------------
STRUCTURAL STEEL                                1                                                3         (r)         1      Orig.
----------------------------------------------------------------------------------------------------------------------------------
BUILDINGS                        1(k)           1                                                2         (r)         1      Orig.
----------------------------------------------------------------------------------------------------------------------------------
FLOWSHEETS                         1            1                                                5                     1      Orig.
----------------------------------------------------------------------------------------------------------------------------------
REDUCED SIZE FLOW SHTS(q)          1            1           1           1                        1                     1      Orig.
----------------------------------------------------------------------------------------------------------------------------------
PROCESS SCHEMATIC (b)              1            1           1           1                        1                     1      Orig.
----------------------------------------------------------------------------------------------------------------------------------
PIPING                                          1           1                                                          1      Orig.
----------------------------------------------------------------------------------------------------------------------------------
UNDERGROUND (s)                               1(v)          1           1                        3                     1      Orig.
----------------------------------------------------------------------------------------------------------------------------------
MISC PIPE SUPPORTS                                          1           1                                              1      Orig.
----------------------------------------------------------------------------------------------------------------------------------
AUTOMATION CONTROLS                1                        1                                               1          1      Orig.
----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL                         1           (r)                      1                        2                     1      Orig.
----------------------------------------------------------------------------------------------------------------------------------
INSULATION                         1                                                             2                     1      Orig.
----------------------------------------------------------------------------------------------------------------------------------
FIREPROOFING                                                                                     2                     1      Orig.
----------------------------------------------------------------------------------------------------------------------------------
LINE LIST                          1                        1           1                        2                     1      Orig.
----------------------------------------------------------------------------------------------------------------------------------
BLOCK FLOW DIAGRAM                                                                                                     1      Orig.
----------------------------------------------------------------------------------------------------------------------------------
PROCESS FLOW SHEETS                                    1         1
----------------------------------------------------------------------------------------------------------------------------------

                             COORDINATION PROCEDURE
                             (CLARK/FOSTER WHEELER)

                                      NOTES

(a) General distribution to client and for construction release by requisition section except for Process Schematic. Technical Aide of originating section to distribute drawings for internal FWEC review.

(b)   Distribution by Process Supervisor.

(c)   2.3 Transmittal only

(d)   Drawings of piping requiring shop inspection only.

(e) As required for attachment to Proj. Procurement Coordinator copies of type A&B requisitions per APPENDIX "A".

                                     Type A
                              Material Procurement

              For inquiry                                 10 copies
              For purchase                                 0 copies

(f) For attachment to Prof. Superintendent (field) copies of type D (construction release) requisition per APPENDEX "A".

(g) Isometrics or plan drawings of HP synthesis lines and heater transfer lines only.

(h)   Exclusive of Proj. Procurement Coord. requirement see note (s).

(i)   (Open)

(k)   Control house drawing only.

(m)   (OPEN)

(n) Vessel platform & ladder clip dwgs. general notes for struct. & misc. pipe support attachments to vessels.

(p) Number of copies for chief estimate or when definitive estimate is not required (when definitive estimate is req'd) add 10 plot plan & vessel, 5 flowsheets and line list to distribution.

(q) Reduce to 11"x random length forward one (1) additional copy to Proj. Engr. Mgr. for record purposes.

(r)   2.3 transmittal only for final/ ch'd dwgs.

(s)   2 copies of 71 series drawings only to Engr. Civil and Engr. Piping.

(t)   ASME section 1 boiler code material only

(v)   Reduce to 11" x random length

--------------------------------------------------------------------------------

                                  APPENDIX "D"

                         DISTRIBUTION OF VENDOR DRAWINGS

--------------------------------------------------------------------------------

[LOGO] FOSTER WHEELER                                  FOSTER WHEELER USA CORP.
       USA CORPORATION                                 FW CONTRACT NO: 13-004610
                                                       REVISION:       D
                                                       DATE: APRIL 14, 1999
                                                       Pg 1 of 2

                                  APPENDIX "D"
                         DISTRIBUTION OF VENDOR DRAWINGS

----------------------------------------------------------------------------------------------------------------------------------
                                                                    PRINTS FOR REVIEW, COMMENT, APPROVAL
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 CLARK
----------------------------------------------------------------------------------------------------------------------------------
                                               SR. PROJECT   PROCESS             SR. PROCESS
                                               MANAGER/SR.   MANAGER               ENGINEER
       DRAWING                       PROGRAM      TEAM         TEAM    PROJECT     PROCESS    MECHANICAL   INSTRUMENT   ELECTRICAL
        TYPE                        DIRECTOR     LEADER       LEADER   ENGINEER    ENGINEER    ENGINEER     ENGINEER     ENGINEER
----------------------------------------------------------------------------------------------------------------------------------
VESSELS & TRAYS                        (b)         (b)         (b)        2           1
----------------------------------------------------------------------------------------------------------------------------------
HEAT EXCH. & HEATERS                   (b)         (b)         (b)        2           1            1
----------------------------------------------------------------------------------------------------------------------------------
MECHANICAL EQUIPMENT                   (b)         (b)         (b)        2           1
----------------------------------------------------------------------------------------------------------------------------------
STRUCTURAL STEEL                       (b)         (b)                    2
----------------------------------------------------------------------------------------------------------------------------------
BUILDINGS                              (b)         (b)                    2
----------------------------------------------------------------------------------------------------------------------------------
PIPING                                 (b)         (b)                    2
----------------------------------------------------------------------------------------------------------------------------------
INSTRUMENTS                            (b)         (b)         (b)        2           1                        1
----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL                             (b)         (b)                    2                                    1            1
----------------------------------------------------------------------------------------------------------------------------------
PROJ. & MISC. EQUIPMENT                (b)         (b)         (b)        2                                    1
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                PRINTS FOR REVIEW, COMMENT, APPROVAL
---------------------------------------------------------------------------------------------------------------------------------
                                                          CLARK                                          FWUSA
---------------------------------------------------------------------------------------------------------------------------------
                                                                                              PROCUREMENT     PROJECT
       DRAWING                                                  FILE @                        DIR/DEPUTY    ENGINEERING  PROJECT
        TYPE                        INSPECTION   FILE @ FW   PORT ARTHUR   CONSTRUCTION    PROCUREMENT DIR.   MANAGER    ENGINEER
---------------------------------------------------------------------------------------------------------------------------------
VESSELS & TRAYS                         1            1            1              1               1(m)            1         1(p)
---------------------------------------------------------------------------------------------------------------------------------
HEAT EXCH. & HEATERS                    1            1            1              1                 1             1          1
---------------------------------------------------------------------------------------------------------------------------------
MECHANICAL EQUIPMENT                    1            1            1              1                 1             1          1
---------------------------------------------------------------------------------------------------------------------------------
STRUCTURAL STEEL                        1            1            1              1
---------------------------------------------------------------------------------------------------------------------------------
BUILDINGS                               1            1            1              1                               1          1
---------------------------------------------------------------------------------------------------------------------------------
PIPING                                  1            1            1              1
---------------------------------------------------------------------------------------------------------------------------------
INSTRUMENTS                             1            1            1              1                                          1
---------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL                              1            1            1              1                                          1
---------------------------------------------------------------------------------------------------------------------------------
PROJ. & MISC. EQUIPMENT                 1            1            1              1                 1             2          1
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                             PRINTS FOR REVIEW, COMMENT, APPROVAL
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            FWUSA
-----------------------------------------------------------------------------------------------------------------------------------
                                          HEAT                   CIVIL/     PRINCIPLE
       DRAWING                 VESSEL   TRANSFER   MECHANICAL  STRUCTURAL     PIPING     INSTRUMENT   ELECTRICAL  INSPECTION
        TYPE                  ENGINEER  ENGINEER    ENGINEER    ENGINEER    SUPERVISOR    ENGINEER     ENGINEER     COORD.      DMS
-----------------------------------------------------------------------------------------------------------------------------------
VESSELS & TRAYS                  2                                1(p)         1(p)         1(p)         (?)          2        Orig.
-----------------------------------------------------------------------------------------------------------------------------------
HEAT EXCH. & HEATERS                        2                       2          3(?)           1           1           2        Orig.
-----------------------------------------------------------------------------------------------------------------------------------
MECHANICAL EQUIPMENT                                    2           2          3(?)           1           1           2        Orig.
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURAL STEEL                                                                1                                              Orig.
-----------------------------------------------------------------------------------------------------------------------------------
BUILDINGS                                                         3(?)         2(?)           1           1                    Orig.
-----------------------------------------------------------------------------------------------------------------------------------
PIPING                                                              1          2(?)                                   2        Orig.
-----------------------------------------------------------------------------------------------------------------------------------
INSTRUMENTS                                                       1(q)          1           2(?)         1(?)                  Orig.
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL                                                        1(?)                                    2                    Orig.
-----------------------------------------------------------------------------------------------------------------------------------
PROJ. & MISC. EQUIPMENT                                             2           1             1          1(?)                  Orig.
-----------------------------------------------------------------------------------------------------------------------------------

                             COORDINATION PROCEDURE
                             (CLARK/FOSTER WHEELER)

                                      NOTES

(a)   (Open)

(b)   2.3 transmittal only

(c)   4.3 transmittal only

(d) Additional copies of final drawings (for some categories) will be required for inclusion in the mechanical catalog.

(e) For attachment to project superintendent (field) type D (construction releases) requisitions per APPENDIX "A".

(f) Distribution to project superintendent (field) directly by vendor. A type (construction release) requisition will not be issued.

(g)   Drawings of panel boards only.

(h)   Drawings of instruments requiring shop inspection only.

(j) Includes comment print for circulation to all design engineering recipients.

(k)   Compressor arrangements only.

(l)   Switchgear & transformers.

(m)   Drawings of trays only.

(p)   If item is not covered by a FW vessel drawing.

(r)   Prefabricated or outline building drawing only.

(s)   Spool drawings for review and comment.

(t)   One copy of all equipment with electrical components.

(u)   One print of all ASME section 1 boiler code material.

                                     CAUTION

1.    Client requirement as shown are examples only and will vary.

2. FW requirement are minimum distribution and should not be varied without permission of receiptor.

3. This chart indicates that client is to receive copies of all vendor drwgs, (except structural steel & piping) for approval. If client does not have this prerogative, this section of the chart should be deleted or modified as required.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[LOGO] FOSTER WHEELER                                  FOSTER WHEELER USA CORP.
       USA CORPORATION                                 FW CONTRACT NO: 13-004610
                                                       REVISION:       D
                                                       DATE: APRIL 14, 1999
                                                       Pg 2 of 2

                                  APPENDIX "D"
                         DISTRIBUTION OF VENDOR DRAWINGS

------------------------------------------------------------------------------------------------------------------------------------
                                                               PRINTS FOR REVIEW, COMMENT, APPROVAL
------------------------------------------------------------------------------------------------------------------------------------
                                                                             CLARK
------------------------------------------------------------------------------------------------------------------------------------
                                    SR. PROJECT    PROCESS             SR. PROCESS
                                    MANAGER/SR.    MANAGER              ENGINEER/
       DRAWING           PROGRAM      SR. TEAM      TEAM      PROJECT    PROCESS     MECHANICAL  INSTRUMENT   ELECTRICAL
        TYPE             DIRECTOR      LEADER      LEADER     MANAGER   ENGINEER      ENGINEER    ENGINEER     ENGINEER   INSPECTION
------------------------------------------------------------------------------------------------------------------------------------
VESSELS & TRAYS            (b)          (b)          (b)         2          1                                                  1
------------------------------------------------------------------------------------------------------------------------------------
HEAT EXCH. & HEATERS       (b)          (b)          (b)         2          1                                                  1
------------------------------------------------------------------------------------------------------------------------------------
MECHANICAL EQUIPMENT       (b)          (b)          (b)         2          1             1                                    1
------------------------------------------------------------------------------------------------------------------------------------
STRUCTURAL STEEL           (b)          (b)                      2                                                             1
------------------------------------------------------------------------------------------------------------------------------------
BUILDINGS                  (b)          (b)                      2                                                             1
------------------------------------------------------------------------------------------------------------------------------------
PIPING                     (b)          (b)                      2                                                             1
------------------------------------------------------------------------------------------------------------------------------------
INSTRUMENTS                (b)          (b)          (b)         2          1                         1                        1
------------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL                 (b)          (b)                      2                                    1           1            1
------------------------------------------------------------------------------------------------------------------------------------
PROJ. &MISC. EQUIPMENT     (b)          (b)          (b)         2                                                             1
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                               PRINTS FOR REVIEW, COMMENT, APPROVAL
--------------------------------------------------------------------------------------------------------------------------------
                                     CLARK                                                  FWUSA
--------------------------------------------------------------------------------------------------------------------------------
                                                           CONSTRUCTION                    PROCUREMENT      PROJECT
       DRAWING                      FILE @                  DIR/DEPUTY    CONSTRUCTION      DIR/DEPUTY    ENGINEERING   PROJECT
        TYPE             FILE @ FW  JACOBS  CONSTRUCTION     CONSTRUC        MANAGER     PROCUREMENT DR.    MANAGER     ENGINEER
--------------------------------------------------------------------------------------------------------------------------------
VESSELS & TRAYS              1         1          1              1              2              1(m)            1           2
--------------------------------------------------------------------------------------------------------------------------------
HEAT EXCH. & HEATERS         1         1          1              1              2               1              1           2
--------------------------------------------------------------------------------------------------------------------------------
MECHANICAL EQUIPMENT         1         1          1              1              2               1              1           2
--------------------------------------------------------------------------------------------------------------------------------
STRUCTURAL STEEL             1         1          1              1              2
--------------------------------------------------------------------------------------------------------------------------------
BUILDINGS                    1         1          1              1              2                              1           1
--------------------------------------------------------------------------------------------------------------------------------
PIPING                       1         1          1              1              2
--------------------------------------------------------------------------------------------------------------------------------
INSTRUMENTS                  1         1          1              1              2                              1          2(h)
--------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL                   1         1          1              1              2                              1           2
--------------------------------------------------------------------------------------------------------------------------------
PROJ. &MISC. EQUIPMENT       1         1          1              1              2               1              1           2
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINTS FOR REVIEW, COMMENT, APPROVAL
------------------------------------------------------------------------------------------------------------------------------------
                                                                        FWUSA
------------------------------------------------------------------------------------------------------------------------------------
                                    HEAT                  CIVIL/     PRINCIPLE
       DRAWING           VESSEL   TRANSFER  MECHANICAL  STRUCTURAL    PIPING    INSTRUMENT  ELECTRICAL  INSPECTION  RIGGING
        TYPE            ENGINEER  ENGINEER   ENGINEER    ENGINEER   SUPERVISOR   ENGINEER    ENGINEER     COORD.    ENGINEER   DMS
------------------------------------------------------------------------------------------------------------------------------------
VESSELS & TRAYS            1                                 1         1(p)       1(p/1)       1(?)         1         (b)      Orig.
------------------------------------------------------------------------------------------------------------------------------------
HEAT EXCH. & HEATERS                  1                      1           1           1         1(?)        (b)        (b)      Orig.
------------------------------------------------------------------------------------------------------------------------------------
MECHANICAL EQUIPMENT                             1           1           1           1         1(?)        (b)        (b)      Orig.
------------------------------------------------------------------------------------------------------------------------------------
STRUCTURAL STEEL                                             1           1                       1
------------------------------------------------------------------------------------------------------------------------------------
BUILDINGS                                                    1           1           1         1(?)        (b)                 Orig
------------------------------------------------------------------------------------------------------------------------------------
PIPING                                                                   1
------------------------------------------------------------------------------------------------------------------------------------
INSTRUMENTS                                                              1           1         1(g)         1                  Orig
------------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL                                                 1(L)                                1(L)        1(L)                Orig
------------------------------------------------------------------------------------------------------------------------------------
PROJ. &MISC. EQUIPMENT     1                     1           1           1           1           1          1                  Orig
------------------------------------------------------------------------------------------------------------------------------------

                             COORDINATION PROCEDURE
                             (CLARK/FOSTER WHEELER)

                                      NOTES

(a)   (Open)

(b)   2.3 transmittal only

(c)   4.3 transmittal only

(d) Additional copies of final drawings (for some categories) will be required for inclusion in the mechanical catalog.

(e) For attachment to project superintendent (field) type D (construction releases) requisitions per APPENDIX "A".

(f) Distribution to project superintendent (field) directly by vendor. A type (construction release) requisition will not be issued.

(g)   Drawings of panel boards only.

(h)   Drawings of instruments requiring shop inspection only.

(j) Includes comment print for circulation to all design engineering recipients.

(k)   Compressor arrangements only.

(l)   Switchgear & transformers.

(m)   Drawings of trays only.

(p)   If item is not covered by a FW vessel drawing.

(r)   Prefabricated or outline building drawing only.

(s)   Spool drawings for review and comment.

(t)   One copy of all equipment with electrical components.

(u)   One print of all ASME section 1 boiler code material.

                                     CAUTION

1.    Client requirement as shown are examples only and will vary.

2. FW requirement are minimum distribution and should not be varied without permission of receiptor.

3. This chart indicates that client is to receive copies of all vendor drwgs, (except structural steel & piping) for approval. If client does not have this prerogative, this section of the chart should be deleted or modified as required.

--------------------------------------------------------------------------------

                                  APPENDIX "E"

                         DISTRIBUTION OF CORRESPONDENCE

--------------------------------------------------------------------------------

[LOGO] FOSTER WHEELER                                  FOSTER WHEELER USA CORP.
       USA CORPORATION                                 FW CONTRACT NO: 13-004610
                                                       REVISION:       D
                                                       DATE: APRIL 14, 1999
                                                       Page 1 of 2

                                  APPENDIX "E"
                    CORRESPONDENCE PURCHASING DEPT DOCUMENTS
                        REPORTS, AND MISCELLANEOUS DATA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PURCHASING DEPT.
                                                                                                       DOCUMENTS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            HOME
                                                                                                                           OFFICE
                                                                                                   VENDOR        BID      PURCHASE
                                                                     CORRESPONDENCE   INQUIRIES  QUOTATIONS  TABULATIONS   ORDERS
----------------------------------------------------------------------------------------------------------------------------------
FWUSA TO CLARK   FWUSA    VP & PROGRAM DIRECTOR                           SEE                                   (x)
----------------------------------------------------------------------------------------------------------------------------------
                          PROCESS MGR./DEPUTY PROCESS MGR.              NOTE (a)                   1(m/e)       1(m/e)
----------------------------------------------------------------------------------------------------------------------------------
                          DEPUTY PROGRAM DIRECTOR                                         1         1(y)         1(y)       1(y)
----------------------------------------------------------------------------------------------------------------------------------
                          PROJECT MANAGER ENGINEERING                                     1         1(f)                    1(n)
----------------------------------------------------------------------------------------------------------------------------------
                          CONSTRUCTION DIR./DEPUTY CONSTRUCTION DIR.                    1(g)        1(h)         1(h)         1
----------------------------------------------------------------------------------------------------------------------------------
                          CONSTRUCTION MANAGER                                            2           2           2           2
----------------------------------------------------------------------------------------------------------------------------------
                          PROCUREMENT DIR/DEPUTY PROCUREMENT DIR.                         1           1           1           4
----------------------------------------------------------------------------------------------------------------------------------
                          QA MANAGER
----------------------------------------------------------------------------------------------------------------------------------
                          BUS MGR./DEPUTY BUS MGR.                                                                            1
----------------------------------------------------------------------------------------------------------------------------------
                          PROJECT MANAGER                                               1(y)        1(y)
----------------------------------------------------------------------------------------------------------------------------------
                          PROJECT ENGINEER
----------------------------------------------------------------------------------------------------------------------------------
                          DISCIPLINE ENGR.                                              1(c)        1(c)         1(c)       1(c)
----------------------------------------------------------------------------------------------------------------------------------
                          INSPECTION COORDINATOR
----------------------------------------------------------------------------------------------------------------------------------
                          CHIEF ESTIMATOR                                               2(r)        1(r)         1(r)       1(r)
----------------------------------------------------------------------------------------------------------------------------------
                          RIGGING ENGINEER
----------------------------------------------------------------------------------------------------------------------------------
                          ACCOUNTING DEPT.                                                                                    1
----------------------------------------------------------------------------------------------------------------------------------
                          LEGAL DEPT.
----------------------------------------------------------------------------------------------------------------------------------
                          CONTRACT ADM DEPT.
----------------------------------------------------------------------------------------------------------------------------------
                          DIR. PROJECT OPER.
----------------------------------------------------------------------------------------------------------------------------------
                          V. P. PROJ. OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
                          PROJECT FILES - DMS                                             1           1           1           1
----------------------------------------------------------------------------------------------------------------------------------
                 CLARK    PROGRAM DIRECTOR                                   1            1           1           1           1
----------------------------------------------------------------------------------------------------------------------------------
                          SR. P. M./SR TEAM LEADER                           1            1           1           1           1
----------------------------------------------------------------------------------------------------------------------------------
                          PROCESS MANAGER/TEAM LEADER
----------------------------------------------------------------------------------------------------------------------------------
                          PROJECT MANAGER                                    1            1           1           1           1
----------------------------------------------------------------------------------------------------------------------------------
                          SR. PROCESS ENGINEER/PROC. ENGINEER
----------------------------------------------------------------------------------------------------------------------------------
                          MECHANICAL ENGINEER                                           1(c)        1(c)         1(c)
----------------------------------------------------------------------------------------------------------------------------------
                          INSTRUMENT ENGINEER                                           1(c)        1(c)         1(c)
----------------------------------------------------------------------------------------------------------------------------------
                          ELECTRICAL ENGINEER                                           1(c)        1(c)         1(c)
----------------------------------------------------------------------------------------------------------------------------------
                          INSPECTION                                         1            1           1           1           1
----------------------------------------------------------------------------------------------------------------------------------
                          CONSTRUCTION                                                  1(g)        1(h)         1(h)         1
----------------------------------------------------------------------------------------------------------------------------------
                          BUSINESS MANAGER
----------------------------------------------------------------------------------------------------------------------------------
                          FILE @ FW                                          1            1           1           1           1
----------------------------------------------------------------------------------------------------------------------------------
                          FILE @ PORT ARTHUR                                 1            1           1           1           1
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                             PURCHASING DEPT.
                                                                               DOCUMENTS                   REPORTS
-----------------------------------------------------------------------------------------------------------------------------
                                                                      FIELD
                                                                      OFFICE                                MASTER
                                                                     PURCHASE   EXPEDITING    INSPECTION   PROJECT   MATERIAL
                                                                      ORDERS     REPORTS        REPORTS    SCHEDULE  PROGRESS
-----------------------------------------------------------------------------------------------------------------------------
FWUSA TO CLARK   FWUSA    VP & PROGRAM DIRECTOR                                                               1
-----------------------------------------------------------------------------------------------------------------------------
                          PROCESS MGR./DEPUTY PROCESS MGR.                                                    1
-----------------------------------------------------------------------------------------------------------------------------
                          DEPUTY PROGRAM DIRECTOR                      1(y)        1(y)          1(y)         1          1
-----------------------------------------------------------------------------------------------------------------------------
                          PROJECT MANAGER ENGINEERING                  1(n)        1(n)          1(n)         1          1
-----------------------------------------------------------------------------------------------------------------------------
                          CONSTRUCTION DIR./DEPUTY CONSTRUCTION DIR.    1                                     1          1
-----------------------------------------------------------------------------------------------------------------------------
                          CONSTRUCTION MANAGER                          2           2              2          2          2
-----------------------------------------------------------------------------------------------------------------------------
                          PROCUREMENT DIR/DEPUTY PROCUREMENT DIR.       1           1              1          1          1
-----------------------------------------------------------------------------------------------------------------------------
                          QA MANAGER
-----------------------------------------------------------------------------------------------------------------------------
                          BUS MGR./DEPUTY BUS MGR.                      1                                     1          1
-----------------------------------------------------------------------------------------------------------------------------
                          PROJECT MANAGER                                                                     1          1
-----------------------------------------------------------------------------------------------------------------------------
                          PROJECT ENGINEER                                                                    1
-----------------------------------------------------------------------------------------------------------------------------
                          DISCIPLINE ENGR.                                         1(c)          1(c)        1(d)
-----------------------------------------------------------------------------------------------------------------------------
                          INSPECTION COORDINATOR                                    2              1
-----------------------------------------------------------------------------------------------------------------------------
                          CHIEF ESTIMATOR                                                                     1          1
-----------------------------------------------------------------------------------------------------------------------------
                          RIGGING ENGINEER
-----------------------------------------------------------------------------------------------------------------------------
                          ACCOUNTING DEPT.                              1
-----------------------------------------------------------------------------------------------------------------------------
                          LEGAL DEPT.
-----------------------------------------------------------------------------------------------------------------------------
                          CONTRACT ADM DEPT.
-----------------------------------------------------------------------------------------------------------------------------
                          DIR. PROJECT OPER.                                                                  1         1(p)
-----------------------------------------------------------------------------------------------------------------------------
                          V. P. PROJ. OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
                          PROJECT FILES - DMS                           1           1              1          1          1
-----------------------------------------------------------------------------------------------------------------------------
                 CLARK    PROGRAM DIRECTOR                              1           1              1          1          1
-----------------------------------------------------------------------------------------------------------------------------
                          SR. P. M./SR TEAM LEADER                                  1              1          1          1
-----------------------------------------------------------------------------------------------------------------------------
                          PROCESS MANAGER/TEAM LEADER
-----------------------------------------------------------------------------------------------------------------------------
                          PROJECT MANAGER                                           1              1          1          1
-----------------------------------------------------------------------------------------------------------------------------
                          SR. PROCESS ENGINEER/PROC. ENGINEER
-----------------------------------------------------------------------------------------------------------------------------
                          MECHANICAL ENGINEER                                      1(c)          1(c)
-----------------------------------------------------------------------------------------------------------------------------
                          INSTRUMENT ENGINEER                                      1(c)          1(c)
-----------------------------------------------------------------------------------------------------------------------------
                          ELECTRICAL ENGINEER                                      1(c)          1(c)
-----------------------------------------------------------------------------------------------------------------------------
                          INSPECTION                                    1           1              1          1          1
-----------------------------------------------------------------------------------------------------------------------------
                          CONSTRUCTION                                  1                                     1          1
-----------------------------------------------------------------------------------------------------------------------------
                          BUSINESS MANAGER                                                                    1          1
-----------------------------------------------------------------------------------------------------------------------------
                          FILE @ FW                                     1           1              1          1          1
-----------------------------------------------------------------------------------------------------------------------------
                          FILE @ PORT ARTHUR                            1           1              1          1          1
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                                            REPORTS
------------------------------------------------------------------------------------------------------------------------
                                                                        MONTHLY     ENGINEERING      WEEKLY      WEEKLY
                                                                     CONSTRUCTION     & DESIGN    CONSTRUCTION    FIELD
                                                                         (CIR)         STATUS       PROGRESS     MANHOUR
------------------------------------------------------------------------------------------------------------------------
FWUSA TO CLARK   FWUSA    VP & PROGRAM DIRECTOR                            1             1             1            1
------------------------------------------------------------------------------------------------------------------------
                          PROCESS MGR./DEPUTY PROCESS MGR.
------------------------------------------------------------------------------------------------------------------------
                          DEPUTY PROGRAM DIRECTOR                          1             1             1            1
------------------------------------------------------------------------------------------------------------------------
                          PROJECT MANAGER ENGINEERING                                    1
------------------------------------------------------------------------------------------------------------------------
                          CONSTRUCTION DIR./DEPUTY CONSTRUCTION DIR.       1                           1            1
------------------------------------------------------------------------------------------------------------------------
                          CONSTRUCTION MANAGER                             2             2             2            2
------------------------------------------------------------------------------------------------------------------------
                          PROCUREMENT DIR/DEPUTY PROCUREMENT DIR.                       1(L)
------------------------------------------------------------------------------------------------------------------------
                          QA MANAGER
------------------------------------------------------------------------------------------------------------------------
                          BUS MGR./DEPUTY BUS MGR.                         1             1             1            1
------------------------------------------------------------------------------------------------------------------------
                          PROJECT MANAGER                                  1             1             1            1
------------------------------------------------------------------------------------------------------------------------
                          PROJECT ENGINEER                                               1
------------------------------------------------------------------------------------------------------------------------
                          DISCIPLINE ENGR.                                               1
------------------------------------------------------------------------------------------------------------------------
                          INSPECTION COORDINATOR
------------------------------------------------------------------------------------------------------------------------
                          CHIEF ESTIMATOR
------------------------------------------------------------------------------------------------------------------------
                          RIGGING ENGINEER
------------------------------------------------------------------------------------------------------------------------
                          ACCOUNTING DEPT.
------------------------------------------------------------------------------------------------------------------------
                          LEGAL DEPT.
------------------------------------------------------------------------------------------------------------------------
                          CONTRACT ADM DEPT.
------------------------------------------------------------------------------------------------------------------------
                          DIR. PROJECT OPER.
------------------------------------------------------------------------------------------------------------------------
                          V. P. PROJ. OPERATIONS
------------------------------------------------------------------------------------------------------------------------
                          PROJECT FILES - DMS                              1             1             1            1
------------------------------------------------------------------------------------------------------------------------
                 CLARK    PROGRAM DIRECTOR                                 1             1             1            1
------------------------------------------------------------------------------------------------------------------------
                          SR. P. M./SR TEAM LEADER                         1             1             1            1
------------------------------------------------------------------------------------------------------------------------
                          PROCESS MANAGER/TEAM LEADER
------------------------------------------------------------------------------------------------------------------------
                          PROJECT MANAGER                                  1             1             1            1
------------------------------------------------------------------------------------------------------------------------
                          SR. PROCESS ENGINEER/PROC. ENGINEER
------------------------------------------------------------------------------------------------------------------------
                          MECHANICAL ENGINEER
------------------------------------------------------------------------------------------------------------------------
                          INSTRUMENT ENGINEER
------------------------------------------------------------------------------------------------------------------------
                          ELECTRICAL ENGINEER
------------------------------------------------------------------------------------------------------------------------
                          INSPECTION                                       1             1             1            1
------------------------------------------------------------------------------------------------------------------------
                          CONSTRUCTION                                     1                           1            1
------------------------------------------------------------------------------------------------------------------------
                          BUSINESS MANAGER                                 1             1             1            1
------------------------------------------------------------------------------------------------------------------------
                          FILE @ FW                                        1             1             1            1
------------------------------------------------------------------------------------------------------------------------
                          FILE @ PORT ARTHUR                               1             1             1            1
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                            REPORTS
--------------------------------------------------------------------------------------------------------------------------
                                                                        WEEKLY                     CONSTRUCTION
                                                                        LABOR             PROCESS   DEPT. DAILY    MONTHLY
                                                                     DISTRIBUTION  COST  SCHEDULE     REPORT      PROGRESS
--------------------------------------------------------------------------------------------------------------------------
FWUSA TO CLARK   FWUSA    VP & PROGRAM DIRECTOR                           1         1                    1            1
--------------------------------------------------------------------------------------------------------------------------
                          PROCESS MGR./DEPUTY PROCESS MGR.                                   1                        1
--------------------------------------------------------------------------------------------------------------------------
                          DEPUTY PROGRAM DIRECTOR                         1         1        1           1            1
--------------------------------------------------------------------------------------------------------------------------
                          PROJECT MANAGER ENGINEERING                                        1
--------------------------------------------------------------------------------------------------------------------------
                          CONSTRUCTION DIR./DEPUTY CONSTRUCTION DIR.                1                    1            1
--------------------------------------------------------------------------------------------------------------------------
                          CONSTRUCTION MANAGER                            2         2        2           2            2
--------------------------------------------------------------------------------------------------------------------------
                          PROCUREMENT DIR/DEPUTY PROCUREMENT DIR.                   1                                 1
--------------------------------------------------------------------------------------------------------------------------
                          QA MANAGER
--------------------------------------------------------------------------------------------------------------------------
                          BUS MGR./DEPUTY BUS MGR.                        1         1        1                        1
--------------------------------------------------------------------------------------------------------------------------
                          PROJECT MANAGER                                 1         1        1           1            1
--------------------------------------------------------------------------------------------------------------------------
                          PROJECT ENGINEER
--------------------------------------------------------------------------------------------------------------------------
                          DISCIPLINE ENGR.
--------------------------------------------------------------------------------------------------------------------------
                          INSPECTION COORDINATOR
--------------------------------------------------------------------------------------------------------------------------
                          CHIEF ESTIMATOR                                           1
--------------------------------------------------------------------------------------------------------------------------
                          RIGGING ENGINEER
--------------------------------------------------------------------------------------------------------------------------
                          ACCOUNTING DEPT.
--------------------------------------------------------------------------------------------------------------------------
                          LEGAL DEPT.
--------------------------------------------------------------------------------------------------------------------------
                          CONTRACT ADM DEPT.                                                                          1
--------------------------------------------------------------------------------------------------------------------------
                          DIR. PROJECT OPER.                                        1                                 1
--------------------------------------------------------------------------------------------------------------------------
                          V. P. PROJ. OPERATIONS                                    1
--------------------------------------------------------------------------------------------------------------------------
                          PROJECT FILES - DMS                             1         1        1           1            1
--------------------------------------------------------------------------------------------------------------------------
                 CLARK    PROGRAM DIRECTOR                                1         1        1           1            8
--------------------------------------------------------------------------------------------------------------------------
                          SR. P. M./SR TEAM LEADER                        1         1        1           1            1
--------------------------------------------------------------------------------------------------------------------------
                          PROCESS MANAGER/TEAM LEADER                                        1                        1
--------------------------------------------------------------------------------------------------------------------------
                          PROJECT MANAGER                                 1         1        1           1            1
--------------------------------------------------------------------------------------------------------------------------
                          SR. PROCESS ENGINEER/PROC. ENGINEER                                1
--------------------------------------------------------------------------------------------------------------------------
                          MECHANICAL ENGINEER
--------------------------------------------------------------------------------------------------------------------------
                          INSTRUMENT ENGINEER
--------------------------------------------------------------------------------------------------------------------------
                          ELECTRICAL ENGINEER
--------------------------------------------------------------------------------------------------------------------------
                          INSPECTION                                      1         1        1           1            1
--------------------------------------------------------------------------------------------------------------------------
                          CONSTRUCTION                                              1                    1            1
--------------------------------------------------------------------------------------------------------------------------
                          BUSINESS MANAGER                                1         1        1           1            1
--------------------------------------------------------------------------------------------------------------------------
                          FILE @ FW                                       1         1        1           1            1
--------------------------------------------------------------------------------------------------------------------------
                          FILE @ PORT ARTHUR                              1         1        1           1            1
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                                                                REPORTS
--------------------------------------------------------------------------------------------------
                                                                                 PROJECT
                                                                      MATERIAL   SUMMARY   MEETING
                                                                     COMMITMENT  SCHEDULE   NOTES
--------------------------------------------------------------------------------------------------
FWUSA TO CLARK   FWUSA    VP & PROGRAM DIRECTOR                           1         1
--------------------------------------------------------------------------------------------------
                          PROCESS MGR./DEPUTY PROCESS MGR.                          1         1
--------------------------------------------------------------------------------------------------
                          DEPUTY PROGRAM DIRECTOR                         1         1         1
--------------------------------------------------------------------------------------------------
                          PROJECT MANAGER ENGINEERING                               1         1
--------------------------------------------------------------------------------------------------
                          CONSTRUCTION DIR./DEPUTY CONSTRUCTION DIR.                1         1
--------------------------------------------------------------------------------------------------
                          CONSTRUCTION MANAGER                            2         2         2
--------------------------------------------------------------------------------------------------
                          PROCUREMENT DIR/DEPUTY PROCUREMENT DIR.         1                   1
--------------------------------------------------------------------------------------------------
                          QA MANAGER
--------------------------------------------------------------------------------------------------
                          BUS MGR./DEPUTY BUS MGR.                        1         1         1
--------------------------------------------------------------------------------------------------
                          PROJECT MANAGER                                 1         1         1
--------------------------------------------------------------------------------------------------
                          PROJECT ENGINEER                                          1
--------------------------------------------------------------------------------------------------
                          DISCIPLINE ENGR.                                         1(d)
--------------------------------------------------------------------------------------------------
                          INSPECTION COORDINATOR                                              1
--------------------------------------------------------------------------------------------------
                          CHIEF ESTIMATOR                                           1
--------------------------------------------------------------------------------------------------
                          RIGGING ENGINEER
--------------------------------------------------------------------------------------------------
                          ACCOUNTING DEPT.
--------------------------------------------------------------------------------------------------
                          LEGAL DEPT.
--------------------------------------------------------------------------------------------------
                          CONTRACT ADM DEPT.
--------------------------------------------------------------------------------------------------
                          DIR. PROJECT OPER.                                        1
--------------------------------------------------------------------------------------------------
                          V. P. PROJ. OPERATIONS
--------------------------------------------------------------------------------------------------
                          PROJECT FILES - DMS                             1         1         1
--------------------------------------------------------------------------------------------------
                 CLARK    PROGRAM DIRECTOR                                1         1         1
--------------------------------------------------------------------------------------------------
                          SR. P. M./SR TEAM LEADER                        1         1         1
--------------------------------------------------------------------------------------------------
                          PROCESS MANAGER/TEAM LEADER                                         1
--------------------------------------------------------------------------------------------------
                          PROJECT MANAGER                                 1         1         1
--------------------------------------------------------------------------------------------------
                          SR. PROCESS ENGINEER/PROC. ENGINEER                                (w)
--------------------------------------------------------------------------------------------------
                          MECHANICAL ENGINEER                                                (w)
--------------------------------------------------------------------------------------------------
                          INSTRUMENT ENGINEER                                                (w)
--------------------------------------------------------------------------------------------------
                          ELECTRICAL ENGINEER                                                (w)
--------------------------------------------------------------------------------------------------
                          INSPECTION                                      1         1         1
--------------------------------------------------------------------------------------------------
                          CONSTRUCTION                                              1         1
--------------------------------------------------------------------------------------------------
                          BUSINESS MANAGER                                1         1         1
--------------------------------------------------------------------------------------------------
                          FILE @ FW                                       1         1         1
--------------------------------------------------------------------------------------------------
                          FILE @ PORT ARTHUR                              1         1         1
--------------------------------------------------------------------------------------------------

                             COORDINATION PROCEDURE
                             (CLARK/FOSTER WHEELER)

                                      NOTES

(a) Internal distribution by originator as required including other personnel not on chart. Ref. to section 4.3.4.

(b) Internal distribution by project mgr. as required with 1 copy to proj. engr. mgr.

(c)   Copy to specialty/design engr. only.

(d) Copies to all specialty/design leads (Vessel, Heat Transfer, Mech. Equip., Civil, Piping, Instruments and Electrical).

(f)   All except for specialty/design engr. Items.

(g)   Subcontracts only with attachments.

(h)   Subcontracts only.

(j)   For filing by proj. mechanical catalog group.

(k) For direct transmittal to field by project or specialty engineer of selected data.

(l)   Vendor dwg. status portion of report only.

(m) Process supv. to review project or specialty engineer for specific items per std. procedure.

(n)   Proj. engr. mgr. to receive project managers copy.

(p)   Abbreviated version.

(q) Specialty groups to receive 1 copy of applicable process specs. distribution to be by process supv.

(r) When a definitive estimate is to be prepared, copies shall be included for the chief estimator as noted. When definitive estimate is not required, chief estimator to receive 1 copy only of the equipment list.

(s)   Final Issue only.

(u)   Original signature copy plus three sets to Sr. Q.A. Engr.

(v)   Original maintained by Manager Contract Administration.

(w)   Attendees only.

(x)   Program Director to sign off on all bid tabs prior to client approval.

(y)   Transmittal only.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[LOGO] FOSTER WHEELER                                  FOSTER WHEELER USA CORP.
       USA CORPORATION                                 FW CONTRACT NO: 13-004610
                                                       REVISION:       D
                                                       DATE: APRIL 14, 1999
                                                       Page 2 of 2

                                  APPENDIX "E"
                    CORRESPONDENCE PURCHASING DEPT DOCUMENTS
                        REPORTS, AND MISCELLANEOUS DATA

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                MISCELLANEOUS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       RECOMMEND
                                                                                 COORDINATION  MECHANICAL   EQUIPMENT    SPARE
                                                                      CONTRACT     PROCEDURE    CATALOGS      LIST       PARTS
--------------------------------------------------------------------------------------------------------------------------------
FWUSA TO CLARK    FWUSA   VP & PROGRAM DIRECTOR                          1             1                        1
--------------------------------------------------------------------------------------------------------------------------------
                          PROCESS MGR./DEPUTY PROCESS MGR.                             1                        1
--------------------------------------------------------------------------------------------------------------------------------
                          DEPUTY PROGRAM DIRECTOR                        1           1(y)         1(y)        1(y)        1(y)
--------------------------------------------------------------------------------------------------------------------------------
                          PROJECT MANAGER ENGINEERING                    1             1            1           1          1
--------------------------------------------------------------------------------------------------------------------------------
                          CONSTUCITON DIR./DEPUTY CONSTRUCTION DIR.      1             1                        1
--------------------------------------------------------------------------------------------------------------------------------
                          PROCUREMENT DIR./DEPUTY PROCUREMENT DIR.                     5                        4
--------------------------------------------------------------------------------------------------------------------------------
                          QA MANAGER                                     1             1                        1
--------------------------------------------------------------------------------------------------------------------------------
                          BUS. MGR/DEPUTY BUS. MGR.                      1             1                        1
--------------------------------------------------------------------------------------------------------------------------------
                          PROJECT MANAGER                                1             1                        1
--------------------------------------------------------------------------------------------------------------------------------
                          PROJECT ENGINEER                                             1                        1
--------------------------------------------------------------------------------------------------------------------------------
                          DISCIPLINE ENGR.                                           1(d)                     1(d)        1(c)
--------------------------------------------------------------------------------------------------------------------------------
                          INSPECTION COORDINATOR                                       1
--------------------------------------------------------------------------------------------------------------------------------
                          CHIEF ESTIMATOR                               1(r)           1                        1
--------------------------------------------------------------------------------------------------------------------------------
                          RIGGING ENGINEER                                                                      1
--------------------------------------------------------------------------------------------------------------------------------
                          ACCOUNTING DEPT.                               1             1
--------------------------------------------------------------------------------------------------------------------------------
                          LEGAL DEPT.                                    1             1
--------------------------------------------------------------------------------------------------------------------------------
                          CONTRACT ADM DEPT.                            1(v)
--------------------------------------------------------------------------------------------------------------------------------
                          DIR. PROJECT OPER.                                           1
--------------------------------------------------------------------------------------------------------------------------------
                          V. P. PROJ. OPERATIONS                         1             1
--------------------------------------------------------------------------------------------------------------------------------
                          PROJECT FILES - DMS
--------------------------------------------------------------------------------------------------------------------------------
                  CLARK   PROGRAM DIRECTOR                               1             1            4           1          1
--------------------------------------------------------------------------------------------------------------------------------
                          SR. P. M./SR TEAM LEADER                       1             1                        1          1
--------------------------------------------------------------------------------------------------------------------------------
                          PROCESS MANAGER/TEAM LEADER                                  1                        1
--------------------------------------------------------------------------------------------------------------------------------
                          PROJECT ENGINEER                               1             1                        1          1
--------------------------------------------------------------------------------------------------------------------------------
                          SR. PROCESS ENGINEER/PROC. ENGINEER                          1                        1
--------------------------------------------------------------------------------------------------------------------------------
                          MECHANICAL ENGINEER                                          1                        1          1c
--------------------------------------------------------------------------------------------------------------------------------
                          INSTRUMENT ENGINEER                                          1                        1          1c
--------------------------------------------------------------------------------------------------------------------------------
                          ELECTRICAL ENGINEER                                          1                        1          1c
--------------------------------------------------------------------------------------------------------------------------------
                          INSPECTION                                     1             1            1           1          1
--------------------------------------------------------------------------------------------------------------------------------
                          CONSTRUCTION                                   1             1            1           1          1
--------------------------------------------------------------------------------------------------------------------------------
                          BUSINESS MANAGER                               1             1                        1          1
--------------------------------------------------------------------------------------------------------------------------------
                          FILE @ FW                                      1             1            1           1          1
--------------------------------------------------------------------------------------------------------------------------------
                          FILE @ PORT ARTHUR                             1             1            1           1          1
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                MISCELLANEOUS
---------------------------------------------------------------------------------------------------------------------------------
                                                                      EQUIP.                    MAT'LS. OF    CONTRACT   CONTRACT
                                                                       CODE       OPERATING    CONSTRUCTION    CHANGE     CHANGE
                                                                       DATA      INSTRUMENTS       F.S.       SUMMARY     INDEX
---------------------------------------------------------------------------------------------------------------------------------
FWUSA TO CLARK    FWUSA   VP & PROGRAM DIRECTOR                                                                  1          1
---------------------------------------------------------------------------------------------------------------------------------
                          PROCESS MGR./DEPUTY PROCESS MGR.                            1             1
---------------------------------------------------------------------------------------------------------------------------------
                          DEPUTY PROGRAM DIRECTOR                      1(y)         1(y)            1            1          1
---------------------------------------------------------------------------------------------------------------------------------
                          PROJECT MANAGER ENGINEERING                                               1            1          1
---------------------------------------------------------------------------------------------------------------------------------
                          CONSTUCITON DIR./DEPUTY CONSTRUCTION DIR.                   1                          1          1
---------------------------------------------------------------------------------------------------------------------------------
                          PROCUREMENT DIR./DEPUTY PROCUREMENT DIR.                                               1          1
---------------------------------------------------------------------------------------------------------------------------------
                          QA MANAGER
---------------------------------------------------------------------------------------------------------------------------------
                          BUS. MGR/DEPUTY BUS. MGR.                                                              1          1
---------------------------------------------------------------------------------------------------------------------------------
                          PROJECT MANAGER                                                           1            1          1
---------------------------------------------------------------------------------------------------------------------------------
                          PROJECT ENGINEER                                                          1
---------------------------------------------------------------------------------------------------------------------------------
                          DISCIPLINE ENGR.                             1(c)                        1(d)
---------------------------------------------------------------------------------------------------------------------------------
                          INSPECTION COORDINATOR                         1
---------------------------------------------------------------------------------------------------------------------------------
                          CHIEF ESTIMATOR                                                                        1          1
---------------------------------------------------------------------------------------------------------------------------------
                          RIGGING ENGINEER
---------------------------------------------------------------------------------------------------------------------------------
                          ACCOUNTING DEPT.
---------------------------------------------------------------------------------------------------------------------------------
                          LEGAL DEPT.
---------------------------------------------------------------------------------------------------------------------------------
                          CONTRACT ADM DEPT.                                                                     1          1
---------------------------------------------------------------------------------------------------------------------------------
                          DIR. PROJECT OPER.                                                                                1
---------------------------------------------------------------------------------------------------------------------------------
                          V. P. PROJ. OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
                          PROJECT FILES - DMS
---------------------------------------------------------------------------------------------------------------------------------
                  CLARK   PROGRAM DIRECTOR                               1            4             1            1          1
---------------------------------------------------------------------------------------------------------------------------------
                          SR. P. M./SR TEAM LEADER                       1            1             1            1          1
---------------------------------------------------------------------------------------------------------------------------------
                          PROCESS MANAGER/TEAM LEADER
---------------------------------------------------------------------------------------------------------------------------------
                          PROJECT ENGINEER                               1            1             1            1          1
---------------------------------------------------------------------------------------------------------------------------------
                          SR. PROCESS ENGINEER/PROC. ENGINEER
---------------------------------------------------------------------------------------------------------------------------------
                          MECHANICAL ENGINEER                           1c
---------------------------------------------------------------------------------------------------------------------------------
                          INSTRUMENT ENGINEER                                        1c             1
---------------------------------------------------------------------------------------------------------------------------------
                          ELECTRICAL ENGINEER                           1c
---------------------------------------------------------------------------------------------------------------------------------
                          INSPECTION                                     1            1             1            1          1
---------------------------------------------------------------------------------------------------------------------------------
                          CONSTRUCTION                                   1            1             1            1          1
---------------------------------------------------------------------------------------------------------------------------------
                          BUSINESS MANAGER                               1            1             1            1          1
---------------------------------------------------------------------------------------------------------------------------------
                          FILE @ FW                                      1            1             1            1          1
---------------------------------------------------------------------------------------------------------------------------------
                          FILE @ PORT ARTHUR                             1            1             1            1          1
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                MISCELLANEOUS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    INT.
                                                                        DESIGN                      MASTER       ELECTRONIC   BOILER
                                                                       PRESS. &      PROCESS     INST. INDEXES      LOOP       CODE
                                                                      TEMP. F.S.  SPECIFICATION     (FINAL)        DIAG.       DATA
------------------------------------------------------------------------------------------------------------------------------------
FWUSA TO CLARK    FWUSA   VP & PROGRAM DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                          PROCESS MGR./DEPUTY PROCESS MGR.                1             1
------------------------------------------------------------------------------------------------------------------------------------
                          DEPUTY PROGRAM DIRECTOR                         1           1(y)           1(y)           1(y)       1(y)
------------------------------------------------------------------------------------------------------------------------------------
                          PROJECT MANAGER ENGINEERING                     1                            1
------------------------------------------------------------------------------------------------------------------------------------
                          CONSTUCITON DIR./DEPUTY CONSTRUCTION DIR.                                    1             1
------------------------------------------------------------------------------------------------------------------------------------
                          PROCUREMENT DIR./DEPUTY PROCUREMENT DIR.
------------------------------------------------------------------------------------------------------------------------------------
                          QA MANAGER                                                                                             1
------------------------------------------------------------------------------------------------------------------------------------
                          BUS. MGR/DEPUTY BUS. MGR.
------------------------------------------------------------------------------------------------------------------------------------
                          PROJECT MANAGER                                 1             1
------------------------------------------------------------------------------------------------------------------------------------
                          PROJECT ENGINEER                                1                            1
------------------------------------------------------------------------------------------------------------------------------------
                          DISCIPLINE ENGR.                               1(d)         1(q)           1(c)           1(c)       1(c)
------------------------------------------------------------------------------------------------------------------------------------
                          INSPECTION COORDINATOR                                                                               1(u)
------------------------------------------------------------------------------------------------------------------------------------
                          CHIEF ESTIMATOR                                               1
------------------------------------------------------------------------------------------------------------------------------------
                          RIGGING ENGINEER                                                             1
------------------------------------------------------------------------------------------------------------------------------------
                          ACCOUNTING DEPT.
------------------------------------------------------------------------------------------------------------------------------------
                          LEGAL DEPT.
------------------------------------------------------------------------------------------------------------------------------------
                          CONTRACT ADM DEPT.
------------------------------------------------------------------------------------------------------------------------------------
                          DIR. PROJECT OPER.
------------------------------------------------------------------------------------------------------------------------------------
                          V. P. PROJ. OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
                          PROJECT FILES - DMS
------------------------------------------------------------------------------------------------------------------------------------
                  CLARK   PROGRAM DIRECTOR                                1             1              1
------------------------------------------------------------------------------------------------------------------------------------
                          SR. P. M./SR TEAM LEADER                        1             1              1
------------------------------------------------------------------------------------------------------------------------------------
                          PROCESS MANAGER/TEAM LEADER                     1             1
------------------------------------------------------------------------------------------------------------------------------------
                          PROJECT ENGINEER                                1             1              1
------------------------------------------------------------------------------------------------------------------------------------
                          SR. PROCESS ENGINEER/PROC. ENGINEER             1             1
------------------------------------------------------------------------------------------------------------------------------------
                          MECHANICAL ENGINEER                             1             1
------------------------------------------------------------------------------------------------------------------------------------
                          INSTRUMENT ENGINEER                             1             1              1             1
------------------------------------------------------------------------------------------------------------------------------------
                          ELECTRICAL ENGINEER
------------------------------------------------------------------------------------------------------------------------------------
                          INSPECTION                                      1             1              1             1           1
------------------------------------------------------------------------------------------------------------------------------------
                          CONSTRUCTION                                    1             1              1             1           1
------------------------------------------------------------------------------------------------------------------------------------
                          BUSINESS MANAGER
------------------------------------------------------------------------------------------------------------------------------------
                          FILE @ FW                                       1             1              1             1           1
------------------------------------------------------------------------------------------------------------------------------------
                          FILE @ PORT ARTHUR                              1             1              1             1           1
------------------------------------------------------------------------------------------------------------------------------------

                             COORDINATION PROCEDURE
                             (CLARK/FOSTER WHEELER)

                                      NOTES

(a) Internal distribution by originator as required including other personnel not on chart. Ref. to section 4.3.4.

(b) Internal distribution by project mgr. as required with 1 copy to proj. engr. mgr.

(c)   Copy to specialty/design engr. only.

(d) Copies to all specialty/design leads (Vessel, Heat Transfer, Mech. Equip., Civil, Piping, Instruments and Electrical).

(f)   All except for specialty/design engr. Items.

(g)   Subcontracts only with attachments.

(h)   Subcontracts only.

(j)   For filing by proj. mechanical catalog group.

(k) For direct transmittal to field by project or specialty engineer of selected data.

(l)   Vendor dwg. status portion of report only.

(m) Process supv. to review project or specialty engineer for specific items per std. procedure.

(n)   Proj. engr. mgr. to receive project managers copy.

(p)   Abbreviated version.

(q)   Specialty groups to receive 1 copy of applicable process specs.

(r) When a definitive estimate is to be prepared, copies shall be included for the chief estimator as noted. When definitive estimate is not required, chief estimator to receive 1 copy only of the equipment list.

(s)   Final Issue only.

(u)   Original signature copy plus three sets to Sr. Q.A. Engr.

(v)   Original maintained by Manager Contract Administration.

(w)   Attendees only.

(x)   Program Director to sign off on all bid tabs prior to client approval.

(y)   Transmittal only.

--------------------------------------------------------------------------------

                                  APPENDIX "F"

                            TRANSMITTAL FORM LETTER
                                (FOSTER WHEELER)

Foster Wheeler USA Corporation                              Appendix "F"
Clark Refining Marketing, Inc.                              Issue No.  D
Port Arthur, Texas                                          Date: April 14, 1999

------------------------------------------------------------------------------------------------------------------------------------
                             [LOGO]                                                             DWG
                 FOSTER WHEELER USA CORPORATION               ----------------------------------------------------------------------
                         HOUSTON, TEXAS

                       2020 Dairy Ashford                                   FULL
                       Houston, TX 77077                      TRANSMITTAL   SIZE    REDUCED
                      PHONE: 281/597-3000                        LETTER    PRINTS   PRINTS   REPRODCIBLES  SPECIFICATIONS  DOCUMENTS
------------------------------------------------------------------------------------------------------------------------------------
MGMT          VP & PROGRAM DIRECTOR           M. AUTREY
------------------------------------------------------------------------------------------------------------------------------------
              DEPUTY PROGRAM DIR.             J. PAPON
------------------------------------------------------------------------------------------------------------------------------------
              PROJECT MANAGER                 *
------------------------------------------------------------------------------------------------------------------------------------
              PROJECT FILE                    *
------------------------------------------------------------------------------------------------------------------------------------
PRJ CRL       PROJECT CONTROL MANAGER         C. MEYERS
------------------------------------------------------------------------------------------------------------------------------------
              COST ENGINEER
------------------------------------------------------------------------------------------------------------------------------------
              SCHEDULING ENGR.                R. BROOKS
------------------------------------------------------------------------------------------------------------------------------------
              CHIEF ESTIMATOR                 M. FORTE
------------------------------------------------------------------------------------------------------------------------------------
              COST ENGR.                      *
------------------------------------------------------------------------------------------------------------------------------------
              SCHEDULING ENGR                 *
------------------------------------------------------------------------------------------------------------------------------------
              DOCUMENT CONTROL                G. HACKLEMAN
------------------------------------------------------------------------------------------------------------------------------------
PROJ          PROJ. ENGRG. MGR.               *
------------------------------------------------------------------------------------------------------------------------------------
              PROJECT ENGINEER                *
------------------------------------------------------------------------------------------------------------------------------------
ENGINEERING   PROCESS MANAGER                 D. FONTUGNE
------------------------------------------------------------------------------------------------------------------------------------
              PROCESS SUPERVISOR              *
------------------------------------------------------------------------------------------------------------------------------------
              HEAT TRANSFER ENGR.             *
------------------------------------------------------------------------------------------------------------------------------------
              MECH. ENGINEER                  *
------------------------------------------------------------------------------------------------------------------------------------
              VESSEL ENGINEER                 *
------------------------------------------------------------------------------------------------------------------------------------
              TECHNOLOGY                      *
------------------------------------------------------------------------------------------------------------------------------------
              PRINCIPLE PIPING SUPV.          *
------------------------------------------------------------------------------------------------------------------------------------
              PIPE SPECS                      D. WENNER
------------------------------------------------------------------------------------------------------------------------------------
              PIPE STRESS/SUPPORTS            B. PATEL
------------------------------------------------------------------------------------------------------------------------------------
              INSTRUMENT ENGR.                *
------------------------------------------------------------------------------------------------------------------------------------
              ELECTRICAL ENGR.                *
------------------------------------------------------------------------------------------------------------------------------------
              CIVIL/STRUCTURAL ENGR.          *
------------------------------------------------------------------------------------------------------------------------------------
              QA MANAGER                      M. ROAYAIE
------------------------------------------------------------------------------------------------------------------------------------
PROCURE       PROCUREMENT DIR3ECTOR           M. WEISBERG
------------------------------------------------------------------------------------------------------------------------------------
              PURCH & MMS COOR.               J. RICHARDSON
------------------------------------------------------------------------------------------------------------------------------------
              EXPEDITING COORDINATOR          *
------------------------------------------------------------------------------------------------------------------------------------
              INSPECTION COORDINATOR          B. PHILLIPS
------------------------------------------------------------------------------------------------------------------------------------
              TRAFFIC COORDINATOR             *
------------------------------------------------------------------------------------------------------------------------------------
CONS          CONSTRUCTION DIRECTOR           T. RODER
------------------------------------------------------------------------------------------------------------------------------------
CLARK COPY    PROGRAM DIRECTOR                K. ISOM
------------------------------------------------------------------------------------------------------------------------------------
              SR. PROJECT MANAGER             *
------------------------------------------------------------------------------------------------------------------------------------
              PROJECT MANAGER                 *
------------------------------------------------------------------------------------------------------------------------------------
              PROCESS ENGINEER                *
------------------------------------------------------------------------------------------------------------------------------------
              MECHANICAL ENGR.                J. CAYRO
------------------------------------------------------------------------------------------------------------------------------------
              INSTRUMENT ENGR.                *
------------------------------------------------------------------------------------------------------------------------------------
              ELECTRICAL ENGR.                D. COLLIDA
------------------------------------------------------------------------------------------------------------------------------------
              BUSINESS MGR.                   K. HAGER
------------------------------------------------------------------------------------------------------------------------------------
              COST CONTROL                    M. POWELL
------------------------------------------------------------------------------------------------------------------------------------
              PROCESS MANAGER                 J. ROBBINS
------------------------------------------------------------------------------------------------------------------------------------
              CLARK FILE @ FW
------------------------------------------------------------------------------------------------------------------------------------
              CLARK FILE @ PA
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TRANSMITTAL LETTER

DATE:

FW CONTRACT:        13-46XX
FW FILE NO:         46XX-2.3,
Transmittal No.:    13-46XX-2.3-XXX

SUBJECT:            FW CONTRACT NO. 13-46XX
                    CLARK REFINING & MARKETING, INC.
                    PORT ARTHUR REFINERY
                    HEAVY OIL UPGRADE PROJECT
                    (subject)

Transmitted herewith

|_|   FOR INQUIRY/PROCUREMENT

|_|   FOR REVIEW AND APPROVAL

|_|   FOR RECORD

|_|   APPROVED FOR CONSTRUCTION

are Engineering Documents as listed below.  This Transmittal
Letter is numbered sequentially in accordance with the Coord.
Procedure. Please notify the Project Manager if there is an interruption in continuity.

* Per applicable Contract

Very truly yours,
FOSTER WHEELER USA CORPORATION


Micheal T. Autrey
VICE PRESIDENT & PROGRAM DIRECTOR

--------------------------------------------------------------------------------

                                  APPENDIX "G"

                                 FOSTER WHEELER

                              FILING SYSTEM INDEX

Foster Wheeler USA Corporation                              Appendix         "G"
Clark Refining & Marketing, Inc.                            Issue No.         D
Port Arthur, Texas                                          Date: April 14, 1999

                                 FOSTER WHEELER
                              FILING SYSTEM INDEX

1.0         PROPOSAL & CONTRACT MATTERS (File under 4610 only) (Note 4)

            1.1   Proposal
                  1.1.1 Press Releases
            1.2   Contract
            1.3   Contract Changes
            1.5   Litigation
            1.7   Subcontract with Jacobs
            1.8   Secrecy Agreements
            1.9   Permit Applications

2.0         CLIENT & LICENSOR CORRESPONDENCE (Note 1)

            2.1   Letters to Clark from FW
            2.2   Letters from Clark to FW
            2.3   Transmittal Letters to Clark
            2.4   Procurement Transmittal Letters to Clark (File under 4610
                  only) (Note 4)
            2.6   Transmittals from Clark to FW
            2.7   Faxes to Clark from FW
            2.8   Faxes from Clark to FW
            2.9   Letters to JE from FW
            2.10  Letters from JE to FW
            2.11  Faxes to JE from FW
            2.12  Faxes from JE to FW
            2.13  Transmittals from JE to FW
            2.14  Clark IOC (Clark Use Only)
            2.15  Clark Misc. Correspondence (Clark Use Only)
            2.16  Clark Internal Letters (Clark Use Only)
            2.17  Clark Letters to Others (Clark Use Only)
            2.18  Clark to Air Products (Clark Use Only) (File under 4643 only)
            2.19  Air Products to Clark (Clark Use Only) (File under 4643 only)
            2.21  Letters to Subcontractors
            2.22  Letters from Subcontractors
            2.23  Transmittal Letters to Subcontractors
            2.24  Transmittal Letters from Subcontractors
            2.25  Faxes to Subcontractors
            2.26  Faxes from Subcontractors

3.0         NOTES OF MEETINGS (Note 1)

            3.1   Project Notes (Client)
            3.2   Notes of Meetings (Internal)
            3.3   Jacobs Notes of Meeting (JE Internal)

Foster Wheeler USA Corporation                              Appendix         "G"
Clark Refining & Marketing, Inc.                            Issue No.         D
Port Arthur, Texas                                          Date: April 14, 1999

4.0         ESTIMATES, FINANCIAL & COMMERCIAL

            4.1   Estimates
            4.2   Budgets & Commitments (File under 4610 only) (Note 4)
            4.3   Insurance (File under 4610 only) (Note 4)
            4.4   Taxes (File under 4610 only) (Note 4)
            4.5   Accounting (File under 4610 only) (Note 4)
            4.6   Invoices (File under 4610 only) (Note 4)
            4.7   Procurement (File under 4610 only) (Note 4)
            4.8   Variance Notice
            4.9   Change Orders (File under 4610 only) (Note 4)
            4.10  Cash Flow Information (File under 4610 only) (Note 4)
            4.11  FW Audits by Clark (File under 4610 only) (Note 4)

5.0         COORDINATION & PERSONNEL (File under 4610 only) (Note 4)

            5.1   Coordination Procedure (Including Filing System Index)
            5.2   Coordination Memos
            5.3   Personnel
            5.4   Advertising/Public Relations
            5.5   Project Execution Plan

6.0         SCHEDULES & COST REPORTS (File under 4610 only) (Note 4)

            6.01  Progress Letter/Report
            6.02  Kickoff/Front End Schedules
            6.03  Project Schedule/Milestone Schedule
            6.04  Master Progress Schedule/Man-hour Reports
            6.05  Detail Work Plans (Drawing Status Report)
            6.06  Commitment Profile
            6.07  Expenditure Schedule
            6.08  Cost Reports
            6.09  Variance Notice Program
            6.10  Cost Reporting & Control System (CRCS)
            6.11  Supplier Requests for Purchase Order Value Change (Summary)
            6.12  Change Order Summary Report
            6.13  Process Status Report
            6.14  Engineering and Design Status Reports
            6.16  Inquiry Status Report
            6.17  Material Progress Report
            6.18  Expediting/Inspection Plan and Reports
            6.19  Labor Distribution Reports
            6.20  Home Office Manpower
            6.21  Construction Field Reports
            6.22  Monthly Construction (Progress) Report
            6.23  Construction Schedules
            6.24  Deleted (moved to 8.99)

Foster Wheeler USA Corporation                              Appendix         "G"
Clark Refining & Marketing, Inc.                            Issue No.         D
Port Arthur, Texas                                          Date: April 14, 1999

7.0         PROCESS DATA (Note 1)

            7.00        Utility Data
            7.11-7.19   Vessel Sketches
            7.21-7.23   Heat Exchangers
            7.24        Fired Heaters
            7.27        Vacuum Equipment
            7.31        Pumps
            7.32        Compressors
            7.34        Material Handling Equip.
            7.37        Mech. Thermal Equip.
            50          Flow Diagrams
            7.60        Instrument Process Data
            7.91        Package Systems
            7.92        Utility Thermal Equip.
            7.93        Water Treating
            7.96        Catalysts and Chemicals

                  a. File process data in 3-ring binders with a tab for each file section or each equipment item.

                        As indicated by the above list, tabs need only show the last two digits of the file section number.

                        VOID superseded issues of process data and file the latest issue on top.

                  b.    File process data transmittals in Section 8.03.

                  c. The official Engineering Departments' files are maintained by the Project Engineer(s) or Discipline Leads.

8.0         ENGINEERING CORRESPONDENCE (Note 1)

            8.01  Basic Engineering Data
                  8.01.1 Equipment Lists
            8.02  Design Press./Temp.
            8.03  Gen. Process Corresp. & Transmittals
            8.04  Gen. Job Spec. Corresp.
            8.05  Positive Material Identification
            8.06  Licenses & Permits
            8.07  Vendor Dwg. Transmittals
            8.08  Spare Parts
            8.09  Mech. Catalog Corresp. & Transmittals
            8.11  Towers and Internals
                  8.11.l Coke Drums
            8.12  Reactors and Internals
            8.13  Drums
            8.14  Tanks
            8.16  Lg. Dia. Lines, Refrac. Lined Pipe

Foster Wheeler USA Corporation                              Appendix         "G"
Clark Refining & Marketing, Inc.                            Issue No.         D
Port Arthur, Texas                                          Date: April 14, 1999

            8.21  Shell Tube Exchangers
            8.22  Double Pipe Exchangers
            8.23  Air Cooled Exchangers
            8.24  Fired Heaters
            8.27  Vacuum Equipment
            8.31  Pumps
            8.32  Compressors
            8.33  Electrical Generators
            8.34  Material Handling Equip.
            8.37  Mech. Thermal Equip.
            8.38  Drivers
            8.39  Misc. Mechanical Equip.
            8.40  Civil/Soils Reports
            8.41  Site Preparation
            8.42  Piling
            8.43  Concrete (including fdns.)
            8.44  Heating, Ventilation & Air Cond.
            8.46  Structural Steel
            8.47  Building Architecture
            8.49  Misc. Civil Items
            8.50  Flow Diagram
                  8.50.1 PFD's
                  8.50.2 EFD's (P&ID's)/Line List
            8.51  Plot Plans, Piping Plans, Elevations
            8.52  Shop Fabric. Piping
            8.54  Stress
            8.56  Field Fabric. Piping
            8.57  Steam/Liquid Tracing
                  8.57.1 Piping Material, Special Values
            8.58  Underground
            8.59  Piping Specialties & Supports
                  8.59.1 Supports
                  8.59.2 Spring Hangers
            8.60  Instruments
            8.61  Packaged Instrument Systems
            8.62  Control Valves
            8.63  PSVs (Relief Valves)
            8.64  DCS (Control System)
            8.65  ESD (Shutdown System)
            8.66  Analyzers
            8.67  Field Instruments/Monitors
            8.70  Electrical
            8.75  Electric Heater
            8.81  Materials of Construction
            8.82  Insulation and Refractory
            8.83  Painting
            8.84  Fireproofing
            8.87  Refractory
            8.89  Testing/Welding
            8.90  Constructibility

Foster Wheeler USA Corporation                              Appendix         "G"
Clark Refining & Marketing, Inc.                            Issue No.         D
Port Arthur, Texas                                          Date: April 14, 1999

            8.91  Package Systems
            8.92  Util. Thermal Equip./Flare
            8.93  Water Treating
            8.94  Waste Treating
            8.95  Mainten., Office & Whse Equip.
            8.96  Catalysts & Chemicals
            8.97  Environmental
            8.98  HAZOP
                  8.98.1 P&ID Change List
            8.99  Needs List

9.0         JOB SPECIFICATIONS (File under 4610 only) (Note 4)

            9.1   Job Specifications (Filed in 3-ring binder)
            9.2   Clark Comments
            9.3   Jacobs Comments

10.0        REQUISITIONS (Note 1)

            (Filed in 3-ring binder)

11.0        DESIGN CALCULATIONS (Note 1)

12.0        DESIGN INSTRUCTIONS (Note 1)

            (Filed in 3-ring binder)

13.0        DRAWINGS (Note 1) (Note 2)

            13.1  FWUSA & JE Drawings
            13.2  Vendor Drawings (Existing)
            13.3  Clark Drawings (Existing)
            13.4  Clark Comments (Comments for drawings)

            Note: Drawings will be filed by classification and may be filed on stick files, in flat files, or folded in file cabinets.

14.0        PURCHASE ORDER & INSPECTION/EXPEDITING REPORTS
            (Filed under 4610 only) (Note 3 & 4)

            14.1  Vendor Lists
            14.2  Procurement Coordination Procedures
            14.3  Inquiry Status Report
            14.4  Inspection Plan

15.0        CONSTRUCTION (Filed under 4610 only) (Note 4)

            15.1  Site Visit Reports/Project Background Information
            15.2  Construction Procedures and Execution Plans
                  15.2.1 Execution Plan

Foster Wheeler USA Corporation                              Appendix         "G"
Clark Refining & Marketing, Inc.                            Issue No.         D
Port Arthur, Texas                                          Date: April 14, 1999

                  15.2.2  Subcontract Procedure
                  15.2.3  Procurement Procedures (Off Shore)
                  15.2.4  Procurement Procedures (On Shore)
                  15.2.5  QA/QC Procedures
                  15.2.6  Project Control Procedures
                  15.2.7  Material Management Procedure
                  15.2.8  Material Storage & Preservation
                  15.2.9  Backcharge Procedure
                  15.2.10 Backcharge Correspondence
            15.3  Safety, Security, Health and Fire
                  15.3.1  Foster Wheeler Construction Safety Statistics Report
                  15.3.2  Project Safety Program/OSHA Visit
                  15.3.3  Weekly Safety Inspection Reports
                  15.3.4  Notes of Weekly Safety Meetings
                  15.3.5  Tool Box Safety Notes
                  15.3.6  First Aid Logs
                  15.3.7  Injury Log Summary
                  15.3.8  Foreman's Accident Investigation Check List
                  15.3.9  Monthly Safety Status Summary
                  15.3.10 Construction Safety Inspection Check List
                  15.3.11 Corporate Safety Directives Including Loss Prevention
                          Program
                  15.3.12 Corporate Safety Visits to Jobsite, Reports and
                          Follow-up
                  15.3.13 Safety News and Equipment
                  15.3.14 Liberty Mutual Visits to Jobsite, Reports and
                          Follow-up
                  15.3.15 Liberty Mutual Itemized Statement of Loss-Workers
                          Comp.
                  15.3.16 Hot and Cold Work Permits Procedures & Correspondence/
                          Lockout-Tagout/Scaffolding
                  15.3.17 Security
                  15.3.18 Vehicle Passes
                  15.3.19 Jobsite Entrance Procedures
                  15.3.20 Fire Prevention
                  15.3.21 Evacuation Procedure
                  15.3.22 Time Clock & Check in Procedure/Alarms
                  15.3.23 Incident Reports
                  15.3.24 Safety Orientation Reports
                  15.3.25 Safety Responses/Safety Grams
                  15.3.26 Employee Drug Testing
                  15.3.27 E-Mail Procedures
                  15.3.28 OSHA 10-hr Program
                  15.3.29 Recognition Plan
            15.4  Labor Relations and Labor Rates
                  15.4.1  Memo Shop Procedures
                  15.4.2  FWCI Code of Ethics/Warning Letters
                  15.4.3  Craft Billing Rates
            15.5  Construction Temporary Facilities and Indirects
                  15.5.1  Temporary/Construction Power
                  15.5.2  Office Layout
                  15.5.3  Open
                  15.5.4  Construction and Potable Water at Jobsite
                  15.5.7  Lay Down Yard and Warehouse

Foster Wheeler USA Corporation                              Appendix         "G"
Clark Refining & Marketing, Inc.                            Issue No.         D
Port Arthur, Texas                                          Date: April 14, 1999

                  15.5.8  Temporary Fencing
                  15.5.9  Craft and Staff Parking Areas
                  15.5.10 Craft Busing Plan
                  15.5.11 Brass Alley
                  15.5.12 Telephone Communication Facilities
                  15.5.13 Scaffolding
                  15.5.14 Jobsite Radio System
                  15.5.15 Jobsite Computer Equipment
                  15.5.16 Courier Services (DHL, FED-EX)
                  15.5.17 Open

            15.6  Constructability and Rigging
                  15.6.1  Constructability Check List/Lessons Learned
                  15.6.2  Rigging Diagrams and Plans/Lift Beams
                  15.6.3  Preassembly/Prefabrication/Inspection Reports for
                          Cranes
                  15.6.4  Concrete Metal Forming System
                  15.6.5  Open
            15.7  Equipment and Tools
                  15.7.1 Construction Tool and Equipment Cost Summary/Billing Schedule
                  15.7.2 Transport, Shipping, and Receiving of FW owned Equipment and Tools
                  15.7.3  FET Reports (Received)
                  15.7.4  FET Reports (Shipped)
                  15.7.5  Construction Tool and Rental Report
                  15.7.6  Tool Hound
            15.8  Job End Report
                  15.8.1  Job End Report Outline and Assignments
            15.9  Surveying and As-builts
                  15.9.1  Baseline Layouts, Monuments and Tech. Points
                  15.9.2  Survey Prices and Arrangements

16.0        PLANT OPERATION & STARTUP (Filed under 4610 only) (Note 4)

            16.1  Operating Manual
            16.2  Field testing and reports
            16.3  Startup
            16.4  Personnel

17.0        QUALITY ASSURANCE (Filed under 4610 only) (Note 4)

            17.1  QA Activity and Audit Schedule
            17.2  QA Audit Reports
            17.3  Non-Conformance Reports
            17.4  Quality Notices
            17.5  Corrective Action Reports
            17.6  Preventive Action Reports
            17.7  QA Correspondence and Follow-Up

Foster Wheeler USA Corporation                              Appendix         "G"
Clark Refining & Marketing, Inc.                            Issue No.         D
Port Arthur, Texas                                          Date: April 14, 1999

19.0        CONSTRUCTION CONTRACTS (Subcontracts and Direct Hire Work packages)

            19.1  Subcontract Database (Subcontractor List)
            19.2  Inquiry Status Report
            19.3  Subcontract Bidders by Work Breakdown Structure
            19.4  Work Breakdown Structure (WBS) Summary
                  19.4.1 Work Package Data Sheets
            19.5  Subcontract Documents - Individual Files
            19.6  Escalation
            19.7  Payment Requests by Subcontract #
            19.8  SCR's by Subcontract #
            19.9  Subcontractors Checklist
            19.10 Contractor Questionnaires
            19.11 Letters of Regret to Unsuccessful Bidders
            19.12 Interoffice Correspondence

Note 1: File according to contract number, e.g. file 4610-2.1, 4610-2.2, 4611-2.1, 4611-2.2 etc.

Note 2: File by drawing number, within the code of accounts.

Note 3: File purchase orders numerically with the associated inspection and expediting reports.

Note 4: Master log for all 4610 correspondence will be maintained by FW.

                                  APPENDIX "H"

                                    DELETED

                                  APPENDIX "I"

                           PROJECT ORGANIZATION CHART

[LOGO] FOSTER WHEELER USA CORPORATION
       ENGINEERING & CONSTRUCTION GROUP
       SOUTHWEST OPERATIONS
       CLARK - 13206

[the following information was depicted as an organization chart in the printed material]

                       ---------------------------------
                       Vice President & Program Director
                                   M. Autrey
                       ---------------------------------

-------------------     ------------    --------    -------------   -----------
Deputy                  Hydrocracker    Coker       Project
Program                 Project         Project     Engineering     Process
Director                Manager         Manager     Manager         Manager
J.M. Papon              S. Keller       R. Klick    M. El-Khashab   D. Fontugne
-------------------     ------------    --------    -------------   -----------

                -----------       ------------      --------
                Procurement       Construction      Business
                Director          Manager           Manager
                M. Weisberg       T. Roder          C. Myers
                -----------       ------------      --------

                                  APPENDIX "J"

                                PROJECT CALENDAR

[LOGO]                          Project Calendar                          [LOGO]

FWUSA Contract No. 13-004610-00
Clark Refining & Marketing, Inc.
Heavy Oil Upgrade Project
Port Arthur, Texas

                               [GRAPHIC OMITTED]

Foster Wheeler USA Corporation                              Appendix         "K"
Clark Refining & Marketing, Inc.                            Issue No.         D
Port Arthur, Texas                                          Date: April 14, 1999

                                  APPENDIX "K"

                          FW DRAWING NUMBERING SYSTEM

Foster Wheeler USA Corporation                              Appendix         "K"
Clark Refining & Marketing, Inc.                            Issue No.         D
Port Arthur, Texas                                          Date: April 14, 1999

                                 FOSTER WHEELER
                            DRAWING NUMBERING SYSTEM

1)    Drawings are identified by hyphenated number groups as follows:

            4611-2-46-101 (Drawing Number):

                  4611  Contract Number
                  2     Drawing Size Number
                  46    Lab Class Number
                  101   Serial Number

2) Contract number is first number group. This number is the last four digits of the contract number.

      For Example: For Contract 13-004611, use 4611.

3. Second number is drawing form size (see 3.2) and is number 0, 1, 2, 3, 4 or 5 which is equivalent to F, E, D, C, B or A size respectively.

4. Third number group is the two digit Lab Class number that identifies the discipline producing the drawing and the drawing subject matter. This number is selected from following table:

      Lab Class                             Drawing Subject
      ---------                             ---------------

      01                Initial Plot Plan
      11                Towers, Reactors, Drums and Tanks (Trays, Internals and
                        Linings if by Fabricator)
      16                Large Diameter Lines and Refractory Lined Pipe
      34                Material Handling Arrangements
      41                Site Preparation
      42                Piling
      43                Concrete Foundations, Concrete Structures, Concrete Yard
                        Racks and Deck Paving
      44                Heating, Ventilation and Air Conditioning
      46                Steel Structures, Steel Yard Racks, Platforms and Misc.
                        Steel
      47                Building Architecture
      50                Engineering Flow Diagrams
      51                Plot Plans, Piping Layouts, Piping Plans, Equipment
                        Elevations
      52 (Note a)       Piping Isometrics (Shop Fabricated)
      56 (Note a)       Piping Isometrics (Field Fabricated)
      57                Piping Bills of Material
      58 (Note b)       Underground Installations
      59                Pipe Supports
      64                Logic Diagrams
      65                Instrument Piping
      66                Instrument Wiring
      69                Instrument Loop Diagrams
      71 (Note c)       Electrical Underground Installations

Foster Wheeler USA Corporation                              Appendix         "K"
Clark Refining & Marketing, Inc.                            Issue No.         D
Port Arthur, Texas                                          Date: April 14, 1999

      73                Electrical Power
      74                Electrical Lighting
      75                Communications
      76                Electrical Instrument Wiring
      78                Electrical Heat Tracing/Cathodic Protection
      79                Pole Lines
      82                Insulation
      84                Fireproofing

      (Note a) PDS isometrics uses the line number as the drawing number.

      (Note b) Lab Class 58 drawings are normally used for both Piping and Electrical U/G installations.

      (Note c) Lab Class 71 drawings are normally used for electrical underground notes, symbols, sections, details and misc. plans.

5. Fourth number is the serial number for the Lab Class and is usually a consecutive number series for each Lab Class starting with 001. These numbers are consecutive regardless of drawing size. For example, a Lab Class drawing series might typically be:

            XXXX-1-51-001
            XXXX-1-51-002
            XXXX-1-51-003
            XXXX-1-51-004

      Income cases, delineated areas of the plot may use 100, 200, 300, etc. in lieu of 001 number series.

6. Drawings produced for limited and special purposes may be prefixed "SK" identifying it as a "Sketch". "SK" series drawings are numbered the same as regular contract drawings and are controlled by the originating discipline. SK series drawings are not normally issued outside of FWUSA and are temporary sources of information only. Typical numbering might be:
      SK-XXXX-1-51-1, SK-XXXX-2-71-1, etc.

7. Drawing numbers shall be given in the "Drawing Number" section of the title block and repeated in an inverted position in the block at the top left corner of the drawing for drawing sizes 0, 1, 2 and 3. Drawing sizes 4 and 5 do not require this filing retrieval aid.

8. Drawings that apply to more than one contract on a multi-unit project should be numbered by the common contract number, and referenced as necessary on the unit contract drawings. Example: 4610-2-46-001.

Foster Wheeler USA Corporation                              Appendix         "L"
Clark Refining & Marketing, Inc.                            Issue No.         D
Port Arthur, Texas                                          Date: April 14, 1999

                                  APPENDIX "L"

                         CLARK EQUIPMENT CATEGORY CODES

FOSTER WHEELER USA CORPORATION                              REF.: Clark PDM-4
       Houston, Texas                                       DATE: June 1998
                                                            PAGE: 4-2
                                                            REV.: 1

      PDM-4 (Cont'd)

                                  TABLE 4.1.1

--------------------------------------------------------------------------------
                            EQUIPMENT CATEGORY CODES
--------------------------------------------------------------------------------
A     Analyzers
--------------------------------------------------------------------------------
B     Buildings
--------------------------------------------------------------------------------
C     Coolers
            (Air or water cooler exchangers)
--------------------------------------------------------------------------------
D     Drums
            (i.e. Reflux, Overhead, KO, etc.)
--------------------------------------------------------------------------------
E     Heat Exchangers
--------------------------------------------------------------------------------
F     Process Heaters, Flares, Thermal Oxidizers and Stacks
      [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
H     Piping Specialties
      [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
K     Compressors, Fans, or Blowers
            KM   Motor Drive
            KT   Turbine Drive
--------------------------------------------------------------------------------
L     Uncovered Process Equipment
            (e.g. Clarifier, open top Aeration Tank)
--------------------------------------------------------------------------------
M Pressurized Process Equipment that does not fit any other category, including Filters [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
N     Miscellaneous equipment not covered by this table
--------------------------------------------------------------------------------
P     Pumps
            PM    Motor Drive
            PT    Turbine Drive
--------------------------------------------------------------------------------
PP    Power Plant
--------------------------------------------------------------------------------
PS    Power Station
--------------------------------------------------------------------------------
R     Reactors or Regenerators
--------------------------------------------------------------------------------
S     Sumps
            SC    Chemical
            SD    Surface Drain
            SP    Process
            SV    Vault (buried or sealed)
--------------------------------------------------------------------------------
SK    Skid Mounted Units
            (i.e. Air Dryers, Refrigeration Systems)
--------------------------------------------------------------------------------
SS    Electrical Substations
--------------------------------------------------------------------------------
T     Towers
--------------------------------------------------------------------------------
TK    Any Tanks designed in accordance with API 650
--------------------------------------------------------------------------------

Foster Wheeler USA Corporation                              Appendix         "M"
Clark Refining & Marketing, Inc.                            Issue No.         D
Port Arthur, Texas                                          Date: April 14, 1999

                                  APPENDIX "M"

                          DOCUMENT DISTRIBUTION MATRIX

                                  APPENDIX "M"
                            HEAVY OIL UPGRADE PROJECT
                             FW CONTRACT #13-004610
                          DOCUMENT DISTRIBUTION MATRIX
                                 FOSTER WHEELER

------------------------------------------------------------------------------------------------------------------------------
TITLE                         APPENDIX                  GENERAL                   DCU              HCU            AVU REVAMP
------------------------------------------------------------------------------------------------------------------------------
                                                                               13-04611         13-004612         13-004631
------------------------------------------------------------------------------------------------------------------------------
CLARK:
------------------------------------------------------------------------------------------------------------------------------
Project Team
------------------------------------------------------------------------------------------------------------------------------
Program Director            A, B, C, D, E    Isom, K.                         Isom, K.          Isom, K.         Isom, K.
------------------------------------------------------------------------------------------------------------------------------
Sr. Project Manager/Sr.     A, B, C, D, E    Rogers, M./Alvarez, D.           Rogers, M.        Rogers, M.       Alvarez, D.
Team Ldr.
------------------------------------------------------------------------------------------------------------------------------
Process Manager/Team Ldr.   A, C, D, E       Robbins, J./TBN                  Robbins, J.       Robbins, J.      Robbins, J.
------------------------------------------------------------------------------------------------------------------------------
Project Engineer            A, B, C, D, E    Bullion, K./Smith, B. Richard,    Hamilton, D.      Richard, A.     Smith, B.
                                             A/Rogers, M./Alvarez, D.
------------------------------------------------------------------------------------------------------------------------------
Sr. Process Engineer/       A, C, D, E       Cupit/Sedlacek/Gray/Cannatella   Cupit, C./        Sedlacek, S.     Canatella, P.
Process Engineer                                                              Cannatella, P.
------------------------------------------------------------------------------------------------------------------------------
Mechanical Engineer         A, C, D, E       Cayro, J.                        Cayro, J.         Cayro, J.        Cayro, J.
------------------------------------------------------------------------------------------------------------------------------
Instrument Engineer         A, C, D, E       LeMarr, J./Boor, J.              LeMarr, J.        LeMarr, J.       Boor, J.
------------------------------------------------------------------------------------------------------------------------------
Electrical Engineer         A, C, D, E       Collida, D.                      Collida, D.       Collida, D.      Collida, D.
------------------------------------------------------------------------------------------------------------------------------
Business Mgr.               C, D, E          Hager, K.                        Hager, K.         Hager, K.        Hager, K.
------------------------------------------------------------------------------------------------------------------------------
Cost Control                C, D, E          Powell, M.                       Powell, M.        Powell, M.       Powell, M.
------------------------------------------------------------------------------------------------------------------------------
Accounting                  C, D, E          Powell, M.                       Powell, M.        Powell, M.       Powell, M.
------------------------------------------------------------------------------------------------------------------------------
Clark File @ FW             A, B, C, D, E
------------------------------------------------------------------------------------------------------------------------------
Clark File @ Port Arthur    A, B, C, D, E
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Refinery Personnel
------------------------------------------------------------------------------------------------------------------------------
Refinery General Manager    C                Kuenzli, D.                      Kuenzli, D.       Kuenzli, D.      Kuenzli, D.
------------------------------------------------------------------------------------------------------------------------------
Refining Controller                          Shobe, S.
------------------------------------------------------------------------------------------------------------------------------
Operations General Manager  C                Gentry, G.                       Gentry, G.        Gentry, G.       Gentry, G.
------------------------------------------------------------------------------------------------------------------------------
Operations Superintendent   C                Schomerus, M/Wros, E/Jacobs,     Schomerus, M.     Schomerus, M.    Getz, C.
                                             B./Getz, C./Smith, T.
------------------------------------------------------------------------------------------------------------------------------
EH & S Manager              C                Carter, M.                       Carter, M.        Carter, M.       Carter, M.
------------------------------------------------------------------------------------------------------------------------------
Inspection                  A, B, C, D, E    Boullion, S.                     Boullion, S.      Boullion, S.     Boullion, S.
------------------------------------------------------------------------------------------------------------------------------
Process Supervisor          C                Smith, T./Bramblett, T/Hanes,    Smith, T.         Bramblett, T     McMillan, R.
                                             J./McMillan, R.
------------------------------------------------------------------------------------------------------------------------------
Process Group Leader        A, C             Beckers, D.                      Beckers, D.       Beckers, D.      Beckers, D.
------------------------------------------------------------------------------------------------------------------------------
Design Group Leader         A, B, C          Johnson, E.                      Johnson, E.       Johnson, E.      Johnson, E.
------------------------------------------------------------------------------------------------------------------------------
Unit Design Engineer        C                Primeaux, V.                     Primeaux, V.      TBD              TBD
------------------------------------------------------------------------------------------------------------------------------
Unit Process Engineer       C                                                 TBD               TBD              Young, C.
------------------------------------------------------------------------------------------------------------------------------
Planning/Economics Manager  C                McCune, B.                       McCune, B.        McCune, B.       McCune, B.
------------------------------------------------------------------------------------------------------------------------------
Lead I & E Engineer         A, C             Collida, D.                      Collida, D.       Collida, D.      Collida, D.
------------------------------------------------------------------------------------------------------------------------------
Area MTCE Sup't             C                Wilkerson, R./Cricchio, M.       Wilkerson, R.     TBD              Wilkerson, R.
------------------------------------------------------------------------------------------------------------------------------
Fire Protection Chief       C                Nicely, R.                       Nicely, R.        Nicely, R.       Nicely, R.
------------------------------------------------------------------------------------------------------------------------------
Construction                A, B, C, D, E    Howe, R.                         Howe, R.          Howe, R.         Howe, R.
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
TITLE                          HDS REVAMPS          PKG UNITS          OFFSITES
---------------------------------------------------------------------------------
                              13-004631/33        13-004621/22/23    13-004641/46
---------------------------------------------------------------------------------
CLARK:
---------------------------------------------------------------------------------
Project Team
---------------------------------------------------------------------------------
Program Director               Isom, K.             Isom, K.         Isom, K.
---------------------------------------------------------------------------------
Sr. Project Manager/Sr.        Alvarez, D.          Alvarez, D.     Alvarez, D.
Team Ldr.
---------------------------------------------------------------------------------
Process Manager/Team Ldr.      Robbins, J.          Robbins, J.      Robbins, J.
---------------------------------------------------------------------------------
Project Engineer               Smith, B.            Verdeja, E       Bullion, K/
                                                                     Smith B.
---------------------------------------------------------------------------------
Sr. Process Engineer/          Sedlacek, S.         Grey, J.         Robbins, J.
Process Engineer
---------------------------------------------------------------------------------
Mechanical Engineer            Cayro, J.            Cayro, J.        Cayro, J.
---------------------------------------------------------------------------------
Instrument Engineer            Boor, J.             Boor, J.         Boor, J.
---------------------------------------------------------------------------------
Electrical Engineer            Collida, D.          Collida, D.      Collida, D.
---------------------------------------------------------------------------------
Business Mgr.                  Hager, K.            Hager, K.        Hager, K.
---------------------------------------------------------------------------------
Cost Control                   Powell, M.           Powell, M.       Powell, M.
---------------------------------------------------------------------------------
Accounting                     Powell, M.           Powell, M.       Powell, M.
---------------------------------------------------------------------------------
Clark File @ FW
---------------------------------------------------------------------------------
Clark File @ Port Arthur
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Refinery Personnel
---------------------------------------------------------------------------------
Refinery General Manager       Kuenzli, D.          Kuenzli, D.      Kuenzli, D.
---------------------------------------------------------------------------------
Refining Controller
---------------------------------------------------------------------------------
Operations General Manager     Gentry, G.           Gentry, G.       Gentry, G.
---------------------------------------------------------------------------------
Operations Superintendent      Wros, E.             Schomerus, M.    Jaobs, B.

---------------------------------------------------------------------------------
EH & S Manager                 Carter, M.           Carter, M.       Carter, M.
---------------------------------------------------------------------------------
Inspection                     Boullion, S.         Boullion, S.     Boullion, S.
---------------------------------------------------------------------------------
Process Supervisor             Cluelow, G/Dean, E.  Bramblett, T.    Ross, T.

---------------------------------------------------------------------------------
Process Group Leader           Beckers, D.          Beckers, D.      Beckers, D.
---------------------------------------------------------------------------------
Design Group Leader            Johnson, E.          Johnson, E.      Johnson, E.
---------------------------------------------------------------------------------
Unit Design Engineer           Brown, L./Rios, M.   Primeaux, V.     TBD
---------------------------------------------------------------------------------
Unit Process Engineer          Grey, M.             Watson, D.       TBD
---------------------------------------------------------------------------------
Planning/Economics Manager     McCune, B.           McCune, B.       McCune, B.
---------------------------------------------------------------------------------
Lead I & E Engineer            Collida, D.          Collida, D.      Collida, D.
---------------------------------------------------------------------------------
Area MTCE Sup't                Cricchio, M.         Wilkerson, R.    Cricchio, M.
---------------------------------------------------------------------------------
Fire Protection Chief          Nicely, R.           Nicely, R.       Nicely, R.
---------------------------------------------------------------------------------
Construction                   Howe, R.             Howe, R.         Howe, R.
---------------------------------------------------------------------------------

                                  APPENDIX "M"
                            HEAVY OIL UPGRADE PROJECT
                             FW CONTRACT #13-004610
                          DOCUMENT DISTRIBUTION MATRIX
                                 FOSTER WHEELER

-----------------------------------------------------------------------------------------------------------------------------------
         TITLE                 APPENDIX          GENERAL            DCU               HCU           AVU REVAMP       HDS REVAMPS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 13-046141         13-004612         13-004631       13-004631/33
-----------------------------------------------------------------------------------------------------------------------------------
FOSTER WHEELER:
-----------------------------------------------------------------------------------------------------------------------------------
Vice President & Program     A, C, E           Autrey, M.       Autrey, M.        Autrey, M.       Autrey, M.        Autrey, M.
Director
-----------------------------------------------------------------------------------------------------------------------------------
Process Manager              B, C, E           Fontugne, D.     Fontugne, D.      Fontugne, D.     Fontugne, D.      Fontugne, D.
-----------------------------------------------------------------------------------------------------------------------------------
Deputy Process Manager       B, C, E                            N/A               N/A
-----------------------------------------------------------------------------------------------------------------------------------
Deputy Program Director      A, B, C, E        Papon, J.        Papon, J.         Papon, J.
-----------------------------------------------------------------------------------------------------------------------------------
Construction Director        A, B, C, D, E     Roder, T.        Roder, T.         Roder, T.        Roder, T.         Roder, T.
-----------------------------------------------------------------------------------------------------------------------------------
Deputy Construction          A, B, C, D, E                      N/A               N/A              Hempstead, S.     Hempstead, S.
Director
-----------------------------------------------------------------------------------------------------------------------------------
Procurement Director         A, B, C, D, E     Weisberg, M.     Weisberg, M.      Weisberg, M.     Weisberg, M.      Weisberg, M.
-----------------------------------------------------------------------------------------------------------------------------------
Deputy Procurement           A, B, C, D, E                      N/A               N/A
Director
-----------------------------------------------------------------------------------------------------------------------------------
QA Manager                   C, E              Roayaie, M.      Roayaie, M.       Roayaie, M.      Roayaie, M.       Roayaie, M.
-----------------------------------------------------------------------------------------------------------------------------------
Business Manager             C, E              Myers, C.        Myers, C.         Myers, C.        Myers, C.         Myers, C.
-----------------------------------------------------------------------------------------------------------------------------------
Deputy Business Manager      C, E                               N/A               N/A
-----------------------------------------------------------------------------------------------------------------------------------
Project Manager              A, C, E                            Klick, R.         Dodds, B.        El-Khashab, M.    El-Khashab, M.
-----------------------------------------------------------------------------------------------------------------------------------
Project Engineering          A, C, D, E                         Ortiz, G.         Chaudhuri, D.    Kwong, H          Kwong, H
Manager
-----------------------------------------------------------------------------------------------------------------------------------
Project Engineer             C, D, E                            Buckner, E./       Gonzalez, B.     Chirayil, T.      Chirayil, T.
                                                                Yan, J.
-----------------------------------------------------------------------------------------------------------------------------------
Purchasing & Materials       A, C                               Richardson, J.    Richardson, J.   Richardson, J.    Richardson, J.
Coord.
-----------------------------------------------------------------------------------------------------------------------------------
Vessel Engineer              A, B, C, D, E                      Jagirdar, M.      Lee, F.          Jagirdar, M.      Jagirdar, M.
-----------------------------------------------------------------------------------------------------------------------------------
Heat Transfer Engineer       A, B, C, D, E                      Kowalczyk, R.     Chen, E.         Ngo, L.           Ngo, L.
-----------------------------------------------------------------------------------------------------------------------------------
Mechanical Engineer          A, B, C, D, E                      Lowery, F.        Raza, A.         Raza, A.          Raza, A.
-----------------------------------------------------------------------------------------------------------------------------------
Civil Structural             A, B, C, D, E                      Chawlani, A.      Yong, J.         Rivera, M.        Rivera, M.
Engineer
-----------------------------------------------------------------------------------------------------------------------------------
Process Supervisor           A                                  Kwik, C.          Robinson, B.     Fontugne, D.      Robinson, B.
-----------------------------------------------------------------------------------------------------------------------------------
Principle Piping             A, B, C, D, E                      Maltbie, D.       Elrod, T.        Beverly, C.       Beverly, C.
Supervisor
-----------------------------------------------------------------------------------------------------------------------------------
Instrument Engineer          A, B, C, D, E                      Haire, D.         Balazs, F.       Farrell, J.       Farrell, J.
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Engineer          A, B, C, D, E                      Dekmezian, K.     Gupta, R.        Owens, J.         Owens, J.
-----------------------------------------------------------------------------------------------------------------------------------
Pipe Stress/Supports         A, B, C                            Patel, B.         Patel, B.        Patel, B.         Patel, B.
-----------------------------------------------------------------------------------------------------------------------------------
Pipe Specs                   A, B, C                            Wenner, D.        Wenner, D.       Wenner, D.        Wenner, D.
-----------------------------------------------------------------------------------------------------------------------------------
Inspection Coordinator       B, E, D                            Phillips, B.      Phillips, B.     Phillips, B.      Phillips, B.
-----------------------------------------------------------------------------------------------------------------------------------
Expediting Coordinator                                          Gajewski, F.      Gajewski, F.     Gajewski, F.      Gajewski, F.
-----------------------------------------------------------------------------------------------------------------------------------
Traffic Coordinator                                             Nagel, J.         Nagel, J.        Nagel, J.         Nagel, J.
-----------------------------------------------------------------------------------------------------------------------------------
Chief Estimator              A, B, C, E                         Forte, M.         Forte, M.        Forte, M.         Forte, M.
-----------------------------------------------------------------------------------------------------------------------------------
Technology                                                      TBD               TBD              TBD               TBD
-----------------------------------------------------------------------------------------------------------------------------------
Scheduling Engineer                                             Brooks, R./       Brooks, R./      TBD               TBD
                                                                Ilagan, B.        Sullivan, K.
-----------------------------------------------------------------------------------------------------------------------------------
Cost Engineer                                                   King, J.          J. DeStena       McGregor, D.      McGregor, D.
-----------------------------------------------------------------------------------------------------------------------------------
Document Control                                                Hackleman, G.     Hackleman, G.    Hackleman, G.     Hackleman, G.
-----------------------------------------------------------------------------------------------------------------------------------
Rigging Engineer             C, D                               Moore, P.         Moore, P.        TBD               TBD
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
         TITLE                   PKG UNITS            OFFSITES
-------------------------------------------------------------------
                              13-004621/22/23       13-004641/46
-------------------------------------------------------------------
FOSTER WHEELER:
-------------------------------------------------------------------
Vice President & Program        Autrey, M.           Autrey, M.
Director
-------------------------------------------------------------------
Process Manager                 Fontugne, D.         Fontugne, D.
-------------------------------------------------------------------
Deputy Process Manager
-------------------------------------------------------------------
Deputy Program Director
-------------------------------------------------------------------
Construction Director           Roder, T.            Roder, T.
-------------------------------------------------------------------
Deputy Construction             Hempstead, S.        Hempstead, S.
Director
-------------------------------------------------------------------
Procurement Director            Weisberg, M          Weisberg, M
-------------------------------------------------------------------
Deputy Procurement
Director
-------------------------------------------------------------------
QA Manager                      Roayaie, M.          Roayaie, M.
-------------------------------------------------------------------
Business Manager                Myers, C.            Myers, C.
-------------------------------------------------------------------
Deputy Business Manager
-------------------------------------------------------------------
Project Manager                 El-Khashab, M.       Reed, D
-------------------------------------------------------------------
Project Engineering             Kapsalis, T.         Minner, M.
Manager
-------------------------------------------------------------------
Project Engineer                Chirayil, T.         TBD

-------------------------------------------------------------------
Purchasing & Materials          Richardson, J.       Richardson, J.
Coord.
-------------------------------------------------------------------
Vessel Engineer                 Jagirdar, M.         Jagirdar, M.
-------------------------------------------------------------------
Heat Transfer Engineer          Ngo, L.              Ngo, L.
-------------------------------------------------------------------
Mechanical Engineer             Raza, A.             Raza, A.
-------------------------------------------------------------------
Civil Structural                Rivera, M.           Rivera, M.
Engineer
-------------------------------------------------------------------
Process Supervisor              Robinson, B.         Robinson, B.
-------------------------------------------------------------------
Principle Piping                Wimberly, B.         Wimberly, B.
Supervisor
-------------------------------------------------------------------
Instrument Engineer             Farrell, J.          Farrell, J.
-------------------------------------------------------------------
Electrical Engineer             Gupta, R.            Owens, J.
-------------------------------------------------------------------
Pipe Stress/Supports            Patel, B.            Patel, B.
-------------------------------------------------------------------
Pipe Specs                      Wenner, D.           Wenner, D.
-------------------------------------------------------------------
Inspection Coordinator          Phillips, B.         Phillips, B.
-------------------------------------------------------------------
Expediting Coordinator          Gajewski, F.         Gajewski, F.
-------------------------------------------------------------------
Traffic Coordinator             Nagel, J.            Nagel, J.
-------------------------------------------------------------------
Chief Estimator                 Forte, M.            Forte, M.
-------------------------------------------------------------------
Technology                      TBD                  TBD
-------------------------------------------------------------------
Scheduling Engineer             Sall, N.             Sall, N.

-------------------------------------------------------------------
Cost Engineer                   McGregor, D.         2
-------------------------------------------------------------------
Document Control                Hackleman, G.        Hackleman, G.
-------------------------------------------------------------------
Rigging Engineer                TBD                  TBD
-------------------------------------------------------------------

                                    EXHIBIT A

                         FORM OF APPLICATION FOR PAYMENT

--------------------------------------------------------------------------------

                                                      Invoice Number
FOSTER WHEELER USA CORPORATION                        --------------------------
Perryville Corporate Park                             Invoice Date
Clinton, New Jersey 08809-4000                        --------------------------
                                                      Project Number
SOLD TO: Port Arthur Coker Company L.P.               --------------------------
         Port Arthur, Texas                           Customer P.O.
                                                      --------------------------
                                                      Payment Terms
                                                      --------------------------
                                                      Tax Code & LOC
                                                      --------------------------

                                     -------
                                     INVOICE
                                     -------

--------------------------------------------------------------------------------

To invoice you for ____% of the total Lump Sum amount in accordance with the agreed Payment Schedule for the Port Arthur Heavy Oil Upgrade Project.

The following attached Detailed Payment Backup Sheets demonstrate Foster Wheeler's progress to support this invoice:

      1.    Engineering Progress
      2. Equipment Procurement Progress (by Tagged Item for Individual Process Units)
      3.    Bulk Material Procurement Progress
      4.    Construction Progress (including Subcontracts)

Due This Period:  $______________

Remit to:   First Union National Bank
            190 River Rd. NJ3130
            Summit, NJ 07901
            Account No. 21200000065402 ABA No. 031201467

--------------------------------------------------------------------------------

                                   EXHIBIT B

                               FORM OF GUARANTEE

                                                                       Exhibit B

                        FORM OF PARENT COMPANY GUARANTEE

            This Agreement (hereinafter called the "Guarantee") made this 13th day of July, 1999, between Foster Wheeler Corporation, a New York corporation, with a principal place of business at Perryville Corporate Park, Clinton, New Jersey 08809-4000 (hereinafter called "Guarantor") of the first part, and Port Arthur Coker Company L.P., a Delaware limited partnership ("Owner"), with a principal place of business at Port Arthur Refinery, P.O. Box 908, Port Arthur, Texas 77641 -0908(hereinafter called "Owner") of the second part. Capitalized terms not defined herein shall have the meanings ascribed to them in the Contract for Engineering, Procurement and Construction Services (the "Contract"), dated as of July 12, 1999, between Owner and Foster Wheeler USA Corporation, a Delaware corporation, whose principal place of business is at Perryville Corporate Park, Clinton, New Jersey 08809-4000 (hereinafter called "Contractor").

                                  WITNESSETH:

            In consideration of Owner entering into the Contract with Contractor, a subsidiary of Guarantor, for the performance by Contractor of engineering, procurement and construction services for a delayed coking unit and certain related refinery equipment (the "Coker Complex") to be located at Clark Refining and Marketing, Inc.'s existing refinery in Port Arthur, Jefferson County, Texas, upon land leased by Owner, the Guarantor hereby agrees with Owner as follows:

            1. (a) Guarantor does hereby acknowledge that it is fully aware of the terms and conditions of the Contract and the transactions contemplated thereby, and does hereby irrevocably and unconditionally guarantee, as primary obligor and not as surety merely, to Owner, the performance by Contractor of all Contractor's obligations under the Contract (the "Obligations"), when due, strictly in accordance with the terms of the Contract, including without limitation the payment of any damages arising out of or based upon any failure of Contractor to perform any obligations required of it under the Contract.

            (b) Guarantor waives notice of the acceptance of this Guarantee and of the performance or nonperformance by Contractor, demand for payment from Contractor or any other person and notice of nonpayment or failure to perform on the part of Contractor, diligence, presentment, protest, dishonor (to the fullest extent permitted by law), all other demands or notices whatsoever other than the request for payment or performance under this Guarantee. The obligations of Guarantor shall be absolute, irrevocable and unconditional and shall remain in full force and effect until satisfaction in full of all Obligations and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by the existence of any set-off or counterclaim that Guarantor, Contractor, or any affiliate of Guarantor or Contractor may have at any time and from time to time against Owner. This Guarantee shall continue to be effective or be reinstated, as the case may be, notwithstanding whether at any time for any reason any payment of any Obligation is rescinded or must otherwise be returned by Owner upon the insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding with respect to Contractor or otherwise, all as though such payment had not been made.

            (c) Guarantor, by virtue of any payment under this Section 1 to Owner, shall be subrogated to such Owner's claim against Contractor or any other person relating thereto. The Guarantor agrees that it shall not exercise any rights of subrogation which it may acquire due to any payment or payments made under this Section 1 until all of the Obligations shall have been paid and performed in full.

            (d) The obligations of Guarantor under this Guarantee shall not be affected by the genuineness, validity, regularity or enforceability of any of Contractor's obligations under the Contract, or any amendment, waiver or other modification thereof (except, with respect to the Contract, to the extent of such amendment, waiver or modification), or substitution, release or exchange of collateral for, or other guarantee, of any of the Obligations (except to the extent of such substitution, release or exchange), any priority or preference to which any other obligations of Contractor may be entitled over the Contractor's obligations under the Contract or, to the fullest extent permitted by applicable law, any other circumstance which might otherwise constitute a legal or equitable defense to or discharge of the obligations of a surety or guarantor, including, without limitation, any defense arising out of any laws of the United States of America or any State or subdivision thereof which would either exempt, modify or delay the due or punctual payment and performance of the obligations of Guarantor hereunder.

            (e) Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall, to the fullest extent permitted by law, neither release Guarantor from its obligations hereunder nor affect the liability of Guarantor under this Section 1: (i) the extension of the time for or waiver of, at any time or from time to time, without notice to Guarantor, the Contractor's performance of or compliance with any of its obligations under the Contract (except that such extension or waiver shall be given effect in determining the obligations of Guarantor hereunder),
(ii) any assignment, transfer or other arrangement by which the Contractor transfers its rights under the Contract, (iii) any merger or consolidation of Contractor or Guarantor into or with any other person, (iv) any change in the ownership of any shares of capital stock of Contractor, (v) termination of the Contract (other than for the convenience of Owner under Section 14.2 of the Contract), (vi) forbearance or forgiveness in respect of any matter or thing concerning the Contractor on the part of Owner or Contractor, or (vii) any assignment of the rights of Owner under the Contract to the Financing Parties (as such term is defined in the Contract).

            (f) This Guarantee is an absolute, present and continuing Guarantee of payment and performance and not of collectibility and is in no way conditional or contingent upon any attempt to collect from Contractor any unpaid amounts due or otherwise to enforce performance by Contractor. Guarantor further specifically agrees that it shall not be necessary or required for Owner to take any action against Contractor or any other person to enforce the terms of this Guarantee, including the following actions:

            (v) file suit or proceed to obtain or assert a claim for personal judgment against Contractor for the Obligations, or

            (w) make any effort to enforce the performance of the Obligations by Contractor or to collect any such Obligation under the Contract or under this Guarantee, or

            (x) foreclose against or seek to realize upon security, if any, now or hereafter existing for the Obligations, or

            (y) file suit or proceed to obtain or assert a claim for personal judgment against any other person liable for the Obligations, or make any effort at collection of the Obligations from any such other person, or exercise or assert any other right or remedy to which Owner is or may be entitled in connection with the Obligations or any security or other guarantee therefor, or

            (z) assert or file any claim against the assets of Contractor or any other guarantor or other person liable for the Obligations, or any part thereof, before or as a condition of enforcing the liability of Guarantor under this Guarantee or requiring payment of said Obligation by Guarantor hereunder, or at any time thereafter.

Guarantor hereby unconditionally waives any requirement that, as a condition precedent to the enforcement of the obligations of Guarantor hereunder, Contractor or all or any one or more of any other guarantors of any of the Obligations be joined as parties to any proceedings for the enforcement of any provision of this Guarantee.

            2. (a) If Contractor fails to perform any of its obligations under the Contract, or commits any breach thereof, Guarantor shall, within five (5) days of advance written notice from Owner, immediately: (i) take such steps as may, in the judgment of Owner reasonably exercised, be necessary to have Contractor perform all Contractor's obligations under the Contract, or remedy any breach thereof, or (ii) take such steps as may, in the judgment of Owner reasonably exercised, be necessary to perform itself, or through a third party other than Contractor, all of Contractor's obligations under the Contract, or to remedy any breach thereof.

            (b) If Guarantor fails, to the satisfaction of Owner, at any time to perform any obligations under this Guarantee, Owner may, after affording Guarantor written notice of any such failure and a reasonable opportunity to cure the same, itself perform, or have any third party perform, any such obligations, and Guarantor shall be responsible for all costs incurred by Owner in so performing or so having performed, such obligations.

            3. Notwithstanding anything which may be to the contrary in this Guarantee, the obligations guaranteed by Guarantor and Guarantor's liability under this Guarantee shall not be greater than those of Contractor under the Contract.

            4. The Guarantor hereby represents and warrants to Owner as follows (all as of the date hereof):

            (a) The Guarantor is a corporation duly organized and existing under the laws of New York, and has the power and authority to carry on its business as now conducted, to own or hold under lease the properties it holds itself out as owning or leasing and to enter into and perform its obligations under this Guarantee.

            (b) The Guarantor has power to issue this Guarantee, and this Guarantee has been duly authorized by all necessary action on the part of Guarantor, does not require any approval or other action of the shareholders of Guarantor or approval or consent of any trustee or holders of any indebtedness or obligations of Guarantor, except for such as have been obtained, and has been duly executed and delivered by Guarantor, and the execution and delivery and performance thereof, contravenes any law, judgment, governmental rule, regulation or order applicable to or binding on Guarantor or contravenes or results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, bylaw or other agreement or instrument to which Guarantor is a party or by which Guarantor or its properties may at present be bound or affected.

            (c) Neither the execution and delivery by Guarantor of this Guarantee, nor the performance thereof by Guarantor contemplated hereby, requires the consent or approval of, or the giving of notice (other than ex-post-facto reporting requirements) to, or the registration with, or the taking of any other action in respect of, any governmental authority or agency of the United States of America or any State or subdivision thereof.

            (d) This Guarantee has been duly entered into and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with the terms hereof, except as limited by bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors' rights and remedies generally, subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (e) There are no pending, and to the best of Guarantor's knowledge after due inquiry, no threatened, actions or proceedings against the Guarantor before any court or administrative agency of the United States or any State or subdivision thereof which, either individually or in the aggregate would adversely affect the ability of Guarantor to perform its obligations under this Guarantee, taking into consideration reserves which have been allocated and the probability of unfavorable judgments in any such actions or proceedings.

            5. THIS GUARANTEE AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND IN ALL RESPECTS CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            6. Each of the parties hereto submits to the jurisdiction of the courts of the State of New York and the courts of the United States of America located in the State of New York over any suit, action or proceeding with respect to this Guarantee or the transactions contemplated hereby. Any suit, action of proceeding with respect to this Guarantee or the transactions contemplated hereby may be brought only in the Supreme Court of the State of New York or the United States District Court of the United States of America, in each case located in the County of New York, or Southern District of New York, respectively, and which shall be accepted as the proper legal venue for the settlement of any controversy or dispute arising in connection with it. Each of the parties hereto waives any objection that it may have to the venue of such suit, action or proceeding in any such court or that such suit, action or proceeding in such court was brought in an inconvenient court and agrees not to plead or claim the same.

            7. Owner hereto irrevocably appoints CT Corporation, at 1633 Broadway, New York, New York 10019, as its authorized agent in the State of New York upon which process may be served, and Guarantor hereto irrevocably appoints Prentice Hall Corporation System Inc., 80 State Street, Albany, New York 12207-2543 as its authorized agent in the State of New York upon which process may be served, in any suit, action or proceeding with respect to this Guarantee or the transactions contemplated hereby, and agrees that service of process upon such agent, and written notice of said service to such party by the person serving the same to the address stipulated herein for the sending of notices, shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Each party hereto further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect so long as this Guarantee is in effect.

            8. Notices to Guarantor which are required under the terms of this Guarantee shall be sent by certified mail, return receipt requested, postage prepaid at Guarantor's address first above written and to the attention of Secretary, Foster Wheeler Corporation. Notice shall be considered given and received on the latest original delivery or attempted delivery date as indicted in the postage receipt.

            9. This Guarantee shall bind and inure to the benefit of the parties of this Guarantee, their successors and permitted assigns.

            10. This Guarantee shall not be assigned by Guarantor without the prior written consent of Owner and the Financing Parties. Owner may without consent of Guarantor assign or collaterally assign its interest and obligations hereunder to the Financing Parties for security purposes. The Guarantor hereby expressly authorizes the Financing Parties to exercise the rights of Owner under this Guarantee following realization of their security interest in this Guarantee.

The foregoing rights and obligations are in addition to those set forth in
Section 9 above.

            11. This Guarantee may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of, and shall be enforceable by, Owner to the fullest extent permitted by applicable laws.

            12. No failure on the part of Owner to exercise, no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy hereunder preclude any other further exercise of any other right or remedy.

            13. All representations and warranties contained herein or made in writing by Guarantor in connection herewith shall survive the execution and delivery of this Guarantee regardless of any investigation made by Owner or any other person.

            14. To the fullest extent permitted by applicable law, any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or of any provision in the Contract, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            15. The Guarantor agrees to pay to Owner any and all reasonable costs and expenses (including reasonable legal fees and expenses) incurred by Owner in enforcing this Guarantee.

            IN WITNESS WHEREOF, the Parties to this Guarantee have caused this Guarantee to be executed by their duly authorized representatives the day and year first above written.

PORT ARTHUR COKER                              FOSTER WHEELER CORPORATION
COMPANY L. P.

By:   SABINE RIVER HOLDING
      CORP., General Partner                   By:
                                                  --------------------------
                                                  Name:
                                                  Title:
      By:
         ----------------------
      Name:
      Title:

                                   EXHIBIT C

                            FORM OF LETTER OF CREDIT

                                                                       EXHIBIT C

                            FORM OF LETTER OF CREDIT

                               ISSUING BANK NAME

                                    ADDRESS

IRREVOCABLE STANDBY LETTER OF CREDIT                     DATE:

Beneficiary:          Customer's Name
                      Address

Applicant:            Foster Wheeler USA Corporation
                      Perryville Corporate Park
                      Clinton, New Jersey 08809-4000

We hereby issue in your favor our irrevocable letter of credit for the account of Foster Wheeler USA Corporation (hereinafter called the Seller) for an amount or amounts not to exceed in the aggregate US Dollars (Amount) (Amount written out) available by your drafts at sight presented to us in accordance with the terms and conditions of this letter of credit prior to its expiration.

Your draft(s) must mention our letter of credit number as it appears above, and must include the below mentioned documents.

      Beneficiary's statement, purportedly signed by an officer of the company, certifying at least one of the following:

            1.    a.    that Seller has defaulted in the performance of the
                        following obligations as set forth under its Contract,
                        No. ______ (the "Contract") with (Beneficiary) dated
                        ___________.

                        (Beneficiary must list the defaulted obligations)

                  b. that (Beneficiary) has notified Seller in writing of such default or that the notice provisions of Section
                        14.1 of the Contract do not require notice of such default; and

                  c. that Seller has failed to cure such default in accordance with the notice and cure provisions of
                        Section 14.1 of the Contract;

            2. Final Completion (as defined in the Contract) has not occurred on or before the date that is thirty (30) days prior to the expiration date of this letter of credit and Seller has not caused this letter of credit to be extended or substituted on the same terms as this letter of credit;

            3. the rating of (Issuing Bank's Name) outstanding unsecured indebtedness has fallen below a rating of A, as determined by Standard & Poor's Ratings Group or a rating of A2, as determined by Moody's Investors Service, Inc.; or

            4. (i) Final Completion has occurred despite Seller's failure to complete Punch List (as defined in the Contract) items, (ii) Seller has subsequently failed to complete such Punch List items in accordance with the Contract and (iii) the amount being drawn hereunder is equal to or less than the amount required to complete such Punch List items.

Your drafts must also include the original of this letter of credit.

This letter of credit will expire at our office on the date which is one (1) year from the date of issue or upon receipt of a signed statement from the Beneficiary agreeing to the termination of this letter of credit, whichever is earlier. It is a condition of this letter of credit that it shall be deemed automatically extended, without amendment, for one year from the present or any future expiration date hereof, unless, at least sixty (60) days before any such expiration date, we shall send notice to you and Foster Wheeler USA Corporation that we elect not to renew this credit for such additional period. This letter of credit shall be returned to us upon its expiration.

This letter of credit will be considered automatically as null and void if no claim is received by us prior to such expiration.

This letter of credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication Number 500.

The Seller acknowledges and agrees that this letter of credit may be assigned by the Beneficiary to the Financing Parties (as such term is defined in the Contract) and that upon such assignment, the Financing Parties may exercise all the rights of the Beneficiary under this letter of credit.

                                       Very truly yours,

                                       ISSUING BANK

                                       _________________________________
                                       AUTHORIZED SIGNATURE(S)

                                   EXHIBIT D

                          FORM OF CONSTRUCTION REPORT

A Form of Construction Report is presented on the pages that follow.

HOUP                              [LOGO] FW

Safety

Quality

Schedule                                      [LOGO] CLARK

Cost

--------------------------------------------------------------------------------
                           Heavy Oil Upgrade Project

                       CLARK REFINING AND MARKETING, INC
                              Port Arthur Refinery

                          Contract No. 13-020-4718-00

                              Construction Report

                            Week Ending XXX XX, XXXX

                    Issued By: _____________________________

                       Steve Kokosa- Construction Manager

DISTRIBUTION:

FW Houston     FW Clinton:        Clark- Houston:  Clark- Site  FW-Site
----------     -----------        ---------------  -----------  -------
M. Autrey      R. Burcin/Relyea   K. Isom          R. Howe      E. Crogan
M. El-Khaskab  B. Kutcher                                       S. Kokosa
R. Klick       M. Matlosz/Miele                                 B. Miller
P. Mannion     P. Baylot                                        T. Miller
   Myers                                                        G. Segelke
J. Papon                                                        M. Barnette
D. Reed                                                         K. Abbey
T. Roder                                                        Doc Control-Orig

                                                    Construction Management Team
                                                    Clark Refining and Marketing
                                                                 Port Arthur, TX

--------------------------------------------------------------------------------
1.0 Highlights of Major Events Worked/Accomplished

>
>
>
>
>
>
>
>

2.0 Highlights of Work Planned

>
>
>
>
>
>
>
>
3.0 Site Conditions
--------------------------------------------------------------------------------
                                   Weather                      Site
                            -----------------------          ----------
   Day        Date          Temp         Conditions          Conditions
--------------------------------------------------------------------------------
Monday
--------------------------------------------------------------------------------
Tuesday
--------------------------------------------------------------------------------
Wednesday
--------------------------------------------------------------------------------
Thursday
--------------------------------------------------------------------------------
Friday
--------------------------------------------------------------------------------
Saturday
--------------------------------------------------------------------------------
Sunday
--------------------------------------------------------------------------------

3.0 Progress/Manpower (See Charts and Graphs on following pages)

--------------------------------------------------------------------------------
Overall            This Week           Cumulative              Comments
--------------------------------------------------------------------------------
Plan                                                   From FW Project Schedule
--------------------------------------------------------------------------------
Actual                                                 Based on CIR Earned Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Weekly Construction Report                                          W/E xx/xx/xx

                                                    Construction Management Team
                                                    Clark Refining and Marketing
                                                                 Port Arthur, TX

--------------------------------------------------------------------------------
4.0 Safety

--------------------------------------------------------------------------------
                                                               Job      National
                                       YTD        Job       Inception   Average
                     Month     Year    ORIR    Inception      ORIR       ORIR
--------------------------------------------------------------------------------
Lost Time Accident
--------------------------------------------------------------------------------
Recorded Injury
--------------------------------------------------------------------------------
Fist Aid Case
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Weekly Construction Report                                          W/E xx/xx/xx

                                                    Construction Management Team
                                                    Clark Refining and Marketing
                                                                 Port Arthur, TX

--------------------------------------------------------------------------------
5.0 Quality

--------------------------------------------------------------------------------
Weekly Construction Report                                          W/E xx/xx/xx

                                                    Construction Management Team
                                                    Clark Refining and Marketing
                                                                 Port Arthur, TX

--------------------------------------------------------------------------------
6.0 Engineering

--------------------------------------------------------------------------------
Weekly Construction Report                                          W/E xx/xx/xx

                                                    Construction Management Team
                                                    Clark Refining and Marketing
                                                                 Port Arthur, TX

--------------------------------------------------------------------------------
7.0 Material/Procurement

--------------------------------------------------------------------------------
Weekly Construction Report                                          W/E xx/xx/xx

                                                    Construction Management Team
                                                    Clark Refining and Marketing
                                                                 Port Arthur, TX


--------------------------------------------------------------------------------
8.0 Subcontractor Progress--

--------------------------------------------------------------------------------
Overall            This Week             Cumulative            Comments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Progress

--------------------------------------------------------------------------------
Weekly Construction Report                                          W/E xx/xx/xx

                                                    Construction Management Team
                                                    Clark Refining and Marketing
                                                                 Port Arthur, TX

--------------------------------------------------------------------------------
8.0 Subcontractor Progress- Continued

--------------------------------------------------------------------------------
Weekly Construction Report                                          W/E xx/xx/xx

                                                    Construction Management Team
                                                    Clark Refining and Marketing
                                                                 Port Arthur, TX

--------------------------------------------------------------------------------
9.0 Areas of Concern/Needs List

--------------------------------------------------------------------------------
Weekly Construction Report                                          W/E xx/xx/xx

                                   EXHIBIT E

                FORM OF FINAL CONTRACTOR LIEN WAIVER AND RELEASE

                                                                       Exhibit E

                   CONTRACTOR FINAL AFFIDAVIT AND LIEN WAIVER

Contract No. __________________________

                         KNOW ALL MEN BY THESE PRESENTS

THAT Foster Wheeler USA Corporation as Principal (hereinafter referred to as "CONTRACTOR") with offices located at :Perryville Corporate Park, Clinton, New Jersey 08809-4000 in accordance with the terms and conditions of Contract No. ___________________ with Port Arthur Coker Company L.P., (hereinafter referred to as "Owner") dated _______________, _______, for work to be performed by Contractor, as part of or related to the Coker Complex, comprised of the Delayed Coking Unit, the Hydrocracking Unit, the Sulfur Recovery Unit, the Amine Unit, the Sour Water Unit, and all other equipment and installations related thereto to be located primarily in Jefferson County, Texas (such Coker Complex, Units, equipment and installations related thereto hereinafter referred to as "Coker Project"), as described in the Contract and all amendments thereto ( such Contract and all amendments thereto hereinafter collectively referred to as "Contract") and in consideration of:

        ___________________________________ dollars ($__________.____),

representing final payment under said Contract, hereby releases, forever discharges, and agrees to hold harmless and indemnify Port Arthur Coker Company L.P. ( hereinafter referred to as "Owner"), Owner's successors and assigns, the Coker Project, and the Coker Project site which is leased by Owner from Clark Refining & Marketing. Inc. (hereinafter referred to as "Clark R&M") and which site is located at Clark R & M's Port Arthur, Jefferson County, Texas refinery and any and all improvements, materials and equipment placed, erected or installed thereon (such site hereinafter referred to as "Owner's Site") from any and all liens, removal rights, debts, claims, charges, demands, encumbrances, security interests, mechanic's liens, supplier's, labor or materialmen's liens (constitutional, statutory and common law), obligations and causes of action in the nature of lien claims or removal rights which Contractor has, might have or could have against Owner, Owner's successors and assigns, and the Owner's Site by reason of or otherwise arising out of or in connection with said Contract.

Contractor represents, certifies and warrants that all costs, charges, expenses. payrolls, bills for materials and equipment and other indebtedness connected with the Work for Owner and Owner's successors and assigns might be deemed responsible or Owner's Site or other property might be encumbered, and claims incurred by Contractor or on its behalf, or against said Contractor, in the nature of lien claims or removal rights arising out of work, labor, or services performed or material or equipment supplied, or because of the performance of the Contractor, have been paid or otherwise satisfied, from the proceeds of the payments received from Owner, and that there are no expected or known claims, liens, security interests or encumbrances in the nature of mechanic's or materialmen's liens or claims arising out of or in connection with the performance by Contractor of the work to be performed by Contractor under said

Contract, except for:

_____________________________________________________________________________

(Note, if none, write none in space provided; any claim to which exception is taken, must be described and the specific amount claimed must be set forth) and that this Final Affidavit and Lien Waiver is made for the purpose of inducing payment under the said Contract.

Contractor, further represents, certifies and warrants that each of its sub-contractors and sub-suppliers has made full payment of all costs, charges, expenses, bills and claims incurred by them or on their behalf in the nature of lien claims arising out of work, labor or services performed or material or equipment supplied or because of the performance of the Contractor or its sub-contractors and sub-suppliers under said Contract.

The foregoing shall not relieve the Contractor of its obligations under the provisions of said Contract as amended, or applicable law which by their nature survive completion of the work or services including, without limitation, warranties, guarantees and indemnities, all as set forth in said Contract.

IN WITNESS WHEREOF the undersigned has duly executed this Final Affidavit and Lien Waiver and this _______________________ day of ________, ___________.


                                             Principal:___________________
                                                         Contractor Name

                                             By:__________________________
                                                  Authorized Signature

                                             _____________________________
                                                     Name and Title

STATE OF ___________________

COUNTY OF __________________
____________________________________________________ being duly sworn deposes and says that he/she is the ___________________________________ of the
Contractor named above, that he/she is duly authorized to execute the foregoing Lien Waiver and to make this Final Affidavit, and that the representations, certifications, warranties and statements made in the foregoing Lien Waiver and in this Final Affidavit, are true to his/her own knowledge.


                                             _____________________________
                                                       Signature

      Subscribed and sworn to before me this _________ day of ________,
___________.


                                             _____________________________
                                                   Notary Public

                                   EXHIBIT F

                  FORM OF FINAL SUBCONTRACTOR LIEN WAIVER AND
                                    RELEASE

                                                                       Exhibit F

         SUBCONTRACTOR FINAL AFFIDAVIT, LIEN WAIVER AND GENERAL RELEASE

Subcontract No. _____________________: Purchase Order No.________________ KNOW

                           ALL MEN BY THESE PRESENTS

THAT ______________________________ as Principal (hereinafter referred to as Subcontractor), located at: ADDRESS: _________________________________________
______________________________________________________________________________

In accordance with the terms and conditions of Subcontract No. _____________________ with Foster Wheeler USA Corporation dated ______________,
_______, and Purchase Order No.____________________ with Foster Wheeler USA Corporation dated ________________, ________, for work to be performed by Subcontractor, as part of or related to the Coker Complex. comprised of the Delayed Coking Unit, the Hydrocracking Unit, the Sulfur Recovery Unit, the Amine Unit, the Sour Water Unit, and all other equipment and installations related thereto to be located primarily in Jefferson County, Texas (such Coker Complex, Units, equipment and installations related thereto hereinafter referred to as "Coker Project"), as described in the Subcontract and all amendments thereto (such Subcontract, Purchase Order, and all amendments thereto hereinafter collectively referred to as "Subcontract") and in consideration of:

            ___________________________________ dollars ($______.__)

representing final payment under said Subcontract, hereby releases, forever discharges, and agrees to hold harmless and indemnify Port Arthur Coker Company L.P. ( hereinafter referred to as "Owner"), Owner's successors and assigns, the Coker Project, and the Coker Project site which is leased by Owner from Clark Refining & Marketing, Inc. (hereinafter referred to as "Clark R&M") and which site is located at Clark R & M's Port Arthur, Jefferson County, Texas refinery and any and all improvements, materials and equipment placed, erected or installed thereon (such site hereinafter referred to as "Owner's Site") from any and all liens, removal rights, debts, claims, charges, demands, encumbrances, security interests, mechanic's liens, supplier's, labor or materialmen's liens (constitutional, statutory and common law), obligations and causes of action of every nature which Subcontractor has, might have or could have against Owner, Owner's successors and assigns, Foster Wheeler USA Corporation and its affiliates, and the Owner's Site by reason of or otherwise arising out of or in connection with said Subcontract.

Subcontractor represents, certifies and warrants that all costs, charges, expenses, payrolls, bills for materials and equipment and other indebtedness connected with the Work for which Owner and Owner's successors and assigns might be deemed responsible or Owner's Site or the property might be encumbered, and claims incurred by Subcontractor or on its behalf, or against said Subcontractor, of even nature and kind whatsoever arising out of Work, labor, or services performed or material or equipment supplied, or because of the performance of the Subcontractor, have been paid or otherwise satisfied, from the proceeds of the payments received from Foster Wheeler USA Corporation, and that there are no expected or known claims, liens, security interests or encumbrances in the nature of mechanic's or materialmen's liens or claims arising out of or in connection with the performance by Subcontractor of the Work to be performed by Subcontractor under said Subcontract, except for:

_______________________________________________________________________________
(Note, if none, write none in space provided: any claim to which exception is taken, must be described and the specific amount claimed must be set forth.) and that this Final Affidavit, Lien Waiver and General Release is made for the purpose of inducing payment under the said Subcontract.

Subcontractor, further represents, certifies and warrants that each of its sub-subcontractors and sub-suppliers has made full payment of all costs, charges, expenses, bills and claims incurred by them or on their behalf of even nature and kind whatsoever arising out of Work, labor or services performed or material or equipment supplied or because of the performance of the Subcontractor or its sub-subcontractors and sub-suppliers under said Subcontract.

AS ADDITIONAL CONSIDERATION FOR THE FINAL PAYMENT, THE SUBCONTRACTOR AGREE
TO INDEMNIFY AND HOLD HARMLESS OWNER, CLARK R & M FOSTER WHEELER USA CORPORATION AND ITS AFFILIATES, AND OWNER'S SITE, FROM AND AGAINST ALL COSTS, LOSSES, DAMAGES, CLAIMS, CAUSES OF ACTION, JUDGMENTS AND EXPENSES, INCLUDING ATTORNEY'S FEES ARISING OUT OF OR IN CONNECTION WITH CLAIMS AGAINST OWNER, CLARK R&M, FOSTER WHEELER USA CORPORATION AND ITS AFFILIATES, AND OWNER'S SITE WHICH CLAIMS ARISE OUT OF THE PERFORMANCE OF THE WORK UNDER THE SUBCONTRACT AND WHICH MAY BE ASSERTED BY THE SUBCONTRACTOR OR ANY OF ITS SUB-SUBCONTRACTORS OR SUB-SUPPLIERS OF ANY TIER OR ANY OF THEIR REPRESENTATIVES, OFFICERS, OR EMPLOYEES EXCEPT FOR THOSE CLAIMS LISTED ABOVE.

The foregoing shall not relieve the Subcontractor of its obligations under the provisions of said Subcontract as amended, or applicable law, which by their nature survive completion of the Work or services including, without limitation, warranties, guarantees and indemnities, all as set forth in said Subcontract.

IN WITNESS WHEREOF the undersigned has duly executed this Final Affidavit, Lien Waiver and General Release this ________________________ day of __________________________, ________.


                                             Principal:________________________
                                                         Subcontractor Name

                                             By:_______________________________
                                                  Authorized Signature

                                             __________________________________
                                                     Name and Title

STATE OF ___________________

COUNTY OF __________________
____________________________________________________ being duly sworn deposes and says that he/she is the ___________________________________ of the
Contractor named above, that he/she is duly authorized to execute the foregoing Lien Waiver and to make this Final Affidavit, and that the representations, certifications, warranties and statements made in the foregoing Lien Waiver and in this Final Affidavit, are true to his/her own knowledge.

                                             _____________________________
                                                       Signature

      Subscribed and sworn to before me this _________ day of ________,
___________.


                                             _____________________________
                                                   Notary Public

                                   EXHIBIT G

                  FORM OF CONTRACTOR PARTIAL LIEN WAIVER AND
                                    RELEASE

                                                                       Exhibit G

                  CONTRACTOR PARTIAL AFFIDAVIT AND LIEN WAIVER

Contract No. __________________________

                         KNOW ALL MEN BY THESE PRESENTS

THAT Foster Wheeler USA Corporation as Principal (hereinafter referred to as "CONTRACTOR"), with offices located at :Perryvillle Corporate Park, Clinton, New Jersey 08809-4000, in accordance with the terms and conditions of Contract No. _________________ with Port Arthur Coker Company L.P. (hereinafter referred to as "Owner") dated _______________, _______, for work to performed by Contractor, as part of or related to the Coker Complex, comprised of the Delayed Coking Unit, the Hydrocracking Unit, the Sulfur Recovery Unit, the Amine Unit, the Sour Water Unit, and all other equipment and installations related thereto to be located primarily in Jefferson County, Texas (such Coker Complex, Units, equipment and installations related thereto hereinafter referred to as "Coker Project"), as described in the Contract and all amendments thereto ( such Contract and all amendments thereto hereinafter collectively referred to as "Contract" and in consideration of:

          _____________________________________ dollars ($_______.___)

representing partial payment under said Contract, hereby releases, forever discharges, and agrees to hold harmless and indemnify Port Arthur Coker Company L.P. ( hereinafter referred to as "Owner"), Owner's successors and assigns, the Coker Project, and the Coker Project site which is leased by Owner from Clark Refining & Marketing, Inc. (hereinafter referred to as "Clark R&M") and which site is located at Clark R & M's Port Arthur, Jefferson County, Texas refinery and any and all improvements, materials and equipment placed, erected or installed thereon (such site hereinafter referred to as "Owner's Site") from any and all liens, removal rights, debts, claims, charges, demands, encumbrances, security interests, mechanic's liens, supplier's, labor or materialmen's liens (constitutional, statutory or common law), obligations and causes of action in the nature of lien claims or removal rights which Contractor has, might have or could have against Owner, Owner's successors and assigns, and the Owner's Site by reason of or otherwise arising out of or in connection with the Contract.

Contractor represents, certifies and warrants that all costs, charges, expenses, payrolls, bills for materials and equipment and other indebtedness connected with the work for which Owner and Owner's successors and assigns might be deemed responsible or Owner's Site or other property might be encumbered, and claims incurred by Contractor or on its behalf, or against said Contractor, in the nature of lien claims or removal rights arising out of work, labor, or services performed or material or equipment supplied, or because of the performance of the Contractor, have been paid or otherwise satisfied, from the proceeds of the payments received from Owner, and that there are no expected or known claims, liens, security interests or encumbrances in the nature of mechanic's or materialmen's liens or claims arising out of or in connection with the performance by Contractor of the work to be performed by Contractor under said Contract to the date of certification, except for:

________________________________________________________________________________
(Note, if none, write none in space provided; any claim to which exception is taken, must be described and the specific amount claimed must be set forth) and that this Partial Affidavit and Lien Waiver is made for the purpose of inducing payment under the said Contract.

Contractor, further represents, certifies and warrants that each of its sub-contractors and sub-suppliers has made full payment of all costs, charges, expenses, bills and claims incurred by them or on their behalf in the nature of lien claims arising out of work, labor or services performed or material or equipment supplied or because of the performance of the Contractor or its sub-contractors and sub-suppliers under said Contract.

The foregoing shall not relieve the Contractor of its obligations under the provisions of said Contract as amended or applicable law, which by their nature survive completion of the work or services including, without limitation, warranties, guarantees and indemnities, all as set forth in said Contract.

IN WITNESS WHEREOF the undersigned has duly executed this Partial Affidavit and Lien Waiver and this _________________________ day of
___________________________, _________ (the "date of certification").


                                       Principal:_______________________________
                                                    Contractor Name

                                       By:______________________________________
                                                    Authorized Signature

                                       _________________________________________
                                                    Name and Title

STATE OF ___________________

COUNTY OF __________________

__________________________________________________ being duly sworn deposes and says that he/she is the ___________________________________ of the Contractor
named above, that he/she is duly authorized to execute the foregoing Partial Lien Waiver and to make this Affidavit, and that the representations, certifications, warranties and statements made in the foregoing Partial Lien Waiver and in this Affidavit, are true to his/her own knowledge.


                                             _____________________________
                                                       Signature

Subscribed and sworn to before me this _________ day of ________, ___________.


                                             _____________________________
                                                   Notary Public

                                   EXHIBIT H

                 FORM OF SUBCONTRACTOR PARTIAL LIEN WAIVER AND
                                    RELEASE

                                                                       Exhibit H

        SUBCONTRACTOR PARTIAL AFFIDAVIT, LIEN WAIVER AND GENERAL RELEASE

Subcontract No. _________________________; Purchase Order No.___________________

                         KNOW ALL MEN BY THESE PRESENTS

THAT _________________________________ as Principal (hereinafter referred to as Subcontractor), located at: ADDRESS: ___________________________________________
____________________________________ ___________________________________________

In accordance with the terms and conditions of Subcontract No. ____________________ with Foster Wheeler USA Corporation dated ______________,
_______, and Purchase Order No.___________________ with Foster Wheeler USA Corporation dated ______________, _______, for work to performed by Subcontractor, as part of or related to the Coker Complex, comprised of the Delayed Coking Unit, the Hydrocracking Unit, the Sulfur Recovery Unit, the Amine Unit, the Sour Water Unit, and all other equipment and installations related thereto to be located primarily in Jefferson County, Texas (such Coker Complex, Units, equipment and installations related thereto hereinafter referred to as "Coker Project"), as described in the Subcontract and all amendments thereto (such Subcontract, Purchase Order, and all amendments thereto hereinafter collectively referred to as "Subcontract") and in consideration of:

           _____________________________________ dollars ($______.___),

representing partial payment under said Subcontract, hereby releases, forever discharges, and agrees to hold harmless and indemnify Port Arthur Coker Company L.P. ( hereinafter referred to as "Owner"), Owner's successors and assigns, Foster Wheeler USA Corporation and its affiliates, the Coker Project, and the Coker Project site which is leased by Owner from Clark Refining & Marketing, Inc. (hereinafter referred to as "Clark R&M") and which site is located at Clark R & M's Port Arthur, Jefferson County, Texas refinery and any and all improvements, materials and equipment placed, erected or installed thereon
(such site hereinafter referred to as "Owner's Site") from any and all liens, removal rights, debts, claims, charges, demands, encumbrances, security interests, mechanic's liens, supplier's, labor or materialmen's liens (constitutional, statutory or common law), obligations and causes of action of even nature which Subcontractor has, might have or could have against Owner, Owner's successors and assigns, Foster Wheeler USA Corporation and its affiliates, and/or the Owner's Site by reason of or otherwise arising out of or in connection with the performance of Subcontractor under said Subcontract.

Subcontractor represents, certifies and warrants that all costs, charges, expenses, payrolls, bills for materials and equipment and other indebtedness connected with the work for which Owner and Owner's successors and assigns might be deemed responsible or Owner's Site or other property might be encumbered, and claims incurred by Subcontractor or on its behalf, or against said Subcontractor, of every nature and kind whatsoever arising out of work, labor, or services performed or material or equipment supplied, or because of the performance of the Subcontractor, have been paid or otherwise satisfied, from the proceeds of the payments received from Foster Wheeler USA Corporation, and that there are no expected or known claims, liens, security interests or encumbrances in the nature of mechanic's or materialmen's liens or claims arising out of or in connection with the performance by Subcontractor of the Work to be performed by Subcontractor under said Subcontract, except for:

_______________________________________________________________________________
(Note, if none, write none in space provided: any claim to which exception is taken, must be described and the specific amount claimed must be set forth.) and that this Partial Affidavit, Lien Waiver and General

Release is made for the purpose of inducing payment under said Subcontract.

Subcontractor, further represents. certifies and warrants that each of its sub-subcontractors and sub-suppliers has made full payment of all costs, charges, expenses, bills and claims incurred by them or on their behalf of every nature and kind whatsoever arising out of work, labor or services performed or material or equipment supplied or because of the performance of the Subcontractor or its sub-subcontractors and sub-suppliers under said Subcontract.

AS ADDITIONAL CONSIDERATION FOR THE PARTIAL PAYMENT, THE SUBCONTRACTOR AGREES TO INDEMNIFY AND HOLD HARMLESS OWNER, CLARK R & M, FOSTER WHEELER USA CORPORATION AND ITS AFFILIATES, AND OWNER'S SITE, FROM AND AGAINST ALL COSTS, LOSSES, DAMAGES, CLAIMS, CAUSES OF ACTION, JUDGMENTS AND EXPENSES, INCLUDING ATTORNEY'S FEES ARISING OUT OF OR IN CONNECTION WITH CLAIMS AGAINST OWNER, CLARK R & M. FOSTER WHEELER USA CORPORATION AND ITS AFFILIATES, AND OWNER'S SITE WHICH CLAIMS ARISE OUT OF THE PERFORMANCE OF THE WORK UNDER THE SUBCONTRACT AND WHICH MAY BE ASSERTED BY THE SUBCONTRACTOR OR ANY OF ITS SUB-SUBCONTRACTORS OR SUB-SUPPLIERS OF ANY TIER OR ANY OF THEIR REPRESENTATIVES, OFFICERS, OR EMPLOYEES EXCEPT FOR THOSE CLAIMS LISTED ABOVE.

The foregoing shall not relieve the Subcontractor of its obligations under the provisions of said Subcontract as amended, or applicable law, which by their nature survive completion of the Work or services including, without limitation, warranties, guarantees and indemnities, all as set forth in said Subcontract.

IN WITNESS WHEREOF the undersigned has duly executed this Partial Affidavit, Lien Waiver and General Release this _______________________ day of _________________________, _________( the "date of certification").


                                       Principal:_______________________________
                                                    Subcontractor Name

                                       By:______________________________________
                                                    Authorized Signature

                                       _________________________________________
                                                    Name and Title

STATE OF ___________________

COUNTY OF __________________

__________________________________________________ being duly sworn deposes and says that he/she is the ____________________________________ of the
Subcontractor named above, that he/she is duly authorized to execute the foregoing Partial Lien Waiver and General Release and to make this Affidavit, and that the representations, certifications, warranties and statements made in the foregoing Partial Lien Waiver and General Release and in this Affidavit, are true to his/her own knowledge.


                                             _____________________________
                                                       Signature

      Subscribed and sworn to before me this _________ day of ________,
___________.


                                             _____________________________
                                                   Notary Public

                                   EXHIBIT I

                              FORM OF CHANGE ORDER

      The Form of Change Order is attached, form 142-100.

                                                   CHANGE IN ORDER VALUE REQUEST

FOSTER WHEELER USA CORPORATION      [LOGO]         NO.__________ DATE __________
PROCUREMENT DEPARTMENT
                                                   CLIENT_______________________

                                                   FW CONTRACT__________________

--------------------------------------------------------------------------------

To: ___________________________       SUBJECT:  VENDOR EXTRAS/DEDUCTS
     (Procurement Coordinator)
                                                VENDOR _________________________

FROM:__________________________                 P.0. NO. _______________________
             (Buyer)
                                                TAG. NO. _______________________

DATE SUBMITTED ________________                 MATERIAL _______________________

                                                         _______________________

THE ATTACHED DOCUMENTS/CORRESPONDENCE SUBSTANTIATE A PROPOSED CHANGE IN ORDER
VALUE:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

DESCRIPTION OF CHANGE(S)                              PRICE CHANGE(S)

_________________________________________________     __________________________

_________________________________________________     __________________________

_________________________________________________     __________________________

_________________________________________________     __________________________

_________________________________________________     __________________________

                                                TOTAL __________________________

CHANGE INITIATED BY:          CHANGE WILL ALSO AFFECT:

|_| VENDOR                    |_| VENDOR'S SHIPPING DATE
|_| CLIENT                        ______________________
|_| PRICE ENGINEERING         |_| INSTALLED COST
|_| PROJECT ENGINEERING       |_| SCHEDULE
|_| DESIGN ENGINEERING        |_| ENGRG. MAN HOURS

PLEASE CIRCULATE FOR REVIEW/APPROVAL PROMPTLY AND RETURN WITH FINAL DISPOSITION MARKED BELOW.

|_| NOT APPROVED BY _________________ DATE ___________

|_|  APPROVED

     PRICE ENGR.     BY _______________ DATE ___________ COMMENTS ______________

     SPEC.  ENGR.       _______________      ___________          ______________

     PROJ. ENGR.        _______________      ___________          ______________

     PROJ. CONTROL      _______________      ___________          ______________

     PROJ. MANAGER      _______________      ___________          ______________

     CLIENT             _______________      ___________          ______________

PRICE CHANGE(S) VERIFIED                     TOTAL CHANGE IN PRICE APPROVED $___
BY ESTIMATING |_| YES
              |_| NOT REQ'D.                 DATE RETURNED TO BUYER FOR ACTION _

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                                                                  [LOGO]
                              CONTRACT CHANGE FORM
--------------------------------------------------------------------------------
CHANGE NO.    CONTRACT NO.    UNIT              CLIENT                 DATE
--------------------------------------------------------------------------------
46xx-001       13-004610      46xx     CLARK Refining & Marketing
--------------------------------------------------------------------------------

I.    DESCRIPTION OF CHANGE

--------------------------------------------------------------------------------

II.   BASIS OF CHANGE:

     |_| CLIENT SCOPE  |_| FW SCOPE |_| NON-CONFORMANCE  |_| OTHER

--------------------------------------------------------------------------------

III.  SUMMARY OF COST CHANGE:
      CODE    DESCRIPTION                      MANHOURS            AMOUNT

      1000    Direct Materials
      2000    Subcontracts - Mtl. & Labor
      3000    Subcontracts - Labor Only
      40OO    Direct Labor
      5000    Indirect Materials
      6000    Indirect Labor
      7000    Payroll Burden
      8000    Home Office
      9000    Miscellaneous
                                               --------            ------
              TOTAL COST(1000-9000)                                $    0
              Escalation
              Contingency
              Fee for GOAH & P

              Total Price of Charge                                $    0
                                                                   ======
--------------------------------------------------------------------------------

IV.   SUMMARY OF SCHEDULE IMPACT

--------------------------------------------------------------------------------

V.    COST OF PREPARING CHANGE:                        $
      (Incl'd in 8000)                                    -----------------

--------------------------------------------------------------------------------

VI.   APPROVALS:

      FWUSA                             CLIENT

      -----------------                 ------------------
      M. A. Autrey                      Ken Isom
      Project Director                  Technical Director

      -----------------                 ------------------
      Date                              Date

--------------------------------------------------------------------------------

                                                                       Exhibit J

             FORM OF SUBCONTRACTOR ASSIGNMENT AND CONSENT AGREEMENT

            CONSENT AND AGREEMENT, dated as of __, 1999, by the undersigned (the "Counterparty").

                                   BACKGROUND

      (a) The Counterparty has entered into the contract, sub-contract or license agreement attached hereto (the "Contract") with Foster Wheeler USA Corporation (the "Contractor").

      (b) The Contract was entered into in connection with the construction and development by Contractor of a delayed coking facility and related equipment construction or upgrade (the "Project").

      (c) In connection with the development of the Project, it is intended that the Contractor may assign the Contract to Port Arthur Coker Company L.P. (the "Owner").

      (d) In connection with the financing of the Project, it is intended that the Owner assign its rights in the Contract, by way of security, and grant a lien on and a security interest in, all of the Owner's right, title and interest in the Contract, to |_|, as Collateral Trustee for the Secured Parties.

      Now, therefore, the Counterparty hereby delivers this Consent and Agreement to the Owner and the Collateral Trustee.

SECTION 1. CONSENTS TO ASSIGNMENTS

      The Counterparty hereby:

      (a) acknowledges that the Contract attached hereto may be assigned by the Contractor to Owner as provided in the Contract for Engineering, Procurement and Construction Services dated as of July __, 1999 between Owner and
Contractor ("EPC Contract"), and irrevocably consents to such assignment; and

      (b) (i) acknowledges that Owner may assign its rights under the EPC Contract to obtain an assignment of the Contract, by way of security, and grant a lien on and a security interest in, all of the Owner's right, title and interest in the Contract, to { ], as Collateral Trustee for the Secured Parties to secure indebtedness incurred or guaranteed by Owner in connection with the Project ("Project Debt") and (ii) irrevocably consents to such assignment by the Owner and any and all subsequent assignments of the Contract by the Collateral Trustee or any other Secured Party to any third party.

SECTION 2. ATTORNMENT

      (a) If an assignment pursuant to Section 1(a) occurs (i) the Counterparty shall continue to perform, for the benefit of the person to whom or the entity to which the Contract is assigned, its obligations under the Contract pursuant to its terms as modified by this Consent and Agreement, without regard to any default by the Contractor thereunder, and (ii) the Contractor shall remain liable to the Counterparty for all its obligations and duties under the Contract accrued through the effective time of such assignment.

      (b) If an assignment by the Collateral Trustee or any other Secured Party to a third party occurs pursuant to the Section 1(b)(ii), the Counterparty agrees to enter into a consent and agreement with such third party, which consent and agreement shall be in the form of this Consent and Agreement, except that such consent and agreement (i) shall omit any terms and conditions that may be inapplicable, but (ii) shall contain a provision to the effect that the third-party transferee shall be liable, not personally, but solely to the extent of its direct or indirect right, title and interest in and to the Project, to perform the duties and obligations of the Contractor under the Contract as arise in respect of the period commencing on the effective date of such assignment.

      (c) The Counterparty hereby acknowledges and agrees that neither the Owner, nor the Collateral Trustee or any other Secured Party shall have any liability under, arising from, or in connection with, the Contract unless and until it assumes all obligations of the Contractor under the Contract in writing.

SECTION 3. BENEFICIARIES

      This Consent and Agreement is executed by the Counterparty for the benefit of the Owner, the Collateral Trustee and the other Secured Parties and each of them is hereby expressly made a third-party beneficiary hereof, is entitled to rely hereon and is entitled to directly exercise and enforce all rights and remedies hereunder.

SECTION 4. MISCELLANEOUS

      (a) This Consent and Agreement may not be amended or waived, except by an instrument in writing signed by each of the parties hereto. This Consent and Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Delivery of an executed signature page of this Consent and Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Consent and Agreement is separate and subsequent to the Contract and shall supersede anything in the Contract to the contrary, including without limitation any provision therein stating that the Contract is the entire agreement of the parties thereto. This consent is intended to be effective upon its execution and delivery by the Counterparty to the Contractor and the Counterparty waives acceptance, notice of acceptance, notice of reliance and any other doctrine by which the effectiveness of this consent would be voidable, void or otherwise limited.

      (b) The Counterparty hereby irrevocably and unconditionally: (i) submits for itself and its property in any legal action or proceeding relating to this Consent and Agreement to the non-exclusive general jurisdiction of the courts of the State of New York located in the City of New York and the Federal courts of the U.S. for the Southern District of New York located in the City of New York; and (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same.

      SECTION 5. DEFINITIONS

      As used in this Consent and Agreement: (a) the term "Secured Parties" shall mean all of the secured parties (including their respective successors and permitted assigns) that may be identified a such in the documentation relating to the financing of the Project; and (b) the term "Collateral Trustee" shall mean [___________] (including its successors and permitted assigns) and any other entity that may from time to time be appointed by the Secured Parties to act as collateral trustee for their benefit.

                         CORPORATE NAME
                         OF COUNTERPARTY: _______________________________

                                        By: _____________________________
                                            Name:
                                            Title:

ACCEPTED AND ACKNOWLEDGED:


     FOSTER WHEELER USA CORPORATION


     By: _____________________________
         Name:
         Title:

PORT ARTHUR COKER COMPANY L.P.


     By: SABINTE RIVER HOLDING CORP.,
         General Partner


          By: _____________________________
              Name:
              Title:

     [COLLATERAL TRUSTEE]


          By: _____________________________
              Name:
              Title:

                                                                       Exhibit K

               FORM OF CONTRACTOR ASSIGNMENT AND CONSENT AGREEMENT

            CONSENT AND AGREEMENT, dated as of ___________, 1999, among FOSTER WHEELER USA CORPORATION, a Delaware corporation ("Contractor"), ______________________________ a ________, as Collateral Trustee for the benefit of the Secured Parties (as hereinafter defined) (in such capacity, together with its successors and assigns, the "Collateral Trustee"), and PORT ARTHUR COKER COMPANY L.P., a Delaware limited partnership (the "Owner").

            WHEREAS, the Owner is constructing and will own and operate a new delayed Coker facility and certain related refinery equipment, located at the Clark Refining & Marketing, Inc. refinery in Port Arthur, Texas (the "Coker Complex") ___________;

            WHEREAS, the Contractor and the Owner have entered into the Contract for Engineering, Procurement and Construction Services dated as of ________, 1999 (as amended, supplemented or otherwise modified from time to time, the "EPC Contract"), pursuant to which Contractor has agreed construct the Coker Complex, all on the terms and conditions set forth in the EPC Contract;

            WHEREAS, in order to finance the construction and operation of the Coker Complex, the Owner has entered into financing arrangements (as the same may be amended, supplemented or otherwise modified, or extended or refinanced, from time to time, the "Financing Arrangements") with the banks and other financial institutions from time to time parties thereto (together with their respective successors and assigns, the "Financing Parties") ____________;

            WHEREAS, the Financing Arrangements provide, among other things, for the making of the loans and other extensions of credit to the Owner, the proceeds of which are to be applied to finance the construction of the Coker Complex;

            WHEREAS, the loans, bonds and other obligations of Owner incurred in connection with the Financing Arrangements will be secured by substantially all of the assets of the Owner pursuant to a Common Security Agreement, dated as of_________ __, 1999, entered into by the Owner in favor of the Collateral Trustee, pursuant to which the Owner has assigned to the Collateral Trustee for the benefit of the Secured Parties, as collateral security for the Senior Debt Obligations, all of the Owner's right, title and interest in, to and under among other things the EPC Contract;

            WHEREAS, it is a condition to the obligations of the Financing Parties under the Financing Arrangements that the Contractor execute and deliver this Consent;

            NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS.

      (a) Defined Terms. The following terms shall have the meanings indicated:

            "Coker Complex" has the meaning specified in the recitals.

            "Collateral Trustee" has the meaning specified in the caption of this Consent.

            "Common Security Agreement" means the Common Security Agreement, dated as of __________, 1999, among the Owner, the Collateral Trustee and the other parties named therein, as the same may be amended, supplemented or otherwise modified from time to time.

            "Consent" means this Consent and Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Contractor" has the meaning specified in the caption of this Consent.

            "Default Notice" has the meaning specified in Section 5(a).

            "EPC Contract" has the meaning specified in the recitals to this Consent.

            "Event of Default" means any of the events listed in Section __ of the Common Security Agreement.

            "Financing Arrangements" has the meaning specified in the recitals to this Consent.

            "Financing Documents" means the Common Security Agreement and any other agreement or instrument entered into by the Owner or any other Person pursuant to the Financing Arrangements which secures, evidences or governs payment or performance of any of the Senior Debt Obligations.

            "Financing Parties" has the meaning specified in the recitals to this Consent.

            "Nominee" has the meaning specified in Section 5(b).

            "Notice" has the meaning specified in Section 5(a).

            "Owner" has the meaning specified in the caption of this Consent.

            "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other legal entity of whatever nature.

            "Refinancing" means any financing transaction or debt offering transaction, or series of such transactions, all or part of the proceeds of which are used to repay the Senior Debt Obligations or otherwise are used to provide financing for the Coker Complex.

            "Replacement Owner" has the meaning specified in Section 5(c).

            "Secured Parties" has the meaning specified in the Common Security Agreement.

            "Senior Debt Obligations" has the meaning specified in the Common Security Agreement.

            "Transferee" has the meaning specified in Section 5(b)(iii).

      (b) Other Definitional Provisions.

            (i) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Consent shall refer to this Consent as a whole and not to any particular provision of this Consent, and section and subsection references are to this Consent unless otherwise specified.

            (ii) Each reference in this Consent to an agreement, instrument or document shall be deemed to refer to such agreement, instrument or document as the same may be amended, supplemented or otherwise modified from time to time.

            (iii) Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such agreement, instrument or document is in effect.

            (iv) Each reference in this Consent to a Person shall be deemed to include such Person's successors and assigns.

SECTION 2. CONSENTS TO ASSIGNMENTS, ETC.

      The Contractor hereby:

      (a) acknowledges that the Secured Parties are entering into the Financing Arrangements in reliance upon the performance by the Contractor of its obligations under the EPC Contract and this Consent, and irrevocably consents to the assignment of the EPC Contract by the Owner to the Collateral Trustee for the benefit of the Secured Parties as collateral security for the Senior Debt Obligations of all of Owner's right, title and interest in, to and under the EPC Contract;

      (b) irrevocably consents to any subsequent assignments of the EPC Contract by the Collateral Trustee pursuant to Section 5(b), upon and after receipt by the Contractor of written notice from the Collateral Trustee that it desires to exercise its rights and remedies as a secured party, or as trustee for the benefit of the Secured Parties, in respect of the Senior Debt Obligations (but without any right or obligation of the Contractor to know or confirm whether any such subsequent assignment is permitted under the Financing Documents), including the acquisition of all of the Owner's existing and future rights under the EPC Contract by sale, foreclosure or otherwise, or the construction and/or operation of the Coker Complex pending sale or foreclosure through a receiver or otherwise, or the assignment of the EPC Contract to any Person who is a Transferee; and the Contractor will, at the request of any such Transferee, enter into a consent and agreement in connection therewith having terms the same as the terms of this Consent, except such terms as may be inapplicable;

      (c) irrevocably agrees that the Collateral Trustee and the other Secured Parties shall not be subject to, except as set forth in and pursuant to Sections 5(b), 5(b)(i) and 5(b)(ii), any liability or obligation under the EPC Contract, and acknowledges the right of the Collateral Trustee and the other Secured Parties to cure defaults by the Owner under the EPC Contract pursuant to the terms of this Consent (notwithstanding anything to the contrary contained in the EPC Contract), without assuming or being responsible for any of the obligations of the Owner thereunder;

      (d) acknowledges the right of the Collateral Trustee, following the occurrence of an Event of Default under the Common Security Agreement, to exercise its rights thereunder as a secured creditor and collateral assignee of the EPC Contract to make all demands, give all notices, take all actions and exercise all rights of the Owner under the EPC Contract and to enforce such rights against the Contractor, notwithstanding anything to the contrary contained in the EPC Contract as to the party entitled to exercise and enforce those rights (but without any right or obligation of the Contractor to know or confirm whether any such subsequent assignment is permitted under the Financing Documents);

      (e) acknowledges and irrevocably agrees, notwithstanding anything to the contrary contained in the EPC Contract, but subject to the provisions of this Consent, that none of the following shall constitute in and of itself, as between the Contractor and the Collateral Trustee or any other Secured Party, a default or breach by Owner under the EPC Contract:

            (i) the collateral assignment of the EPC Contract to the Collateral Trustee for the benefit of the Secured Parties;

            (ii) the sale or foreclosure of the Coker Complex or any other enforcement by the Collateral Trustee or any other Secured Party of secured creditor remedies;

            (iii) the acquisition of the rights of the Owner under the EPC Contract by the Collateral Trustee or any other Person as a result of sale or foreclosure (or acceptance of an absolute assignment of the EPC Contract in lieu of sale or foreclosure) or the exercise of other secured creditor remedies; or

            (iv) the assignment of the EPC Contract by the Collateral Trustee or any other Secured Party or a Nominee to any other Person, following the acquisition of the EPC Contract by the Collateral Trustee or any other Secured Party or Nominee in the exercise of rights and remedies as a secured creditor (or in lieu of the exercise of such rights and remedies); and

      (f) irrevocably agrees at the request of the Owner, to enter into a consent and agreement in connection with a Refinancing having terms the same as this Consent, except such terms as may be inapplicable or other non-substantive change.

SECTION 3. PAYMENT OF ASSIGNED SUMS

      Until notified in writing by the Collateral Trustee that the Senior Debt Obligations have been paid in full, the Contractor shall pay by wire transfer in U.S. dollars of same day funds directly to the account designated in writing by the Collateral Trustee or as otherwise instructed in writing by the Collateral Trustee any and all amounts, if any, payable by the Contractor to the Owner under the EPC Contract or as a result of a breach thereof. The place and currency of such payment are of the essence of this Consent. All amounts paid to the Collateral Trustee shall be accompanied by a notice specifying the amount of such payment and the purpose for which such payment is being made. After the Contractor has been notified in writing by the Collateral Trustee that the Senior Debt Obligations have been paid in full, the Contractor shall pay such amounts directly to Owner.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF CONTRACTOR

      The Contractor hereby represents and warrants that:

      (a) Organization. It is a corporation duly organized and existing under the laws of Delaware and has the legal capacity to enter into and perform this Consent.

      (b) Government Authorizations. It has obtained all necessary authorizations from the competent governmental authorities for the execution of this Consent and the performance of its obligations hereunder.

      (c) Corporate Authority. The execution and performance by Contractor of this Consent has been duly authorized by all necessary corporate action. This Consent has been duly executed by the Contractor and, assuming the due authorization and execution of this Consent by the Owner and the Collateral Trustee, constitutes the legal, valid and binding obligation of the Contractor, enforceable against the Contractor in accordance with its terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws, now or hereinafter in effect, affecting creditors' rights generally and to general principles of equity.

      (d) No Conflict. Neither the execution of this Consent by the Contractor nor the performance by the Contractor of its obligations hereunder will conflict with or result in any breach of, or constitute a violation of or default under, any applicable law or regulation, the Contractor's charter or by-laws, or any indenture, mortgage, deed of trust, or other instrument or agreement (including, without limitation, any negative pledge or similar clause), to which the Contractor or any of its affiliates is a party, or by which any of them may be bound, or to which any of their respective property or assets may be subject.

      (e) No Litigation. No lawsuit or other proceeding is pending or, to the knowledge of the Contractor, threatened against the Contractor which, if determined adversely to the Contractor, may materially and adversely affect its business or financial condition or the consummation of the transactions contemplated by, or the performance of its obligations under, this Consent or the EPC Contract. No action or proceeding has been instituted and no order, decree, injunction or judgment of any kind from any court or other governmental authority has been issued to avoid, restrain or in any other manner prevent the consummation of the transactions contemplated by this Consent or the EPC Contract.

      (f) Enforcement. The EPC Contract and this Consent are in proper legal form to be enforced against the Contractor, and it is not necessary to ensure the legality, validity, enforceability or admissibility into evidence of the EPC Contract or this Consent that either be filed, recorded or enrolled with any governmental authority, or that any such document be stamped with any stamp, registration or similar transaction tax.

      (g) Execution, Delivery; Binding Agreements. The EPC Contract is in full force and effect and has not been assigned by the Contractor. Except for the assignments referred to in Section 2(a) hereof, the Contractor has not received any notice of transfer or assignment of the EPC Contract by the Owner.

      (h) No Default or Amendment. Neither the Contractor nor, to its knowledge, the Owner is in default under the EPC Contract. The Contractor has no existing claims, counterclaims, offsets or defenses against the Owner in respect of the EPC Contract. The EPC Contract has not been amended, modified or supplemented in any manner.

SECTION 5. RIGHTS OF COLLATERAL TRUSTEE

      The Contractor agrees that the Collateral Trustee, for the benefit of the Secured Parties, so long as any Senior Debt Obligations remain outstanding, shall have the following rights with respect to the EPC Contract:

      (a) Notwithstanding anything to the contrary contained in the EPC Contract, the EPC Contract shall not be terminated or canceled by action of the Contractor as the result of any breach or default of the Owner without prior notice in writing to the Collateral Trustee, specifying the basis therefor (hereinafter called a "Notice"). In the event of a default by Owner under the EPC Contract, the Contractor (i) will give prompt written notice to the Collateral Trustee (a "Default Notice") of such default and any cure period pursuant to the EPC Contract

(the "Owner's Cure Period"), (ii) will allow the Collateral Trustee and the other Secured Parties to cure such default during the Owner's Cure Period (whether or not the Owner or any equity investor in the Owner also has the right to cure such default during such period) and (iii) prior to the exercise by the Contractor of any right to terminate the EPC Contract, will afford the Collateral Trustee and the other Secured Parties the longer of (A) 120 days after the receipt by the Collateral Trustee of the Default Notice and (B) 60 days after the expiration of the Owner's Cure Period (the "Secured Parties' Cure Period") to cure such default, provided that the Secured Parties' Cure Period shall be extended for such longer period of time as is necessary as long as the Collateral Trustee or any other Secured Party shall be diligently acting in good faith to cure such default or to obtain title to the Coker Complex; and provided, further, that notwithstanding the foregoing, in no event shall the Secured Parties' Cure Period with respect to a payment default by the Owner exceed 90 days after the Default Notice from the Contractor. No curing of any defaults under the EPC Contract shall be construed as an assumption by the Collateral Trustee or the Secured Party of any of the obligations, covenants or agreements of the Owner under the EPC Contract.

      (b) If the Collateral Trustee or any other Secured Party, or a Nominee (as defined below), shall become the legal or beneficial owner of the Coker Complex, or shall become entitled to cause the disposition of the Coker Complex pursuant to the exercise of its rights and remedies as a secured creditor, then:

            (i) Such Person, at its election, may continue the EPC Contract by delivering to the Contractor a written notice of continuation. Such Person may thereafter cause the Owner's interest in the EPC Contract to be transferred to itself or to a third party by delivering to the Contractor a written notice of such transfer and an agreement from such Person or such third party satisfying the conditions of Section 5(b)(ii) hereof (such Person or such third party, as the case may be, being herein called a "Transferee"), and in the event of any transfer and any successive transfers thereafter, (A) the Contractor will continue to perform, for the benefit of such Transferee, its obligations under the EPC Contract pursuant to its terms as modified hereby, without regard to any default by the Owner thereunder, (B) the Owner shall remain liable to the Contractor for all its obligations and duties under the EPC Contract, and (C) any Transferee shall become liable, not personally but solely to the extent of its direct or indirect right, title and interest in and to the Coker Complex and the operating contracts relating thereto, to perform the duties and obligations of the Owner under the EPC Contract only as arise in respect of the period commencing on the date of such Transferee's succession, provided Transferee has assumed, in connection with such succession, any payment and other obligations of Owner to Contractor which were outstanding prior to such date of Transferee's succession. Only the Transferee, and not the Person delivering a notice of continuation, shall have liabilities and obligations under the EPC Contract.

            (ii) Any agreement delivered pursuant to the second sentence of subparagraph (i) of this Section 5(b) shall provide that the Transferee shall
(A) assume and agree to perform all future obligations of the Owner under the EPC Contract and agree to be bound by the terms of the EPC Contract in connection therewith and (B) be bound by all actions taken and notices given by the parties under the EPC Contract prior to any such transfer.

            (iii) As used in this Section 5, "Nominee" shall mean (A) any Person or entity that is directly or indirectly owned and controlled by the Collateral Trustee, the Collateral Trustee or any other Secured Party and (B) which has acquired the Owner's right, title and interest in the Coker Complex.

            (c) If (i) the Owner or a trustee or receiver or any Person exercising the powers of a trustee or receiver in any bankruptcy, insolvency, receivership, arrangement, liquidation or similar proceeding applicable to the Owner rejects the EPC Contract, or (ii) the EPC Contract is terminated (x) by reason of any bankruptcy, insolvency, receivership, arrangement, liquidation or similar proceeding applicable to the Owner or (y) by reason of any default by the Owner under the EPC Contract, and if, in any such case, within 90 days after such termination, the Collateral Trustee shall so request, the Contractor will execute and deliver to the Collateral Trustee, one or more of the Secured Parties, a Nominee or a Transferee, as shall be designated by the Collateral Trustee (herein called the "Replacement Owner"), a new contract with the Replacement Owner. The new contract shall contain substantially the same terms and provisions as the EPC Contract for the balance of the unexpired term thereof.

SECTION 6. AGREEMENTS OF CONTRACTOR

      (a) Continuation of Performance. The Contractor agrees to continue the performance of its obligations under the EPC Contract notwithstanding any default by the Owner under any Financing Document, or the exercise by any Person of its rights under any Financing Document as long as all payments due Contractor under the EPC Contract continue to be made by Owner, the Financing Parties or any Transferee.

      (b) Arbitration. The Contractor agrees that the Collateral Trustee may monitor any arbitration proceedings or judicial proceedings between the parties to the EPC Contract.

      (c) No Set-Offs, Deductions or Counterclaim. The Contractor agrees that no amounts due to the Owner under the EPC Contract shall be subject to any reduction for any set-off, deduction, counterclaim (except for compulsory counterclaims) or otherwise based upon any claim against the Owner. The Contractor shall not assert any claim it may have by reason of the Owner's default under the EPC Contract as a defense to performance of its obligations under any other agreement with the Owner or any affiliate of the Owner or under this Consent. Nothing contained in this paragraph (c) shall waive the Contractor's rights to enforce any such claim as a cause of action against the Owner.

      (d) Compliance with Instructions from Collateral Trustee. The Contractor hereby agrees that it shall (i) comply with any and all written instructions received from the Collateral Trustee pursuant to the Financing Documents, (ii) treat such instructions as coming directly from the Owner, (iii) disregard any contradictory instructions received from the Owner and (iv) with effect as of the date of receipt of such instructions, direct to the Collateral Trustee (with a copy to the Owner) all communications and correspondence arising out of or in connection with the EPC Contract.

      (e) Notices. All notices or other communications to be delivered to the Collateral Trustee or any of the other Secured Parties pursuant to this Consent or the EPC Contract shall be delivered to the Collateral Trustee at the address specified in Section 8 below and, in the case of the Contractor or the Owner, to each of these respective entities at the addresses specified in Section 8 below.

      (f) Amendments of EPC Contract, Etc. The Contractor will not agree to any amendment, cancellation or early termination of the EPC Contract, and will not assign its rights or obligations under the EPC Contract to a third party, without the prior written consent of the Collateral Trustee.

      (g) Reservation of Rights. The Contractor expressly reserves all rights and remedies available at law or in equity under the EPC Contract, except to the extent expressly modified in this Consent.

      (h) Copies of Notices to Owner. The Contractor will deliver to the Collateral Trustee a copy of each notice given by it to the Owner concurrently with delivery of such notice to the Owner.

SECTION 7. FURTHER ASSURANCES

            The parties hereto hereby agree to provide to each other such documents and to take such other action as may be reasonably necessary to effectuate fully the purposes of this Consent.

SECTION 8. NOTICES

            All notices and other communication under or in connection with this Consent shall be in writing, shall refer on their face to the EPC Contract (although failure to so refer shall not render any such notice or communication ineffective), shall be sent by first class registered or certified mail (in which case such notice shall be effective three days after mailing), by facsimile (in which case such notice shall be effective immediately), by hand (in which case such notice shall be effective upon receipt or by overnight courier service (in which case such notice shall be effective on the business day immediately following the day it is delivered to the courier) and shall be addressed:

            (i) if to the Contractor, in accordance with the EPC Contract;

            (ii) if to the Collateral Trustee, to

                        [ADDRESS]

            (iii) if to Owner, in accordance with the EPC Contract;

            or

            (iv) to such other address as the Contractor, the Owner or the Collateral Trustee, as the case may be, may designated by prior written notice to the other parties given pursuant hereto.

SECTION 9. MISCELLANEOUS

      (a) Separate Counterparts; Amendments, Waiver. This Consent may be executed in separate counterparts, each of which when so executed and delivered shall be an original but all of such counterparts together shall constitute one and the same instrument. Neither this Consent nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the Contractor, the Collateral Trustee and the Owner.

      (b) Severability. Any provision of this Consent which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      (c) Successors and Assigns. This Consent shall be binding upon and inure to the benefit of the Contractor, the Collateral Trustee, the other Secured Parties, the Owner and their respective successors and permitted assigns.

      (d) GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      (e) Submission to Jurisdiction. Contractor hereby irrevocably and unconditionally: (i) submits for itself and its property in any legal action or proceeding relating to this Consent, or for recognition and enforcement of any judgment in respect thereof or the enforcement of an award rendered pursuant to
Section 11.3 of the EPC Contract, to the non-exclusive general jurisdiction of the courts of the State of New York located in the City of New York and the Federal courts of the U.S. for the Southern District of New York located in the City of New York; and (ii) notwithstanding anything to the contrary contained in the EPC Contract consents that any action or proceeding in connection with the EPC Contract may be brought by the Collateral Trustee and the Financing Parties in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same.

      (f) Enforcement of Judgments. The Contractor agrees that a final non appealable judgment against it in any action, suit or proceeding brought in any New York State or Federal court in accordance with paragraph (e) above shall be conclusive and may be enforced in any jurisdiction by suit on the judgment, a certified copy of which judgment shall be conclusive evidence thereof, or by any other means provided by law.

      (g) No Implied Waiver. Failure or delay on the part of any party hereto to exercise a right under this Consent shall not operate as a waiver thereof; nor shall any single or partial exercise of a right preclude any other future exercise thereof.

      (h) Agent for Service of Process. The Contractor hereby irrevocably and unconditionally appoints United States Corporation Company, with an office on the date hereof at 80 State Street, Albany, NY 12207-2543, as its agent, which shall be a commercial process agent (the "Process Administrative Agent") to receive on behalf of the Contractor and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding in such New York State or Federal court. In any such action or proceeding, such service may be made on Contractor by delivering a copy of such process to the Contractor in care of the Process Administrative Agent at the Process Administrative Agent's above address and by depositing a copy of such process in the mails by certified or registered air mail, addressed to the Contractor at its address set forth beneath its signature hereto (such service to be effective upon such receipt by the Process Administrative Agent and the depositing of such process in the mails as aforesaid). The Contractor hereby further irrevocably and unconditionally authorizes and directs such Process Administrative Agent to accept such service on its behalf. If for any reason the Process Administrative Agent shall cease to be available to act as such, the Contractor agrees to designate a new agent in New York City on the terms and for the purposes of this provision satisfactory to the Collateral Trustee. As an alternate method of service, the Contractor irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in such New York State or Federal court by mailing of copies of such process to Contractor by certified or registered air mail at its address set forth in the EPC Contract, such service to become effective 30 days after such mailing. Nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction. The Contractor hereby agrees that, to the fullest extent permitted by applicable law, a final non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

      (i) Conflicts. Owner hereby acknowledges, in the event of any conflict between this Consent and the EPC Contract, insofar as the obligations of the Contractor with respect to Owner are concerned, the terms of this Consent are to govern.

                           FOSTER WHEELER USA CORPORATION


                           By:    ______________________________________________
                                  Name:
                                  Title:

                           Acknowledged and agreed:


                                  [______________________],
                                  as Collateral Trustee for the benefit of the Secured Parties


                                  By:    _______________________________________
                                         Name:
                                         Title:

                                  PORT ARTHUR COKER COMPANY L.P.

                                  By: SABINE RIVER HOLDING CORP.,
                                      as General Partner


                                      By:    ___________________________________
                                             Name:
                                             Title:

                                                                       Exhibit L

                            FORM OF NOTICE TO PROCEED

                                                                ____, 1999

To:    Foster Wheeler USA Corporation
       2020 Dairy Ashford
       Houston, Texas 77077
       Attn: M.T. Autrey

       Perryville Corporate Park
       Clinton, New Jersey 08809-4000
       Attn: John Blythe

            Reference is hereby made to the Contract for Engineering, Procurement and Construction Services, between Foster Wheeler USA Corporation and Port Arthur Coker Company L.P., dated as of ____ __, 1999 (the "Contract"). Capitalized terms used herein without definition shall have the meanings given such terms in the Contract.

            Owner certifies that the following conditions set forth in Section
16.16 of the Contract have been met:

            (i)   the insurance required to be obtained by the Owner pursuant to
                  Section 9.1 is in effect;

            (ii) the Applicable Permits on Schedule 2.11(a) of the Contract to be obtained by Owner have been obtained;

            (iii) the Project Documents have been executed and delivered by all parties thereto; and

            (iv) the financing pursuant to the Financing Documents had closed and sufficient funds are available for acquisition by Owner of the work in progress under the Interim Reimbursable Contract from Clark R&M.

            We hereby provide you with the Notice to Proceed referred to in
Section 16.16(b)(iii) of the Contract and Work under the Contract shall commence on the __ day of ___, 1999.

            Please acknowledge receipt of this Notice to Proceed by executing on the signature line provided below.

                                    PORT ARTHUR COKER COMPANY L.P.

                                    By:   SABINE RIVER HOLDING CORP.,
                                          General Partner

                                          By:___________________________________
                                          Name:
                                          Title:

Acknowledged and Agreed:

FOSTER WHEELER USA CORPORATION


By:___________________________
Name:
Title: